UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07170

TCW Funds, Inc.

(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017

(Address of principal executive offices)

Patrick W. Dennis, Esq.

Vice President and Assistant Secretary

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

Item 1.	Reports to Shareholders.

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OCTOBER 31

A N N U A L

R E P O R T

EQUITY FUNDS

TCW Artificial Intelligence Equity Fund

TCW Global Real Estate Fund

TCW New America Premier Equities Fund

TCW Relative Value Dividend Appreciation Fund

TCW Relative Value Large Cap Fund

TCW Relative Value Mid Cap Fund

TCW Select Equities Fund

ASSET ALLOCATION FUND

TCW Conservative Allocation Fund

TCW Funds, Inc.

The Letter to Shareholders and/or Management Discussions contained in this Annual Report are the opinions of each Fund’s portfolio managers and are not the opinions of TCW Funds, Inc. or its Board of Directors. Various matters discussed in the Letter to Shareholders and/or Management Discussions constitute forward-looking statements within the meaning of the federal securities laws. Actual results and the timing of certain events could differ materially from those projected or contemplated by these forward-looking statements due to a number of factors, including general economic conditions, overall availability of securities for investment by a Fund, the level of volatility in the securities markets and in the share price of a Fund, and other risk factors discussed in the SEC filings of TCW Funds, Inc. The data presented in the Letter to Shareholders and/or Management Discussions represents past performance and cannot be used to predict future results.

To Our Valued Shareholders

David S. DeVito President, Chief Executive Officer and Director

Dear Valued Investors,

I am pleased to present the annual report for the TCW Funds, Inc. covering the 12-month period ended October 31, 2018. I would like to express our appreciation for your continued investment in the TCW Funds as well as welcome new shareholders to our fund family. As of October 31, 2018, the TCW Funds held total net assets of approximately $15 billion.

This report contains information and portfolio management discussions of our Equity Funds and the TCW Conservative Allocation Fund.

The U.S. Stock Market

U.S. stocks advanced 7.3% (S&P 500 total return index) during the one-year period ended 10/31/18, fueled by strong corporate earnings results that were boosted by a strengthening macroeconomic backdrop and the positive impact of the Tax Cuts and Jobs Act of 2017. The U.S. GDP quarterly growth rate accelerated to the three-to-four percent range in the second and third quarters of the year, with the unemployment rate dipping to a near 50-year low of 3.8%. At the same time, corporate profits jumped over 20% on a year-over-year basis, including a roughly 6-9% gain attributable to the cut in the statutory federal corporate tax rate from 35% to 21%. Yet, after achieving a record high close in late September (S&P 500 price index), the equity market suffered a 9.9% correction during the following month, as Fed Chairman Powell made it clear that the Fed would steadily pursue its agenda of removing the easy liquidity that had characterized monetary policy for nearly a decade. Indeed, the most consequential development for the equity market — and the financial markets more broadly — has been the unequivocal upward drift in interest rates, with the yield on the 10-year US Treasury note climbing from 2.38% at the beginning of the period to 3.14% at the end of October. In addition to the rising cost of capital, stocks have faced a substantial headwind stemming from the U.S. / China trade dispute, which has begun to cut into corporate profits by boosting input costs and creating uncertainty for supply chains.

Looking Ahead

Looking forward, equity investors are focused on whether corporate America has achieved “peak earnings” and the extent to which earnings momentum slows. To be sure, asset prices can no longer rely upon Fed-induced liquidity to propel valuation levels higher, and with interest rates on the rise, stock multiples are likely to face downward pressure. On the other hand, we note that stock market valuations do not appear demanding, as they are presently in line with the average level of the last several decades (forward P/E ratio is presently about 15.5 versus an average of 15.7), and the potential for mid-to-high single digit earnings growth in 2019 is supportive of equity prices. Our view, then, is for greater volatility in the equity market to persist in the near term given the rising interest rate environment coupled with the China trade issue, even if the medium-to-long term prospects for stocks remain compelling. We would also contend that it is likely for there to be ever broader dispersion between winners and losers, largely dictated by the ability of individual companies to achieve recurring cash earnings growth. As such, we believe that bottom-up stock picking is likely to reassert itself in this new era, as the equity market becomes more of a “show-me” story in terms of earnings.

An Update on the TCW Funds Equity Funds

We note the following funds were closed and liquidated within the past 12 months:

•	TCW High Dividend Equities Fund (TGHDX/TGDEX) was liquidated effective January 25, 2018;

•	TCW Focused Equities Fund (TGFFX/TGFVX) was liquidated effective May 31, 2018.

We know that you have many choices when it comes to the management of your financial assets. On behalf of everyone at TCW, I would like to thank you for making the TCW Funds part of your long-term investment plan. We truly value our relationship with you. If you have any

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Letter to Shareholders (Continued)

questions or require further information, I invite you to visit our website at www.tcw.com, or call our shareholder services department at 800-386-3829.

I look forward to further correspondence with you through our semi-annual report next year.

Sincerely,

David S. DeVito

President, Chief Executive Officer and Director

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TCW Artificial Intelligence Equity Fund

Management Discussions

For the year ended October 31, 2018, the TCW Artificial Intelligence Equity Fund (the “Fund”) returned +5.09% and +5.00% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, Russell 3000 Growth Index, returned +10.20% over the same period.

The fiscal year of 2018 started with the S&P 500 posting an 11% gain for the year, though volatility shook the markets in October as the market entered “correction” territory and registered a 10% decline from its late-September peak. The catalysts for the recent leg down include, among other things:

•

Fears that the U.S. Fed will provoke a recession by continuing to raise interest rates — President Trump has been vocal in his explicit criticism of Fed Chair Powell, thereby stoking concerns about whether U.S. GDP can sustain a 3%+ growth rate as we head into 2019;

•

Concerns that the U.S. / China trade war is cutting into corporate profits by boosting input costs — we are in the midst of 3Q earnings season, and many companies are referencing the potential damaging impact of tariffs given the uncertainty for supply chains and potentially higher input costs;

•

Fears that U.S. corporate profit margins have peaked — if the pace of U.S. GDP growth decelerates from its current rate, it may be difficult for companies to sustain the generally strong top-line growth we have witnessed this year and to achieve the market’s consensus 10% earnings growth assumption for 2019; and,

•

Concern that global growth will continue to slow due to trade issues, the Brexit impasse, the Italian budget dispute, and dislocations in emerging markets — there is already evidence of slower global growth ranging from a slowdown in China to weak Purchasing Managers’ Index (PMIs) out of the Eurozone.

Given the considerable uncertainty inherent in the above headwinds for the equity market, stock volatility (as measured by the CBOE Volatility Index (VIX)) at one point roughly doubled in the month of October, from around 12 to 25. Because there is no assurance that the above-stated cross-currents are likely to be resolved in the near-term, it is difficult to anticipate the duration of this period of heightened volatility.

Our two biggest stock contributors during the year were Amazon.com and Netflix, both of which are on the forefront of artificial intelligence technology. Amazon uses machine learning and artificial intelligence in all aspects of its businesses, both retail and Amazon Web Services. On its retail side, algorithmic pricing changes the list price of items, sometimes thousands of times per day, tens of thousands of Kiva robots help assist human workers in fulfilling orders, and drones just recently started delivering orders in the UK and US. Amazon has the leading position in the next frontier of AI — voice — through its Echo devices and the Alexa platform. In cloud computing, Amazon offers a family of AI services that provide cloud-native machine and deep learning, including natural language understanding and automatic speech recognition (Lex), visual search and image recognition (Rekognition), and text-to-speech (Polly).

Amazon showcased encouraging profitability performance during both its second and third quarters. The company exceeded expectations on operating profit behind a sizable margin improvement in the North American Retail segment. Management provided commentary that they are finding and driving efficiencies in the business that should result in sustainable margins. The company also saw continued acceleration of AWS at scale ($24.5B in annualized revenue growing at 49% with margin expansion). Building upon its strong earnings results, we hypothesize that strong results from Walmart and Target may have led to positive read-throughs to Amazon, as the retailers’ performances could be further evidence of a strong U.S. consumer. This positive momentum continued to support Amazon shares during the period.

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TCW Artificial Intelligence Equity Fund

Management Discussions (Continued)

Netflix is a high-growth subscription based content company that applies sophisticated data analysis to its vast amount of generated data in order to determine how much to acquire its content for and how much to invest in its own internally produced content. Furthermore, Netflix’s neural network uses deep learning technology to provide more accurate content recommendations for its users.

Netflix posted stellar subscriber growth during the period. Netflix continues to focus on developing wholesale partnerships and growing its content library which should drive substantial sub growth going forward. The sub strength in the face of price increases suggests that churn has improved and pricing power continues to exist. We believe that the bidding work for 21st Century Fox’s assets during the year gave investors some insight on how much global distribution at scale could be worth, and more specifically, how much value Netflix holds as a company that is already a more developed international platform than Fox. For company-specific news, Netflix announced a few additional distribution partnerships with Comcast, Telefonica, and KDDI, which should help drive incremental subscriber growth or reduce churn through bundled payment offerings.

Our biggest detractor in the period was Western Digital Corp. Western Digital traded down during the period due to weak NAND pricing concerns that negatively impacted the company’s performance. Flash pricing is expected to decline at a faster rate than in prior quarters due to an influx of flash supply amidst a softer demand environment. Partially offsetting this, however, is flash costs that are declining at 15% to 20% annual rates. In response to the difficult price environment, various suppliers of NAND have announced that they will cut production going into next year, which we believe should result in improved supply-demand dynamics in 2019.

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TCW Artificial Intelligence Equity Fund

Management Discussions (Continued)

	Annualized Returns(1)
	1 Yr Return	Inception to Date
TCW Artificial Intelligence Equity Fund
Class I (Inception: 8/31/2017)	5.09%	10.05%
Class N (Inception: 8/31/2017)	5.00%	9.96%
Russell 3000 Growth Index	10.20%	13.66%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.

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TCW Conservative Allocation Fund

Management Discussions

For the year ended October 31, 2018, the TCW Conservative Allocation Fund (the “Fund”) returned +0.04% for the I Class and -0.35% for the N Class shares. The performance of the Fund’s classes varies because of differing expenses. The Fund’s blended benchmark of 40% S&P 500 Index and 60% Bloomberg Barclay U.S. Aggregate Bond Index returned +1.77% over the same period.

The Fund benefited from its allocation in the U.S. equities sector. The strongest returns came from TCW Select Equities Fund (9.3% allocation) and TCW New American Premier Equities Fund (11.4% allocation), both Funds up over 10% over the past year. At the asset allocation level, the decision to overweight large cap U.S. equities helped relative performance.

As of October, the allocation for the Fund was 37% equities, 60% fixed income and 3% cash. This gives the Fund slight underweight to equities and equal weight to fixed income relative to its blended benchmark. Over the past twelve months, the Fund has slightly increased the allocation to Fixed Income. Within Fixed Income, the allocation has been weighted towards lower duration and higher credit quality fixed income. The Fund increased its allocation to Metropolitan West Low Duration Fund over the past year. Within equites, the Fund focused on less volatile and defensive equities. The allocation to TCW Select Equities Fund was slightly increased. Allocations to TCW/Gargoyle Dynamic 500 Fund and TCW/Gargoyle Hedged Value Fund were eliminated this year. The Fund also increased the allocation to cash over the past few months.

Over the past year, U.S. stocks have been volatile. During the month of October, the U.S. equity market at one point registered a 10% price decline from its late-September record high, thereby entering “correction” territory. The catalysts for the recent downturn include, among other things, i) fears that the U.S. Fed will provoke a recession by continuing to raise interest rates, ii) concerns that the U.S. / China trade war is cutting into corporate profits by boosting input costs (many companies have referenced the potential damaging impact of tariffs given the uncertainty for supply chains and potentially higher input costs), and iii) fears that U.S. corporate profit margins have peaked.

The fixed income markets have struggled over the past year with the Bloomberg Barclays U.S. Aggregate Bond Index down 2%. With the 10-year Treasury yields climbing nearly 80 bps in the past year, nearly all sectors in fixed income have struggled. With the Federal Reserve on a path for higher interest rates and unwinding their balance sheets, we think the path for higher interest rates in the short term is likely.

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TCW Conservative Allocation Fund

Management Discussions (Continued)

	Annualized Returns(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date
TCW Conservative Allocation Fund
Class I (Inception: 11/16/2006)	0.04%	2.65%	3.68%	6.74%	4.79%
Class N (Inception: 11/16/2006)	(0.35)%	2.18%	3.18%	6.41%	4.52%
40% S&P 500 Index/60% Bloomberg Barclays U.S. Aggregate Bond Index	1.77%	5.23%	5.68%	7.82%	5.69%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.

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TCW Global Real Estate Fund

Management Discussions

For the year ended October 31, 2018, the TCW Global Real Estate Fund (the “Fund”) generated returns of -6.06% and -6.14% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the S&P Global REIT Index, had a positive return of 1.74% over the same period.

On an attribution basis, the Fund’s underperformance relative to its benchmark during the period was both a result of poor stock selection and sector allocation. From a relative standpoint, the Fund’s largest sector overweight was in Industrial REITs (average weight of 17.27% and up 8.3% for the Fund vs. average weight of 9.86% and up 5.32% for the index), which benefitted performance. The Fund’s largest sector underweight was in Diversified REITs (average weight of 5.11% and down 34.04% for the Fund vs. average weight of 15.20% and down 3.71% for the index), which hurt performance. From a stock selection perspective, positive contributors included NextPoint Residential (NXRT) and Ichigo Office REIT (8975 JP). Conversely, notable detractors from performance included Colony Capital (CLNY) and D.R. Horton (DHI).

After a volatile start to 2018, U.S. stocks resumed the upward march of the past several quarters and peaked in September at around 11% gain for the year. However, volatility again reemerged in October, and the S&P 500 at one point registered a 10% price decline from its late-September record high, thereby entering “correction” territory. The catalysts for the most recent leg down include: (i) Fears that the U.S. Federal Reserve will provoke a recession by continuing to raise interest rates, (ii) Concerns that the U.S. / China trade war is cutting into corporate profits by boosting input costs, (ii) Fears that U.S. corporate profit margins have peaked, and (iv) Concern that global growth will continue to slow due to trade issues, the Brexit impasse, the Italian budget dispute, and dislocations in emerging markets. Given the considerable uncertainty inherent in the above headwinds for the equity market, stock volatility (as measured by the VIX) at one point roughly doubled in the month of October, from around 12 to 25.

While REIT indices generally outperformed during the recent period of heightened volatility, they have considerably underperformed the broader markets over the past several quarters. The primary drivers of the performance disparity in recent years have been robust economic growth and the exceptionally strong performance of the technology space. As an illustration, consider that the technology-heavy Nasdaq Composite Index was up 6.7% year-to-date through October 2018, and was up as much as 18% for the year prior to the recent sell-off. To be sure, many of the megacap technology companies have proven that they have dominant business models and can grow share even at massive scale. Furthermore, unlike during the dot-com era, valuation levels do not yet appear excessively stretched. Accordingly, technology has been an area that many investors have overweight. In contrast, the real estate sector has been entirely out of favor. In a booming economy, most REITs are unable to post high revenue growth due to the contractual nature of leases. Additionally, viewed as a hybrid between fixed income instruments and equity, REITs suffer during periods of rising interest rates. Finally, REITs lack the potential upside capture or “homerun” nature of technology companies that are more levered to innovation. The market is not interested in owning land or hard assets as capital-light business models tend to compound capital faster over time.

We take a differentiated view to the space. Rent growth, while potentially delayed, will still come through in a strong economy. Interest rate concerns are not a REIT-specific phenomenon; in the event that rates rise sharply, all asset classes will be affected. Unlike other sectors, REITs just happen to be pricing in rate increases already. With regard to upside capture, the REIT space is evolving and the value of high quality real estate can provide considerable leverage to innovation, but without the risks. As technology hubs form in certain areas, REITs with outsized exposure to these geographies will perform very well and with less

8

TCW Global Real Estate Fund

Management Discussions (Continued)

downside from the next competitor’s disruptive technology. Finally, Real Estate will serve as a good inflation hedge as land tends to appreciate in inflationary environments. For these reasons, we believe it is beneficial to own high quality real estate assets at a time when the market is not interested.

	Annualized Returns(1)
	1 Yr Return	3 Yr Return	Inception to Date
TCW Global Real Estate Fund
Class I (Inception: 11/28/2014)	(6.06)%	1.29%	0.82%
Class N (Inception: 11/28/2014)	(6.14)%	1.29%	0.80%
S&P Global REIT Index	1.74%	4.06%	3.61%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.

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TCW New America Premier Equities Fund

Management Discussions

For the year ended October 31, 2018, the TCW New America Premier Equities Fund (the “Fund”) returned 10.60% on both I Class and N Class shares. The Fund’s benchmark, the Russell 1000 Index, returned 6.98% over the same period.

The Fund’s performance benefited from concentrated investments in Transunion, Heico Corporation, The Trade Desk Inc. and Constellation Software. The Fund’s performance was negatively impacted by investments in Conagra Brands Inc, Oracle Corporation and Celanese Corporation. Security selection was the primary driver of the Fund’s performance during the year.

As we have indicated in the past we eschew a reliance on macroeconomic forecasts and projections of the future direction of markets — our view is that these factors are unknowable. We therefore focus on what we think is knowable. We believe that a careful assessment of investment opportunities at the security level will provide us, in some cases, with a high probability view of the future free cash flows of a business. Risk adjusted cash flow stream is a key determinant of the future returns of an investment and therefore a key determinant of the portfolio’s future returns. We believe that we have made good decisions in this respect and that the portfolio of companies is built to weather most market environments.

Investment Philosophy

The Fund seeks to outperform the broad U.S. indices in both rising and falling markets with less risk and volatility. We seek to accomplish this objective by investing in a concentrated portfolio of businesses that carefully manage their environmental and social resources and that employ best in class corporate governance practices. We invest in businesses that have high barriers to entry, are stable, generate substantial free cash flow and are managed by prudent leaders.

Risk control. Our primary objective, as stewards of your capital, is to control risk while seeking attractive returns. We control risk in a unique manner; initially we apply our proprietary environmental, social and governance (ESG) quantitative framework to identify better managed businesses that have lower quantifiable and unquantifiable risks. Subsequently we hone our efforts on those businesses that we believe operate in stable industries with attractive industry structures, businesses that produce products that are critical to their customers, and businesses that we believe are led by proven, appropriately incentivized leaders. We endeavor to further control valuation risk by purchasing securities at attractive prices relative to the current free cash flow generation of the businesses. We believe that businesses that fit our profile produce fairly stable cash flow streams and are less prone to macroeconomic fluctuations, competitive pressures and valuation risks.

Consistency. It is also our objective to deliver a consistently positive outcome. We would view outsized outperformance in one year and poor performance in the subsequent year as a poor outcome for our clients. Our bottoms up investment process is focused on selecting undervalued businesses that we believe should perform well in most market environments and hold up well in negative periods. We believe consistency in approach and consistency in outcome gives us the best chance of minimizing a left tail outcome in any given year. It is our view that if we can consistently deliver above average risk adjusted performance over a long period of time the outcome likely would be outperformance relative to our peers over the full period. That is our goal.

Environmental, Social, Governance Analysis: Traditional fundamental analysis does not capture risks associated with managing environmental resources nor does it assess the performance of businesses from

10

TCW New America Premier Equities Fund

Management Discussions (Continued)

the perspective of resource efficiency. Traditional analysis does not typically assess the risks associated with a heterogeneous workforce nor does it assess the competence, quality and engagement level of the Board of Directors. Our investment framework not only pays close attention to these issues, but also we quantify, score, and rank companies and exclude businesses based on these risk factors.

While those risks are not quantified through traditional financial analysis, we have found a significant correlation between companies that manage their resources prudently and businesses that sport strong financial metrics. Businesses that meet our rigorous ESG performance requirements typically have higher free cash flow yields, higher total yields, higher margins and lower levels of financial leverage.

Focus on Dominant, Predictable Businesses with High Barriers to Entry: In the long run the investment performance of a portfolio is inextricably linked to the underlying performance of the earnings and cash flows of the businesses comprising the portfolio. We believe one of the greatest risks in investing is valuing a business based on an erroneous view of the future free cash flows of the business. Such a circumstance results in an investor typically overpaying for a business and therefore generating a poor return on the investment.

In fast growing businesses or in industries that are undergoing rapid changes it is extraordinarily difficult and often dangerous to make an investment in a business when the long-term cash generation potential of the enterprise has a wide spectrum of outcomes. We seek to avoid companies and industries that are undergoing rapid changes.

What we do seek, however, are stable businesses that have dominant market positions, and whose long term cash flows we believe can be predicted reasonably well. The qualitative characteristics that we seek, including attractive industry structures, pricing power and dominant market positions, make us confident in our forecast of the future cash flows of the businesses and therefore provide greater confidence that our valuation of the business is reasonably accurate.

The famed value investor Benjamin Graham once said, “In the short run, the market is a voting machine but in the long run, it is a weighing machine.” Our view is that the market weighs cash flows and in order to consistently purchase a security for less than what it is worth, one should have high confidence in the future free cash flows of a business.

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TCW New America Premier Equities Fund

Management Discussions (Continued)

	Annualized Returns(1)
	1 Yr Return	Inception to Date
TCW New America Premier Equities Fund
Class I (Inception: 1/29/2016)	10.60%	21.77%
Class N (Inception: 1/29/2016)	10.60%	21.77%
Russell 1000 Index	6.98%	15.32%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.

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TCW Relative Value Dividend Appreciation Fund

Management Discussions

For the year ended October 31, 2018, the TCW Relative Value Dividend Appreciation Fund (the “Fund”) posted a return of -3.28% and -3.52% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell 1000 Value Index, returned +3.03% over the same period.

Market Outlook

With the midterm elections in the rear view mirror, investors can now refocus their attention to the health of the U.S. economy and corporate earnings. The advance release for 3Q 2018 GDP came in at a solid 3.5%. Over the course of 2018, the economy has added over 210,000 jobs, on average, per month, a pace not seen since 2015. The unemployment rate has dipped to 3.7%, the underemployment rate slid to 7.4%, and wage growth has risen to 3.1% year-over-year. Current year-over-year 3Q18 revenue run rates are 8-10% with earnings per share (EPS) approximately 25% (17-19% excluding taxes). This marks the third consecutive quarter of 20%+ EPS growth. Corporate profits have room to grow as the U.S. is firmly in the second, positive phase of an equity cycle where margins continue to increase based on top-line revenue growth.

While the U.S. and most of its partners have arrived at overarching agreements on trade, or are at least in negotiations, the situation with China remains tense. Across the Atlantic, with less than six months to go before Britain is to leave the European Union (EU), there is still uncertainty as to how this will play out. Prime Minister Theresa May suffered another setback after the EU rejected parts of the so-called Chequers Plan. Italian politicians are playing with fire over upcoming budget proposals to the EU. Brussels is likely to take relatively hard stances with both countries. Also of concern is Chancellor Angela Merkel’s announcement she will step down as leader of her Christian Democratic Union party in December and not seek re-election when her term expires in 2021. Her announcement came shortly after her party suffered the worst election results over fifty years in the western state of Hesse.

Historically, when election results are finalized, regardless of which party wins, there have been significant late fourth quarter rallies as investors reposition their portfolios for the new Congress. Since 1926, the S&P 500 has returned 7.4%, on average, in the fourth quarter of mid-term election years versus 3.8% for all fourth quarters. Secondly, the third year of Republican presidential terms (since the Eisenhower administration) have proven to be the strongest for stocks with the S&P 500 returning 17.2% on average, or nearly 2.5x the average yearly return of 7.1%. Finally, the combination of a Republican president and a split Congress has resulted in an average return of 15.7% for the S&P 500 since 1950, the second-best among all permutations.

It is typical for there to be much political “noise” during mid-term election years and this one was no exception, albeit exacerbated by the trade strife between the U.S and China and the specter of higher interest rates. The Democrats taking the House of Representatives has led to a divided government, and a “gridlock” environment has historically been supportive for stocks. Infrastructure legislation represents the most likely common ground opportunity which could provide support for industrials and materials stocks. Even though the risk of recession is still low, acrimonious trade talks with China, Washington strife, a tightening Fed, and the narrowing spread between the 2- and 10-Year Treasury yields are all being continuously monitored.

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TCW Relative Value Dividend Appreciation Fund

Management Discussions (Continued)

Fund Review

Over the course of the one-year period ended October 31, 2018, the Fund’s top ten conviction-weighted holdings outperformed the portfolio and the benchmark over the period returning +14.2%, on average, led by AES, Cisco Systems, and Merck. The Fund’s Utilities names were the best relative performers led by AES while its Consumer Staples and Consumer Discretionary names outperformed with solid returns from PepsiCo, Procter & Gamble, and Regal Entertainment. Other notable performers included Intercontinental Exchange and Microsoft, with the latter having been completely sold early in 2018 after appreciating past all five valuation factors. On the downside, the Fund’s Financials names were the biggest detractors due in large part to State Street, MetLife, Invesco, and Citigroup. Schlumberger and Baker Hughes were largely responsible for the loss in Energy while General Electric and to a lesser degree Johnson Controls were mostly to blame for the underperformance in Industrials. The Fund also lost ground in Health Care and Materials due to Gilead, Royal Philips, DowDuPont, and Freeport-McMoRan.

The Fund’s strategy tends to outperform one or more of the benchmarks in most market environments, especially those that favor relative value and growth at a reasonable price (GARP). On the other hand, the Fund’s strategy tends to underperform in deep value environments such as 2002 (when only REITs were positive) and 2011 and 2014 (when Utilities was the best performing sector) as well as in momentum markets such as 2008, 2011 and 2015 when correlations were historically high. While performance for the one-year period ending October 31, 2018 is disappointing, it becomes more understandable as to why the Fund’s strategy has underperformed with both deep value and momentum outperforming. Analysis has shown the strategy has a strong record of rebounding after periods of underperformance, and on a three-year rolling period basis (ending October 31, 2018), has outperformed the Russell 1000 Value Index in 10 out of the 14 periods, over 70% of the time.

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TCW Relative Value Dividend Appreciation Fund

Management Discussions (Continued)

	Annualized Returns(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception Fund	Inception Index
TCW Relative Value Dividend Appreciation Fund
Class I (Inception: 10/29/2004)	(3.28)%	5.41%	5.75%	11.29%	6.65%	7.56%
Class N (Inception: 09/19/1986)	(3.52)%	5.17%	5.49%	10.99%	8.83%	10.11%
Russell 1000 Value Index	3.03%	8.88%	8.61%	11.30%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.

15

TCW Relative Value Large Cap Fund

Management Discussions

For the year ended October 31, 2018, the TCW Relative Value Large Cap Fund (the “Fund”) posted a return of -5.11% and -5.35% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell 1000 Value Index, returned +3.03% over the same period.

Market Outlook

With the midterm elections in the rear view mirror, investors can now refocus their attention to the health of the U.S. economy and corporate earnings. The advance release for 3Q 2018 GDP came in at a solid 3.5%. Over the course of 2018, the economy has added over 210,000 jobs, on average, per month, a pace not seen since 2015. The unemployment rate has dipped to 3.7%, the underemployment rate slid to 7.4%, and wage growth has risen to 3.1% year-over-year. Current year-over-year 3Q18 revenue run rates are 8-10% with earnings per share (EPS) approximately 25% (17-19% excluding taxes). This marks the third consecutive quarter of 20%+ EPS growth. Corporate profits have room to grow as the U.S. is firmly in the second, positive phase of an equity cycle where margins continue to increase based on top-line revenue growth.

While the U.S. and most of its partners have arrived at overarching agreements on trade, or are at least in negotiations, the situation with China remains tense. Across the Atlantic, with less than six months to go before Britain is to leave the European Union (EU), there is still uncertainty as to how this will play out. Prime Minister Theresa May suffered another setback after the EU rejected parts of the so-called Chequers Plan. Italian politicians are playing with fire over upcoming budget proposals to the EU. Brussels is likely to take relatively hard stances with both countries. Also of concern is Chancellor Angela Merkel’s announcement she will step down as leader of her Christian Democratic Union party in December and not seek re-election when her term expires in 2021. Her announcement came shortly after her party suffered the worst election results over fifty years in the western state of Hesse.

Historically, when election results are finalized, regardless of which party wins, there have been significant late fourth quarter rallies as investors reposition their portfolios for the new Congress. Since 1926, the S&P 500 has returned 7.4%, on average, in the fourth quarter of mid-term election years versus 3.8% for all fourth quarters. Secondly, the third year of Republican presidential terms (since the Eisenhower administration) have proven to be the strongest for stocks with the S&P 500 returning 17.2% on average, or nearly 2.5x the average yearly return of 7.1%. Finally, the combination of a Republican president and a split Congress has resulted in an average return of 15.7% for the S&P 500 since 1950, the second-best among all permutations.

It is typical for there to be much political “noise” during mid-term election years and this one was no exception, albeit exacerbated by the trade strife between the U.S and China and the specter of higher interest rates. The Democrats taking the House of Representatives has led to a divided government, and a “gridlock” environment has historically been supportive for stocks. Infrastructure legislation represents the most likely common ground opportunity which could provide support for industrials and materials stocks. Even though the risk of recession is still low, acrimonious trade talks with China, Washington strife, a tightening Fed, and the narrowing spread between the 2- and 10-Year Treasury yields are all being continuously monitored.

16

TCW Relative Value Large Cap Fund

Management Discussions (Continued)

Fund Review

Usually a long-term positive, the Fund’s diversified portfolio structure has hampered returns since mid-May as economically sensitive companies and industries have been negatively impacted by President Trump’s trade war rhetoric and the rotation to U.S. domestic, high dividend oriented sectors. Over the course of the one-year period ended October 31, 2018, the Fund’s top ten conviction-weighted holdings outperformed the portfolio and the benchmark returning +14.5%, on average, led by AES, Cisco Systems, and Merck. The Fund’s Utilities names were the best relative performers led by AES while the strong gains by Molina Healthcare, Merck, and Centene propelled the outperformance in Health Care. The Fund also benefited from stock selection in Consumer Staples and Real Estate led by Procter & Gamble, PepsiCo, and Jones Lang LaSalle. Other positive performers included Intercontinental Exchange and Microsoft, with the latter having been completely sold early in 2018 after appreciating past all five valuation factors. On the downside, the Fund’s Information Technology names were the biggest detractors due in large part to Western Digital and to a lesser degree Cypress Semiconductor and ON Semiconductor. Dana was largely responsible for the loss experienced in Consumer Discretionary while State Street, Hartford Financial, and Invesco detracted in Financials. The Fund also underperformed with its Industrials and Energy names from Terex, General Electric, and Baker Hughes.

The Fund’s strategy tends to outperform one or more of the benchmarks in most market environments, especially those that favor relative value and growth at a reasonable price (GARP). On the other hand, the Fund’s strategy tends to underperform in deep value environments such as 2002 (when only REITs were positive) and 2011 and 2014 (when Utilities was the best performing sector) as well as in momentum markets such as 2008, 2011 and 2015 when correlations were historically high. While performance for the one-year period ending October 31, 2018 is disappointing, it becomes more understandable as to why the Fund’s strategy has underperformed with both deep value and momentum outperforming. Analysis has shown the strategy has a strong record of rebounding after periods of underperformance, and on a three-year rolling period basis (ending October 31, 2018), has outperformed the Russell 1000 Value Index in 15 out of the 21 periods, over 70% of the time.

17

TCW Relative Value Large Cap Fund

Management Discussions (Continued)

	Annualized Returns(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception Fund	Inception Index
TCW Relative Value Large Cap Fund
Class I (Inception: 12/31/2003)	(5.11)%	5.78%	6.43%	11.25%	7.05%	7.63%
Class N (Inception: 12/31/1997)	(5.35)%	5.54%	6.17%	11.01%	6.05%	7.01%
Russell 1000 Value Index	3.03%	8.88%	8.61%	11.30%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.

18

TCW Relative Value Mid Cap Fund

Management Discussions

For the year ended October 31, 2018, the TCW Relative Value Mid Cap Fund (the “Fund”) posted a return of -6.48% and -6.61% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell Midcap Value Index, returned +0.16% over the same period.

Market Outlook

With the midterm elections in the rear view mirror, investors can now refocus their attention to the health of the U.S. economy and corporate earnings. The advance release for 3Q 2018 GDP came in at a solid 3.5%. Over the course of 2018, the economy has added over 210,000 jobs, on average, per month, a pace not seen since 2015. The unemployment rate has dipped to 3.7%, the underemployment rate slid to 7.4%, and wage growth has risen to 3.1% year-over-year. For the Russell Midcap, current year-over-year 3Q18 revenue run rates are 8-10% with earnings per share (EPS) approximately 25-30% (20-22% excluding taxes). This marks the fourth consecutive quarter of 20%+ EPS growth. Corporate profits have room to grow as the U.S. is firmly in the second, positive phase of an equity cycle where margins continue to increase based on top-line revenue growth.

While the U.S. and most of its partners have arrived at overarching agreements on trade, or are at least in negotiations, the situation with China remains tense. Across the Atlantic, with less than six months to go before Britain is to leave the European Union (EU), there is still uncertainty as to how this will play out. Prime Minister Theresa May suffered another setback after the EU rejected parts of the so-called Chequers Plan. Italian politicians are playing with fire over upcoming budget proposals to the EU. Brussels is likely to take relatively hard stances with both countries. Also of concern is Chancellor Angela Merkel’s announcement she will step down as leader of her Christian Democratic Union party in December and not seek re-election when her term expires in 2021. Her announcement came shortly after her party suffered the worst election results over fifty years in the western state of Hesse.

Historically, when election results are finalized, regardless of which party wins, there have been significant late fourth quarter rallies as investors reposition their portfolios for the new Congress. Since 1926, the S&P 500 has returned 7.4%, on average, in the fourth quarter of mid-term election years versus 3.8% for all fourth quarters. Secondly, the third year of Republican presidential terms (since the Eisenhower administration) have proven to be the strongest for stocks with the S&P 500 returning 17.2% on average, or nearly 2.5x the average yearly return of 7.1%. Finally, the combination of a Republican president and a split Congress has resulted in an average return of 15.7% for the S&P 500 since 1950, the second-best among all permutations.

It is typical for there to be much political “noise” during mid-term election years and this one was no exception, albeit exacerbated by the trade strife between the U.S and China and the specter of higher interest rates. The Democrats taking the House of Representatives has led to a divided government, and a “gridlock” environment has historically been supportive for stocks. Infrastructure legislation represents the most likely common ground opportunity which could provide support for industrials and materials stocks. Even though the risk of recession is still low, acrimonious trade talks with China, Washington strife, a tightening Fed, and the narrowing spread between the 2- and 10-Year Treasury yields are all being continuously monitored.

19

TCW Relative Value Mid Cap Fund

Management Discussions (Continued)

Fund Review

Usually a long-term positive, the Fund diversified portfolio structure has hampered returns since mid-May as economically sensitive companies and industries have been negatively impacted by President Trump’s trade war rhetoric and the rotation to U.S. domestic, high dividend oriented sectors. Over the course of the one-year period ended October 31, 2018, the Fund’s top ten conviction-weighted holdings outperformed the portfolio and the benchmark returning +11.4%, on average, led by Popular, AES, and Centene. The Fund’s benefited significantly from its Health Care names led by the strong returns from Molina Healthcare and Centene while achieving nearly similar results with its Financials holdings led by Popular and E*Trade. AES’s strong showing propelled the outperformance in Utilities. On the downside, the Fund’s Information Technology names were the most deleterious largely due to Western Digital and to a lesser degree Cypress Semiconductor and ON Semiconductor. The Fund also lost value with its Consumer Discretionary holdings due to Dana and homebuilders Toll Brothers, KB Home, Beazer Homes, and Lennar which have struggled as a group due to the specter of rising interest rates, supply, and affordability. After a robust rise in 2017, Manitowoc has struggled in 2018 and was most responsible for the loss experienced in Industrials.

The Fund’s strategy tends to outperform one or more of the benchmarks in most market environments, especially those that favor relative value and growth at a reasonable price (GARP). On the other hand, the Fund’s strategy tends to underperform in deep value environments such as 2002 (when only REITs were positive) and 2011 and 2014 (when Utilities was the best performing sector) as well as in momentum markets such as 2008, 2011 and 2015 when correlations were historically high. While performance for the one-year period ending October 31, 2018 is disappointing, it becomes more understandable as to why the Fund’s strategy has underperformed with both deep value and momentum outperforming. It is worth noting that the Fund achieved the Wall Street Category Kings designation in seven of the twelve months during the fiscal year with the most recent reward being for outstanding one-year performance ended June 30, 2018.

20

TCW Relative Value Mid Cap Fund

Management Discussions (Continued)

	Annualized Returns(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception Fund		Inception Index
TCW Relative Value Mid Cap
Class I (Inception: 11/01/1996)	(6.48)%	8.08%	6.00%	11.13%	10.00	% (2)	10.25%
Class N (Inception: 10/31/2000)	(6.61)%	7.88%	5.79%	10.84%	7.51%		9.56%
Russell Midcap Value Index	0.16%	8.15%	8.11%	13.35%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.
(2)

Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

21

TCW Select Equities Fund

Management Discussions

For the year ended October 31, 2018, the TCW Select Equities Fund (the “Fund”) returned +12.59% and +12.36% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, Russell 1000 Growth Index, returned +10.71% over the same period.

Solid economic data led the market higher in 2018. Early in the year, real GDP for 3Q17 was revised higher to +3.3% quarter-on-quarter (QoQ), ISM Manufacturing Index ticked up to a 161 month high and volatility remained subdued. In fact, calendar year 2017 was the only year besides 1995 when we did not have a single trading day with a 5% or greater pullback (vs. the historical average of three times per year since 1928). President Trump signed the Tax Cuts and Jobs Act of 2017, billed as the most sweeping tax reform since 1986. Alas, volatility finally returned in February 2018 and the S&P 500 Index logged its worst month in two years. In Washington, a bipartisan budget deal was passed, which will increase spending by $500 billion over the next two years and the debt ceiling was suspended. In March, fears of a potential trade war emerged when President Trump announced 25% tariffs on aluminum and 10% on steel (while excluding Canada and Mexico) as well as tariffs to ~$50B of Chinese goods but the U.S. economy remained solid as U.S. GDP grew +4.1% QoQ annualized rate in 2Q18. In September, the S&P 500 Index touched an all-time high and the Federal Reserve (“Fed”) hiked rates another 25bps, its eighth tightening since December 2015. Trade war concerns remained center stage as President Trump announced plans for additional tariffs on ~$200B of imports from China. In October, the S&P 500 Index finished with its worst monthly return (-7%) in seven years. Bond yields spiked up, the VIX jumped above 20 for the first time since April and the spread between 2-year Treasuries and 10-year Treasuries finished October at 28bps, essentially one Fed tightening from yield curve inversion. As the fiscal year ended, focus turned to midterm elections and ponderance of whether a Fed policy error may be imminent.

Net of expenses, the Fund outperformed the benchmark for the year primarily as a result of security selection, particularly in the information technology sector. Our biggest stock contributor during the year was Adobe Systems Incorporated (ADBE). The stock rallied due to a string of solid earnings reports and the news that it had entered the e-commerce market with the acquisition of privately-held Magento Commerce for ~$1.7B. We believe Magento will expand Adobe’s TAM (Total Addressable Market) by $13B; and by adding Magento’s e-Commerce and Order Management assets to its portfolio, ADBE will be able to manage the entire digital customer lifecycle. Also in the information technology sector, shares of ServiceNow, Inc. (NOW) moved higher after several strong earnings reports that included both operating margin as well as TAM expansion.

Our two biggest stock detractors during the year came from the financials and real estate sectors. Shares of Chubb Limited (CB) pulled back after the company announced preliminary fourth quarter loss estimates of $320 million from California’s wildfires and other natural catastrophes, net of reinsurance recoveries. Shares of Equinix, Inc. (EQIX) declined after reporting mixed quarterly results that missed consensus EBITDA estimates largely due to accelerating investments. While near-term investments and rising interest rates create a modest headwind for the stock, we remain constructive on the company as we believe long-term demand trends remain favorable and EQIX has an enviable competitive position in the rapidly growing data center industry.

22

TCW Select Equities Fund

Management Discussions (Continued)

	Annualized Returns(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception Fund		Inception Index
TCW Select Equities Fund
Class I (Inception: 07/01/1991)	12.59%	9.80%	10.97%	14.62%	10.12	% (2)	9.47%
Class N (Inception: 2/26/1999)	12.36%	9.54%	10.70%	14.31%	6.35%		5.51%
Russell 1000 Growth Index	10.71%	13.67%	13.43%	15.45%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.
(2)

Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

23

TCW Artificial Intelligence Equity Fund

Schedule of Investments

Issues	Shares	Value
COMMON STOCK — 98.4% of Net Assets
Application Software — 16.2%
Adobe, Inc. (1)	297	$72,991
Autodesk, Inc. (1)	303	39,163
Ceridian HCM Holding, Inc. (1)	607	23,048
Domo, Inc. (1)	175	2,840
Nuance Communications, Inc. (1)	1,363	23,702
Salesforce.com, Inc. (1)	532	73,012
Splunk, Inc. (1)	583	58,207
Workday, Inc. (1)	305	40,571

		333,534

Auto Parts & Equipment — 1.5%
Aptiv PLC	413	31,718

Automobile Manufacturers — 3.9%
General Motors Co.	815	29,821
Tesla Inc. (1)	151	50,935

		80,756

Data Processing & Outsourced Services — 3.6%
Mastercard, Inc.	197	38,941
Visa, Inc.	254	35,014

		73,955

Diversified Support Services — 0.9%
KAR Auction Services, Inc.	322	18,335

Health Care Equipment — 3.3%
IDEXX Laboratories, Inc. (1)	138	29,272
Intuitive Surgical, Inc. (1)	76	39,610

		68,882

Health Care Supplies — 1.0%
Align Technology, Inc. (1)	94	20,793

Home Entertainment Software — 3.9%
Activision Blizzard, Inc.	474	32,730
Electronic Arts, Inc. (1)	260	23,655
Take-Two Interactive Software, Inc. (1)	181	23,325

		79,710

Internet Retail — 4.6%
Amazon.com, Inc. (1)	46	73,509
Netflix, Inc. (1)	68	20,521

		94,030

Internet Services & Infrastructure — 14.0%
Alibaba Group Holding, Ltd. (SP ADR) (China) (1)	254	36,139
Alphabet, Inc. (1)	64	69,797
Baidu, Inc. (SP ADR) (China) (1)	147	27,939
Facebook, Inc. (1)	533	80,904
Hortonworks, Inc. (1)	979	17,485
Tencent Holdings, Ltd. (China)	829	28,460

Issues	Shares	Value
Internet Services & Infrastructure (Continued)
Twitter, Inc. (1)	790	$27,452

		288,176

IT Consulting & Other Services — 5.5%
Accenture PLC	267	42,085
EPAM Systems, Inc. (1)	288	34,407
Gartner, Inc. (1)	245	36,143
Switch, Inc.	128	1,135

		113,770

Life Sciences Tools & Services — 2.1%
Illumina, Inc. (1)	136	42,316

Managed Health Care — 1.7%
UnitedHealth Group, Inc.	132	34,498

Restaurants — 1.9%
Domino’s Pizza, Inc.	144	38,706

Semiconductor Equipment — 3.4%
ASML Holding NV (Netherlands)	275	47,399
Lam Research Corp.	152	21,543

		68,942

Semiconductors — 13.0%
Broadcom, Inc.	155	34,641
Cypress Semiconductor Corp.	804	10,404
Intel Corp.	1,191	55,834
Micron Technology, Inc. (1)	881	33,231
NVIDIA Corp.	337	71,050
QUALCOMM, Inc.	387	24,338
Silicon Laboratories, Inc. (1)	143	11,659
Taiwan Semiconductor Manufacturing Co., Ltd. (SP ADR) (Taiwan)	692	26,365

		267,522

Specialized REITs — 3.6%
American Tower Corp.	339	52,819
Equinix, Inc.	55	20,831

		73,650

Systems Software — 9.0%
Microsoft Corp.	776	82,884
ServiceNow, Inc. (1)	440	79,658
Tableau Software, Inc. (1)	220	23,470

		186,012

Technology Hardware, Storage & Peripherals — 5.3%
Apple, Inc.	207	45,304
NetApp, Inc.	540	42,385
Western Digital Corp.	492	21,190

		108,879

Total Common Stock
(Cost: $1,951,936)		2,024,184

See accompanying notes to financial statements.

24

TCW Artificial Intelligence Equity Fund

October 31, 2018

Issues	Shares	Value
MONEY MARKET INVESTMENTS — 3.2%
State Street Institutional U.S. Government Money Market Fund — Premier Class, 2.09% (2)	65,193	$65,193

Total Money Market Investments
(Cost: $65,193)		65,193

Total Investments (101.6%)
(Cost: $2,017,129)		2,089,377
Liabilities in Excess of Other Assets (-1.6%)		(31,933)

Net Assets (100.0%)		$2,057,444

Notes to the Schedule of Investments

(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2018.
REIT-	Real Estate Investment Trust.
SP ADR -	Sponsored American Depositary Receipt. ADRs are receipts, typically issued by a U.S. bank or trust company, evidencing ownership of underlying securities issued by a foreign corporation. Sponsored ADRs are ADRs issued with the cooperation of the foreign corporation.

See accompanying notes to financial statements.

25

TCW Artificial Intelligence Equity Fund

Investments by Industry	October 31, 2018

Industry	Percentage of Net Assets
Application Software	16.2%
Auto Parts & Equipment	1.5
Automobile Manufacturers	3.9
Data Processing & Outsourced Services	3.6
Diversified Support Services	0.9
Health Care Equipment	3.3
Health Care Supplies	1.0
Home Entertainment Software	3.9
Internet Retail	4.6
Internet Services & Infrastructure	14.0
IT Consulting & Other Services	5.5
Life Sciences Tools & Services	2.1
Managed Health Care	1.7
Restaurants	1.9
Semiconductor Equipment	3.4
Semiconductors	13.0
Specialized REITs	3.6
Systems Software	9.0
Technology Hardware, Storage & Peripherals	5.3
Money Market Investments	3.2

Total	101.6%

See accompanying notes to financial statements.

26

TCW Artificial Intelligence Equity Fund

Fair Valuation Summary October 31, 2018

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Application Software	$333,534	$—	$—	$333,534
Auto Parts & Equipment	31,718	—	—	31,718
Automobile Manufacturers	80,756	—	—	80,756
Data Processing & Outsourced Services	73,955	—	—	73,955
Diversified Support Services	18,335	—	—	18,335
Health Care Equipment	68,882	—	—	68,882
Health Care Supplies	20,793	—	—	20,793
Home Entertainment Software	79,710	—	—	79,710
Internet Retail	94,030	—	—	94,030
Internet Services & Infrastructure	288,176	—	—	288,176
IT Consulting & Other Services	113,770	—	—	113,770
Life Sciences Tools & Services	42,316	—	—	42,316
Managed Health Care	34,498	—	—	34,498
Restaurants	38,706	—	—	38,706
Semiconductor Equipment	68,942	—	—	68,942
Semiconductors	267,522	—	—	267,522
Specialized REITs	73,650	—	—	73,650
Systems Software	186,012	—	—	186,012
Technology Hardware, Storage & Peripherals	108,879	—	—	108,879

Total Common Stock	2,024,184	—	—	2,024,184

Money Market Investments	65,193	—	—	65,193

Total Investments	$2,089,377	$—	$—	$2,089,377

See accompanying notes to financial statements.

27

TCW Conservative Allocation Fund

Schedule of Investments

Issues	Shares	Value
EXCHANGE-TRADED FUNDS — 2.5% of Net Assets
iShares MSCI EAFE Index Fund	11,160	$697,054

Total Exchange-traded Funds
(Cost: $725,446)		697,054

INVESTMENT COMPANIES — 91.9%
Diversified Equity Funds — 33.6%
TCW New America Premier Equities Fund — I Class (1)	174,047	2,831,744
TCW Relative Value Large Cap Fund — I Class (1)	166,434	3,298,723
TCW Relative Value Mid Cap Fund — I Class (1)	32,594	731,412
TCW Select Equities Fund — I Class (1)	99,039	2,686,941

		9,548,820

Diversified Fixed Income Funds — 58.3%
Metropolitan West Low Duration Bond Fund — I Class (1)	410,574	3,514,514
Metropolitan West Total Return Bond Fund — I Class (1)	352,026	3,594,186
Metropolitan West Unconstrained Bond Fund — I Class (1)	464,670	5,431,996
TCW Global Bond Fund — I Class (1)	75,074	708,696

Issues	Shares	Value
Diversified Fixed Income Funds (Continued)
TCW Total Return Bond Fund — I Class (1)	352,295	$3,336,230

		16,585,622

Total Investment Companies
(Cost: $25,075,978)		26,134,442

MONEY MARKET INVESTMENTS — 5.6%
State Street Institutional U.S. Government Money Market Fund — Premier Class, 2.09% (2)	423,906	423,906
Fidelity Institutional Government Portfolio — Select Class, 2.01% (2)	1,182,006	1,182,006

Total Money Market Investments
(Cost: $1,605,912)		1,605,912

Total Investments (100.0%)
(Cost: $27,407,336)		28,437,408
Excess of Other Assets over Liabilities (0.0%)		5,627

Net Assets (100.0%)		$28,443,035

Notes to the Schedule of Investments

(1)	Affiliated issuer.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2018.

See accompanying notes to financial statements.

28

TCW Conservative Allocation Fund

October 31, 2018

The summary of the TCW Conservative Allocation Fund transactions in the affiliated funds for the year ended October 31, 2018 is as follows:

Name of Affiliated Fund	Value at October 31, 2017 (In Thousands)	Purchases at Cost (In Thousands)	Proceeds from Sales (In Thousands)	Number of Shares Held October 31, 2018	Value at October 31, 2018 (In Thousands)	Dividends and Interest Income Received (In Thousands)	Distributions Received from Net Realized Gain (In thousands)	Net Realized Gain/(Loss) on Investments (In thousands)	Net change in Unrealized Gain/(Loss) on Investments (In thousands)
Metropolitan West Low Duration Bond Fund—I Class
	$2,924	$934	$(288)	410,574	$3,515	$69	$—	$(4)	$(52)
Metropolitan West Total Return Bond Fund—I Class
	$4,019	$98	$(357)	352,026	3,594	98	—	(15)	(150)
Metropolitan West Unconstrained Bond Fund—I Class
	$5,898	$205	$(533)	464,670	5,432	195	11	(2)	(137)
TCW / Gargoyle Dynamic 500 Fund—I Class
	$2,556	$23	$(2,703)	—	—	23	—	368	(244)
TCW / Gargoyle Hedged Value Fund—I Class
	$858	$—	$(929)	—	—	—	—	196	(125)
TCW Global Bond Fund—I Class
	$704	$98	$(69)	75,074	708	4	1	(2)	(22)
TCW New America Premier Equities Fund—I Class
	$2,835	$537	$(690)	174,047	2,832	—	100	(16)	165
TCW Relative Value Large Cap Fund—I Class
	$3,188	$1,078	$(296)	166,434	3,299	62	404	(19)	(652)
TCW Relative Value Mid Cap Fund—I Class
	$—	$939	$(75)	32,594	731	—	—	(3)	(130)
TCW Select Equities Fund—I Class
	$1,690	$1,418	$(168)	99,039	2,687	—	362	(14)	(239)
TCW Total Return Bond Fund—I Class
	$3,733	$122	$(333)	352,295	3,336	124	—	(5)	(180)

Total					$26,134	$575	$878	$484	$(1,766)

See accompanying notes to financial statements.

29

TCW Conservative Allocation Fund

Investments by Industry October 31, 2018

Industry	Percentage of Net Assets
Diversified Fixed Income Funds	58.3%
Diversified Equity Funds	33.6
Money Market Investments	5.6
Exchange-Traded Funds	2.5

Total	100.0%

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Exchange-Traded Funds	$697,054	$—	$—	$697,054
Investment Companies	26,134,442	—	—	26,134,442
Money Market Investments	1,605,912	—	—	1,605,912

Total Investments	$28,437,408	$—	$—	$28,437,408

See accompanying notes to financial statements.

30

TCW Global Real Estate Fund

Schedule of Investments October 31, 2018

Issues	Shares	Value
COMMON STOCK — 92.5% of Net Assets
Australia — 7.4%
Goodman Group	19,764	$145,378
Scentre Group	37,780	106,526

		251,904

China — 3.5%
Link REIT (The)	13,332	118,521

		118,521

France — 3.7%
Klepierre	1,162	39,391
Unibail — Rodamco — Westfield	484	87,615

		127,006

Germany — 3.9%
Deutsche Wohnen SE	2,907	133,013

Japan — 9.5%
Ichigo Office REIT Investment	168	137,877
Mitsui Fudosan Co., Ltd.	5,300	119,346
Nippon Prologis REIT, Inc.	34	68,427

		325,650

United Kingdom — 3.5%
British Land Co. PLC (The)	5,146	38,851
Segro PLC	10,384	81,380

		120,231

United States — 61.0%
American Tower Corp.	1,000	155,810
Braemar Hotels & Resorts, Inc.	22,248	236,719
Colony Capital, Inc.	14,476	84,974
DR Horton, Inc.	1,690	60,772

Issues	Shares	Value
United States (Continued)
Industrial Logistics Properties Trust	21,768	$469,971
Invitation Homes, Inc.	3,077	67,325
JBG SMITH Properties	2,932	109,891
Kennedy-Wilson Holdings, Inc.	4,574	86,815
NexPoint Residential Trust, Inc.	3,059	109,023
Prologis, Inc.	1,304	84,069
Ramco-Gershenson Properties Trust	5,225	69,388
Retail Properties of America, Inc.	5,724	70,233
SBA Communications Corp.(1)	448	72,652
Select Income REIT	8,200	155,062
Simon Property Group, Inc.	763	140,026
Tier REIT, Inc.	3,481	75,433
Walker & Dunlop, Inc.	962	40,366

		2,088,529

Total Common Stock
(Cost: $3,019,466)		3,164,854

PURCHASED OPTIONS (2) (0.3%)
(Cost: $15,003)		8,800

MONEY MARKET INVESTMENTS — 7.4%
State Street Institutional U.S. Government Money Market Fund — Premier Class, 2.09% (3)	252,603	252,603

Total Money Market Investments
(Cost: $252,603)		252,603

Total Investments (100.1%)
(Cost: $3,287,072)		3,426,257
Liabilities in Excess of Other Assets (-0.1%)		(4,231)

Net Assets (100.0%)		$3,422,026

Purchased Options — Exchange Traded

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount (000)	Market Value	Premiums Paid by Fund	Unrealized Appreciation/ (Depreciation)
PUT
Vanguard Real Estate ETF	$75	12/21/18	80	$627	$8,800	$15,003	$(6,203)

Notes to the Schedule of Investments

(1)	Non-income producing security.
(2)	See options table for description of purchased options.
(3)	Rate disclosed is the 7-day net yield as of October 31, 2018.
ETF	Exchange Traded Fund.
REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

31

TCW Global Real Estate Fund

Investments by Industry	October 31, 2018

Industry	Percentage of Net Assets
Diversified REITs	16.2%
Diversified Real Estate Activities	3.5
Homebuilding	1.8
Hotel & Resort REITs	6.9
Industrial REITs	11.1
Office REITs	13.9
Purchased Options	0.3
Real Estate Operating Companies	6.4
Residential REITs	5.2
Retail REITs	19.5
Specialized REITs	6.7
Thrifts & Mortgage Finance	1.2
Money Market Investments	7.4

Total	100.1%

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Diversified REITs	$554,945	$—	$—	$554,945
Diversified Real Estate Activities	—	119,346	—	119,346
Homebuilding	60,772	—	—	60,772
Hotel & Resort REITs	236,719	—	—	236,719
Industrial REITs	84,069	295,185	—	379,254
Office REITs	340,386	137,877	—	478,263
Real Estate Operating Companies	86,815	133,013	—	219,828
Residential REITs	176,348	—	—	176,348
Retail REITs	279,647	390,904	—	670,551
Specialized REITs	228,462	—	—	228,462
Thrifts & Mortgage Finance	40,366	—	—	40,366

Total Common Stock	2,088,529	1,076,325	—	3,164,854

Purchased Options	8,800	—	—	8,800

Money Market Investments	252,603	—	—	252,603

Total Investments	$2,349,932	$1,076,325	$—	$3,426,257

See accompanying notes to financial statements.

32

TCW New America Premier Equities Fund

Schedule of Investments October 31, 2018

Issues	Shares	Value
COMMON STOCK — 90.8% of Net Assets
Aerospace & Defense — 6.4%
HEICO Corp.	13,117	$1,099,598
Honeywell International, Inc.	3,812	552,054
TransDigm Group, Inc. (1)	1,501	495,705

		2,147,357

Auto Components — 0.0%
Garrett Motion, Inc. (1)	374	5,674

Building Products — 0.0%
Resideo Technologies, Inc. (1)	635	13,374

Capital Markets — 1.5%
S&P Global, Inc.	2,784	507,579

Chemicals — 8.1%
Air Products & Chemicals, Inc.	8,669	1,338,060
Celanese Corp. — Series A	8,571	830,873
Chase Corp.	4,792	516,769

		2,685,702

Commercial Services & Supplies — 1.0%
Cintas Corp.	1,889	343,552

Communications Equipment — 1.2%
Motorola Solutions, Inc.	3,232	396,114

Diversified Financial Services — 4.4%
Berkshire Hathaway, Inc. — Class B (1)	6,344	1,302,296
GS Acquisition Holdings Corp. (1)	16,156	167,215

		1,469,511

Entertainment — 1.4%
Activision Blizzard, Inc.	6,869	474,304

Food Products — 1.4%
Conagra Brands, Inc.	12,657	450,589

Health Care Equipment & Supplies — 7.0%
Baxter International, Inc.	22,729	1,420,790
Danaher Corp.	9,316	926,010

		2,346,800

Industrial Conglomerates — 5.0%
Roper Technologies, Inc.	5,880	1,663,452

IT Services — 9.2%
EVO Payments, Inc. (1)	6,468	153,550
Fiserv, Inc. (1)	20,253	1,606,063
Mastercard, Inc.	2,872	567,708
Visa, Inc.	5,297	730,192

		3,057,513

Life Sciences Tools & Services — 4.5%
Agilent Technologies, Inc.	12,664	820,501
Thermo Fisher Scientific, Inc.	2,845	664,734

		1,485,235

Issues	Shares	Value
Machinery — 4.6%
Caterpillar, Inc.	2,213	$268,481
IDEX Corp.	10,042	1,273,527

		1,542,008

Professional Services — 14.1%
IHS Markit, Ltd. (1)	13,943	732,426
TransUnion	60,259	3,962,029

		4,694,455

Software — 20.6%
Constellation Software, Inc.	5,923	4,086,272
Microsoft Corp.	15,370	1,641,670
Trade Desk, Inc. (The) (1)	9,185	1,134,807

		6,862,749

Specialty Retail — 0.4%
National Vision Holdings, Inc. (1)	3,577	148,195

Total Common Stock
(Cost: $25,662,255)		30,294,163

EXCHANGE-TRADED FUNDS — 1.6%
SPDR S&P 500 ETF Trust	2,000	541,260

Total Exchange-traded Funds
(Cost: $538,316)		541,260

MONEY MARKET INVESTMENTS — 6.8%
State Street Institutional U.S. Government Money Market Fund — Premier Class, 2.09% (2)	2,258,980	2,258,980

Total Money Market Investments
(Cost: $2,258,980)		2,258,980

Total Investments (99.2%)
(Cost: $28,459,551)		33,094,403

Excess of Other Assets over Liabilities (0.8%)		270,308

Net Assets (100.0%)		$33,364,711

Notes to the Schedule of Investments

ETF	Exchange Traded Fund.
(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2018.

See accompanying notes to financial statements.

33

TCW New America Premier Equities Fund

Investments by Industry	October 31, 2018

Industry	Percentage of Net Assets
Aerospace & Defense	6.4%
Auto Components	0.0	*
Building Products	0.0	*
Capital Markets	1.5
Chemicals	8.1
Commercial Services & Supplies	1.0
Communications Equipment	1.2
Diversified Financial Services	4.4
Entertainment	1.4
Exchange-traded Funds	1.6
Food Products	1.4
Health Care Equipment & Supplies	7.0
IT Services	9.2
Industrial Conglomerates	5.0
Life Sciences Tools & Services	4.5
Machinery	4.6
Professional Services	14.1
Software	20.6
Specialty Retail	0.4
Money Market Investments	6.8

Total	99.2%

*	Value rounds to less than 0.1% of net assets.

See accompanying notes to financial statements.

34

TCW New America Premier Equities Fund

Fair Valuation Summary	October 31, 2018

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Aerospace & Defense	$2,147,357	$—	$—	$2,147,357
Auto Components	5,674	—	—	5,674
Building Products	13,374	—	—	13,374
Capital Markets	507,579	—	—	507,579
Chemicals	2,685,702	—	—	2,685,702
Commercial Services & Supplies	343,552	—	—	343,552
Communications Equipment	396,114	—	—	396,114
Diversified Financial Services	1,469,511	—	—	1,469,511
Entertainment	474,304	—	—	474,304
Food Products	450,589	—	—	450,589
Health Care Equipment & Supplies	2,346,800	—	—	2,346,800
Industrial Conglomerates	1,663,452	—	—	1,663,452
IT Services	3,057,513	—	—	3,057,513
Life Sciences Tools & Services	1,485,235	—	—	1,485,235
Machinery	1,542,008	—	—	1,542,008
Professional Services	4,694,455	—	—	4,694,455
Software	6,862,749	—	—	6,862,749
Specialty Retail	148,195	—	—	148,195

Total Common Stock	30,294,163	—	—	30,294,163

Exchange-Traded Funds	541,260			541,260

Money Markets Investments	2,258,980	—	—	2,258,980

Total Investments	$33,094,403	$—	$—	$33,094,403

See accompanying notes to financial statements.

35

TCW Relative Value Dividend Appreciation Fund

Schedule of Investments

Issues	Shares	Value
COMMON STOCK — 99.8% of Net Assets
Aerospace & Defense — 2.9%
Textron, Inc.	274,606	$14,727,120

Air Freight & Logistics — 1.6%
United Parcel Service, Inc. — Class B	76,000	8,097,040

Auto Components — 2.1%
Johnson Controls International PLC (Ireland)	326,589	10,441,050

Banks — 11.9%
Citigroup, Inc.	335,304	21,949,000
JPMorgan Chase & Co.	217,186	23,677,618
PacWest Bancorp	66,300	2,693,106
Zions Bancorp	252,770	11,892,828

		60,212,552

Beverages — 2.6%
PepsiCo, Inc.	116,473	13,089,236

Biotechnology — 3.5%
Gilead Sciences, Inc.	256,165	17,465,330

Capital Markets — 7.3%
Goldman Sachs Group, Inc. (The)	23,821	5,368,539
Intercontinental Exchange, Inc.	255,870	19,712,225
State Street Corp.	174,919	12,025,681

		37,106,445

Chemicals — 2.6%
DowDuPont, Inc.	247,911	13,367,361

Communications Equipment — 5.1%
Cisco Systems, Inc.	563,081	25,760,956

Consumer Finance — 2.0%
Synchrony Financial	342,955	9,904,540

Diversified Telecommunication Services — 1.7%
AT&T, Inc.	279,532	8,576,042

Electrical Equipment — 1.3%
nVent Electric PLC	267,682	6,536,794

Electronic Equipment, Instruments & Components — 3.0%
Corning, Inc.	482,464	15,414,725

Energy Equipment & Services — 5.0%
Baker Hughes, a GE Co.	408,785	10,910,472
Schlumberger, Ltd.	283,756	14,559,520

		25,469,992

Health Care Equipment & Supplies — 1.7%
Medtronic PLC (Ireland)	94,005	8,443,529

Household Durables — 1.8%
Lennar Corp.	212,882	9,149,668
Lennar Corp. — Class B	4,211	150,628

		9,300,296

Issues	Shares	Value
Household Products — 2.8%
Procter & Gamble Co. (The)	158,500	$14,055,780

Independent Power and Renewable Electricity Producers — 3.3%
AES Corp. (The)	1,135,665	16,557,996

Industrial Conglomerates — 4.2%
General Electric Co.	795,855	8,038,136
Koninklijke Philips Electronics NV (NYRS) (Netherlands)	359,467	13,382,956

		21,421,092

Insurance — 3.2%
American International Group, Inc.	85,400	3,526,166
MetLife, Inc.	309,278	12,739,161

		16,265,327

IT Services — 0.9%
International Business Machines Corp.	41,419	4,780,995

Machinery — 1.3%
Pentair PLC (United Kingdom)	163,282	6,555,772

Media — 2.8%
Comcast Corp.	378,094	14,420,505

Metals & Mining — 1.0%
Freeport-McMoRan, Inc.	419,700	4,889,505

Multiline Retail — 1.3%
Target Corp.	77,700	6,498,051

Oil, Gas & Consumable Fuels — 6.9%
Chevron Corp.	196,525	21,942,016
Royal Dutch Shell PLC (SP ADR) (United Kingdom)	206,620	13,056,318

		34,998,334

Pharmaceuticals — 5.7%
Merck & Co., Inc.	278,045	20,466,892
Novartis AG (SP ADR) (Switzerland)	95,200	8,326,192

		28,793,084

Real Estate Management & Development — 0.6%
Jones Lang LaSalle, Inc.	23,812	3,149,375

REIT — 0.5%
Cousins Properties, Inc.	280,700	2,332,617

Semiconductors & Semiconductor Equipment — 5.4%
Cypress Semiconductor Corp.	1,120,714	14,502,039
Maxim Integrated Products, Inc.	251,748	12,592,435

		27,094,474

Technology Hardware, Storage & Peripherals — 0.8%
Seagate Technology PLC (Netherlands)	96,338	3,875,678

See accompanying notes to financial statements.

36

TCW Relative Value Dividend Appreciation Fund

October 31, 2018

Issues	Shares	Value
Textiles, Apparel & Luxury Goods — 3.0%
Tapestry, Inc.	364,854	$15,436,973

Total Common Stock
(Cost: $441,148,292)		505,038,566

MONEY MARKET INVESTMENTS — 0.2%
State Street Institutional U.S. Government Money Market Fund — Premier Class, 2.09% (1)	1,120,541	1,120,541

Total Money Market Investments
(Cost: $1,120,541)		1,120,541

Total Investments (100.0%)
(Cost: $442,268,833)		506,159,107
Excess of Other Assets over Liabilities (0.0%)		72,260

Net Assets (100.0%)		$506,231,367

Notes to the Schedule of Investments

NYRS -	New York Registry Shares.
SP ADR -	Sponsored American Depositary Receipt. ADRs are receipts, typically issued by a U.S. bank or trust company, evidencing ownership of underlying securities issued by a foreign corporation. Sponsored ADRs are ADRs issued with the cooperation of the foreign corporation.
(1)	Rate disclosed is the 7-day net yield as of October 31, 2018.

See accompanying notes to financial statements.

37

TCW Relative Value Dividend Appreciation Fund

Investments by Industry October 31, 2018

Industry	Percentage of Net Assets
Aerospace & Defense	2.9%
Air Freight & Logistics	1.6
Auto Components	2.1
Banks	11.9
Beverages	2.6
Biotechnology	3.5
Capital Markets	7.3
Chemicals	2.6
Communications Equipment	5.1
Consumer Finance	2.0
Diversified Telecommunication Services	1.7
Electrical Equipment	1.3
Electronic Equipment, Instruments & Components	3.0
Energy Equipment & Services	5.0
Health Care Equipment & Supplies	1.7
Household Durables	1.8
Household Products	2.8
Independent Power and Renewable Electricity Producers	3.3
Industrial Conglomerates	4.2
Insurance	3.2
IT Services	0.9
Machinery	1.3
Media	2.8
Metals & Mining	1.0
Multiline Retail	1.3
Oil, Gas & Consumable Fuels	6.9
Pharmaceuticals	5.7
REIT	0.5
Real Estate Management & Development	0.6
Semiconductors & Semiconductor Equipment	5.4
Technology Hardware, Storage & Peripherals	0.8
Textiles, Apparel & Luxury Goods	3.0
Money Market Investments	0.2

Total	100.0%

See accompanying notes to financial statements.

38

TCW Relative Value Dividend Appreciation Fund

Fair Valuation Summary	October 31, 2018

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Aerospace & Defense	$14,727,120	$—	$—	$14,727,120
Air Freight & Logistics	8,097,040	—	—	8,097,040
Auto Components	10,441,050	—	—	10,441,050
Banks	60,212,552	—	—	60,212,552
Beverages	13,089,236	—	—	13,089,236
Biotechnology	17,465,330	—	—	17,465,330
Capital Markets	37,106,445	—	—	37,106,445
Chemicals	13,367,361	—	—	13,367,361
Communications Equipment	25,760,956	—	—	25,760,956
Consumer Finance	9,904,540	—	—	9,904,540
Diversified Telecommunication Services	8,576,042	—	—	8,576,042
Electrical Equipment	6,536,794	—	—	6,536,794
Electronic Equipment, Instruments & Components	15,414,725	—	—	15,414,725
Energy Equipment & Services	25,469,992	—	—	25,469,992
Health Care Equipment & Supplies	8,443,529	—	—	8,443,529
Household Durables	9,300,296	—	—	9,300,296
Household Products	14,055,780	—	—	14,055,780
Independent Power and Renewable Electricity Producers	16,557,996	—	—	16,557,996
Industrial Conglomerates	21,421,092	—	—	21,421,092
Insurance	16,265,327	—	—	16,265,327
IT Services	4,780,995	—	—	4,780,995
Machinery	6,555,772	—	—	6,555,772
Media	14,420,505	—	—	14,420,505
Metals & Mining	4,889,505	—	—	4,889,505
Multiline Retail	6,498,051	—	—	6,498,051
Oil, Gas & Consumable Fuels	34,998,334	—	—	34,998,334
Pharmaceuticals	28,793,084	—	—	28,793,084
Real Estate Management & Development	3,149,375	—	—	3,149,375
REIT	2,332,617	—	—	2,332,617
Semiconductors & Semiconductor Equipment	27,094,474	—	—	27,094,474
Technology Hardware, Storage & Peripherals	3,875,678	—	—	3,875,678
Textiles, Apparel & Luxury Goods	15,436,973	—	—	15,436,973

Total Common Stock	505,038,566	—	—	505,038,566

Money Market Investments	1,120,541	—	—	1,120,541

Total Investments	$506,159,107	$—	$—	$506,159,107

See accompanying notes to financial statements.

39

TCW Relative Value Large Cap Fund

Schedule of Investments

Issues	Shares	Value
COMMON STOCK — 99.2% of Net Assets
Aerospace & Defense — 4.0%
Textron, Inc.	312,310	$16,749,185

Air Freight & Logistics — 1.5%
United Parcel Service, Inc. — Class B	58,045	6,184,114

Auto Components — 3.3%
Dana, Inc.	341,298	5,314,010
Johnson Controls International PLC (Ireland)	260,868	8,339,950

		13,653,960

Banks — 11.5%
Citigroup, Inc.	281,500	18,426,990
JPMorgan Chase & Co.	175,658	19,150,235
Zions Bancorp	219,700	10,336,885

		47,914,110

Beverages — 2.4%
PepsiCo, Inc.	86,800	9,754,584

Biotechnology — 2.9%
Gilead Sciences, Inc.	173,429	11,824,389

Capital Markets — 6.7%
Goldman Sachs Group, Inc. (The)	21,562	4,859,428
Intercontinental Exchange, Inc.	198,005	15,254,305
State Street Corp.	114,100	7,844,375

		27,958,108

Chemicals — 1.9%
DowDuPont, Inc.	149,486	8,060,285

Communications Equipment — 4.7%
Cisco Systems, Inc.	428,390	19,598,842

Construction & Engineering — 1.0%
Fluor Corp.	96,100	4,214,946

Consumer Finance — 1.6%
Synchrony Financial	234,692	6,777,905

Diversified Telecommunication Services — 1.5%
AT&T, Inc.	197,497	6,059,208

Electrical Equipment — 1.0%
nVent Electric PLC	161,267	3,938,140

Electronic Equipment, Instruments & Components — 3.3%
Corning, Inc.	423,150	13,519,642

Energy Equipment & Services — 4.1%
Baker Hughes, a GE Co.	394,910	10,540,148
TechnipFMC PLC (United Kingdom)	238,500	6,272,550

		16,812,698

Food Products — 0.3%
Conagra Brands, Inc.	39,900	1,420,440

Issues	Shares	Value
Health Care Equipment & Supplies — 1.6%
Medtronic PLC (Ireland)	75,496	$6,781,051

Health Care Providers & Services — 4.1%
Centene Corp. (1)	74,289	9,681,342
Molina Healthcare, Inc. (1)	58,258	7,385,367

		17,066,709

Household Durables — 2.3%
Lennar Corp.	221,863	9,535,672
Lennar Corp. — Class B	5,357	191,620

		9,727,292

Household Products — 2.7%
Procter & Gamble Co. (The)	125,700	11,147,076

Independent Power and Renewable Electricity Producers — 2.9%
AES Corp. (The)	810,600	11,818,548

Industrial Conglomerates — 1.1%
General Electric Co.	441,536	4,459,514

Insurance — 3.6%
American International Group, Inc.	97,400	4,021,646
Hartford Financial Services Group, Inc.	136,284	6,190,019
MetLife, Inc.	117,900	4,856,301

		15,067,966

IT Services — 2.9%
First Data Corp. (1)	478,500	8,967,090
International Business Machines Corp.	26,602	3,070,669

		12,037,759

Machinery — 2.5%
Pentair PLC (Ireland)	98,567	3,957,465
Terex Corp.	193,830	6,471,984

		10,429,449

Media — 4.2%
Comcast Corp.	455,010	17,354,081

Metals & Mining — 1.6%
Freeport-McMoRan, Inc.	585,159	6,817,102

Oil, Gas & Consumable Fuels — 4.4%
Chevron Corp.	119,000	13,286,350
Marathon Petroleum Corp.	69,344	4,885,285

		18,171,635

Pharmaceuticals — 6.0%
Allergan PLC (Ireland)	21,305	3,366,403
Amneal Pharmaceuticals, Inc. (1)	254,000	4,686,300
Merck & Co., Inc.	230,450	16,963,425

		25,016,128

Real Estate Management & Development — 1.9%
Jones Lang LaSalle, Inc.	58,138	7,689,332

See accompanying notes to financial statements.

40

TCW Relative Value Large Cap Fund

October 31, 2018

Issues	Shares	Value
Semiconductors & Semiconductor Equipment — 2.7%
Cypress Semiconductor Corp.	868,900	$11,243,566

Technology Hardware, Storage & Peripherals — 1.0%
Western Digital Corp.	93,440	4,024,461

Textiles, Apparel & Luxury Goods — 2.0%
Tapestry, Inc.	199,742	8,451,084

Total Common Stock
(Cost: $299,566,393)		411,743,309

MONEY MARKET INVESTMENTS — 0.5%
State Street Institutional U.S. Government Money Market Fund — Premier Class, 2.09% (2)	1,998,231	1,998,231

Total Money Market Investments
(Cost: $1,998,231)		1,998,231

Total Investments (99.7%)
(Cost: $301,564,624)		413,741,540
Excess of Other Assets over Liabilities (0.3%)		1,296,940

Net Assets (100.0%)		$415,038,480

Notes to the Schedule of Investments

(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2018.

See accompanying notes to financial statements.

41

TCW Relative Value Large Cap Fund

Investments by Industry	October 31, 2018

Industry	Percentage of Net Assets
Aerospace & Defense	4.0%
Air Freight & Logistics	1.5
Auto Components	3.3
Banks	11.5
Beverages	2.4
Biotechnology	2.9
Capital Markets	6.7
Chemicals	1.9
Communications Equipment	4.7
Construction & Engineering	1.0
Consumer Finance	1.6
Diversified Telecommunication Services	1.5
Electrical Equipment	1.0
Electronic Equipment, Instruments & Components	3.3
Energy Equipment & Services	4.1
Food Products	0.3
Health Care Equipment & Supplies	1.6
Health Care Providers & Services	4.1
Household Durables	2.3
Household Products	2.7
Independent Power and Renewable Electricity Producers	2.9
Industrial Conglomerates	1.1
Insurance	3.6
IT Services	2.9
Machinery	2.5
Media	4.2
Metals & Mining	1.6
Oil, Gas & Consumable Fuels	4.4
Pharmaceuticals	6.0
Real Estate Management & Development	1.9
Semiconductors & Semiconductor Equipment	2.7
Technology Hardware, Storage & Peripherals	1.0
Textiles, Apparel & Luxury Goods	2.0
Money Market Investments	0.5

Total	99.7%

See accompanying notes to financial statements.

42

TCW Relative Value Large Cap Fund

Fair Valuation Summary October 31, 2018

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Aerospace & Defense	$16,749,185	$—	$—	$16,749,185
Air Freight & Logistics	6,184,114	—	—	6,184,114
Auto Components	13,653,960	—	—	13,653,960
Banks	47,914,110	—	—	47,914,110
Beverages	9,754,584	—	—	9,754,584
Biotechnology	11,824,389	—	—	11,824,389
Capital Markets	27,958,108	—	—	27,958,108
Chemicals	8,060,285	—	—	8,060,285
Communications Equipment	19,598,842	—	—	19,598,842
Construction & Engineering	4,214,946	—	—	4,214,946
Consumer Finance	6,777,905	—	—	6,777,905
Diversified Telecommunication Services	6,059,208	—	—	6,059,208
Electrical Equipment	3,938,140	—	—	3,938,140
Electronic Equipment, Instruments & Components	13,519,642	—	—	13,519,642
Energy Equipment & Services	16,812,698	—	—	16,812,698
Food Products	1,420,440	—	—	1,420,440
Health Care Equipment & Supplies	6,781,051	—	—	6,781,051
Health Care Providers & Services	17,066,709	—	—	17,066,709
Household Durables	9,727,292	—	—	9,727,292
Household Products	11,147,076	—	—	11,147,076
Independent Power and Renewable Electricity Producers	11,818,548	—	—	11,818,548
Industrial Conglomerates	4,459,514	—	—	4,459,514
Insurance	15,067,966	—	—	15,067,966
IT Services	12,037,759	—	—	12,037,759
Machinery	10,429,449	—	—	10,429,449
Media	17,354,081	—	—	17,354,081
Metals & Mining	6,817,102	—	—	6,817,102
Oil, Gas & Consumable Fuels	18,171,635	—	—	18,171,635
Pharmaceuticals	25,016,128	—	—	25,016,128
Real Estate Management & Development	7,689,332	—	—	7,689,332
Semiconductors & Semiconductor Equipment	11,243,566	—	—	11,243,566
Technology Hardware, Storage & Peripherals	4,024,461	—	—	4,024,461
Textiles, Apparel & Luxury Goods	8,451,084	—	—	8,451,084

Total Common Stock	411,743,309	—	—	411,743,309

Money Market Investments	1,998,231	—	—	1,998,231

Total Investments	$413,741,540	$—	$—	$413,741,540

See accompanying notes to financial statements.

43

TCW Relative Value Mid Cap Fund

Schedule of Investments

Issues	Shares	Value
COMMON STOCK — 96.9% of Net Assets
Aerospace & Defense — 3.2%
Textron, Inc.	54,345	$2,914,522

Auto Components — 1.5%
Aptiv PLC	5,700	437,760
Dana, Inc.	60,796	946,594

		1,384,354

Banks — 15.6%
Comerica, Inc.	21,566	1,758,923
KeyCorp	159,442	2,895,467
PacWest Bancorp	9,900	402,138
Popular, Inc.	63,065	3,280,011
Synovus Financial Corp.	52,529	1,972,989
Umpqua Holdings Corp.	95,100	1,825,920
Zions Bancorp	42,910	2,018,915

		14,154,363

Capital Markets — 3.3%
E*TRADE Financial Corp. (1)	21,400	1,057,588
Evercore Partners, Inc.	18,495	1,510,857
Invesco, Ltd.	17,188	373,151

		2,941,596

Communications Equipment — 0.4%
Finisar Corp. (1)	21,100	352,159

Construction & Engineering — 3.1%
Fluor Corp.	19,800	868,428
Jacobs Engineering Group, Inc.	26,233	1,969,836

		2,838,264

Consumer Finance — 1.9%
Santander Consumer USA Holdings, Inc.	57,900	1,085,625
Synchrony Financial	21,500	620,920

		1,706,545

Diversified Telecommunication Services — 0.6%
CenturyLink, Inc.	7,800	160,992
Zayo Group Holdings, Inc. (1)	13,700	409,356

		570,348

Energy Equipment & Services — 5.2%
Ensco PLC (United Kingdom)	34,800	248,472
Forum Energy Technologies, Inc. (1)	64,600	578,816
Newpark Resources, Inc. (1)	298,972	2,454,560
TechnipFMC PLC (United Kingdom)	53,600	1,409,680

		4,691,528

Entertainment — 0.6%
Viacom, Inc. — Class B	17,500	559,650

Food Products — 2.8%
Conagra Brands, Inc.	50,900	1,812,040

Issues	Shares	Value
Food Products (Continued)
Hain Celestial Group, Inc. (The) (1)	17,600	$437,888
TreeHouse Foods, Inc. (1)	4,700	214,132
Tyson Foods, Inc.	1,100	65,912

		2,529,972

Health Care Equipment & Supplies — 0.5%
Zimmer Biomet Holdings, Inc.	4,300	488,437

Health Care Providers & Services — 6.8%
Acadia Healthcare Co., Inc. (1)	22,800	946,200
Centene Corp. (1)	24,796	3,231,415
Magellan Health, Inc. (1)	3,500	227,710
Molina Healthcare, Inc. (1)	13,430	1,702,521

		6,107,846

Household Durables — 6.6%
Beazer Homes USA, Inc. (1)	23,479	206,850
DR Horton, Inc.	22,000	791,120
KB Home	79,060	1,578,828
Lennar Corp.	36,100	1,551,578
Lennar Corp. — Class B	734	26,255
Toll Brothers, Inc.	55,328	1,862,341

		6,016,972

Independent Power and Renewable Electricity Producers — 4.0%
AES Corp. (The)	245,200	3,575,016

Insurance — 1.5%
Assured Guaranty, Ltd.	34,102	1,363,398

IT Services — 1.8%
First Data Corp. (1)	86,944	1,629,331

Machinery — 7.8%
Dover Corp.	17,909	1,483,582
Kennametal, Inc.	23,800	843,710
Manitowoc Co., Inc. (The) (1)	105,100	1,921,228
SPX FLOW, Inc. (1)	24,405	835,383
Terex Corp.	36,098	1,205,312
Trinity Industries, Inc.	28,500	813,675

		7,102,890

Marine — 2.5%
Kirby Corp. (1)	25,400	1,827,276
Matson, Inc.	13,200	463,056

		2,290,332

Media — 0.6%
Discovery Communications, Inc. (1)	17,600	570,064

Metals & Mining — 3.1%
Commercial Metals Co.	14,707	280,315
Freeport-McMoRan, Inc.	134,704	1,569,302
Worthington Industries, Inc.	22,540	943,975

		2,793,592

See accompanying notes to financial statements.

44

TCW Relative Value Mid Cap Fund

October 31, 2018

Issues	Shares	Value
Multi-Utilities — 0.7%
SCANA Corp.	15,561	$623,218

Oil, Gas & Consumable Fuels — 3.6%
Marathon Petroleum Corp.	15,530	1,094,089
SRC Energy, Inc. (1)	196,603	1,391,949
Whiting Petroleum Corp. (1)	21,600	805,680

		3,291,718

Pharmaceuticals — 1.5%
Amneal Pharmaceuticals, Inc. (1)	72,700	1,341,315

Real Estate Management & Development — 2.8%
Jones Lang LaSalle, Inc.	19,316	2,554,734

REIT — 2.5%
Cousins Properties, Inc.	111,900	929,889
Mid-America Apartment Communities, Inc.	13,800	1,348,398

		2,278,287

Road & Rail — 1.3%
Genesee & Wyoming, Inc. (1)	14,900	1,180,527

Semiconductors & Semiconductor Equipment — 5.1%
Cypress Semiconductor Corp.	161,700	2,092,398
Maxim Integrated Products, Inc.	50,646	2,533,313

		4,625,711

Software — 1.2%
Nuance Communications, Inc. (1)	59,716	1,038,461

Issues	Shares	Value
Technology Hardware, Storage & Peripherals — 1.0%
Western Digital Corp.	20,380	$877,767

Textiles, Apparel & Luxury Goods — 3.1%
Tapestry, Inc.	67,043	2,836,589

Trading Companies & Distributors — 0.7%
Univar, Inc. (1)	23,900	588,418

Total Common Stock
(Cost: $68,479,282)		87,817,924

MONEY MARKET INVESTMENTS — 3.3%
State Street Institutional U.S. Government Money Market Fund — Premier Class, 2.09% (2)	2,974,323	2,974,323

Total Money Market Investments
(Cost: $2,974,323)		2,974,323

Total Investments (100.2%)
(Cost: $71,453,605)		90,792,247
Liabilities in Excess of Other Assets (-0.2%)		(225,412)

Net Assets (100.0%)		$90,566,835

Notes to the Schedule of Investments

(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2018.

See accompanying notes to financial statements.

45

TCW Relative Value Mid Cap Fund

Investments by Industry	October 31, 2018

Industry	Percentage of Net Assets
Aerospace & Defense	3.2%
Auto Components	1.5
Banks	15.6
Capital Markets	3.3
Communications Equipment	0.4
Construction & Engineering	3.1
Consumer Finance	1.9
Diversified Telecommunication Services	0.6
Energy Equipment & Services	5.2
Entertainment	0.6
Food Products	2.8
Health Care Equipment & Supplies	0.5
Health Care Providers & Services	6.8
Household Durables	6.6
Independent Power and Renewable Electricity Producers	4.0
Insurance	1.5
IT Services	1.8
Machinery	7.8
Marine	2.5
Media	0.6
Metals & Mining	3.1
Multi-Utilities	0.7
Oil, Gas & Consumable Fuels	3.6
Pharmaceuticals	1.5
Real Estate Management & Development	2.8
REIT	2.5
Road & Rail	1.3
Semiconductors & Semiconductor Equipment	5.1
Software	1.2
Technology Hardware, Storage & Peripherals	1.0
Textiles, Apparel & Luxury Goods	3.1
Trading Companies & Distributors	0.7
Money Market Investments	3.3

Total	100.2%

See accompanying notes to financial statements.

46

TCW Relative Value Mid Cap Fund

Fair Valuation Summary	October 31, 2018

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Aerospace & Defense	$2,914,522	$—	$—	$2,914,522
Auto Components	1,384,354	—	—	1,384,354
Banks	14,154,363	—	—	14,154,363
Capital Markets	2,941,596	—	—	2,941,596
Communications Equipment	352,159	—	—	352,159
Construction & Engineering	2,838,264	—	—	2,838,264
Consumer Finance	1,706,545	—	—	1,706,545
Diversified Telecommunication Services	570,348	—	—	570,348
Energy Equipment & Services	4,691,528	—	—	4,691,528
Entertainment	559,650	—	—	559,650
Food Products	2,529,972	—	—	2,529,972
Health Care Equipment & Supplies	488,437	—	—	488,437
Health Care Providers & Services	6,107,846	—	—	6,107,846
Household Durables	6,016,972	—	—	6,016,972
Independent Power and Renewable Electricity Producers	3,575,016	—	—	3,575,016
Insurance	1,363,398	—	—	1,363,398
IT Services	1,629,331	—	—	1,629,331
Machinery	7,102,890	—	—	7,102,890
Marine	2,290,332	—	—	2,290,332
Media	570,064	—	—	570,064
Metals & Mining	2,793,592	—	—	2,793,592
Multi-Utilities	623,218	—	—	623,218
Oil, Gas & Consumable Fuels	3,291,718	—	—	3,291,718
Pharmaceuticals	1,341,315	—	—	1,341,315
Real Estate Management & Development	2,554,734	—	—	2,554,734
REIT	2,278,287	—	—	2,278,287
Road & Rail	1,180,527	—	—	1,180,527
Semiconductors & Semiconductor Equipment	4,625,711	—	—	4,625,711
Software	1,038,461	—	—	1,038,461
Technology Hardware, Storage & Peripherals	877,767	—	—	877,767
Textiles, Apparel & Luxury Goods	2,836,589	—	—	2,836,589
Trading Companies & Distributors	588,418	—	—	588,418

Total Common Stock	87,817,924	—	—	87,817,924

Money Market Investments	2,974,323	—	—	2,974,323

Total Investments	$90,792,247	$—	$—	$90,792,247

See accompanying notes to financial statements.

47

TCW Select Equities Fund

Schedule of Investments

Issues	Shares	Value
COMMON STOCK —100.0% of Net Assets
Beverages — 2.3%
Monster Beverage Corp. (1)	376,000	$19,871,600

Biotechnology — 4.7%
Alexion Pharmaceuticals, Inc. (1)	122,172	13,691,816
BioMarin Pharmaceutical, Inc. (1)	186,313	17,172,469
Celgene Corp. (1)	137,980	9,879,368

		40,743,653

Capital Markets — 4.2%
Charles Schwab Corp. (The)	462,370	21,379,989
S&P Global, Inc.	82,101	14,968,654

		36,348,643

Commercial Services & Supplies — 2.2%
Waste Connections, Inc. (Canada)	251,145	19,197,524

Equity Real Estate — 2.5%
Equinix, Inc.	57,455	21,760,507

Food & Staples Retailing — 2.6%
Costco Wholesale Corp.	100,544	22,987,375

Health Care Equipment & Supplies — 3.5%
Align Technology, Inc. (1)	73,570	16,273,684
West Pharmaceutical Services, Inc.	138,336	14,652,549

		30,926,233

Insurance — 2.6%
Chubb, Ltd. (Switzerland)	181,304	22,646,683

Interactive Media & Services — 10.8%
Alphabet, Inc. — Class C (1)	48,342	52,053,215
Facebook, Inc. (1)	279,177	42,376,277

		94,429,492

Internet & Direct Marketing Retail — 9.0%
Amazon.com, Inc. (1)	36,044	57,598,673
Booking Holdings, Inc. (1)	11,157	20,914,689

		78,513,362

IT Services — 13.4%
Mastercard, Inc.	135,117	26,708,577
PayPal Holdings, Inc. (1)	393,751	33,149,897
Visa, Inc.	416,904	57,470,216

		117,328,690

Life Sciences Tools & Services — 2.3%
Illumina, Inc. (1)	63,606	19,791,007

Machinery — 1.8%
Xylem, Inc.	237,800	15,594,924

Oil, Gas & Consumable Fuels — 1.3%
Concho Resources, Inc. (1)	83,940	11,675,215

Issues	Shares	Value
Pharmaceuticals — 2.8%
Zoetis, Inc.	265,900	$23,970,885

Professional Services — 4.1%
IHS Markit, Ltd. (1)	271,800	14,277,654
TransUnion	330,399	21,723,734

		36,001,388

REIT — 4.7%
American Tower Corp.	263,772	41,098,315

Semiconductors & Semiconductor Equipment — 2.6%
NVIDIA Corp.	106,380	22,428,095

Software — 17.2%
Adobe, Inc. (1)	205,886	50,598,543
Salesforce.com, Inc. (1)	331,709	45,523,743
ServiceNow, Inc. (1)	198,912	36,011,029
Splunk, Inc. (1)	184,776	18,448,036

		150,581,351

Specialty Retail — 5.4%
Home Depot, Inc. (The)	143,649	25,264,986
Ulta Beauty, Inc. (1)	80,895	22,207,296

		47,472,282

Total Common Stock
(Cost: $407,377,096)		873,367,224

MONEY MARKET INVESTMENTS — 0.4%
State Street Institutional U.S. Government Money Market Fund — Premier Class, 2.09% (2)	3,898,790	3,898,790

Total Money Market Investments
(Cost: $3,898,790)		3,898,790

Total Investments (100.4%)
(Cost: $411,275,886)		877,266,014
Liabilities in Excess of Other Assets (-0.4%)		(3,529,339)

Net Assets (100.0%)		$873,736,675

Notes to the Schedule of Investments

(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2018.
REIT -	Real Estate Investment Trust.

See accompanying notes to financial statements.

48

TCW Select Equities Fund

Investments by Industry October 31, 2018

Industry	Percentage of Net Assets
Beverages	2.3%
Biotechnology	4.7
Capital Markets	4.2
Commercial Services & Supplies	2.2
Equity Real Estate	2.5
Food & Staples Retailing	2.6
Health Care Equipment & Supplies	3.5
IT Services	13.4
Insurance	2.6
Interactive Media & Services	10.8
Internet & Direct Marketing Retail	9.0
Life Sciences Tools & Services	2.3
Machinery	1.8
Oil, Gas & Consumable Fuels	1.3
Pharmaceuticals	2.8
Professional Services	4.1
REIT	4.7
Semiconductors & Semiconductor Equipment	2.6
Software	17.2
Specialty Retail	5.4
Money Market Investments	0.4

Total	100.4%

See accompanying notes to financial statements.

49

TCW Select Equities Fund

Fair Valuation Summary	October 31, 2018

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Beverages	$19,871,600	$—	$—	$19,871,600
Biotechnology	40,743,653	—	—	40,743,653
Capital Markets	36,348,643	—	—	36,348,643
Commercial Services & Supplies	19,197,524	—	—	19,197,524
Equity Real Estate	21,760,507	—	—	21,760,507
Food & Staples Retailing	22,987,375	—	—	22,987,375
Health Care Equipment & Supplies	30,926,233	—	—	30,926,233
Insurance	22,646,683	—	—	22,646,683
Interactive Media & Services	94,429,492	—	—	94,429,492
Internet & Direct Marketing Retail	78,513,362	—	—	78,513,362
IT Services	117,328,690	—	—	117,328,690
Life Sciences Tools & Services	19,791,007	—	—	19,791,007
Machinery	15,594,924	—	—	15,594,924
Oil, Gas & Consumable Fuels	11,675,215	—	—	11,675,215
Pharmaceuticals	23,970,885	—	—	23,970,885
Professional Services	36,001,388	—	—	36,001,388
REIT	41,098,315	—	—	41,098,315
Semiconductors & Semiconductor Equipment	22,428,095	—	—	22,428,095
Software	150,581,351	—	—	150,581,351
Specialty Retail	47,472,282	—	—	47,472,282

Total Common Stock	873,367,224	—	—	873,367,224

Money Market Investments	3,898,790	—	—	3,898,790

Total Investments	$877,266,014	$—	$—	$877,266,014

See accompanying notes to financial statements.

50

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2018

	TCW Artificial Intelligence Equity Fund		TCW Conservative Allocation Fund		TCW Global Real Estate Fund		TCW New America Premier Equities Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1)	$2,089		$2,303	(1)	$3,426		$33,095
Investment in Affiliated Issuers, at Value	—		26,134	(2)	—		—
Foreign Currency, at Value	—		—		—	(3)(4)	—
Receivable for Securities Sold	—		—		—		1,293
Receivable for Fund Shares Sold	—		—		—		467
Dividends Receivable	1		1		15		26
Affiliated Dividends Receivable	—		10		—		—
Receivable from Investment Advisor	12		2		13		10
Prepaid Expenses	15		22		5		9

Total Assets	2,117		28,472		3,459		34,900

LIABILITIES
Payable for Securities Purchased	21		—		—		1,212
Payable for Fund Shares Redeemed	—		—		—		261
Accrued Directors’ Fees and Expenses	11		11		11		11
Accrued Management Fees	2		—		2		25
Accrued Distribution Fees	—	(4)	—	(4)	—	(4)	1
Other Accrued Expenses	26		18		24		25

Total Liabilities	60		29		37		1,535

NET ASSETS	$2,057		$28,443		$3,422		$33,365

NET ASSETS CONSIST OF:
Paid-in Capital	$1,998		$25,878		$4,007		$28,298
Accumulated Earnings (Loss)	59		2,565		(585)		5,067

NET ASSETS	$2,057		$28,443		$3,422		$33,365

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$1,364		$27,925		$2,886		$28,486

N Class Share	$693		$518		$536		$4,879

CAPITAL SHARES OUTSTANDING: (5)
I Class Share	122,092		2,391,772		310,310		1,750,905

N Class Share	62,020		44,370		57,603		299,901

NET ASSET VALUE PER SHARE: (6)
I Class Share	$11.18		$11.68		$9.30		$16.27

N Class Share	$11.17		$11.67		$9.30		$16.27

(1)

The identified cost for the TCW Artificial Intelligence Equity Fund, the TCW Conservative Allocation Fund, the TCW Global Real Estate Fund and the TCW New America Premier Equities Fund at October 31, 2018 was $2,017, $2,331, $3,287 and $28,460, respectively.

(2)	The identified cost for investments in affiliated issuers of the TCW Conservative Allocation Fund was $ 25,076.
(3)	The identified cost for the TCW Global Real Estate Fund at October 31, 2018 was $0.
(4)	Amount rounds to less than $1.
(5)	The number of authorized shares, with a par value of $0.001 per share, is 4,000,000,000 for each of the I Class and N Class shares.
(6)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

51

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2018

	TCW Relative Value Dividend Appreciation Fund	TCW Relative Value Large Cap Fund	TCW Relative Value Mid Cap Fund	TCW Select Equities Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1)	$506,159	$413,742	$90,793	$877,266
Receivable for Securities Sold	642	1,964	—	—
Receivable for Fund Shares Sold	36	240	25	478
Dividends Receivable	490	382	57	142
Foreign Tax Reclaims Receivable	35	—	—	—
Receivable from Investment Advisor	17	3	6	13
Prepaid Expenses	7	8	19	5

Total Assets	507,386	416,339	90,900	877,904

LIABILITIES
Payable for Securities Purchased	207	612	194	966
Payable for Fund Shares Redeemed	343	283	18	2,281
Accrued Directors’ Fees and Expenses	11	11	11	11
Accrued Management Fees	313	258	61	623
Accrued Distribution Fees	98	3	5	32
Other Accrued Expenses	183	134	44	254

Total Liabilities	1,155	1,301	333	4,167

NET ASSETS	$506,231	$415,038	$90,567	$873,737

NET ASSETS CONSIST OF:
Paid-in Capital	$418,228	$259,438	$65,752	$290,243
Accumulated Earnings (Loss)	88,003	155,600	24,815	583,494

NET ASSETS	$506,231	$415,038	$90,567	$873,737

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$95,108	$402,035	$72,527	$740,485

N Class Share	$411,123	$13,003	$18,040	$133,252

CAPITAL SHARES OUTSTANDING: (2)
I Class Share	5,444,434	20,285,191	3,232,497	27,296,021

N Class Share	23,135,945	658,677	826,591	5,414,508

NET ASSET VALUE PER SHARE: (3)
I Class Share	$17.47	$19.82	$22.44	$27.13

N Class Share	$17.77	$19.74	$21.82	$24.61

(1)

The identified cost for the TCW Relative Value Dividend Appreciation Fund, the TCW Relative Value Large Cap Fund, the TCW Relative Value Mid Cap Fund and the TCW Select Equities Fund at October 31, 2018 was $442,269, $301,565, $71,454 and $411,276, respectively.

(2)	The number of authorized shares, with a par value of $0.001 per share, is 4,000,000,000 for each of the I Class and N Class shares.
(3)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

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TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2018

	TCW Artificial Intelligence Equity Fund	TCW Conservative Allocation Fund	TCW Global Real Estate Fund	TCW New America Premier Equities Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends	$13 (1)	$38	$147 (1)	$212 (1)
Dividends from Investment in Affiliated Issuers	—	575	—	—
Non-cash Dividend Income	—	—	—	20

Total	13	613	147	232

Expenses:
Management Fees	14	—	32	204
Accounting Services Fees	2	6	3	5
Administration Fees	1	3	2	3
Transfer Agent Fees:
I Class	2	10	6	11
N Class	1	7	6	8
Custodian Fees	15	2	9	3
Professional Fees	40	17	26	25
Directors’ Fees and Expenses	42	44	44	44
Registration Fees:
I Class	13	19	18	18
N Class	13	19	18	18
Distribution Fees:
N Class	2	1	1	9
Shareholder Reporting Expense	6	2	1	2
Other	7	6	6	6

Total	158	136	172	356

Less Expenses Borne by Investment Advisor:
I Class	83	—	91	52
N Class	56	24	36	39

Net Expenses	19	112	45	265

Net Investment Income (Loss)	(6)	501	102	(33)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	(2)	27	(191)	542
Investments in Affiliated Issuers	—	484	—	—
Realized Gain Received as Distribution from Affiliated Issuers	—	878	—	—
Foreign Currency	—	—	(2)	(1)
Securities sold short	—	—	—	(29)
Change in Unrealized Appreciation (Depreciation) on:
Investments	(11)	(84)	(161)	1,181
Foreign Currency	—	—	— (2)	— (2)
Investments in Affiliated Issuers	—	(1,766)	—	—
Securities sold short	—	—	—	40

Net Realized and Unrealized Gain (Loss) on Investments	(13)	(461)	(354)	1,733

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(19)	$40	$(252)	$1,700

(1)	Net of foreign taxes withheld of $0, $5 and $3 for the TCW Artificial Intelligence Equity Fund, the TCW Global Real Estate Fund and the TCW New America Premier Equities Fund, respectively.
(2)	Amount rounds to less than $1.

See accompanying notes to financial statements.

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TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2018

	TCW Relative Value Dividend Appreciation Fund	TCW Relative Value Large Cap Fund	TCW Relative Value Mid Cap Fund	TCW Select Equities Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends	$15,460 (1)	$9,722	$1,452 (1)	$5,415	(1)

Total	15,460	9,722	1,452	5,415

Expenses:
Management Fees	3,834	3,095	757	7,024
Accounting Services Fees	59	51	12	92
Administration Fees	31	30	7	57
Transfer Agent Fees:
I Class	80	291	47	657
N Class	493	21	23	145
Custodian Fees	5	4	4	3
Professional Fees	48	36	28	48
Directors’ Fees and Expenses	45	44	44	45
Registration Fees:
I Class	21	30	19	26
N Class	30	20	19	19
Distribution Fees:
N Class	1,195	39	50	353
Shareholder Reporting Expense	5	4	4	5
Other	61	47	16	83

Total	5,907	3,712	1,030	8,557

Less Expenses Borne by Investment Advisor:
N Class	253	33	54	110

Net Expenses	5,654	3,679	976	8,447

Net Investment Income (Loss)	9,806	6,043	476	(3,032)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	26,207	43,418	6,667	134,658
Foreign Currency	—	—	—	—	(2)
Change in Unrealized Appreciation (Depreciation) on:
Investments	(48,642)	(69,355)	(13,168)	(20,639)

Net Realized and Unrealized Gain (Loss) on Investments	(22,435)	(25,937)	(6,501)	114,019

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(12,629)	$(19,894)	$(6,025)	$110,987

(1)	Net of foreign taxes withheld of $174, $6 and $21 for the TCW Relative Value Dividend Appreciation Fund, the TCW Relative Value Mid Cap Fund and the TCW Select Equities Fund, respectively.
(2)	Amount rounds to less than $1.

See accompanying notes to financial statements.

54

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Artificial Intelligence Equity Fund		TCW Conservative Allocation Fund
	Year Ended October 31, 2018	For the period August 31, 2017 (commencement of operations) through October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income (Loss)	$(6)	$—	$501	$375
Net Realized Gain (Loss) on Investments	(2)	(9)	1,389	1,035
Change in Unrealized Appreciation (Depreciation) on Investments	(11)	83	(1,850)	673

Increase (Decrease) in Net Assets Resulting from Operations	(19)	74	40	2,083

DISTRIBUTIONS TO SHAREHOLDERS (1)
Distributions to Shareholders	— (2)	—	(1,259)	(1,871)

NET CAPITAL SHARE TRANSACTIONS
I Class	695	653	(1,021)	930
N Class	154	500	7	(1,045)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	849	1,153	(1,014)	(115)

Increase (Decrease) in Net Assets	830	1,227	(2,233)	97
NET ASSETS
Beginning of Year	1,227	—	30,676	30,579

End of Year	$2,057	$1,227	$28,443	$30,676

(1)

For the year ended October 31, 2017, the TCW Conservative Allocation Fund distributed to shareholders $666 and $20 for the I Class and N Class shares, respectively, from net investment income and $1,136 and $49 for the I Class and N Class shares, respectively, from net realized gains. The Securities Exchange Commission eliminated the requirement to disclose distributions to shareholders from each component in 2018. See Note 13.

(2)	Amount rounds to less than $1.

See accompanying notes to financial statements.

55

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Global Real Estate Fund		TCW New America Premier Equities Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income (Loss)	$102	$81	$(33)	$12
Net Realized Gain (Loss) on Investments, Short Sales and Foreign Currency Transactions	(193)	(69)	512	696
Change in Unrealized Appreciation (Depreciation) on Investments and Short Sales	(161)	273	1,221	3,194

Increase (Decrease) in Net Assets Resulting from Operations	(252)	285	1,700	3,902

DISTRIBUTIONS TO SHAREHOLDERS (1)
Distributions to Shareholders	(82)	(85)	(677)	(173)

NET CAPITAL SHARE TRANSACTIONS
I Class	356	(842)	11,097	10,113
N Class	1	25	2,405	727

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	357	(817)	13,502	10,840

Increase (Decrease) in Net Assets	23	(617)	14,525	14,569
NET ASSETS
Beginning of Year	3,399	4,016	18,840	4,271

End of Year	$3,422	$3,399	$33,365	$18,840

(1)

For the year ended October 31, 2017, the TCW Global Real Estate Fund distributed to shareholders $70 and $15 for the I Class and N Class shares, respectively, from net investment income; the TCW New America Premier Equities Fund distributed to shareholders $36 and $5 for the I Class and N Class shares, respectively, from net investment income and $115 and $17 for the I Class and N Class shares, respectively, from net realized gains. The Securities Exchange Commission eliminated the requirement to disclose distributions to shareholders from each component in 2018. See Note 13.

See accompanying notes to financial statements.

56

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Relative Value Dividend Appreciation Fund		TCW Relative Value Large Cap Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$9,806	$20,083	$6,043	$10,236
Net Realized Gain on Investments	26,207	196,680	43,418	69,143
Change in Unrealized Appreciation (Depreciation) on Investments	(48,642)	(74,073)	(69,355)	17,929

Increase (Decrease) in Net Assets Resulting from Operations	(12,629)	142,690	(19,894)	97,308

DISTRIBUTIONS TO SHAREHOLDERS (1)
Distributions to Shareholders	(33,737)	(18,463)	(71,597)	(33,823)

NET CAPITAL SHARE TRANSACTIONS
I Class	(24,898)	(58,271)	18,450	(69,061)
N Class	(44,769)	(485,444)	(372)	(5,677)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(69,667)	(543,715)	18,078	(74,738)

Decrease in Net Assets	(116,033)	(419,488)	(73,413)	(11,253)
NET ASSETS
Beginning of Year	622,264	1,041,752	488,451	499,704

End of Year	$506,231	$622,264	$415,038	$488,451

(1)

For the year ended October 31, 2017, the TCW Relative Value Dividend Appreciation Fund distributed to shareholders $3,591 and $14,872 for the I Class and N Class shares, respectively, from net investment income; and the TCW Relative Value Large Cap Fund distributed to shareholders $8,711 and $328 for the I Class and N Class shares, respectively, from net investment income and $23,770 and $1,014 for the I Class and N Class shares, respectively, for net realized gains. The Securities Exchange Commission eliminated the requirement to disclose distributions to shareholders from each component in 2018. See Note 13.

See accompanying notes to financial statements.

57

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Relative Value Mid Cap Fund		TCW Select Equities Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income (Loss)	$476	$432	$(3,032)	$(2,097)
Net Realized Gain on Investments	6,667	10,180	134,658	244,140
Change in Unrealized Appreciation (Depreciation) on Investments	(13,168)	15,854	(20,639)	(35,595)

Increase (Decrease) in Net Assets Resulting from Operations	(6,025)	26,466	110,987	206,448

DISTRIBUTIONS TO SHAREHOLDERS (1)
Distributions to Shareholders	(8,260)	(558)	(201,824)	(83,785)

NET CAPITAL SHARE TRANSACTIONS
I Class	(213)	(11,805)	48,042	(597,986)
N Class	1,834	(2,551)	9,190	(33,131)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	1,621	(14,356)	57,232	(631,117)

Increase (Decrease) in Net Assets	(12,664)	11,552	(33,605)	(508,454)
NET ASSETS
Beginning of Year	103,231	91,679	907,342	1,415,796

End of Year	$90,567	$103,231	$873,737	$907,342

(1)

For the year ended October 31, 2017, the TCW Relative Value Mid Cap Fund distributed to shareholders $479 and $79 for the I Class and N Class shares, respectively, from net investment income; and the TCW Select Equities Fund distributed to shareholders $74,719 and $9,066 for the I Class and N Class shares, respectively, from net realized gains. The Securities Exchange Commission eliminated the requirement to disclose distributions to shareholders from each component in 2018. See Note 13.

See accompanying notes to financial statements.

58

TCW Funds, Inc.

Notes to Financial Statements October 31, 2018

Note 1 — Organization

TCW Funds, Inc., a Maryland corporation (the “Company”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that currently offers 19 no-load mutual funds (each series, a “Fund” and collectively, the “Funds”). TCW Investment Management Company LLC (the “Advisor”) is the investment advisor to and an affiliate of the Funds and is registered under the Investment Advisers Act of 1940. Each Fund has distinct investment objectives. The following is a brief description of the investment objectives and principal investment strategies for the Funds that are covered in this report:

TCW Fund	Investment Objective
Non-Diversified U.S. Equity Fund

TCW Artificial Intelligence Equity Fund	Seeks long term capital appreciation by investing at least 80% of the value of its net assets in publicly traded equity securities of businesses that the portfolio managers believe are benefitting from or have the potential to benefit from advances in the use of artificial intelligence.
Diversified U.S. Equity Funds

TCW Global Real Estate Fund	Seeks to maximize total return from current income and long-term capital growth by investing at least 80% of its net assets in equity securities of real estate investment trusts (“REITs”) and real estate companies.

TCW New America Premier Equities Fund	Seeks to provide long-term capital appreciation by investing at least 80% of the value of its net assets in equity securities of U.S. companies; intends to achieve its objective by investing in a portfolio of companies the portfolio manager believes are enduring, cash generating business whose leaders prudently manage their environmental, social, and financial resources and whose shares are attractively valued relative to free cash flow generating by the businesses.

TCW Relative Value Dividend Appreciation Fund	Seeks to realize a high level of dividend income consistent with prudent investment management, with secondary objective of capital appreciation, by investing at least 80% of the value of its net assets in equity securities of companies that have a record of paying dividends.

TCW Relative Value Large Cap Fund	Seeks capital appreciation, with a secondary goal of current income, by investing at least 80% of the value of its net assets in equity securities of companies with a market capitalization of greater than $1 billion at the time of purchase.

TCW Relative Value Mid Cap Fund	Seeks to provide long-term capital appreciation by investing at least 65% of the value of its net assets in equity securities issued by companies with market capitalizations, at the time of acquisition, within the capitalization ranges of the companies comprising the Russell Mid Cap Index.

59

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 1 — Organization (Continued)

TCW Fund	Investment Objective

TCW Select Equities Fund	Seeks to provide long-term capital appreciation by investing at least 80% of its net assets in equity securities; uses a highly focused approach to seek to achieve superior long-term returns over a full market cycle by owning shares of companies that the portfolio manager believes to have strong and enduring business models and inherent advantages over their competitors.
Fund of Funds

TCW Conservative Allocation Fund	Seeks to provide current income, and secondarily, long-term capital appreciation by investing in a combination of fixed income funds and equity funds that utilize diverse investment styles such as growth and/or value investing. The Fund invests between 20% and 60% of its net assets in equity funds and between 40% and 80% in fixed income funds.

All Funds offer two classes of shares: I Class and N Class. The two Classes of a Fund are substantially the same except that the N Class shares are subject to a distribution fee (see Note 6).

The TCW Conservative Allocation Fund is a “fund of funds” that invests in affiliated and unaffiliated funds which are identified on the Schedule of Investments.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and which are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies.

Principles of Accounting:    The Funds use the accrual method of accounting for financial reporting purposes.

Net Asset Value:    The net asset value (“NAV”) per share of each class of a Fund is determined by dividing the Fund’s net assets attributable to each class by the number of shares issued and outstanding of that class on each day the New York Stock Exchange (“NYSE”) is open for trading.

Security Valuations:    Equity securities listed or traded on the NYSE and other stock exchanges are valued at the latest sale price on the exchange. Securities traded on the NASDAQ stock market (“NASDAQ”) are valued using official closing prices as reported by NASDAQ, which may not be the last sale price. Options on equity securities and options on indexes are valued using mid prices (average of bid and ask prices) as reported by the exchange or pricing service. Investments in open-end mutual funds, including money market funds, are valued based on the NAV per share as reported by the fund companies. All other securities for which over-the-counter (“OTC”) market quotations are readily available, including short-term securities, are valued with prices furnished by independent pricing services or by broker dealers.

The Company has adopted, after the approval by the Company’s Board of Directors (the “Board” and each member thereof a “Director”), a fair valuation methodology for foreign equity securities (exclusive of

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TCW Funds, Inc.

October 31, 2018

Note 2 — Significant Accounting Policies (Continued)

certain Latin American and Canadian equity securities). This methodology is designed to address the effect of movements in the U.S. market on the securities traded on foreign exchanges that have been closed for a period of time due to time zones differences. The utilization of the fair value model may result in the adjustment of prices taking into account fluctuations in the U.S. market. The fair value model is utilized each trading day and not dependent on certain thresholds or triggers.

Securities for which market quotations are not readily available, including circumstances under which the prices received are not reflective of a security’s market value, are valued by the Advisor’s Pricing Committee in accordance with the guidelines established by the Board’s Valuation Committee and under the general oversight of the Board.

Fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose investments in their financial statements in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value based on inputs. Inputs that go into fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 —	quoted prices in active markets for identical investments.
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

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TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements:    A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities.    Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are categorized in Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Certain foreign securities that are fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets are categorized in Level 2 of the fair value hierarchy.

Mutual funds.    Open-end mutual funds, including money market funds, are valued using the NAV as reported by the fund companies. As such, they are categorized in Level 1.

Options contracts.    Option contracts traded on securities exchanges are fair valued using market mid prices; as such, they are categorized in Level 1. Option contracts traded OTC are fair valued based on pricing models and incorporate various inputs such as interest rate, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-money contracts on a given strike price. To the extent that these inputs are observable and timely, the fair value of OTC option contracts would be categorized in Level 2; otherwise, the fair values would be categorized in Level 3.

Restricted securities.    Restricted securities, including illiquid Rule 144A securities, held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized in Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

The summary of the inputs used as of October 31, 2018 in valuing the Funds’ investments is listed after each Fund’s Schedule of Investments.

The Funds held no investments or other financial instruments at October 31, 2018 for which fair value was calculated using Level 3 inputs.

The Funds did not have any transfers in and out of Level 1 and Level 2 of the fair value hierarchy for the year ended October 31, 2018.

Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Realized gains and losses on investments are recorded on the basis of specific identification.

Foreign Currency Translation:    The books and records of each Fund are maintained in U.S. dollars as follows: (1) the market value of foreign securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant

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TCW Funds, Inc.

October 31, 2018

Note 2 — Significant Accounting Policies (Continued)

exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.

Foreign Taxes:    The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Derivative Instruments:    Derivatives are financial instruments which are valued based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Funds may not be able to close out a derivative transaction at a favorable time or price.

For the year ended October 31, 2018, the TCW Global Real Estate Fund had the following derivatives and transactions in derivatives, grouped in the following risk categories (amounts in thousands except Numbers of Contracts):

TCW Global Real Estate Fund

	Equity Risk	Total
Statement of Asset and Liabilities
Asset Derivatives
Investments (1)	$9	$9

Total Value	$9	$9

Statement of Operations
Change in (Depreciation)
Investments (2)	$(6)	$(6)

Total Change in (Depreciation)	$(6)	$(6)

Number of Contracts (3)
Purchased Options	80	80

(1)	Represents purchased options, at value.
(2)	Represents change in unrealized depreciation for purchased options during the year.
(3)	Amount disclosed represents average number of contracts which are representative of the volume traded for the year ended October 31, 2018.

Options:    The Funds may purchase and sell put and call options on a security or an index of securities to enhance investment performance or to protect against changes in market prices. The Funds may also enter into currency options to hedge against or take advantage of changes in currency fluctuations.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If a Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security

63

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. Premiums paid for purchasing options that expire are treated as realized losses.

Options traded on a securities or options exchange typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited.

OTC options are options not traded on exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by a Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration.

During the year ended October 31, 2018, TCW Global Real Estate Fund entered into option contracts to hedge the Fund’s investments from market volatility in the real estate sector.

When-Issued, Delayed-Delivery and Forward Commitment Transactions:    The Funds, with the exception of the TCW Conservative Allocation Fund, may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when issued, delayed delivery or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the values of the subject securities will fluctuate with market conditions. In addition, because a Fund is not required to pay for when-issued, delayed-delivery or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not set aside liquid assets to cover the commitment. To guard against the deemed leverage, the Fund monitors the obligations under these transactions on a daily basis and ensures that the Fund has sufficient liquid assets to cover them.

64

TCW Funds, Inc.

October 31, 2018

Note 2 — Significant Accounting Policies (Continued)

Repurchase Agreements:    The Funds may enter into Repurchase Agreements, under the terms of a Master Repurchase Agreement (“MRA”). The MRA permits each Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. There were no repurchase agreements outstanding as of October 31, 2018.

Security Lending:    The Funds may lend their securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Funds can accept money market instruments or U.S. government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds earn additional income for lending their securities by investing the cash collateral in short-term investments. The Funds did not lend any securities during the year ended October 31, 2018.

Allocation of Operating Activity for Multiple Classes:    Investment income, common expenses and realized and unrealized gains and losses are allocated among the share classes of the Funds based on the relative net assets of each class. Distribution fees, which are directly attributable to a class of shares, are charged to the operations of that class. All other expenses are charged to each Fund or class as incurred on a specific identification basis. Differences in class specific fees and expenses will result in differences in net investment income for each class, and in turn differences in dividends paid by each class.

Dividends and Distributions:    Dividends and distributions to shareholders are recorded on the ex-dividend date. The TCW Global Real Estate Fund and the TCW Relative Value Dividend Appreciation Fund declare and pay, or reinvest, dividends from net investment income quarterly. The other Equity Funds and TCW Conservative Allocation Fund declare and pay, or reinvest, dividends from net investment income annually. Capital gains realized by a Fund will be distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for foreign currency transactions, market discount and premium, losses deferred due to wash sales, excise tax regulations and employing equalization in determining amounts to be distributed to fund shareholders. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed accumulated realized gain (loss). Undistributed net investment income or loss may include temporary book and tax differences which will reverse in subsequent periods. Any taxable income or capital gain remaining at fiscal year-end is distributed in the following year. Distributions received from real estate investment trusts may include return of capital which is treated as a reduction in the cost basis of those investments. Distributions received, if any, in excess of the cost basis of a security is recognized as capital gain.

Use of Estimates:    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

65

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 3 — Risk Considerations

Market Risk:    As the Funds’ investments will fluctuate with market conditions, and so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk:    The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Counterparty Risk:    The Funds may be exposed to counterparty risk, the risk that an entity with which the Funds have unsettled or open transactions may not fulfill its obligations.

Investment Style Risk:    Certain Funds may also be subject to investment style risk. The Advisor’s investment styles may be out of favor at times or may not produce the best results over short or longer time periods and may increase the volatility of a Fund’s share price.

Equity Risk:    Equity securities may include common stock, preferred stock or other securities representing an ownership interest or the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and can decline in value over short or extended periods. The value of stocks and other equity securities will be affected by changes in a company’s financial condition and in overall market, economic and political conditions.

For complete information on the various risks involved, please refer to the Funds’ prospectus and the Statement of Additional Information which can be obtained on the Funds’ website (www.tcw.com) or by calling the customer service.

Note 4 — Federal Income Taxes

It is the policy of each Fund to comply with the requirements under Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

At October 31, 2018, the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Conservative Allocation Fund	$341	$1,228	$1,569
TCW New America Premier Equities Fund	166	297	463
TCW Global Real Estate Fund	33	—	33
TCW Relative Value Dividend Appreciation Fund	506	25,420	25,926
TCW Relative Value Large Cap Fund	4,923	39,750	44,673
TCW Relative Value Mid Cap Fund	—	6,240	6,240
TCW Select Equities Fund	—	117,726	117,726

66

TCW Funds, Inc.

October 31, 2018

Note 4 — Federal Income Taxes (Continued)

For the prior fiscal year ended October 31, 2017, the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income		Undistributed Long-Term Gain	Total Distributable Earnings
TCW Artificial Intelligence Equity Fund	$—	(1)	$—	$—	(1)
TCW Conservative Allocation Fund	242		749	991
TCW Global Real Estate Fund	14		—	14
TCW New America Premier Equities Fund	669		8	677
TCW Relative Value Dividend Appreciation Fund	2,044		22,669	24,713
TCW Relative Value Large Cap Fund	9,182		61,294	70,476
TCW Relative Value Mid Cap Fund	366		7,415	7,781
TCW Select Equities Fund	—		201,823	201,823

(1)	Amounts rounds to less than $1.

Permanent differences incurred during the year ended October 31, 2018 resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the net asset value per share (amounts in thousands):

	Undistributed Net Investment Income (Loss)	Undistributed Accumulated Net Realized Gain (Loss)	Paid-in Capital
TCW Artificial Intelligence Equity Fund	$4	$— (1)	$(4)
TCW Conservative Allocation Fund	107	(166)	59
TCW Global Real Estate Fund	(21)	23	(2)
TCW New America Premier Equities Fund	32	(57)	25
TCW Relative Value Dividend Appreciation Fund	(278)	(2,969)	3,247
TCW Relative Value Large Cap Fund	(1)	(4,261)	4,262
TCW Relative Value Mid Cap Fund	1	(348)	347
TCW Select Equities Fund	3,031	(16,681)	13,650

(1)	Amounts rounds to less than $1.

During the year ended October 31, 2018, the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income		Long-Term Capital Gain	Total Distributions
TCW Artificial Intelligence Equity Fund	$—	(1)	$—	$—	(1)
TCW Conservative Allocation Fund	510		749	1,259
TCW Global Real Estate Fund	82		—	82
TCW New America Premier Equities Fund	669		8	677
TCW Relative Value Dividend Appreciation Fund	11,067		22,670	33,737
TCW Relative Value Large Cap Fund	10,302		61,295	71,597
TCW Relative Value Mid Cap Fund	823		7,437	8,260
TCW Select Equities Fund	—		201,824	201,824

(1)	Amounts rounds to less than $1.

67

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 4 — Federal Income Taxes (Continued)

During the prior fiscal year ended October 31, 2017, the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Total Distributions
TCW Conservative Allocation Fund	$686	$1,185	$1,871
TCW Global Real Estate Fund	85	—	85
TCW New America Premier Equities Fund	173	—	173
TCW Relative Value Dividend Appreciation Fund	18,463	—	18,463
TCW Relative Value Large Cap Fund	9,039	24,784	33,823
TCW Relative Value Mid Cap Fund	558	—	558
TCW Select Equities Fund	—	83,785	83,785

At October 31, 2018, net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows (amounts in thousands):

	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Federal Income Tax Purposes
TCW Artificial Intelligence Equity Fund	$194	$(130)	$64	$2,025
TCW Conservative Allocation Fund	1,640	(643)	997	27,440
TCW Global Real Estate Fund	201	(157)	44	3,382
TCW New America Premier Equities Fund	4,748	(143)	4,605	28,490
TCW Relative Value Dividend Appreciation Fund	104,373	(42,295)	62,078	444,081
TCW Relative Value Large Cap Fund	129,161	(18,232)	110,929	302,813
TCW Relative Value Mid Cap Fund	21,205	(2,627)	18,578	72,215
TCW Select Equities Fund	478,062	(12,292)	465,770	411,496

At October 31, 2018, the following Funds had net realized loss carryforwards for federal income tax purposes (amounts in thousands):

	Short-Term Capital losses	Long-Term Capital Losses	Total
TCW Artificial Intelligence Equity Fund	$2	$—	$2
TCW Global Real Estate Fund	581	80	661

The Funds did not have any unrecognized tax benefits at October 31, 2018, nor were there any increases or decreases in unrecognized tax benefits for the year ended October 31, 2018. The Funds are subject to examination by the U.S. Federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

Note 5 — Fund Management Fees and Other Expenses

The Funds pay to the Advisor, as compensation for services rendered, facilities furnished and expenses borne by it, the following annual management fees as a percentage of daily net assets:

TCW Artificial Intelligence Equity Fund	0.80%
TCW Global Real Estate Fund	0.80%
TCW New America Premier Equities Fund	0.80%
TCW Relative Value Dividend Appreciation Fund	0.65%
TCW Relative Value Large Cap Fund	0.65%
TCW Relative Value Mid Cap Fund	0.70	% (1)
TCW Select Equities Fund	0.75%

(1)	Effective March 1, 2018. From November 1, 2017 through February 28, 2018, the management fee was 0.80%.

68

TCW Funds, Inc.

October 31, 2018

Note 5 — Fund Management Fees and Other Expenses (Continued)

The TCW Conservative Allocation Fund does not pay management fees to the Advisor; however, the Fund pays management fees to the Advisor indirectly as a shareholder in the underlying affiliated funds.

The Advisor limits the operating expenses of the Funds not to exceed the following expense ratios relative to the Funds’ average daily net assets.

TCW Artificial Intelligence Equity Fund
I Class	1.05	% (1)
N Class	1.05	% (1)
TCW Conservative Allocation Fund
I Class	0.85	% (1)
N Class	0.85	% (1)
TCW Global Real Estate Fund
I Class	1.00	% (1)
N Class	1.15	% (1)
TCW New America Premier Equities Fund
I Class	1.04	% (1)
N Class	1.04	% (1)
TCW Relative Value Dividend Appreciation Fund
I Class	0.80	% (1)
N Class	1.00	% (1)
TCW Relative Value Large Cap Fund
I Class	0.80	% (1)
N Class	1.00	% (1)
TCW Relative Value Mid Cap Fund
I Class	0.90	% (1)
N Class	1.00	% (1)
TCW Select Equities Fund
I Class	1.05	% (2)
N Class	1.05	% (2)

(1)	These limitations are based on an agreement between the Advisor and the Company.
(2)

Limitations based on average expense ratio as reported by Lipper, Inc., which is subject to change on a monthly basis. This ratio was in effect as of October 31, 2018. These limitations are voluntary and terminable in a six month notice.

The amount borne by the Advisor during a fiscal year when the operating expenses of a Fund are in excess of the expense limitation cannot be recaptured in the subsequent fiscal years should the expenses drop below the expense limitation in the subsequent years. The Advisor can only recapture expenses within a given fiscal year for that year’s operating expenses.

Directors’ Fees:    Directors who are not affiliated with the Advisor receive compensation from the Funds which are shown on the Statement of Operations. Directors may elect to defer receipt of their fees in accordance with the terms of a Non-Qualified Deferred Compensation Plan. Total accrued and deferred amounts are recorded on the Fund’s books as other liabilities.

Note 6 — Distribution Plan

TCW Funds Distributors LLC (“Distributor”), an affiliate of the Advisor and the Funds, serves as the nonexclusive distributor of each class of the Funds’ shares. The Funds have a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the N Class shares of each Fund. Under the terms of the plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its N Class shares for distribution and related services.

69

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 7 — Transactions with Affiliates

The ownership percentage of the TCW Conservative Allocation Fund in each of the affiliated underlying Funds at October 31, 2018 is as follows:

Name of Affiliated Fund	Ownership Percentage (1)
Metropolitan West Low Duration Bond Fund	0.16%
Metropolitan West Total Return Bond Fund	0.01%
Metropolitan West Unconstrained Bond Fund	0.17%
TCW Global Bond Fund	4.43%
TCW New America Premier Equities Fund	8.49%
TCW Relative Value Large Cap Fund	0.79%
TCW Relative Value Mid Cap Fund	0.81%
TCW Select Equities Fund	0.31%
TCW Total Return Bond Fund	0.05%

(1)	Percentage ownership based on total net assets of the underlying fund.

The financial statements of the Funds not contained in this report are available by calling 800-FUND-TCW (800-386-3829) or by going to the SEC website at www.sec.gov.

Note 8 — Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the year ended October 31, 2018, were as follows (amounts in thousands):

	Purchases at Cost	Sales or Maturity Proceeds	U.S. Government Purchases at Cost	U.S. Government Sales or Maturity Proceeds
TCW Artificial Intelligence Equity Fund	$2,128	$1,283	$—	$—
TCW Conservative Allocation Fund	5,880	7,152	—	—
TCW Global Real Estate Fund	4,853	4,658	—	—
TCW New America Premier Equities Fund	23,760	11,670	—	—
TCW Relative Value Dividend Appreciation Fund	107,633	200,116	—	—
TCW Relative Value Large Cap Fund	95,758	142,612	—	—
TCW Relative Value Mid Cap Fund	22,735	30,112	—	—
TCW Select Equities Fund	140,475	276,800	—	—

70

TCW Funds, Inc.

October 31, 2018

Note 9 — Capital Share Transactions

Transactions in each Fund’s shares were as follows:

TCW Artificial Intelligence Equity Fund	Year Ended October 31, 2018			August 31, 2017 (Commencement of Operations) through October 31, 2017
I Class	Shares	Amount (in thousands)		Shares	Amount (in thousands)
Shares Sold	87,472	$1,068		65,264	$653
Shares Issued upon Reinvestment of Dividends	12	—	(1)	—	—
Shares Redeemed	(30,656)	(373)		—	—

Net Increase	56,828	$695		65,264	$653

N Class	Shares	Amount (in thousands)		Shares	Amount (in thousands)
Shares Sold	20,017	$250		50,000	$500
Shares Issued upon Reinvestment of Dividends	9	—	(1)	—	—
Shares Redeemed	(8,006)	(96)		—	—

Net Increase	12,020	$154		50,000	$500

(1)	Amount rounds to less than $1.

TCW Conservative Allocation Fund	Year Ended October 31, 2018		Year Ended October 31, 2017
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	91,379	$1,110	186,502	$2,188
Shares Issued upon Reinvestment of Dividends	102,921	1,217	155,467	1,761
Shares Redeemed	(280,133)	(3,348)	(254,486)	(3,019)

Net Increase (Decrease)	(85,833)	$(1,021)	87,483	$930

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	8,674	$103	26,148	$313
Shares Issued upon Reinvestment of Dividends	1,528	18	5,978	68
Shares Redeemed	(9,614)	(114)	(120,636)	(1,426)

Net Increase (Decrease)	588	$7	(88,510)	$(1,045)

TCW Global Real Estate Fund	Year Ended October 31, 2018		Year Ended October 31, 2017
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	125,773	$1,281	33,764	$329
Shares Issued upon Reinvestment of Dividends	6,968	68	6,976	67
Shares Redeemed	(101,561)	(993)	(133,260)	(1,238)

Net Increase (Decrease)	31,180	$356	(92,520)	$(842)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	107	$1	2,031	$20
Shares Issued upon Reinvestment of Dividends	1,110	11	1,581	15
Shares Redeemed	(1,137)	(11)	(1,041)	(10)

Net Increase	80	$1	2,571	$25

71

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 9 — Capital Share Transactions (Continued)

TCW New America Premier Equities Fund	Year Ended October 31, 2018		Year Ended October 31, 2017
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	788,224	$13,092	889,822	$11,268
Shares Issued upon Reinvestment of Dividends	38,162	572	12,994	146
Shares Redeemed	(160,059)	(2,567)	(98,168)	(1,301)

Net Increase	666,327	$11,097	804,648	$10,113

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	152,798	$2,489	51,050	$726
Shares Issued upon Reinvestment of Dividends	5,974	90	2,001	23
Shares Redeemed	(10,648)	(174)	(1,724)	(22)

Net Increase	148,124	$2,405	51,327	$727

TCW Relative Value Dividend Appreciation Fund	Year Ended October 31, 2018		Year Ended October 31, 2017
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	1,170,743	$22,458	1,571,327	$29,392
Shares Issued upon Reinvestment of Dividends	349,698	6,687	174,490	3,283
Shares Redeemed	(2,788,916)	(54,043)	(4,785,356)	(90,946)

Net Decrease	(1,268,475)	$(24,898)	(3,039,539)	$(58,271)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	1,992,134	$38,575	24,813,876	$468,038
Shares Issued upon Reinvestment of Dividends	1,359,169	26,431	773,578	14,787
Shares Redeemed	(5,592,917)	(109,775)	(31,373,199)	(594,714)
Shares Redeemed through in-kind Redemptions	—	—	(19,698,827)	(373,555)

Net Decrease	(2,241,614)	$(44,769)	(25,484,572)	$(485,444)

TCW Relative Value Large Cap Fund	Year Ended October 31, 2018		Year Ended October 31, 2017
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	2,750,555	$60,616	2,241,430	$51,607
Shares Issued upon Reinvestment of Dividends	3,059,339	66,999	1,432,234	31,595
Shares Redeemed	(4,954,321)	(109,165)	(6,703,734)	(152,263)

Net Increase (Decrease)	855,573	$18,450	(3,030,070)	$(69,061)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	48,027	$1,057	99,985	$2,299
Shares Issued upon Reinvestment of Dividends	105,507	2,305	60,256	1,327
Shares Redeemed	(171,260)	(3,734)	(400,430)	(9,303)

Net Decrease	(17,726)	$(372)	(240,189)	$(5,677)

72

TCW Funds, Inc.

October 31, 2018

Note 9 — Capital Share Transactions (Continued)

TCW Relative Value Mid Cap Fund	Year Ended October 31, 2018		Year Ended October 31, 2017
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	396,213	$10,205	365,523	$8,619
Shares Issued upon Reinvestment of Dividends	260,385	6,601	20,199	461
Shares Redeemed	(665,570)	(17,019)	(883,074)	(20,885)

Net Decrease	(8,972)	$(213)	(497,352)	$(11,805)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	114,082	$2,889	133,705	$3,025
Shares Issued upon Reinvestment of Dividends	58,853	1,452	3,399	76
Shares Redeemed	(101,633)	(2,507)	(245,555)	(5,652)

Net Increase (Decrease)	71,302	$1,834	(108,451)	$(2,551)

TCW Select Equities Fund	Year Ended October 31, 2018		Year Ended October 31, 2017
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	5,631,218	$160,868	4,737,934	$124,547
Shares Issued upon Reinvestment of Dividends	4,718,127	118,189	1,164,576	27,822
Shares Redeemed	(8,316,559)	(231,015)	(29,165,155)	(750,355)

Net Increase (Decrease)	2,032,786	$48,042	(23,262,645)	$(597,986)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	513,203	$13,228	229,950	$5,748
Shares Issued upon Reinvestment of Dividends	1,337,789	30,448	396,802	8,817
Shares Redeemed	(1,353,097)	(34,486)	(1,917,314)	(47,696)

Net Increase (Decrease)	497,895	$9,190	(1,290,562)	$(33,131)

Note 10 — Restricted Securities

The Funds are permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). However, the Company considers 144A securities to be restricted if those securities have been deemed illiquid. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. The Funds held no restricted securities at October 31, 2018.

Note 11 — Committed Line Of Credit

The Company has entered into a $100,000,000 committed revolving line of credit agreement renewed annually with the State Street Bank and Trust Company (the “Bank”) for temporary borrowing purposes. The interest rate on borrowing is the higher of the Federal Funds rate or the overnight LIBOR rate, plus 1.25%. There were no borrowings from the line of credit as of or during the year ended October 31, 2018. The Funds pay the Bank a commitment fee equal to 0.25% per annum on the daily unused portion of the committed line amount. The commitment fees incurred by the Funds are presented in the Statements of Operations. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio.

73

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 12 — Indemnifications

Under the Company’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Company. In addition, the Company entered into an agreement with each of the Directors which provides that the Company will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by any Director in any proceeding arising out of or in connection with the Director’s services to the Company, to the fullest extent permitted by the Company’s Articles of Incorporation and By-Laws, the Maryland General Corporation Law, the Securities Act, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Company enters into agreements with service providers that may contain indemnification clauses. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company expects the risk of loss to be remote. The Company has not accrued any liability in connection with such indemnification.

Note 13 — SEC Simplification

In August 2018, the Securities and Exchange Commission adopted the Disclosure Update and Simplification rule, which amends certain disclosure requirements. The amendment requires presentation of the total, rather than the components, of accumulated or undistributed earnings on the Statements of Assets and Liabilities; the amendment also provides the presentation of the distributions on the Statements of Changes in Net Assets at the total level rather than components and to remove the requirement for disclosure of undistributed net investment income on a book basis. This amendment facilitates compliance of the disclosure of information without significantly altering the information provided to investors.

Note 14 — New Accounting Pronouncement

In August 2018, the FASB released Accounting Standards Update (ASU) 2018-13, which changes the fair value measurement disclosure requirements of Topic 820. The amendments in this ASU are the result of a broader disclosure project called FASB Concept Statement, Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements. The objective and primary focus of the project are to improve the effectiveness of disclosures in the notes to the financial statements by facilitating clear communication of the information required by GAAP that is most important to users of the financial statements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of the ASU. Management is currently evaluating the impact of the ASU to the financial statements.

74

TCW Artificial Intelligence Equity Fund

Financial Highlights — I Class

	Year Ended October 31, 2018		August 31, 2017 (Commencement of Operations) through October 31, 2017
Net Asset Value per Share, Beginning of Year	$10.64		$10.00

Income (Loss) from Investment Operations:
Net Investment Loss	(0.04)		(0.00	) (1)
Net Realized and Unrealized Gain on Investments (2)	0.58		0.64

Total from Investment Operations	0.54		0.64

Less Distributions:
Distributions from Net Investment Income	(0.00	) (1)	—

Net Asset Value per Share, End of Year	$11.18		$10.64

Total Return	5.09%		6.40	% (3)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$1,364		$695
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	8.32%		23.66	% (4)
After Expense Reimbursement	1.05%		1.05	% (4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.34)%		0.23	% (4)
Portfolio Turnover Rate	74.22%		13.05	% (3)

(1)	Amount rounds to less than $0.01 per share.
(2)	Computed using average shares outstanding throughout the period.
(3)	For the period August 31, 2017 (commencement of operations) through October 31, 2017.
(4)	Annualized.

See accompanying notes to financial statements.

75

TCW Artificial Intelligence Equity Fund

Financial Highlights — N Class

	Year Ended October 31, 2018		August 31, 2017 (Commencement of Operations) through October 31, 2017
Net Asset Value per Share, Beginning of Year	$10.64		$10.00

Income (Loss) from Investment Operations:
Net Investment Loss	(0.04)		(0.00	) (1)
Net Realized and Unrealized Gain on Investments (2)	0.57		0.64

Total from Investment Operations	0.53		0.64

Less Distributions:
Distributions from Net Investment Income	(0.00	) (1)	—

Net Asset Value per Share, End of Year	$11.17		$10.64

Total Return	5.00%		6.40	% (3)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$693		$532
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	9.60%		26.07	% (4)
After Expense Reimbursement	1.05%		1.05	% (4)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.33)%		0.25	% (4)
Portfolio Turnover Rate	74.22%		13.05	% (3)

(1)	Amount rounds to less than $0.01 per share.
(2)	Computed using average shares outstanding throughout the period.
(3)	For the period August 31, 2017 (commencement of operations) through October 31, 2017.
(4)	Annualized.

See accompanying notes to financial statements.

76

TCW Conservative Allocation Fund

Financial Highlights — I Class

	Year Ended October 31,
	2018	2017	2016	2015	2014
Net Asset Value per Share, Beginning of Year	$12.17	$12.13	$12.50	$12.24	$11.66

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.20	0.15	0.17	0.13	0.11
Net Realized and Unrealized Gain (Loss) on Investments	(0.19)	0.67	(0.07)	0.33	0.67

Total from Investment Operations	0.01	0.82	0.10	0.46	0.78

Less Distributions:
Distributions from Net Investment Income	(0.20)	(0.29)	(0.19)	(0.14)	(0.20)
Distributions from Net Realized Gain	(0.30)	(0.49)	(0.28)	(0.06)	—

Total Distributions	(0.50)	(0.78)	(0.47)	(0.20)	(0.20)

Net Asset Value per Share, End of Year	$11.68	$12.17	$12.13	$12.50	$12.24

Total Return	0.04%	7.28%	0.78%	3.88%	6.66%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$27,925	$30,144	$28,982	$33,909	$30,746
Ratio of Expenses to Average Net Assets (2)	0.37%	0.36%	0.30%	0.25%	0.29%
Ratio of Net Investment Income to Average Net Assets	1.68%	1.26%	1.41%	1.01%	0.94%
Portfolio Turnover Rate	19.79%	55.53%	37.62%	30.24%	40.56%

(1)	Computed using average shares outstanding throughout the period.
(2)	Does not include expenses of the underlying affiliated funds.

See accompanying notes to financial statements.

77

TCW Conservative Allocation Fund

Financial Highlights — N Class

	Year Ended October 31,
	2018	2017	2016	2015	2014
Net Asset Value per Share, Beginning of Year	$12.15	$12.07	$12.44	$12.17	$11.61

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.15	0.11	0.11	0.04	0.05
Net Realized and Unrealized Gain (Loss) on Investments	(0.18)	0.66	(0.08)	0.35	0.66

Total from Investment Operations	(0.03)	0.77	0.03	0.39	0.71

Less Distributions:
Distributions from Net Investment Income	(0.15)	(0.20)	(0.12)	(0.06)	(0.15)
Distributions from Net Realized Gain	(0.30)	(0.49)	(0.28)	(0.06)	—

Total Distributions	(0.45)	(0.69)	(0.40)	(0.12)	(0.15)

Net Asset Value per Share, End of Year	$11.67	$12.15	$12.07	$12.44	$12.17

Total Return	(0.35)%	6.74%	0.31%	3.31%	6.07%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$518	$532	$1,597	$1,876	$807
Ratio of Expenses to Average Net Assets: (2)
Before Expense Reimbursement	5.14%	3.30%	1.54%	1.61%	3.20%
After Expense Reimbursement	0.76%	0.81%	0.82%	0.84%	0.85%
Ratio of Net Investment Income to Average Net Assets	1.28%	0.89%	0.89%	0.36%	0.41%
Portfolio Turnover Rate	19.79%	55.53%	37.62%	30.24%	40.56%

(1)	Computed using average shares outstanding throughout the period.
(2)	Does not include expenses of the underlying affiliated funds.

See accompanying notes to financial statements.

78

TCW Global Real Estate Fund

Financial Highlights — I Class

	Year Ended October 31,			November 28, 2014 (Commencement of Operations) through October 31, 2015
	2018	2017	2016
Net Asset Value per Share, Beginning of Year	$10.10	$9.42	$9.71	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.25	0.25	0.30	0.21
Net Realized and Unrealized Gain (Loss) on Investments	(0.85)	0.70	(0.26)	(0.27)

Total from Investment Operations	(0.60)	0.95	0.04	(0.06)

Less Distributions:
Distributions from Net Investment Income	(0.20)	(0.27)	(0.29)	(0.23)
Distributions from Net Realized Gain	—	—	(0.01)	—
Distributions from Return of Capital	—	—	(0.03)	—

Total Distributions	(0.20)	(0.27)	(0.33)	(0.23)

Net Asset Value per Share, End of Year	$9.30	$10.10	$9.42	$9.71

Total Return	(6.06)%	10.28%	0.31%	(0.62	)% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$2,886	$2,818	$3,499	$4,320
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	3.78%	4.38%	3.29%	5.28	% (3)
After Expense Reimbursement	1.12%	1.37%	1.40%	1.43	% (3)
Ratio of Net Investment Income to Average Net Assets	2.55%	2.57%	3.14%	2.27	% (3)
Portfolio Turnover Rate	121.67%	74.51%	68.69%	23.58	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period November 28, 2014 (Commencement of Operations) through October 31, 2015.
(3)	Annualized.

See accompanying notes to financial statements.

79

TCW Global Real Estate Fund

Financial Highlights — N Class

	Year Ended October 31,			November 28, 2014 (Commencement of Operations) through October 31, 2015
	2018	2017	2016
Net Asset Value per Share, Beginning of Year	$10.10	$9.42	$9.70	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.24	0.25	0.32	0.24
Net Realized and Unrealized Gain (Loss) on Investments	(0.85)	0.70	(0.27)	(0.31)

Total from Investment Operations	(0.61)	0.95	0.05	(0.07)

Less Distributions:
Distributions from Net Investment Income	(0.19)	(0.27)	(0.29)	(0.23)
Distributions from Net Realized Gain	—	—	(0.01)	—
Distributions from Return of Capital	—	—	(0.03)	—

Total Distributions	(0.19)	(0.27)	(0.33)	(0.23)

Net Asset Value per Share, End of Year	$9.30	$10.10	$9.42	$9.70

Total Return	(6.14)%	10.28%	0.41%	(0.72	)% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$536	$581	$517	$510
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	7.65%	7.92%	6.66%	9.21	% (3)
After Expense Reimbursement	1.22%	1.37%	1.40%	1.43	% (3)
Ratio of Net Investment Income to Average Net Assets	2.46%	2.51%	3.34%	2.58	% (3)
Portfolio Turnover Rate	121.67%	74.51%	68.69%	23.58	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period November 28, 2014 (Commencement of Operations) through October 31, 2015.
(3)	Annualized.

See accompanying notes to financial statements.

80

TCW New America Premier Equities Fund

Financial Highlights — I Class

	Year Ended October 31,		January 29, 2016 (Commencement of Operations) through October 31, 2016
	2018	2017
Net Asset Value per Share, Beginning of Year	$15.24	$11.23	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	(0.02)	0.01	0.08
Net Realized and Unrealized Gain on Investments	1.59	4.22	1.15

Total from Investment Operations	1.57	4.23	1.23

Less Distributions:
Distributions from Net Investment Income	—	(0.05)	—
Distributions from Net Realized Gain	(0.54)	(0.17)	—

Total Distributions	(0.54)	(0.22)	—

Net Asset Value per Share, End of Year	$16.27	$15.24	$11.23

Total Return	10.60%	38.41%	12.30	% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$28,486	$16,527	$3,143
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.28%	1.79%	4.72	% (3)
After Expense Reimbursement	1.04%	1.04%	1.05	% (3)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.13)%	0.11%	1.03	% (3)
Portfolio Turnover Rate	49.68%	114.48%	73.83	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period January 29, 2016 (commencement of operations) through October 31, 2016.
(3)	Annualized.

See accompanying notes to financial statements.

81

TCW New America Premier Equities Fund

Financial Highlights — N Class

	Year Ended October 31,		January 29, 2016 (Commencement of Operations) through October 31, 2016
	2018	2017
Net Asset Value per Share, Beginning of Year	$15.24	$11.23	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	(0.02)	0.01	0.08
Net Realized and Unrealized Gain on Investments	1.59	4.22	1.15

Total from Investment Operations	1.57	4.23	1.23

Less Distributions:
Distributions from Net Investment Income	—	(0.05)	—
Distributions from Net Realized Gain	(0.54)	(0.17)	—

Total Distributions	(0.54)	(0.22)	—

Net Asset Value per Share, End of Year	$16.27	$15.24	$11.23

Total Return	10.60%	38.41%	12.30	% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$4,879	$2,313	$1,128
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	2.14%	3.64%	6.08	% (3)
After Expense Reimbursement	1.04%	1.04%	1.05	% (3)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.13)%	0.11%	0.98	% (3)
Portfolio Turnover Rate	49.68%	114.48%	73.83	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period January 29, 2016 (commencement of operations) through October 31, 2016.
(3)	Annualized.

See accompanying notes to financial statements.

82

TCW Relative Value Dividend Appreciation Fund

Financial Highlights — I Class

	Year Ended October 31,
	2018	2017	2016	2015	2014
Net Asset Value per Share, Beginning of Year	$19.14	$16.95	$16.49	$16.71	$15.11

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.35	0.48	0.35	0.30	0.27
Net Realized and Unrealized Gain (Loss) on Investments	(0.90)	2.17	0.41	(0.24)	1.61

Total from Investment Operations	(0.55)	2.65	0.76	0.06	1.88

Less Distributions:
Distributions from Net Investment Income	(0.40)	(0.46)	(0.30)	(0.28)	(0.28)
Distributions from Net Realized Gain	(0.72)	—	—	—	—

Total Distributions	(1.12)	(0.46)	(0.30)	(0.28)	(0.28)

Net Asset Value per Share, End of Year	$17.47	$19.14	$16.95	$16.49	$16.71

Total Return	(3.28)%	15.69%	4.66%	0.40%	12.49%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$95,108	$128,498	$165,331	$175,694	$195,400
Ratio of Expenses to Average Net Assets	0.78%	0.78%	0.87%	0.86%	0.86%
Ratio of Net Investment Income to Average Net Assets	1.84%	2.60%	2.11%	1.81%	1.67%
Portfolio Turnover Rate	18.48%	23.45%	19.13%	17.95%	17.33%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

83

TCW Relative Value Dividend Appreciation Fund

Financial Highlights — N Class

	Year Ended October 31,
	2018	2017	2016	2015	2014
Net Asset Value per Share, Beginning of Year	$19.46	$17.23	$16.76	$16.99	$15.34

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.32	0.43	0.31	0.26	0.23
Net Realized and Unrealized Gain (Loss) on Investments	(0.93)	2.23	0.43	(0.25)	1.63

Total from Investment Operations	(0.61)	2.66	0.74	0.01	1.86

Less Distributions:
Distributions from Net Investment Income	(0.36)	(0.43)	(0.27)	(0.24)	(0.21)
Distributions from Net Realized Gain	(0.72)	—	—	—	—

Total Distributions	(1.08)	(0.43)	(0.27)	(0.24)	(0.21)

Net Asset Value per Share, End of Year	$17.77	$19.46	$17.23	$16.76	$16.99

Total Return	(3.52)%	15.46%	4.43%	0.10%	12.19%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$411,123	$493,766	$876,421	$878,544	$970,397
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.05%	1.05%	1.15%	1.14%	1.14%
After Expense Reimbursement	1.00%	1.00%	1.11%	N/A	N/A
Ratio of Net Investment Income to Average Net Assets	1.62%	2.24%	1.86%	1.53%	1.40%
Portfolio Turnover Rate	18.48%	23.45%	19.13%	17.95%	17.33%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

84

TCW Relative Value Large Cap Fund

Financial Highlights — I Class

	Year Ended October 31,
	2018	2017	2016	2015	2014
Net Asset Value per Share, Beginning of Year	$24.30	$21.38	$21.99	$22.09	$19.47

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.28	0.49	0.32	0.26	0.21
Net Realized and Unrealized Gain (Loss) on Investments	(1.18)	3.96	0.19	(0.14)	2.65

Total from Investment Operations	(0.90)	4.45	0.51	0.12	2.86

Less Distributions:
Distributions from Net Investment Income	(0.47)	(0.41)	(0.25)	(0.22)	(0.24)
Distributions from Net Realized Gain	(3.11)	(1.12)	(0.87)	—	—

Total Distributions	(3.58)	(1.53)	(1.12)	(0.22)	(0.24)

Net Asset Value per Share, End of Year	$19.82	$24.30	$21.38	$21.99	$22.09

Total Return	(5.11)%	21.55%	2.61%	0.50%	14.79%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$402,035	$472,078	$480,174	$667,957	$700,484
Ratio of Expenses to Average Net Assets	0.77%	0.77%	0.88%	0.88%	0.88%
Ratio of Net Investment Income to Average Net Assets	1.28%	2.11%	1.57%	1.14%	1.02%
Portfolio Turnover Rate	20.47%	24.44%	14.71%	21.60%	18.77%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

85

TCW Relative Value Large Cap Fund

Financial Highlights — N Class

	Year Ended October 31,
	2018	2017	2016	2015	2014
Net Asset Value per Share, Beginning of Year	$24.21	$21.31	$21.91	$22.04	$19.44

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.23	0.44	0.28	0.19	0.16
Net Realized and Unrealized Gain (Loss) on Investments	(1.18)	3.94	0.19	(0.14)	2.65

Total from Investment Operations	(0.95)	4.38	0.47	0.05	2.81

Less Distributions:
Distributions from Net Investment Income	(0.41)	(0.36)	(0.20)	(0.18)	(0.21)
Distributions from Net Realized Gain	(3.11)	(1.12)	(0.87)	—	—

Total Distributions	(3.52)	(1.48)	(1.07)	(0.18)	(0.21)

Net Asset Value per Share, End of Year	$19.74	$24.21	$21.31	$21.91	$22.04

Total Return	(5.35)%	21.27%	2.42%	0.20%	14.52%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$13,003	$16,373	$19,530	$25,084	$29,589
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.21%	1.16%	1.23%	1.20%	1.12%
After Expense Reimbursement	0.99%	1.00%	1.10%	1.16%	N/A
Ratio of Net Investment Income to Average Net Assets	1.05%	1.93%	1.35%	0.86%	0.77%
Portfolio Turnover Rate	20.47%	24.44%	14.71%	21.60%	18.77%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

86

TCW Relative Value Mid Cap Fund

Financial Highlights — I Class

	Year Ended October 31,
	2018	2017	2016	2015	2014
Net Asset Value per Share, Beginning of Year	$25.96	$20.02	$22.43	$26.62	$26.56

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.12	0.11	0.18	0.17	0.13
Net Realized and Unrealized Gain (Loss) on Investments	(1.56)	5.96	0.34	(1.16)	2.70

Total from Investment Operations	(1.44)	6.07	0.52	(0.99)	2.83

Less Distributions:
Distributions from Net Investment Income	(0.13)	(0.13)	(0.16)	(0.12)	(0.14)
Distributions from Net Realized Gain	(1.95)	—	(2.77)	(3.08)	(2.63)

Total Distributions	(2.08)	(0.13)	(2.93)	(3.20)	(2.77)

Net Asset Value per Share, End of Year	$22.44	$25.96	$20.02	$22.43	$26.62

Total Return	(6.48)%	30.40%	3.53%	(4.58)%	11.09%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$72,527	$84,136	$74,840	$93,356	$114,823
Ratio of Expenses to Average Net Assets	0.92%	0.99%	0.98%	0.96%	0.95%
Ratio of Net Investment Income to Average Net Assets	0.48%	0.45%	0.96%	0.68%	0.49%
Portfolio Turnover Rate	22.60%	31.93%	17.81%	23.15%	21.67%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

87

TCW Relative Value Mid Cap Fund

Financial Highlights — N Class

	Year Ended October 31,
	2018	2017	2016	2015	2014
Net Asset Value per Share, Beginning of Year	$25.28	$19.50	$21.90	$26.08	$26.07

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.09	0.07	0.14	0.10	0.06
Net Realized and Unrealized Gain (Loss) on Investments	(1.52)	5.80	0.32	(1.12)	2.65

Total from Investment Operations	(1.43)	5.87	0.46	(1.02)	2.71

Less Distributions:
Distributions from Net Investment Income	(0.08)	(0.09)	(0.09)	(0.08)	(0.07)
Distributions from Net Realized Gain	(1.95)	—	(2.77)	(3.08)	(2.63)

Total Distributions	(2.03)	(0.09)	(2.86)	(3.16)	(2.70)

Net Asset Value per Share, End of Year	$21.82	$25.28	$19.50	$21.90	$26.08

Total Return	(6.61)%	30.15%	3.30%	(4.78)%	10.80%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$18,040	$19,095	$16,839	$19,559	$28,458
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.31%	1.37%	1.35%	1.30%	1.27%
After Expense Reimbursement	1.04%	1.16%	1.20%	1.21%	1.20%
Ratio of Net Investment Income to Average Net Assets	0.36%	0.29%	0.74%	0.44%	0.23%
Portfolio Turnover Rate	22.60%	31.93%	17.81%	23.15%	21.67%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

88

TCW Select Equities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2018	2017	2016	2015	2014
Net Asset Value per Share, Beginning of Year	$30.42	$26.06	$29.65	$26.71	$24.84

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.08)	(0.05)	(0.10)	(0.02)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	3.37	5.99	(1.42)	3.80	2.71

Total from Investment Operations	3.29	5.94	(1.52)	3.78	2.68

Less Distributions:
Distributions from Net Investment Income	—	—	—	—	(0.00	) (2)
Distributions from Net Realized Gain	(6.58)	(1.58)	(2.07)	(0.84)	(0.81)

Total Distributions	(6.58)	(1.58)	(2.07)	(0.84)	(0.81)

Net Asset Value per Share, End of Year	$27.13	$30.42	$26.06	$29.65	$26.71

Total Return	12.59%	24.47%	(5.56)%	14.54%	11.01%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$740,485	$768,535	$1,264,622	$1,629,090	$1,611,400
Ratio of Expenses to Average Net Assets	0.87%	0.88%	0.89%	0.88%	0.86%
Ratio of Net Investment Loss to Average Net Assets	(0.29)%	(0.18)%	(0.38)%	(0.08)%	(0.11)%
Portfolio Turnover Rate	15.43%	17.95%	14.05%	27.19%	25.79%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

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TCW Select Equities Fund

Financial Highlights — N Class

	Year Ended October 31,
	2018	2017	2016	2015	2014
Net Asset Value per Share, Beginning of Year	$28.23	$24.35	$27.91	$25.26	$23.59

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.13)	(0.10)	(0.16)	(0.09)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	3.09	5.56	(1.33)	3.58	2.58

Total from Investment Operations	2.96	5.46	(1.49)	3.49	2.48

Less Distributions:
Distributions from Net Realized Gain	(6.58)	(1.58)	(2.07)	(0.84)	(0.81)

Net Asset Value per Share, End of Year	$24.61	$28.23	$24.35	$27.91	$25.26

Total Return	12.36%	24.20%	(5.81)%	14.22%	10.73%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$133,252	$138,807	$151,174	$274,026	$227,231
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.15%	1.16%	1.16%	1.14%	1.13%
After Expense Reimbursement	1.08%	1.11%	1.14%	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets	(0.50)%	(0.39)%	(0.64)%	(0.33)%	(0.40)%
Portfolio Turnover Rate	15.43%	17.95%	14.05%	27.19%	25.79%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

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TCW Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of TCW Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of TCW Artificial Intelligence Equity Fund, TCW Conservative Allocation Fund, TCW Global Real Estate Fund, TCW New America Premier Equities Fund, TCW Relative Value Dividend Appreciation Fund, TCW Relative Value Large Cap Fund, TCW Relative Value Mid Cap Fund, and TCW Select Equities Fund (collectively, the “TCW Equity and Asset Allocation Funds”) (eight of nineteen funds comprising TCW Funds, Inc.), including the schedules of investments, as of October 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for the TCW Equity and Asset Allocation Funds, except TCW Artificial Intelligence Equity Fund which is for the one year in the period then ended and for the period August 31, 2017 (commencement of operations) to October 31, 2017, TCW Global Real Estate Fund which is for each of the three years in the period then ended and for the period November 28, 2014 (commencement of operations) to October 31, 2015, and TCW New America Premier Equities Fund which is for each of the two years in the period then ended and for the period January 29, 2016 (commencement of operations) to October 31, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective TCW Equity and Asset Allocation Funds as of October 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the TCW Equity and Asset Allocation Funds, except TCW Artificial Intelligence Equity Fund which is for the one year in the period then ended and for the period August 31, 2017 (commencement of operations) to October 31, 2017, and TCW Global Real Estate Fund which is for each of the three years in the period then ended and for the period November 28, 2014 (commencement of operations) to October 31, 2015, and TCW New America Premier Equities Fund which is for each of the two years in the period then ended and for the period January 29, 2016 (commencement of operations) to October 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the TCW Equity and Asset Allocation Funds’ management. Our responsibility is to express an opinion on the TCW Equity and Asset Allocation Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The TCW Equity and Asset Allocation Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the TCW Equity and Asset Allocation Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

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Report of Independent Registered Public Accounting Firm (Continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Los Angeles, California

December 19, 2018

We have served as the auditor of one or more TCW/Metropolitan West Funds investment companies since 1990.

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Shareholder Expenses (Unaudited)

As a shareholder of a Fund, you incur ongoing operational costs of the Fund, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 to October 31, 2018 (184 days).

Actual Expenses    The first line under each Fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes    The second line under each Fund in the table below provides information about the hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCW Funds, Inc.	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio		Expenses Paid During Period (May 1, 2018 to October 31, 2018)
TCW Artificial Intelligence Equity Fund
I Class Shares
Actual	$1,000.00	$983.30	1.05%		$5.25
Hypothetical (5% return before expenses)	1,000.00	1,019.91	1.05%		5.35

N Class Shares
Actual	$1,000.00	$982.40	1.05%		$5.25
Hypothetical (5% return before expenses)	1,000.00	1,019.91	1.05%		5.35

TCW Conservative Allocation Fund
I Class Shares
Actual	$1,000.00	$989.80	0.36	% (1)	$1.81	(1)
Hypothetical (5% return before expenses)	1,000.00	1,023.39	0.36	% (1)	1.84	(1)

N Class Shares
Actual	$1,000.00	$988.10	0.75	% (1)	$3.76	(1)
Hypothetical (5% return before expenses)	1,000.00	1,021.43	0.75	% (1)	3.82	(1)

TCW Global Real Estate Fund
I Class Shares
Actual	$1,000.00	$978.40	1.00%		$4.99
Hypothetical (5% return before expenses)	1,000.00	1,020.16	1.00%		5.09

N Class Shares
Actual	$1,000.00	$977.60	1.15%		$5.73
Hypothetical (5% return before expenses)	1,000.00	1,019.41	1.15%		5.85

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TCW Funds, Inc.

Shareholder Expenses (Unaudited) (Continued)

TCW Funds, Inc.	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2018 to October 31, 2018)
TCW New America Premier Equities Fund
I Class Shares
Actual	$1,000.00	$1,035.00	1.04%	$5.33
Hypothetical (5% return before expenses)	1,000.00	1,019.96	1.04%	5.30

N Class Shares
Actual	$1,000.00	$1,035.00	1.04%	$5.33
Hypothetical (5% return before expenses)	1,000.00	1,019.96	1.04%	5.30

TCW Relative Value Dividend Appreciation Fund
I Class Shares
Actual	$1,000.00	$935.30	0.76%	$3.71
Hypothetical (5% return before expenses)	1,000.00	1,021.37	0.76%	3.87

N Class Shares
Actual	$1,000.00	$933.90	1.00%	$4.87
Hypothetical (5% return before expenses)	1,000.00	1,020.16	1.00%	5.09

TCW Relative Value Large Cap Fund
I Class Shares
Actual	$1,000.00	$935.30	0.77%	$3.76
Hypothetical (5% return before expenses)	1,000.00	1,021.32	0.77%	3.92

N Class Shares
Actual	$1,000.00	$934.20	0.99%	$4.83
Hypothetical (5% return before expenses)	1,000.00	1,020.22	0.99%	5.04

TCW Relative Value Mid Cap Fund
I Class Shares
Actual	$1,000.00	$895.80	0.89%	$4.25
Hypothetical (5% return before expenses)	1,000.00	1,020.72	0.89%	4.53

N Class Shares
Actual	$1,000.00	$895.00	1.00%	$4.78
Hypothetical (5% return before expenses)	1,000.00	1,020.16	1.00%	5.09

TCW Select Equities Fund
I Class Shares
Actual	$1,000.00	$1,018.40	0.86%	$4.38
Hypothetical (5% return before expenses)	1,000.00	1,020.87	0.86%	4.38

N Class Shares
Actual	$1,000.00	$1,016.90	1.07%	$5.44
Hypothetical (5% return before expenses)	1,000.00	1,019.81	1.07%	5.45

(1)	Does not included Expenses of the underlying affiliated investments.

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TCW Funds, Inc.

Privacy Policy

The TCW Group, Inc. and Subsidiaries

TCW Investment Management Company LLC

TCW Asset Management Company LLC

Metropolitan West Asset Management, LLC

TCW Funds, Inc.	Sepulveda Management LLC
TCW Strategic Income Fund, Inc.	TCW Direct Lending LLC
Metropolitan West Funds	TCW Direct Lending VII LLC

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the United States Securities and Exchange Commission.

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC and TCW Direct Lending (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

•

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

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TCW Funds, Inc.

Privacy Policy (Continued)

Categories of Information We Disclose to Nonaffiliated Third Parties

•

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

•

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

Categories of Information We Disclose to Our Affiliated Entities

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and con- firm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

Reminder About TCW’s Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC and TCW Direct Lending.

•	Are not guaranteed by a bank;

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TCW Funds, Inc.

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC.

TCW FUNDS, INC.

TCW STRATEGIC INCOME FUND, INC.

METROPOLITAN WEST FUNDS

SEPULVEDA MANAGEMENT LLC

TCW DIRECT LENDING LLC

TCW DIRECT LENDING VII LLC

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 |

email: privacy@tcw.com

97

TCW Funds, Inc.

Renewal of Investment Advisory and Management Agreement (Unaudited)

TCW Funds, Inc. (the “Corporation”) and TCW Investment Management Company LLC (the “Advisor”) are parties to an Investment Advisory and Management Agreement (“Agreement”), pursuant to which the Advisor is responsible for managing the investments of each separate investment series (each, a “Fund” and collectively, the “Funds”) of the Corporation. Unless terminated by either party, the Agreement continues in effect from year to year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Funds, or by the Board of Directors of the Corporation (the “Board”), and, in either event, by a majority of the Directors who are not “interested persons” of the Corporation, as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Directors”), casting votes in person at a meeting called for that purpose.

On September 24, 2018, the Board approved the renewal of the Agreement for an additional one-year term from February 6, 2019 through February 5, 2020. The renewal of the Agreement was approved by the Board (including by a majority of the Independent Directors) upon the recommendation of the Independent Directors. The Independent Directors met separately by telephone on August 28, 2018, and in person on September 24, 2018, with their independent legal counsel to review and discuss the information that had been requested on their behalf by their independent legal counsel and presented by the Advisor for their consideration. The information, material facts, and conclusions that formed the basis for the Independent Directors’ recommendation and the Board’s subsequent approval are described below.

1. Information received

Materials reviewed — During the course of each year, the Directors receive a wide variety of materials relating to the services provided by the Advisor, including reports on the Advisor’s investment processes, as well as on each Fund’s investment results, portfolio composition, portfolio trading practices, compliance monitoring, shareholder services, and other information relating to the nature, extent, and quality of services provided by the Advisor to the Funds. In addition, the Board reviewed information furnished to the Independent Directors in response to a detailed request sent to the Advisor on their behalf. The information in the Advisor’s responses included extensive materials regarding each Fund’s investment results, advisory fee comparisons to advisory fees charged by the Advisor to its institutional clients, financial and profitability information regarding the Advisor, descriptions of various services provided to the Funds and to other advisory and sub-advisory clients, descriptions of functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management services to each Fund. The Directors also considered information provided by an independent data provider, Broadridge, comparing the investment performance and the fee and expense levels of each Fund to those of appropriate peer groups of mutual funds selected by Broadridge. After reviewing this information, the Directors requested additional financial, profitability and service information from the Advisor, which the Advisor provided and the Directors considered.

Review process — The Directors’ determinations were made on the basis of each Director’s business judgment after consideration of all the information presented. The Independent Directors were advised by their independent legal counsel throughout the renewal process and received and reviewed advice from their independent legal counsel regarding legal and industry standards applicable to the renewal of the Agreement, including a legal memorandum from their independent legal counsel discussing their fiduciary duties related to their approval of the continuation of the Agreement. The Independent Directors also discussed the renewal of the Agreement with the Advisor’s representatives and in private sessions at which no representatives of the Advisor were present. In deciding to recommend the renewal of the Agreement

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TCW Funds, Inc.

with respect to each Fund, the Independent Directors did not identify any single piece of information or particular factor that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Directors.

2. Nature, extent, and quality of services provided by the Advisor

The Board and the Independent Directors considered the depth and quality of the Advisor’s investment management process, including its research and strong analytical capabilities; the experience, capability, and integrity of its senior management and other personnel; the relatively low turnover rates of its key personnel; the overall resources available to the Advisor; and the ability of its organizational structure to address the growth in assets over the past several years and withstand the recent decline in assets. The Board and the Independent Directors considered the ability of the Advisor to attract and retain well-qualified investment professionals, noting in particular the Advisor’s hiring of professionals in various areas over the past several years, continued upgrading of resources in its middle office and back office operations and other areas, as well as a continuing and extensive program of infrastructure and systems enhancements. The Board and the Independent Directors also considered that the Advisor made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, operations, administration, research, portfolio accounting, and legal matters. They noted the substantial additional resources made available by The TCW Group, Inc., the parent company of the Advisor. The Board and the Independent Directors examined and discussed a detailed description of the extensive additional services provided to the Funds to support their operations and compliance, as compared to the much narrower range of services provided to the Advisor’s institutional and sub-advised clients, as well as the Advisor’s oversight and coordination of numerous outside service providers to the Funds. They further noted the high level of regular communication between the Advisor and the Independent Directors. The Advisor explained its responsibility to supervise the activities of the Funds’ various service providers, as well as supporting the Independent Directors and their meetings, regulatory filings, and various operational personnel, and the related costs.

The Board and the Independent Directors concluded that the nature, extent, and quality of the services provided by the Advisor are of a high quality and have benefited and should continue to benefit the Funds and their shareholders.

3. Investment results

The Board and the Independent Directors considered the investment results of each Fund in light of its investment objective(s) and principal investment strategies. They compared each Fund’s total returns with the total returns of other mutual funds in peer group reports prepared by Broadridge with respect to various longer and more recent periods all ended May 31, 2018. The Board and the Independent Directors reviewed information as to peer group selections presented by Broadridge and discussed the methodology for those selections with Broadridge. In reviewing each Fund’s relative performance, the Board and the Independent Directors took into account each Fund’s investment strategies, distinct characteristics, asset size and diversification.

The Board and the Independent Directors noted that most Funds’ performance was satisfactory over the relevant periods. The Board and the Independent Directors noted that investment performance of most of the Funds was generally close to or above the median performance of the applicable peer group during the three-year period emphasized by Broadridge in the supplemental materials, but seven Funds ranked in the

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TCW Funds, Inc.

Renewal of Investment Advisory and Management Agreement (Unaudited) (Continued)

fourth or fifth quintile of their peer groups for that three-year period. For those Funds that lagged peer group averages, they noted that the Advisor had discussed with the Board the reasons for the underperformance and the actions taken or to be taken by the Advisor to address the underperformance, and they indicated that they would continue to monitor portfolio investment performance on a regular basis and discuss with the Advisor from time to time any instances of long-term underperformance as appropriate. The Board and the Independent Directors noted that the performance of some Funds for periods when they lagged their peer group averages remained satisfactory when assessed on a risk-adjusted basis because performance quintiles do not necessarily reflect the degree of risk employed by peer funds to achieve their returns.

With respect to the fixed income Funds, the Board and the Independent Directors recognized the Advisor’s deliberate strategy to manage risk in light of its critical view of the fixed-income securities markets and overall investment market conditions at present and in the near term. For that reason, the Board and the Independent Directors believed that relative performance also should be considered in light of future market conditions expected by the Advisor. The Board and the Independent Directors noted the Advisor’s view that longer term performance can be more meaningful for active fixed income funds than shorter term performance because fixed income market cycles are generally longer than three years.

For the U.S. fixed income Funds, the Board and the Independent Directors noted the conservative profile of these Funds, which generally experienced less volatility compared to various other funds in the applicable peer group (except for the relative volatility of Total Return Bond Fund, which is a mortgage focused Fund). They also noted the Advisor’s conservative posture for these Funds with respect to credit and interest rate risks.

For the Total Return Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the first quintile for the ten-year period and the second quintile for the five-, three- and one-year periods.

For the Core Fixed Income Fund, the Board and the Independent Directors noted that the Fund’s performance was in the first quintile for the ten-year period, the third quintile for the five-year period, the fourth quintile for the three-year period and the second quintile for the one-year period.

For the High Yield Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the third quintile for the ten-year period and the second quintile for the five-, three- and one-year periods.

For the Global Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the fourth quintile for the five- and three-year periods and the third quintile for the one-year period.

For the Short Term Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the fourth quintile for the ten-, five- and three-year periods and the first quintile for the one-year period.

For the Enhanced Commodity Strategy Fund, the Board and the Independent Directors noted that the Fund’s performance was in the second quintile for the five-year period and the third quintile for the three- and one-year periods.

With respect to the U.S. equity Funds, the Board and the Independent Directors noted that the performance of most Funds for the various periods reviewed ranked in the first, second or third quintiles.

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The Select Equities Fund ranked in the fourth quintile for the five-year period.

The Relative Value Dividend Appreciation Fund ranked in the fourth quintile for the one-, three- and five-year periods. The Relative Value Large Cap Fund ranked in the fourth quintile for the one- and three-year periods. The Relative Value Mid Cap Fund ranked in the fourth quintile for the ten-year period. The Board and the Independent Directors noted the Advisor’s explanation that the diversification tool used to mitigate risk of the Relative Value Dividend Appreciation Fund and the Relative Value Large Cap Fund weighed on their near-term performance in a momentum-driven market and its opinion that each of the Relative Value Funds is well-positioned to excel in a strengthening economic environment.

The Global Real Estate Fund ranked in the fifth quintile for the one- and three-year periods, and while it ranked in the third quintile during the quarter ended June 30, 2018, the Board and the Independent Directors determined to continue to closely monitor its performance and did not believe any other immediate action was needed.

With respect to the international and emerging markets Funds, the Board and the Independent Directors noted that the performance of a majority of these Funds ranked in the first, second or third quintiles. The Developing Markets Equity Fund ranked in the fourth quintile for the period since inception, but ranked in the first quintile for the one-year period.

For the asset allocation Fund, the Board the Independent Directors noted that the Conservative Allocation Fund’s performance was in the first quintile for the ten-year period, the second quintile for the five-year period, the third quintile for the three-year period and the first quintile for the one-year period.

The Board and the Independent Directors concluded that the Advisor was implementing each Fund’s investment objective(s) and that the Advisor’s record in managing the Funds indicated that its continued management should benefit each Fund and its shareholders over the long term.

4. Advisory fees and total expenses

The Board and the Independent Directors compared the management fees (which Broadridge defines to include the advisory fee and the administrative fee) and total expenses of each Fund (each as a percentage of average net assets) with the median management fee and operating expense level of the other mutual funds in the relevant Broadridge peer groups. These comparisons assisted the Board and the Independent Directors by providing a reasonable statistical measure to assess each Fund’s fees relative to its relevant peers. The Board and the Independent Directors observed that each Fund’s management fee, after giving effect to applicable waivers and/or reimbursements, was below or near the median of the peer group funds on a current basis, with the exception of the Select Equities Fund, the Emerging Markets Income Fund and the Emerging Markets Local Currency Income Fund. They also observed that each Fund’s total expenses, after giving effect to applicable waivers and/or reimbursements, were below or near the median of the peer group funds, with the exception of the Global Bond Fund primarily due to its smaller size relative to most of the other funds in the peer group. The Board and the Independent Directors also noted the contractual expense limitations to which the Advisor has agreed with respect to each Fund and that the Advisor historically has absorbed any expenses in excess of these limits. The Board and the Independent Directors noted that for several Funds, their below-median management fee and total expenses were in part due to substantial waiver and/or reimbursement pursuant to the contractual expense limitations. The Board and the Independent Directors concluded that the competitive fees charged by the Advisor, and competitive expense ratios, should continue to benefit each Fund and its shareholders.

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TCW Funds, Inc.

Renewal of Investment Advisory and Management Agreement (Unaudited) (Continued)

The Board and the Independent Directors also reviewed information regarding the advisory fees charged by the Advisor to its institutional and sub-advisory clients with similar investment mandates. The Board and the Independent Directors concluded that, although the fees paid by those clients generally were lower than advisory fees paid by the Funds, the differences appropriately reflected the more extensive services provided by the Advisor to the Funds and the Advisor’s significantly greater responsibilities and expenses with respect to the Funds, including the additional time spent by portfolio managers for reasons such as managing the more active cash flows from purchases and redemptions by shareholders, the additional risks of managing a pool of assets for public investors, administrative burdens, daily pricing, valuation and liquidity responsibilities, the supervision of vendors and service providers, and the costs of additional infrastructure and operational resources and personnel and of complying with and supporting the more comprehensive regulatory and governance regime applicable to mutual funds.

5. The Advisor’s costs, level of profits, and economies of scale

The Board and the Independent Directors reviewed information regarding the Advisor’s costs of providing services to the Funds, as well as the resulting level of profits to the Advisor. They reviewed the Advisor’s stated assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Advisor’s largest operating cost. The Board and the Independent Directors recognized that the Advisor should be entitled to earn a reasonable level of profits for the services that it provides to each Fund. The Board and the Independent Directors also reviewed a comparison of the Advisor’s profitability with respect to the Funds to the profitability of certain unaffiliated publicly traded asset managers, which the Advisor believed supported its view that the Advisor’s profitability was reasonable. Based on their review, the Board and the Independent Directors concluded that they were satisfied that the Advisor’s level of profitability from its relationship with each Fund was not unreasonable or excessive.

The Board and the Independent Directors considered the extent to which potential economies of scale could be realized as the Funds grow and whether the advisory fees reflect those potential economies of scale. They recognized that the advisory fees for the Funds do not have breakpoints, which would otherwise result in lower advisory fee rates as the Funds grow larger. They also recognized the Advisor’s view that the advisory fees compare favorably to peer group fees and expenses and remain competitive even at higher asset levels and that the relatively low advisory fees reflect the potential economies of scale. The Board and the Independent Directors recognized the benefits of the Advisor’s substantial past and on-going investment in the advisory business, such as successfully recruiting and retaining key professional talent, systems and technology upgrades, added resources dedicated to legal and compliance programs, and improvements to the overall firm infrastructure, as well as the financial pressures of competing against much larger firms and passive investment products. The Board and the Independent Directors further noted the Advisor’s past and continuing subsidies of the Funds’ operating expenses when they were newer and smaller and the Advisor’s commitment to maintain reasonable overall operating expenses for each Fund. The Board and the Independent Directors also recognized that the Funds benefit from receiving investment advice from an organization with other types of advisory clients in addition to mutual funds. The Board and the Independent Directors concluded that the Advisor was satisfactorily sharing potential economies of scale with the Funds through low fees and expenses, and through reinvesting in its capabilities for serving the Funds and their shareholders.

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6. Ancillary benefits

The Board and the Independent Directors also considered ancillary benefits received or to be received by the Advisor and its affiliates as a result of the relationship of the Advisor with the Funds, including compensation for certain compliance support services. The Board and the Independent Directors noted that, in addition to the fees the Advisor receives under the Agreement, the Advisor receives additional benefits in connection with management of the Funds in the form of reports, research and other services from brokers and their affiliates in return for brokerage commissions paid to such brokers. The Board and the Independent Directors concluded that any potential benefits received or to be derived by the Advisor from its relationships with the Funds are reasonably related to the services provided by the Advisor to the Funds.

7. Conclusions

Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Directors concluded that the Agreement is fair and reasonable to each Fund and its shareholders, that each Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Advisor by each Fund, and that the renewal of the Agreement was in the best interests of each Fund and its shareholders.

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TCW Funds, Inc.

Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Company uses to determine how to vote proxies are available without charge. The Board has delegated the Company’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Company’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Company, prepares and files Form N-PX with the SEC not later than August 31 of each year, which includes the Company’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Company’s proxy voting record for the most recent twelve-month period ended June 30 is available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for the Company’s proxy voting record, it will send the information disclosed in the Company’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Company also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Filing of Quarterly Portfolio Schedule

The Company files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q.

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TCW Funds, Inc.

Tax Information Notice (Unaudited)

On account of the year ended October 31, 2018, the following Funds paid a capital gain distribution within the meaning 852 (b) (3) (c) of the Code. Each fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Fund	Amounts per Share
TCW Conservative Allocation Fund	$0.31
TCW New America Premier Equities Fund	$0.00	(1)
TCW Relative Value Dividend Appreciation Fund	$0.79
TCW Relative Value Large Cap Fund	$2.93
TCW Relative Value Mid Cap Fund	$1.83
TCW Select Equities Fund	$6.17

(1)	Amount rounds to less than $0.00.

Under Section 854 (b) (2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1 (h) (11) of the Code for the fiscal year ended October 31, 2018 (amounts in thousands):

Fund	Qualified Dividend Income
TCW Artificial Intelligence Equity Fund	$9
TCW Global Real Estate Fund	$10
TCW New America Premier Equities Fund	$201
TCW Relative Value Dividend Appreciation Fund	$14,072
TCW Relative Value Large Cap Fund	$9,148
TCW Relative Value Mid Cap Fund	$1,237
TCW Select Equities Fund	$3,047

The following are dividend received deduction percentages for the Funds’ corporate shareholders:

Fund	Dividends Received Deductions
TCW Conservative Allocation Fund	4.64%
TCW Global Real Estate Fund	5.47%
TCW New America Premier Equities Fund	17.63%
TCW Relative Value Dividend Appreciation Fund	100.00%
TCW Relative Value Large Cap Fund	100.00%
TCW Relative Value Mid Cap Fund	100.00%

This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. In February 2019, shareholders will receive Form 1099-DIV which will show the actual distribution received and include their share of qualified dividends during the calendar year of 2018. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

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TCW Funds, Inc.

Directors and Officers of the Company

A board of eight directors is responsible for overseeing the operations of the Company, which consists of 19 Funds at October 31, 2018. The directors of the Company, and their business addresses and their principal occupation for the last five years are set forth below.

Independent Directors

Name, and Year of Birth (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (1936)	Indefinite term; Mr. Bell has served as a director of TCW Funds, Inc. since October 2002.	Private Investor.	Point 360 (post production services); TCW Strategic Income Fund, Inc. (closed-end fund).
Patrick C. Haden (1953) Chairman of the Board	Indefinite term; Mr. Haden has served as a director of TCW Funds, Inc. since May 2001.	President (since 2003), Wilson Ave. Consulting (business consulting firm); Senior Advisor to President (July 2016 – June 2017) and Athletic Director (August 2010-June 2016), University of Southern California.	Tetra Tech, Inc. (environmental consulting); Auto Club (affiliate of AAA); Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed end fund).
Peter McMillan (1957)	Indefinite term; Mr. McMillan has served as a director of TCW Funds, Inc. since August 2010.	Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm); Co-founder and Managing Partner (since 2000), Willowbrook Capital Group, LLC (investment advisory firm); Co-founder and Executive Vice President (since 2005), KBS Capital Advisors (a manager of real estate investment trusts).	KBS Real Estate Investment Trusts (real estate investments); KBS Strategic Opportunity REITS (real estate investments); Metropolitan West Funds (mutual funds); TCW Strategic Income Fund, Inc. (closed-end fund).
Charles A. Parker (1934)	Indefinite term; Mr. Parker has served as a director of the TCW Funds, Inc. since April 2003.	Private Investor.	Burridge Center for Research in Security Prices (University of Colorado); TCW Strategic Income Fund, Inc. (closed-end fund).
Victoria B. Rogers (1961)	Indefinite term; Ms. Rogers has served as a director of the TCW Funds, Inc. since October 2011.	President, The Rose Hills Foundation (charitable foundation).	Causeway Capital Management Trust (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund).
Andrew Tarica (1959)	Indefinite term; Mr. Tarica has served as a director of the TCW Funds, Inc. since March 2012.	Chief Executive Officer, Meadowbrook Capital Management (asset management company); Employee, Cowen & Co. (broker-dealer).	Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Direct Lending VII, LLC (business development company).

(1)	The address of each Independent Director is c/o Morgan Lewis, & Bockius LLP, Counsel to the Independent Directors, 300 South Grand Avenue 22nd Floor, Los Angeles, CA 90071.

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TCW Funds, Inc.

Interested Directors

These directors are “interested persons” of the Company as defined in the 1940 Act because they are directors and officers of the Advisor, and shareholders and directors of The TCW Group, Inc., the parent company of the Advisor.

Name and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years (1)	Other Directorships held by Director
Marc I. Stern (1944)	Indefinite term; Mr. Stern has served as a director since inception of TCW Funds, Inc. in September 1992.	Chairman (since January 2016), TCW LLC; Chairman (since February 2013), The TCW Group, Inc., TCW Investment Management Company, TCW Asset Management Company and Metropolitan West Asset Management.	Qualcomm Incorporated (wireless communications)
David S. DeVito (1962)	Indefinite term; Mr. DeVito has served as a director since January 2014.

Executive Vice President and

Chief Operating Officer (since

January 2016), TCW LLC; Executive Vice President and Chief Operating Officer (since

October 2013), TCW Investment Management Company LLC, The TCW Group, Inc., Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC; President and Chief Executive Officer (since January 2014), TCW Strategic Income Fund, Inc.; Treasurer, Principal Financial Officer and Principal Accounting Officer (since 2010), Metropolitan West Funds.

TCW Strategic Income Fund, Inc. (closed-end fund)

(1)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.

The officers of the Company who are not directors of the Company are:

Name and Year of Birth	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Lisa Eisen (1963)	Tax Officer	Tax Officer (since December 2016), Metropolitan West Funds and TCW Strategic Income Fund, Inc.; Managing Director and Director of Tax (since August 2016), TCW, LLC; Vice President of Corporate Tax and Payroll for Health Net, Inc. (1998 – July 2016).

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TCW Funds, Inc.

Directors and Officers of the Company (Continued)

Name and Year of Birth	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Meredith S. Jackson (1959)	Senior Vice President, General Counsel and Secretary	Executive Vice President, General Counsel and Secretary (since January 2016), TCW LLC; Executive Vice President, General Counsel and Secretary (since February 2013), TCW Investment Management Company, The TCW Group Inc., TCW Asset Management Company and Metropolitan West Asset Management; Senior Vice President, General Counsel and Secretary (since February 2013), TCW Strategic Income Fund, Inc.; Vice President and Secretary (since February 2013), Metropolitan West Funds; Partner and Chair of the Debt Finance Practice Group (1999 – January 2013), Irell & Manella (law firm).
Jeffrey Engelsman (1967)	Chief Compliance Officer since September 2014 and AML Officer since December 2016	AML Officer (since December 2016), Metropolitan West Funds, and TCW Strategic Income Fund, Inc.; Global Chief Compliance Officer (since January 2016), TCW LLC; Chief Compliance Officer (since 2014), Metropolitan West Funds and TCW Strategic Income Fund, Inc.; Managing Director, Global Chief Compliance Officer (since August 2014), TCW Investment Management Company LLC, TCW Asset Management, LLC and Metropolitan West Asset Management, LLC; Global Chief Compliance Officer (since September 2014), The TCW Group, Inc.; Chief Compliance Officer (2009 – August 2014), MainStay Funds (mutual fund); Managing Director (2009 – July 2014), New York Life Investments (investment management).
Richard Villa (1964)	Treasurer and Principal Financial and Accounting Officer	Managing Director, Chief Financial Officer and Assistant Secretary (since January 2016), TCW LLC; Treasurer and Chief Financial Officer (since January 2014), TCW Strategic Income Fund, Inc.; Managing Director and Chief Financial Officer (since July 2008), TCW Investment Management Company, the TCW Group, Inc., TCW Asset Management Company LLC, and Metropolitan West Asset Management LLC.

(1)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.
*	Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017

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TCW Funds, Inc.

In addition, George N. Winn, Senior Vice President of TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC, TCW LLC and the Advisor, is Assistant Treasurer of the Company; and Patrick W. Dennis, Senior Vice President, Associate General Counsel and Assistant Secretary of TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC, TCW LLC and the Advisor, is Vice President and Assistant Secretary of the Company.

The SAI (Statement of Additional Information) has additional information regarding the Board of Directors. A copy is available without charge by calling 1-800-FUND-TCW (1-800-386-3829) to obtain a hard copy or by going to the SEC website at http://www.sec.gov.

109

TCW Funds, Inc.

865 South Figueroa Street

Los Angeles, California 90017

800 FUND TCW

(800 386 3829)

www.TCW.com

INVESTMENT ADVISOR

TCW Investment Management Company LLC

865 South Figueroa Street

Los Angeles, California 90017

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 E. Michigan Street

Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 West 5th Street

Los Angeles, California 90013

CUSTODIAN & ADMINISTRATOR

State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

DISTRIBUTOR

TCW Funds Distributors LLC

865 South Figueroa Street

Los Angeles, California 90017

DIRECTORS

Patrick C. Haden

Director and Chairman of the Board

Samuel P. Bell

Director

David S. DeVito

Director

Peter McMillan

Director

Charles A. Parker

Director

Victoria B. Rogers

Director

Marc I. Stern

Director

Andrew Tarica

Director

OFFICERS

David S. DeVito

President and Chief Executive Officer

Meredith S. Jackson

Senior Vice President,

General Counsel and Secretary

Richard M. Villa

Treasurer and Principal Financial and Accounting Officer

Jeffrey A. Engelsman

Chief Compliance Officer and Anti-Money Laundering Officer

Patrick W. Dennis

Vice President and Assistant Secretary

Lisa Eisen

Tax Officer

George N. Winn

Assistant Treasurer

TCW FAMILY OF FUNDS

EQUITY FUNDS

TCW Artificial Intelligence Equity Fund

TCW Global Real Estate Fund

TCW New America Premier Equities Fund

TCW Relative Value Dividend Appreciation Fund

TCW Relative Value Large Cap Fund

TCW Relative Value Mid Cap Fund

TCW Select Equities Fund

ALLOCATION FUND

TCW Conservative Allocation Fund

FIXED INCOME FUNDS

TCW Core Fixed Income Fund

TCW Enhanced Commodity Strategy Fund

TCW Global Bond Fund

TCW High Yield Bond Fund

TCW Short Term Bond Fund

TCW Total Return Bond Fund

INTERNATIONAL FUNDS

TCW Developing Markets Equity Fund

TCW Emerging Markets Income Fund

TCW Emerging Markets Local Currency Income Fund

TCW Emerging Markets Multi-Asset Opportunities Fund

TCW International Small Cap Fund

FUNDarEQ1018

OCTOBER 31

A N N U A L

R E P O R T

FIXED INCOME FUNDS

TCW Core Fixed Income Fund

TCW Enhanced Commodity Strategy Fund

TCW Global Bond Fund

TCW High Yield Bond Fund

TCW Short Term Bond Fund

TCW Total Return Bond Fund

TCW Funds, Inc.

The Letter to Shareholders and/or Management Discussions contained in this Annual Report are the opinions of each Fund’s portfolio managers and are not the opinions of TCW Funds, Inc. or its Board of Directors. Various matters discussed in the Letter to Shareholders and/or Management Discussions constitute forward-looking statements within the meaning of the federal securities laws. Actual results and the timing of certain events could differ materially from those projected or contemplated by these forward-looking statements due to a number of factors, including general economic conditions, overall availability of securities for investment by a Fund, the level of volatility in the securities markets and in the share price of a Fund, and other risk factors discussed in the SEC filings of TCW Funds, Inc. The data presented in the Letter to Shareholders and/or Management Discussions represents past performance and cannot be used to predict future results.

To Our Valued Shareholders

David S. DeVito President, Chief Executive Officer and Director

Dear Valued Investors,

I am pleased to present the 2018 annual report for the TCW Funds, Inc. covering the 12-month period ended October 31, 2018. I would like to express our appreciation for your continued investment in the TCW Funds as well as welcome new shareholders to our fund family. As of October 31, 2018, the TCW Funds held total net assets of approximately $15 billion.

This report contains information and portfolio management discussions of our TCW Fixed Income Funds.

Economic Review and Market Environment

Encouraging signs continued to appear across the macroeconomic spectrum over the annual reporting period, as the labor market remained strong to bring unemployment to historic lows while GDP growth prints reflected one of the best six-month stretches for the U.S. economy in recent history. While much of the macroeconomic data had a positive tilt, these backward-looking statistics do not necessarily signal a sustainable story going forward as a spate of coincident or leading indicators skew toward tighter financial conditions ready to choke off faster growth. Thematically, there is less accommodative Fed policy (at eight hikes and counting since December 2015, along with balance sheet reduction), resulting in higher short-term rates and a recession-hinting flatness to the US Treasury curve. The beginning signs of weakness have started to show in the housing sector – the segment of the economy that has thus far been an engine for growth — as new home sales, housing starts, and building permits have disappointed given decreasing affordability, particularly for the new homebuyer segment, as mortgage rates have climbed significantly over the past twelve months. Next up thematically is increased volatility, the incidence of which has picked up considerably in 2018, following a near-absence of it in 2017, especially late in the year. Both February and October saw bouts of volatility that weighed on confidence and reset risk premiums higher, reflected perhaps most readily by investment grade yield spreads. Ironically, higher quality debt has incurred more generalized widening than the speculative grade market, owing to voluminous issuance, increased leverage and limited covenant protection. Further, in typical late-cycle fashion, the rating agencies seem most lenient to even the most outrageous debt incurrence, with susceptibility, particularly in mergers and acquisitions (M&A) and leveraged buyout (LBO) activity, to claims for post-transaction deleveraging to forestall downgrades. The array of factors lined up continues to suggest that optimistic pricing prevails, with markets prone to downward adjustment.

As the Fed continued on its path of policy normalization, rates moved considerably higher over the past year, led by the front end of the curve, which was higher by roughly 120 basis points (bps). Meanwhile, the 10-Year U.S. Treasury yield was over 76 bps higher. The rising rate environment was a considerable headwind for fixed income market performance, and the Bloomberg Barclays Aggregate Index posted a loss of 2.1% for the period. Investment grade corporate credit was weighed down by sizeable new issuance levels and bouts of spread volatility, declining 3.0% and trailing duration-matched Treasuries by nearly 50 bps. In contrast, high yield credit was an outlier and gained 1.0%, as supportive technicals from fairly stable fund flows and continued underwhelming primary issuance buoyed high yield bond prices in the face of rising interest rates. Securitized products were also generally in negative territory, though they outpaced corporates. Asset-backed securities (ABS) gained 0.5%, with spreads only modestly wider, and non-agency mortgage-backed securities (MBS) continued to post consistent, positive returns, particularly issues backed by subprime and alt-A collateral. Commercial MBS (CMBS) bested corporates, though non-agency backed CMBS securities outpaced their agency CMBS counterparts. Meanwhile, agency MBS trailed as rate increases and unwinding of the Fed balance sheet weighed on the sector.

Letter to Shareholders (Continued)

The Economy and Market Ahead

At over nine years, this span of recovery and expansion is the second longest in history, extending well beyond the typical timeframe. Notwithstanding its considerable length, this cycle shares many characteristics (namely high debt levels and limited excess capacity) with those of the past, suggesting that we are much closer to the end than the beginning. While the specific catalyst that will bring on the end of the cycle is always difficult to predict, as noted above, there is no shortage of candidates that alone or more likely in combination will be the culprit. History suggests, however, that the usual prologue to a turn is tighter monetary policy, leading to the observation that “cycles don’t die of old age; it’s the Fed that kills them!” When markets are flooded with liquidity, as has been the case for the past ten years given unprecedented central bank support, investors have gotten away with overlooking the growing weakness in underlying fundamentals. In a new, liquidity-constrained environment with brewing risks under the surface, we believe that prevailing asset prices reflect a degree of misplaced optimism, with markets prone to downward adjustment. As a result, investors should be cautious overall as markets get closer to a deleveraging.

On February 28, 2018, two fixed income funds from the TCW Funds family were honored in the 2018 Thomson Reuters Lipper Fund Awards:

•	The TCW Total Return Bond Fund (TGLMX) was named best U.S. mortgage fund for the ten-year period ended 12/31/17.

•	The TCW Emerging Markets Income Fund (TGEIX) was named best emerging markets hard currency debt fund for the ten-year period ended 12/31/17.

The Thomson Reuters Lipper Fund Awards, granted annually, highlight funds and fund companies that have excelled in delivering consistently strong risk-adjusted performance relative to their peers.

We know that you have many choices when it comes to the management of your financial assets. On behalf of everyone at TCW, I would like to thank you for making the TCW Funds part of your long-term investment plan. We truly value our relationship with you. If you have any questions or require further information, I invite you to visit our website at www.tcw.com, or call our shareholder services department at 800-386-3829.

I look forward to further correspondence with you through our semi-annual report next year.

Sincerely,

David S. DeVito

President, Chief Executive Officer and Director

[THIS PAGE INTENTIONALLY LEFT BLANK]

TCW Core Fixed Income Bond Fund

Management Discussions

The TCW Core Fixed Income Fund (the “Fund”) returned a negative 1.87% and negative 2.10% on its I Class and N Class shares, respectively, for the year ended October 31, 2018. The performance of the Fund’s classes varies because of differing expenses. The Bloomberg Barclays U.S. Aggregate Bond Index, the Fund’s benchmark, returned a negative 2.05% over the same period.

The Fund’s outperformance was driven by the conservative positioning among corporate credit, particularly the underweight to lagging industrial sectors such as basic industries, capital goods, tobacco, and transportation, and the overweight to leading sectors like communications, healthcare, airlines, and real estate investment trusts (REITs). The overweight to securitized products such as government guaranteed student loans, non-agency MBS, and commercial MBS also benefitted returns as these sectors generally outperformed corporate credit and the broader Bloomberg Barclays U.S. Aggregate Bond Index. However, issue selection among agency MBS weighed on relative performance, namely the allocation to 3% through 4.5% coupon issues, which underperformed on concerns about Fed balance sheet reduction and duration extension with rates moving higher. Finally, the Fund continued to see contributions from the position in Japanese Government issued T-bills, with the Yen exposure fully hedged out using a Dollar-Yen cross currency swap.

With leverage near record highs, issuance ever more aggressive, and yield compensation skinny, the signs that we are nearing the end of this credit cycle continue to grow. When markets are flooded with liquidity, as has been the case for the past ten years given unprecedented central bank support, investors have gotten away with overlooking the growing weakness in underlying fundamentals. Moreover, fiscal stimulus has bolstered headline figures of macroeconomic data and corporate earnings, which has provided justification for continued bullish sentiment even in the face of growing headwinds. In a new, liquidity-constrained environment with brewing risks under the surface, we believe that prevailing asset prices reflect a degree of misplaced optimism, with markets prone to downward adjustment. As a result, investors should be cautious overall as markets get closer to a deleveraging.

Given the above dynamics, overall positioning remains defensive with respect to credit and emphasizes high quality, non-cyclical sectors that would be resilient in the face of a deleveraging event. Within this conservative context, however, we continue to actively manage the Fund with an eye toward attractive relative value opportunities. Securitized products remain a focus and favor higher quality, more senior issues. Legacy non-agency MBS remains attractive, though allocations will likely edge lower as prices rise, consistent with our dedicated dollar cost averaging approach to positioning. Agency MBS provides better liquidity characteristics and is high quality, but uncertainty remains as the Fed begins to shrink its position. Opportunities for reasonably safe yields can still be found in the higher quality segments of ABS and CMBS, though investors must remain vigilant as underwriting standards continue to deteriorate. Among CMBS, exposure is skewed towards agency-backed as well as seasoned non-agency issues at the top of the capital structure and single asset single borrower deals to avoid the underwriting challenges faced by current vintage non-agency CMBS. Consistent with this defensive posture, the Fund’s ABS allocation favors more robust structures such as federally guaranteed student loans and AAA-rated collateralized loan obligations (CLOs) that offer value. Finally, the Fund continues to hold fully currency-hedged Japanese T-bills as a higher yielding cash substitute, though the position has drifted lower as the relative value proposition has declined.

TCW Core Fixed Income Bond Fund

Management Discussions (Continued)

	Annualized Return(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception Fund		Inception Index
TCW Core Fixed Income Fund
Class I (Inception: 1/1/1990)	(1.87)%	0.90%	1.61%	5.13%	5.78	%(2)	5.76%
Class N (Inception: 2/26/1999)	(2.10)%	0.63%	1.31%	4.81%	4.74%		4.55%
Bloomberg Barclays U.S. Aggregate Bond Index	(2.05)%	1.04%	1.83%	3.94%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)

Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

TCW Enhanced Commodity Strategy Fund

Management Discussions

The TCW Enhanced Commodity Strategy Fund (the “Fund”) declined by 1.96% on both I Class and N Class shares for the year ended October 31, 2018. The Bloomberg Commodity Index, the Fund’s benchmark, also declined by 1.73% for the same period.

Returns were weighed down by softness across the short fixed income sectors that are used to generate excess returns in the strategy. Of particular note during the period was the corporate sector where yield spreads widened by more than 20 basis points (bps). Securitized products also generally widened, but outpaced corporate credit. The Fund benefitted from exposure to non-agency mortgage-backed securities (MBS), which led among securitized products, and the allocation to floating rate agency collateralized mortgage obligations (CMO) and asset-backed securities (ABS) backed by government guaranteed student loan receivables.

With leverage near record highs, issuance ever more aggressive, and yield compensation skinny, the signs that we are nearing the end of this credit cycle continue to grow. When markets are flooded with liquidity, as has been the case for the past ten years given unprecedented central bank support, investors have gotten away with overlooking the growing weakness in underlying fundamentals. Moreover, fiscal stimulus has bolstered headline figures of macroeconomic data and corporate earnings, which has provided justification for continued bullish sentiment even in the face of growing headwinds. In a new, liquidity-constrained environment with brewing risks under the surface, we believe that prevailing asset prices reflect a degree of misplaced optimism, with markets prone to downward adjustment. As a result, investors should be cautious overall as markets get closer to a deleveraging.

Given the above dynamics, overall positioning remains defensive with respect to credit and emphasizes high quality, non-cyclical sectors that would be resilient in the face of a deleveraging event. Within this conservative context, however, we continue to actively manage the Fund with an eye toward attractive relative value opportunities, while maintaining a relatively short duration profile and relatively high cash levels to retain liquidity. Securitized products favors higher quality, more senior issues. Legacy non-agency MBS remains attractive, though allocations will likely edge lower as prices rise, consistent with our dedicated dollar cost averaging approach to positioning. Opportunities for reasonably safe yields can still be found in the higher quality segments of ABS and CMBS, though investors must remain vigilant as underwriting standards continue to deteriorate. Consistent with this defensive posture, the Fund’s ABS allocation favors more robust structures such as federally guaranteed student loans that offer value.

TCW Enhanced Commodity Strategy Fund

Management Discussions (Continued)

	Annualized Return(1)
	1 Yr Return	3 Yr Return	5 Yr Return	Inception to Date
TCW Enhanced Commodity Strategy Fund
Class I (Inception: 3/31/2011)	(1.96)%	0.21%	(6.34)%	(6.90)%
Class N (Inception: 3/31/2011)	(1.96)%	0.14%	(6.36)%	(6.91)%
Bloomberg Commodity Index	(1.73)%	(0.69)%	(7.31)%	(8.58)%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Global Bond Fund

Management Discussions

For the year ended October 31, 2018, the TCW Global Bond Fund (the “Fund”) had a negative return of 2.54% on both I Class and N Class shares. The Bloomberg Barclays Global Aggregate Bond Index, the Fund’s benchmark, also experienced a negative return of 2.05% over the same period.

From the country perspective, the Fund’s emphasis on the U.S. was additive as the U.S. outpaced the benchmark though returns were still negative largely due to rising global rates. While the emphasis on non-Euro countries such as Norway also supported returns, the focus on Mexico detracted from performance as did the underweight to Brazil, the UK, Canada, and Qatar. Currency performance was mixed as the continued emphasis on U.S. dollar assets and the underweight to the Euro contributed while yen and pound exposures weighed on performance. Looking at sector allocation, the Fund remained underweight to corporate credit, particularly industrials, which supported relative performance as the sector struggled as rates rose over this period. The underweight to non-U.S. sovereigns and emerging market credit, however, was a drag, though the recent volatility in Q3 provided an opportunity to add to our emerging market exposure. Structured product performance was mixed, though non-agency, commercial mortgage-backed securities (CMBS), and asset-backed securities (ABS) backed by government guaranteed student loan cash flows continued to support performance.

The Fund remains true to its disciplined, value-based approach, with a focus on higher quality, more defensive areas of the market and a relatively short duration profile. As accommodative global monetary policy by the Fed and the European Central Bank (ECB) are coming closer to the end, rates have risen significantly along with increased market volatility, which will continue as financial conditions tighten. These factors, combined with the relatively better U.S. growth prospects, inform a continued underweight to most of Europe and Asia, particularly continental Europe and Japan, and an overweight to the U.S. Similarly, currency exposure remains significantly underweight the euro, in favor of the U.S. dollar and select high quality emerging markets. Concerns about the aging credit cycle also inform our cautious sector exposures. Tight valuations and historically high leverage in the corporate sector inform our credit positioning, which favors regulated sectors like U.S. financials and real estate investment trusts (REITs), along with significant exposure to U.S. securitized products, which continue to provide protection from excesses in credit markets and offer opportunities for attractive risk-adjusted returns. Among securitized products, positioning favors non-agency MBS, CMBS, and government guaranteed student loan ABS.

TCW Global Bond Fund

Management Discussions (Continued)

	Annualized Return(1)
	1 Yr Return	3 Yr Return	5 Yr Return	Inception to Date
TCW Global Bond Fund
Class I (Inception: 11/30/2011)	(2.54)%	0.82%	(0.07)%	1.63%
Class N (Inception: 11/30/2011)	(2.54)%	0.82%	(0.07)%	1.63%
Bloomberg Barclays Global Aggregate Bond Index	(2.05)%	1.52%	0.33%	0.77%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW High Yield Bond Fund

Management Discussions

The TCW High Yield Bond Fund (the “Fund”) gained 1.40% and 1.04% for its I Class and N Class shares, respectively, for the year ended October 31, 2018. The performance of the Fund’s classes varies because of differing expenses. The FTSE High Yield Cash Pay Custom Index, the Fund’s benchmark, returned 1.10% over the same period.

The Fund’s performance was driven by the emphasis on communications (particularly wireless) and consumer non-cyclicals, with gains driven by strong healthcare and pharmaceutical credits. Meanwhile, the underweight to higher beta basic industry was beneficial, as commodity price weakness late in the period weighed on the sector. Further contributions came from the underweight to consumer cyclicals, which substantially lagged the overall high yield universe. From an issuer perspective, the largest drag came from Homer City, which experienced price weakness over the course of the year, though this was offset by solid security selection among strong bank loan holdings. Finally, performance benefitted from the Fund’s duration profile, which was extended from approximately 1.5 years short versus the index to 0.4 years short versus the index as rates moved closer to what we believed to be fair value.

With leverage near record highs, issuance ever more aggressive, and yield compensation skinny, the signs that we are nearing the end of this credit cycle continue to grow. When markets are flooded with liquidity, as has been the case for the past ten years given unprecedented central bank support, investors have gotten away with overlooking the growing weakness in underlying fundamentals. Moreover, fiscal stimulus has bolstered headline figures of macroeconomic data and corporate earnings, which has provided justification for continued bullish sentiment even in the face of growing headwinds. In a new, liquidity-constrained environment with brewing risks under the surface, we believe that prevailing asset prices reflect a degree of misplaced optimism, with markets prone to downward adjustment. This risk is particularly notable in the high yield space, where spreads have thus far remained insulated from macroeconomic volatility and year-to-date outflows. Notwithstanding the supportive technical backdrop, high yield investors should be cautious overall as markets get closer to a deleveraging. A credit-intensive, bottoms-up investment approach remains the key to value uncovering opportunities and, most importantly, avoiding credit accidents. This disciplined approach to portfolio construction is reflected in the Fund’s focus on higher quality, better-collateralized areas of the market, while the introduction of risk into the portfolio is done in an extremely measured and selective way. The industrial allocation emphasizes non-cyclical sectors that have less economically sensitive business drivers, with a focus on select companies with solid asset coverage and stable cash flows within lower beta packaging, transportation, communication, food & beverage, and midstream energy sectors. Finally, the cash position remains elevated to preserve ample capacity to deploy capital as opportunities emerge.

TCW High Yield Bond Fund

Management Discussions (Continued)

	Annualized Return(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception Fund		Inception Index
TCW High Yield Bond Fund
Class I (Inception: 02/01/1989)	1.40%	4.40%	4.03%	9.46%	7.05	%(2)	7.82%
Class N (Inception: 02/26/1999)	1.04%	4.12%	3.78%	9.24%	5.12%		6.53%
FTSE High Yield Cash Pay Custom Index	1.10%	6.30%	4.26%	10.30%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)

Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

TCW Short Term Bond Fund

Management Discussions

The TCW Short Term Bond Fund (the “Fund”) returned 1.26% for the year ended October 31, 2018. The FTSE 1-Year Treasury Index, the Fund’s benchmark, returned 1.33% for the same period.

The duration of the Fund was extended from approximately 0.4 year short versus the index to 0.5 year long versus the index as rates moved closer to what we believed to be fair value, detracting somewhat from performance, while an additional drag came from yield curve positioning with a slight preference for 2-Year maturities where rates rose the most. Meanwhile, returns benefitted from the allocation to short corporate credit, which led Treasuries by over 30 bps on a duration-adjusted basis, and from issue selection among corporate credit, namely the emphasis on short financials, which marginally outpaced industrials and utilities. Outside of the corporate space, floating rate agency collateralized mortgage obligations (CMO) added to returns, along with the allocation to commercial mortgage-backed securities (CMBS), which outpaced Treasuries on a duration-adjusted basis.

With leverage near record highs, issuance ever more aggressive, and yield compensation skinny, the signs that we are nearing the end of this credit cycle continue to grow. When markets are flooded with liquidity, as has been the case for the past ten years given unprecedented central bank support, investors have gotten away with overlooking the growing weakness in underlying fundamentals. Moreover, fiscal stimulus has bolstered headline figures of macroeconomic data and corporate earnings, which has provided justification for continued bullish sentiment even in the face of growing headwinds. In a new, liquidity-constrained environment with brewing risks under the surface, we believe that prevailing asset prices reflect a degree of misplaced optimism, with markets prone to downward adjustment. As a result, investors should be cautious overall as markets get closer to a deleveraging.

Given the above dynamics, overall positioning remains defensive with respect to credit and emphasizes high quality, non-cyclical sectors that would be resilient in the face of a deleveraging event. Within this conservative context, however, we continue to actively manage the Fund with an eye toward attractive relative value opportunities. Securitized products favors higher quality, more senior issues including a small allocation to legacy non-agency MBS, while the larger allocation to agency MBS is focused on floating rate CMOs given relatively stable duration profiles. Opportunities for reasonably safe yields can still be found in the higher quality segments of the CMBS market, though investors must remain vigilant as underwriting standards continue to deteriorate. Among CMBS, exposure is skewed towards agency-backed issues, with a very small allocation to seasoned non-agency issues at the top of the capital structure and single asset single borrower deals to avoid the underwriting challenges faced by current vintage non-agency CMBS.

TCW Short Term Bond Fund

Management Discussions (Continued)

	Annualized Return(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date
TCW Short Term Bond Fund
Class I (Inception: 2/1/1990)	1.26%	0.95%	0.75%	1.73%	3.87	%(2)
FTSE 1-Year Treasury Index	1.33%	0.84%	0.62%	0.68%	3.48%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)

Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

TCW Total Return Bond Fund

Management Discussions

The TCW Total Return Bond Fund (the “Fund”) returned a negative 1.67% and negative 1.96% on its I Class and N Class shares, respectively, for the year ended October 31, 2018. The performance of the Fund’s classes varies because of differing expenses. The Bloomberg Barclays U.S. Aggregate Bond Index, the Fund’s benchmark, returned a negative 2.05% over the same period.

The Fund’s outperformance was driven by the off benchmark allocation to non-agency mortgage-backed securities (MBS) (particularly bonds backed by alt-A and subprime), which have benefitted from solid demand and continued improvements in fundamentals such as higher home prices and lower loan-to-value ratios and delinquency rates. Other securitized products such as commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) contributed as both sectors outpaced the benchmark, with an additional small boost coming from the Fund’s emphasis on ABS backed by floating rate government guaranteed student loans. Additionally, the Fund benefitted from the lack of exposure to corporate credit, which weighed on benchmark returns as spreads widened over the period. Finally, the Fund continued to see contributions from the position in Japanese Government issued T-bills, with the Yen exposure fully hedged out using a Dollar-Yen cross currency swap.

With leverage near record highs, issuance ever more aggressive, and yield compensation skinny, the signs that we are nearing the end of this credit cycle continue to grow. When markets are flooded with liquidity, as has been the case for the past ten years given unprecedented central bank support, investors have gotten away with overlooking the growing weakness in underlying fundamentals. Moreover, fiscal stimulus has bolstered headline figures of macroeconomic data and corporate earnings, which has provided justification for continued bullish sentiment even in the face of growing headwinds. In a new, liquidity-constrained environment with brewing risks under the surface, we believe that prevailing asset prices reflect a degree of misplaced optimism, with markets prone to downward adjustment. As a result, investors should be cautious overall as markets get closer to a deleveraging.

Given the above dynamics, overall positioning remains defensive and emphasizes high quality, non-cyclical sectors that would be resilient in the face of a deleveraging event. Within this conservative context, however, we continue to actively manage the Fund with an eye toward attractive relative value opportunities. Corporate credit remains absent in the Fund given the mortgage focus while securitized products remain an emphasis and positioning favors higher quality, more senior issues. Legacy non-agency MBS remains attractive, though allocations will likely edge lower as prices rise, consistent with our dedicated dollar cost averaging approach to positioning. Agency MBS provides better liquidity characteristics and is high quality, but uncertainty remains as the Fed begins to shrink its position. Opportunities for reasonably safe yields can still be found in the higher quality segments of ABS and CMBS, though investors must remain vigilant as underwriting standards continue to deteriorate. Among CMBS, exposure is skewed towards agency-backed as well as seasoned non-agency issues at the top of the capital structure and single asset single borrower deals to avoid the underwriting challenges faced by current vintage non-agency CMBS. Consistent with this defensive posture, the Fund’s ABS allocation favors more robust structures such as federally guaranteed student loans that offer value. Finally, the Fund continues to hold fully currency-hedged Japanese T-bills as a higher yielding cash substitute, though the position has drifted lower as the relative value proposition has declined.

TCW Total Return Bond Fund

Management Discussions (Continued)

	Annualized Return(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception Fund	Inception Index
TCW Total Return Bond Fund
Class I (Inception: 06/17/1993)	(1.67)%	0.87%	1.86%	5.83%	6.14%	5.04%
Class N (Inception: 02/26/1999)	(1.96)%	0.58%	1.55%	5.51%	5.54%	4.55%
Bloomberg Barclays U.S. Aggregate Bond Index	(2.05)%	1.04%	1.83%	3.94%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Core Fixed Income Fund

Schedule of Investments

Issues	Maturity Date	Principal Amount	Value
FIXED INCOME SECURITIES — 102.8% of Net Assets
CORPORATE BONDS — 35.5%
Aerospace/Defense — 0.4%
L3 Technologies, Inc.
4.40%	06/15/28	$2,470,000	$2,472,763
Northrop Grumman Corp.
3.25%	01/15/28	2,395,000	2,216,898

			4,689,661

Airlines — 0.5%
America West Airlines, Inc. Pass-Through Certificates, (01-1) (EETC)
7.10%	10/02/22	1,401,930	1,479,316
Continental Airlines, Inc. Pass-Through Certificates, (00-2-A1) (EETC)
7.71%	10/02/22	15,121	15,860
Continental Airlines, Inc. Pass-Through Certificates, (07-1-A) (EETC)
5.98%	10/19/23	817,227	855,555
Continental Airlines, Inc. Pass-Through Certificates, (09-2-A1) (EETC)
7.25%	05/10/21	560,580	580,200
Continental Airlines, Inc. Pass-Through Certificates, (99-1-A) (EETC)
6.55%	08/02/20	235,938	237,910
Northwest Airlines LLC Pass-Through Certificates, (01-1-A1) (EETC)
7.04%	10/01/23	453,334	493,136
US Airways Group, Inc. Pass-Through Certificates, (10-1A) (EETC)
6.25%	10/22/24	355,907	380,128
US Airways Group, Inc. Pass-Through Certificates, (12-1A) (EETC)
5.90%	04/01/26	1,536,032	1,636,457
US Airways Group, Inc. Pass-Through Certificates, (12-2-A) (EETC)
4.63%	12/03/26	630,795	641,457

			6,320,019

Auto Manufacturers — 1.0%
Ford Motor Credit Co. LLC
2.34%	11/02/20	1,500,000	1,444,872
2.43%	06/12/20	650,000	634,117
3.31% (1)	10/12/21	2,265,000	2,220,658
3.43% (3 mo. USD LIBOR + 1.080%) (2)	08/03/22	1,000,000	974,644
8.13%	01/15/20	1,265,000	1,326,445
General Motors Co.
6.60%	04/01/36	1,545,000	1,587,372
General Motors Financial Co., Inc.
2.40%	05/09/19	555,000	553,780
3.10%	01/15/19	3,215,000	3,214,720

			11,956,608

Issues	Maturity Date	Principal Amount	Value
Banks — 11.7%
Bank of America Corp.
2.37% (3 mo. USD LIBOR + 0.660%) (2)	07/21/21	$945,000	$927,348
2.60%	01/15/19	217,000	216,900
2.74% (2.738% to 01/23/21 then 3 mo. USD LIBOR +0.37%) (2)	01/23/22	4,045,000	3,965,901
3.00% (3.004% to 02/20/22 then 3 mo. USD LIBOR +0.79%) (2)	12/20/23	4,161,000	4,006,015
3.09% (3.093% to 10/01/24 then 3 Mo. USD LIBOR + 1.09%) (2)	10/01/25	2,350,000	2,228,858
3.71% (3 mo. USD LIBOR + 1.512%) (2)	04/24/28	6,340,000	6,020,752
Bank of New York Mellon Corp. (The)
2.30%	09/11/19	4,595,000	4,567,207
Citibank N.A.
3.05%	05/01/20	4,055,000	4,040,167
Citigroup, Inc.
2.05%	12/07/18	8,730,000	8,725,434
2.50%	07/29/19	3,400,000	3,389,603
8.50%	05/22/19	1,485,000	1,529,726
Discover Bank
2.60%	11/13/18	1,840,000	1,839,710
4.20%	08/08/23	1,380,000	1,377,999
7.00%	04/15/20	1,375,000	1,436,342
Goldman Sachs Group, Inc. (The)
2.55%	10/23/19	2,755,000	2,738,787
2.63%	04/25/21	920,000	900,175
3.81% (3.814% to 04/23/28 then 3 mo. USD LIBOR + 1.158%) (2)	04/23/29	1,615,000	1,518,826
3.85%	07/08/24	2,235,000	2,200,259
6.00%	06/15/20	50,000	52,060
JPMorgan Chase & Co.
2.70%	05/18/23	1,930,000	1,845,325
3.22% (3 mo. USD LIBOR + 1.155%) (2)	03/01/25	2,985,000	2,873,315
3.51% (3.509% to 01/23/28 then 3 mo. USD LIBOR + 0.945%) (2)	01/23/29	3,215,000	3,008,639
3.90%	07/15/25	2,195,000	2,167,669
JPMorgan Chase Bank NA
2.59% (1)	02/13/20	6,470,000	6,472,316

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2018

Issues	Maturity Date	Principal Amount	Value
Banks (Continued)
2.60% (2.604% to 02/01/20 then 3 mo. USD LIBOR + 0.28%) (2)	02/01/21	$6,435,000	$6,379,182
3.09% (3.086% to 04/26/20 then 3 mo. USD LIBOR +0.35%) (2)	04/26/21	2,075,000	2,066,742
Lloyds Banking Group PLC (United Kingdom)
2.91% (2.907% to 11/07/22 then 3 mo. USD LIBOR + 0.81%) (2)	11/07/23	1,600,000	1,521,358
Lloyds TSB Bank PLC (United Kingdom)
5.80% (3)	01/13/20	780,000	802,383
Macquarie Bank, Ltd. (Australia)
2.35% (3)	01/15/19	2,985,000	2,981,867
Morgan Stanley
3.12% (3 mo. USD LIBOR + 0.800%) (2)	02/14/20	2,755,000	2,758,389
3.40% (3 mo. USD LIBOR + 0.930%) (2)	07/22/22	4,595,000	4,616,874
3.77% (3.772% to 01/24/28 then 3 mo. USD LIBOR + 1.14%) (2)	01/24/29	1,615,000	1,532,059
5.63%	09/23/19	2,525,000	2,579,169
7.30%	05/13/19	9,620,000	9,833,309
PNC Bank NA
2.25%	07/02/19	1,840,000	1,830,891
3.80%	07/25/23	3,215,000	3,197,779
Santander UK Group Holdings PLC (United Kingdom)
3.37% (3.373% to 01/05/23 then 3 mo. USD LIBOR + 1.08%) (2)	01/05/24	2,460,000	2,351,769
Santander UK PLC (United Kingdom)
2.50%	03/14/19	2,985,000	2,981,593
3.40%	06/01/21	2,050,000	2,036,240
UBS AG (Switzerland)
2.63% (1)(3)	05/28/19	3,035,000	3,040,316
US Bank NA/Cincinnati OH
3.40%	07/24/23	2,420,000	2,404,341
Wells Fargo & Co.
2.60%	07/22/20	2,165,000	2,145,382
2.63%	07/22/22	1,840,000	1,766,855
3.00%	04/22/26	7,100,000	6,543,868
3.55%	09/29/25	850,000	815,676
Wells Fargo Bank N.A.
2.40%	01/15/20	13,780,000	13,666,301

			145,901,676

Issues	Maturity Date	Principal Amount	Value
Beverages — 0.4%
Anheuser-Busch InBev Finance, Inc.
3.65%	02/01/26	$920,000	$874,586
4.90%	02/01/46	2,285,000	2,162,216
Constellation Brands, Inc.
3.88%	11/15/19	1,840,000	1,851,982

			4,888,784

Biotechnology — 0.7%
Amgen, Inc.
4.40%	05/01/45	3,150,000	2,876,647
Baxalta, Inc.
2.88%	06/23/20	548,000	542,154
Biogen, Inc.
5.20%	09/15/45	1,073,000	1,081,732
Celgene Corp.
3.90%	02/20/28	2,295,000	2,158,779
5.00%	08/15/45	2,020,000	1,864,963

			8,524,275

Chemicals — 0.1%
Dow Chemical Co. (The)
8.55%	05/15/19	920,000	947,035

Commercial Services — 0.2%
IHS Markit, Ltd.
4.75% (3)	02/15/25	750,000	744,360
4.75%	08/01/28	1,750,000	1,717,852

			2,462,212

Computers — 0.3%
Dell International LLC / EMC Corp.
3.48% (3)	06/01/19	3,215,000	3,219,485

Diversified Financial Services — 0.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)
4.50%	05/15/21	1,690,000	1,713,237
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust (Netherlands)
5.00%	10/01/21	590,000	606,225
Air Lease Corp.
4.75%	03/01/20	3,120,000	3,166,620
American Express Credit Corp.
2.20%	03/03/20	2,435,000	2,403,416
GE Capital International Funding Co. Unlimited Co. (Ireland)
2.34%	11/15/20	1,000,000	971,493
4.42%	11/15/35	425,000	375,001
International Lease Finance Corp.
6.25%	05/15/19	1,380,000	1,402,195

			10,638,187

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value
Electric — 3.0%
Appalachian Power Co.
3.30%	06/01/27	$690,000	$649,887
4.45%	06/01/45	690,000	668,047
Black Hills Corp.
2.50%	01/11/19	1,745,000	1,744,124
Dominion Energy, Inc.
2.72% (1)(3)	12/01/20	4,595,000	4,587,832
Duke Energy Florida LLC
2.10%	12/15/19	1,493,750	1,484,069
Duke Energy Progress LLC
3.70%	10/15/46	2,575,000	2,254,777
El Paso Electric Co.
3.30%	12/15/22	2,065,000	1,985,216
Emera US Finance LP
2.15%	06/15/19	3,384,000	3,363,556
Entergy Mississippi, Inc.
3.10%	07/01/23	2,755,000	2,668,402
Indiana Michigan Power Co.
4.55%	03/15/46	920,000	911,455
Kansas City Power & Light Co.
3.15%	03/15/23	3,675,000	3,576,680
KCP&L Greater Missouri Operations Co.
8.27%	11/15/21	1,100,000	1,224,180
Metropolitan Edison Co.
3.50% (3)	03/15/23	3,030,000	2,973,983
MidAmerican Energy Co.
5.80%	10/15/36	1,655,000	1,936,830
NextEra Energy Capital Holdings, Inc.
2.86% (1)	08/28/21	2,000,000	2,002,262
Niagara Mohawk Power Corp.
2.72% (3)	11/28/22	920,000	890,904
Public Service Co. of Oklahoma
4.40%	02/01/21	1,840,000	1,874,120
Puget Energy, Inc.
6.00%	09/01/21	1,820,000	1,926,840
Tucson Electric Power Co.
5.15%	11/15/21	1,000,000	1,033,283

			37,756,447

Energy-Alternate Sources — 0.1%
Alta Wind Holdings LLC
7.00% (3)(4)(5)	06/30/35	963,994	1,036,315

Environmental Control — 0.1%
Republic Services, Inc.
2.90%	07/01/26	1,905,000	1,762,173

Food — 0.7%
General Mills, Inc.
4.20%	04/17/28	1,500,000	1,450,742

Issues	Maturity Date	Principal Amount	Value
Food (Continued)
Kraft Heinz Foods Co.
3.00%	06/01/26	$805,000	$719,610
3.95%	07/15/25	1,700,000	1,646,074
4.38%	06/01/46	1,560,000	1,298,162
4.63%	01/30/29	685,000	669,452
5.38%	02/10/20	143,000	146,786
Mondelez International Holdings Netherlands BV (Netherlands)
2.00% (3)	10/28/21	920,000	877,167
3.12% (3 mo. USD LIBOR + 0.610%) (2)(3)	10/28/19	2,205,000	2,212,706

			9,020,699

Forest Products & Paper — 0.3%
Georgia-Pacific LLC
2.54% (3)	11/15/19	3,675,000	3,650,412

Gas — 0.3%
CenterPoint Energy Resources Corp.
6.25%	02/01/37	1,610,000	1,843,063
KeySpan Gas East Corp.
5.82% (3)	04/01/41	1,551,000	1,788,120

			3,631,183

Healthcare-Products — 0.3%
Becton Dickinson and Co.
3.26% (1)	12/29/20	3,675,000	3,678,117

Healthcare-Services — 2.5%
Anthem, Inc.
2.50%	11/21/20	1,380,000	1,352,615
3.65%	12/01/27	2,405,000	2,256,726
Cigna Corp.
3.05%	10/15/27	2,370,000	2,120,050
Fresenius Medical Care US Finance II, Inc.
5.63% (3)	07/31/19	4,700,000	4,774,197
Halfmoon Parent, Inc.
4.13% (3)	11/15/25	6,000,000	5,939,340
Hartford HealthCare Corp.
5.75%	04/01/44	2,545,000	2,855,450
Humana, Inc.
2.63%	10/01/19	1,840,000	1,830,998
Kaiser Foundation Hospitals
4.15%	05/01/47	675,000	643,752
NYU Hospitals Center
4.43%	07/01/42	2,755,000	2,709,954
Saint Barnabas Health Care System
4.00%	07/01/28	3,290,000	3,253,344
Sutter Health
2.29%	08/15/53	2,270,000	2,211,892
UnitedHealth Group, Inc.
4.63%	07/15/35	1,200,000	1,239,778

			31,188,096

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2018

Issues	Maturity Date	Principal Amount	Value
Insurance — 0.7%
Berkshire Hathaway Finance Corp.
4.40%	05/15/42	$500,000	$493,255
Farmers Exchange Capital
7.20% (3)	07/15/48	1,495,000	1,676,217
Farmers Exchange Capital II
6.15% (3 mo. USD LIBOR + 3.744%) (2)(3)	11/01/53	2,065,000	2,162,875
MetLife, Inc.
5.70%	06/15/35	300,000	334,384
Protective Life Global Funding
1.72% (3)	04/15/19	3,675,000	3,655,020
Prudential Financial, Inc.
4.50%	11/15/20	920,000	941,741

			9,263,492

Media — 0.7%
CBS Corp.
3.70% (3)	06/01/28	2,395,000	2,211,246
Charter Communications Operating LLC / Charter Communications Operating Capital
3.75%	02/15/28	3,189,000	2,893,471
Comcast Corp.
4.60%	10/15/38	3,820,000	3,744,949
NBCUniversal Media LLC
5.15%	04/30/20	200,000	205,706

			9,055,372

Miscellaneous Manufacturers — 0.7%
General Electric Capital Corp.
2.79% (3 mo. USD LIBOR + 0.480%) (2)	08/15/36	3,045,000	2,586,718
3.15%	09/07/22	287,000	277,387
General Electric Co.
4.63%	01/07/21	2,080,000	2,113,124
4.65%	10/17/21	1,205,000	1,232,528
Siemens Financieringsmaatschappij NV (Netherlands)
1.70% (3)	09/15/21	2,633,000	2,511,112

			8,720,869

Oil & Gas — 0.1%
Petroleos Mexicanos
6.50% (3)	01/23/29	1,265,000	1,212,819

Packaging & Containers — 0.3%
Amcor Finance USA, Inc.
3.63% (3)	04/28/26	1,380,000	1,291,096
WestRock MWV LLC
7.38%	09/01/19	1,840,000	1,900,029

			3,191,125

Issues	Maturity Date	Principal Amount	Value
Pharmaceuticals — 1.5%
AbbVie, Inc.
3.60%	05/14/25	$953,000	$911,575
4.70%	05/14/45	50,000	45,283
Actavis, Inc.
3.25%	10/01/22	936,000	909,814
Bayer US Finance II LLC
4.38% (3)	12/15/28	2,840,000	2,747,380
Bayer US Finance LLC
2.38% (3)	10/08/19	3,215,000	3,182,323
CVS Health Corp.
3.88%	07/20/25	3,600,000	3,507,315
5.05%	03/25/48	3,870,000	3,787,726
Shire Acquisitions Investments Ireland DAC (Ireland)
1.90%	09/23/19	3,525,000	3,482,172

			18,573,588

Pipelines — 1.8%
Enbridge Energy Partners LP
5.88%	10/15/25	333,000	358,758
Energy Transfer Partners LP
5.95%	10/01/43	1,380,000	1,338,929
Florida Gas Transmission Co. LLC
7.90% (3)	05/15/19	1,150,000	1,178,854
Kinder Morgan Energy Partners LP
5.80%	03/15/35	780,000	811,824
Panhandle Eastern Pipe Line Co. LP
8.13%	06/01/19	760,000	778,752
Plains All American Pipeline LP / PAA Finance Corp.
4.65%	10/15/25	2,115,000	2,090,317
Ruby Pipeline LLC
6.00% (3)	04/01/22	1,976,136	2,025,705
Sabine Pass Liquefaction LLC
5.63%	03/01/25	1,840,000	1,924,525
Southern Natural Gas Co. LLC
7.35%	02/15/31	2,380,000	2,834,076
Sunoco Logistics Partners Operations LP
5.40%	10/01/47	1,500,000	1,360,614
TC PipeLines LP
4.38%	03/13/25	1,840,000	1,808,080
Tennessee Gas Pipeline Co.
8.38%	06/15/32	1,920,000	2,408,089
Texas Eastern Transmission LP
2.80% (3)	10/15/22	920,000	882,211
TransCanada PipeLines, Ltd. (Canada)
6.10%	06/01/40	375,000	415,992
Williams Partners LP
3.90%	01/15/25	920,000	883,923
6.30%	04/15/40	1,150,000	1,245,080

			22,345,729

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value
REIT — 3.5%
Alexandria Real Estate Equities, Inc.
4.60%	04/01/22	$2,065,000	$2,121,123
American Campus Communities Operating Partnership LP
3.35%	10/01/20	1,840,000	1,829,511
American Tower Corp.
3.00%	06/15/23	1,605,000	1,539,108
3.40%	02/15/19	2,400,000	2,402,332
AvalonBay Communities, Inc.
3.95%	01/15/21	920,000	927,590
Boston Properties LP
3.20%	01/15/25	1,605,000	1,526,221
5.88%	10/15/19	2,020,000	2,059,943
CC Holdings GS V LLC / Crown Castle GS III Corp.
3.85%	04/15/23	1,895,000	1,877,170
GLP Capital LP / GLP Financing II, Inc.
5.30%	01/15/29	1,280,000	1,262,464
5.38%	04/15/26	1,308,000	1,303,095
5.75%	06/01/28	1,600,000	1,623,000
HCP, Inc.
3.75%	02/01/19	3,150,000	3,150,299
3.88%	08/15/24	2,110,000	2,057,863
Healthcare Realty Trust, Inc.
3.75%	04/15/23	1,840,000	1,804,392
Host Hotels & Resorts LP
5.25%	03/15/22	1,840,000	1,902,952
SL Green Operating Partnership LP
3.25%	10/15/22	2,380,000	2,299,092
SL Green Realty Corp.
7.75%	03/15/20	920,000	966,347
Ventas Realty LP
3.85%	04/01/27	690,000	657,040
Ventas Realty LP / Ventas Capital Corp.
2.70%	04/01/20	2,620,000	2,593,590
VEREIT Operating Partnership LP
3.00%	02/06/19	763,000	762,778
WEA Finance LLC / Westfield UK & Europe Finance PLC
3.25% (3)	10/05/20	4,595,000	4,574,109
Welltower, Inc.
3.75%	03/15/23	555,000	549,307
4.95%	01/15/21	545,000	557,685
6.13%	04/15/20	3,125,000	3,238,730

			43,585,741

Retail — 0.7%
Alimentation Couche-Tard, Inc. (Canada)
3.55% (3)	07/26/27	3,250,000	3,010,007
Walgreens Boots Alliance, Inc.
2.70%	11/18/19	2,755,000	2,740,551

Issues	Maturity Date	Principal Amount	Value
Retail (Continued)
Walmart, Inc.
3.55%	06/26/25	$3,115,000	$3,106,198

			8,856,756

Semiconductors — 0.3%
Broadcom Corp. / Broadcom Cayman Finance, Ltd.
2.38%	01/15/20	3,675,000	3,633,017

Software — 0.1%
Oracle Corp.
3.25%	11/15/27	1,605,000	1,515,775

Telecommunications — 1.6%
AT&T, Inc.
3.40%	05/15/25	1,220,000	1,146,460
4.35%	06/15/45	1,780,000	1,465,562
4.75%	05/15/46	2,995,000	2,595,476
4.80%	06/15/44	890,000	779,363
5.25%	03/01/37	3,155,000	3,014,475
Qwest Corp.
7.25%	09/15/25	920,000	981,931
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC
3.36% (3)	03/20/23	750,000	742,537
4.74% (3)	09/20/29	3,240,000	3,244,050
Verizon Communications, Inc.
4.27%	01/15/36	1,324,000	1,224,050
4.81%	03/15/39	905,000	878,731
4.86%	08/21/46	715,000	687,007
5.01%	04/15/49	150,000	146,542
5.25%	03/16/37	1,380,000	1,416,493
Vodafone Group PLC (United Kingdom)
4.38%	05/30/28	1,470,000	1,419,039

			19,741,716

Transportation — 0.1%
Union Pacific Corp.
3.95%	09/10/28	1,250,000	1,227,602

Total Corporate Bonds
(Cost: $448,604,759)			442,194,985

MUNICIPAL BONDS — 0.9%
City of New York, General Obligation
5.05%	10/01/24	1,500,000	1,603,770
Fiscal Year 2005 Securitization Corp., Special Obligation Bond for the City of New York
4.93%	04/01/20	350,000	353,944
Los Angeles Unified School District/CA, General Obligation
5.76%	07/01/29	2,500,000	2,844,900
New York State Dormitory Authority, Revenue Bond
5.50%	03/15/30	2,480,000	2,758,033

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2018

Issues	Maturity Date	Principal Amount	Value
MUNICIPAL BONDS (Continued)
New York State, Build America Bonds, General Obligation
5.82%	10/01/31	$730,000	$760,784
State of California, General Obligation
7.95%	03/01/36	3,000,000	3,179,040

Total Municipal Bonds
(Cost: $12,082,241)			11,500,471

ASSET-BACKED SECURITIES — 7.6%
321 Henderson Receivables I LLC (13-3A-A)
4.08% (3)	01/17/73	1,571,225	1,571,453
321 Henderson Receivables I LLC (14-2A-A)
3.61% (3)	01/17/73	1,835,422	1,746,844
Academic Loan Funding Trust (12-1A-A2)
3.38% (1 mo. USD LIBOR + 1.100%) (2)(3)	12/27/44	2,537,928	2,553,408
Babson CLO, Ltd. (14-IIA-AR)
3.60% (3 mo. USD LIBOR + 1.150%) (2)(3)	10/17/26	427,443	427,576
Brazos Education Loan Authority, Inc. (12-1-A1)
2.98% (1 mo. USD LIBOR + 0.700%) (2)	12/26/35	967,691	966,787
Brazos Higher Education Authority, Inc. (10-1-A2)
3.51% (3 mo. USD LIBOR + 1.200%) (2)	02/25/35	675,000	693,303
Brazos Higher Education Authority, Inc. (11-1-A3)
3.36% (3 mo. USD LIBOR + 1.050%) (2)	11/25/33	1,695,000	1,732,955
Dryden XXVI Senior Loan Fund (13-26A-AR)
3.34% (1)(3)	04/15/29	800,000	797,457
Educational Funding of the South, Inc. (11-1-A2)
2.99% (3 mo. USD LIBOR + 0.650%) (2)	04/25/35	1,470,385	1,473,005
Educational Services of America, Inc. (12-2-A)
3.01% (1 mo. USD LIBOR + 0.730%) (2)(3)	04/25/39	713,696	716,098
GCO Education Loan Funding Master Trust (06-2AR-A1RN)
2.93% (1 mo. USD LIBOR + 0.650%) (2)(3)	08/27/46	2,637,556	2,602,522
Global SC Finance SRL (14-1A-A2)
3.09% (3)	07/17/29	1,773,875	1,716,734
GoldenTree Loan Opportunities IX, Ltd. (14-9A-AR2)
3.62% (1)(3)	10/29/29	3,100,000	3,100,000
Higher Education Funding I (14-1-A)
3.36% (3 mo. USD LIBOR + 1.050%) (2)(3)	05/25/34	2,695,551	2,721,060
Magnetite XI, Ltd. (14-11A-A1R)
3.56% (3 mo. USD LIBOR + 1.120%) (2)(3)	01/18/27	2,000,000	2,000,936

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (Continued)
Navient Student Loan Trust (14-2-A)
2.93% (1 mo. USD LIBOR + 0.640%) (2)	03/25/83	$3,935,704	$3,918,051
Navient Student Loan Trust (14-3-A)
2.90% (1 mo. USD LIBOR + 0.620%) (2)	03/25/83	4,013,069	3,999,995
Navient Student Loan Trust (14-4-A)
2.91% (1 mo. USD LIBOR + 0.620%) (2)	03/25/83	1,936,470	1,929,269
Navient Student Loan Trust (16-1A-A)
2.99% (1 mo. USD LIBOR + 0.700%) (2)(3)	02/25/70	3,948,705	3,966,167
Navient Student Loan Trust (17-3A-A3)
3.33% (1 mo. USD LIBOR + 1.050%) (2)(3)	07/26/66	4,400,000	4,510,471
Nelnet Student Loan Trust (11-1A-A)
3.13% (1 mo. USD LIBOR + 0.850%) (2)(3)	02/25/48	2,437,578	2,460,381
Nelnet Student Loan Trust (14-4A-A2)
3.23% (1 mo. USD LIBOR + 0.950%) (2)(3)	11/25/48	2,965,000	2,986,768
Nelnet Student Loan Trust (15-2A-A2)
2.88% (1 mo. USD LIBOR + 0.600%) (2)(3)	09/25/47	4,447,977	4,445,458
Octagon Investment Partners 25, Ltd. (15-1A-AR)
3.27% (1)(3)	10/20/26	4,500,000	4,479,570
PHEAA Student Loan Trust (15-1A-A)
2.88% (1 mo. USD LIBOR + 0.600%) (2)(3)	10/25/41	2,001,313	1,981,868
SLM Student Loan Trust (03-7A-A5A)
3.53% (3 mo. USD LIBOR + 1.200%) (2)(3)	12/15/33	3,089,023	3,132,252
SLM Student Loan Trust (06-2-A6)
2.66% (3 mo. USD LIBOR + 0.170%) (2)	01/25/41	3,300,939	3,230,538
SLM Student Loan Trust (06-8-A6)
2.65% (3 mo. USD LIBOR + 0.160%) (2)	01/25/41	3,400,000	3,307,222
SLM Student Loan Trust (07-6-A4)
2.87% (3 mo. USD LIBOR + 0.380%) (2)	10/25/24	2,345,301	2,350,415
SLM Student Loan Trust (08-2-B)
3.69% (3 mo. USD LIBOR + 1.200%) (2)	01/25/83	710,000	685,680
SLM Student Loan Trust (08-3-B)
3.69% (3 mo. USD LIBOR + 1.200%) (2)	04/26/83	710,000	695,634
SLM Student Loan Trust (08-4-A4)
4.14% (3 mo. USD LIBOR + 1.650%) (2)	07/25/22	5,557,868	5,675,009

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (Continued)
SLM Student Loan Trust (08-4-B)
4.34% (3 mo. USD LIBOR + 1.850%) (2)	04/25/73	$710,000	$731,467
SLM Student Loan Trust (08-5-B)
4.34% (3 mo. USD LIBOR + 1.850%) (2)	07/25/73	710,000	728,529
SLM Student Loan Trust (08-6-A4)
3.59% (3 mo. USD LIBOR + 1.100%) (2)	07/25/23	4,478,845	4,526,709
SLM Student Loan Trust (08-6-B)
4.34% (3 mo. USD LIBOR + 1.850%) (2)	07/26/83	710,000	727,123
SLM Student Loan Trust (08-7-B)
4.34% (3 mo. USD LIBOR + 1.850%) (2)	07/26/83	710,000	725,064
SLM Student Loan Trust (08-8-B)
4.74% (3 mo. USD LIBOR + 2.250%) (2)	10/25/75	710,000	747,075
SLM Student Loan Trust (08-9-A)
3.99% (3 mo. USD LIBOR + 1.500%) (2)	04/25/23	3,025,878	3,079,674
SLM Student Loan Trust (08-9-B)
4.74% (3 mo. USD LIBOR + 2.250%) (2)	10/25/83	710,000	738,444
SLM Student Loan Trust (11-2-A2)
3.48% (1 mo. USD LIBOR + 1.200%) (2)	10/25/34	2,000,000	2,061,363
SLM Student Loan Trust (12-7-A3)
2.93% (1 mo. USD LIBOR + 0.650%) (2)	05/26/26	2,346,546	2,326,819

Total Asset-backed Securities
(Cost: $93,357,859)			94,967,153

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY — 4.5%
Fannie Mae (14-M12-FA) (ACES)
2.46% (1 mo. USD LIBOR + 0.300%) (2)	10/25/21	809,904	810,556
Fannie Mae, Pool #467944
4.25%	04/01/21	3,045,000	3,107,776
Fannie Mae, Pool #468048
4.41%	05/01/21	1,710,335	1,744,725
Fannie Mae, Pool #AE0134
4.40%	02/01/20	254,242	257,326
Fannie Mae, Pool #AE0918
3.67%	10/01/20	2,004,557	2,019,989
Fannie Mae, Pool #AM1551
2.44%	12/01/23	2,225,597	2,141,035
Fannie Mae, Pool #AM3058
3.41%	04/01/28	3,429,149	3,379,860

Issues	Maturity Date	Principal Amount	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)
Fannie Mae, Pool #AM4198
3.55%	03/01/24	$3,441,729	$3,485,553
Fannie Mae, Pool #AM9536
3.34%	08/01/30	2,977,852	2,874,372
Fannie Mae, Pool #AN0245
3.42%	11/01/35	2,226,795	2,145,189
Fannie Mae, Pool #AN5742
3.19%	05/01/30	3,405,185	3,213,296
Fannie Mae, Pool #AN5977
3.49%	02/01/33	3,000,000	2,842,318
Fannie Mae, Pool #AN9655
3.71%	06/01/30	4,480,000	4,421,154
Fannie Mae, Pool #FN0000
3.59%	09/01/20	1,398,031	1,407,045
Fannie Mae, Pool #FN0003
4.28%	01/01/21	1,991,565	2,032,563
Freddie Mac Multifamily Structured Pass-Through Certificates (K155-A3)
3.75%	04/25/33	4,045,000	3,999,886
Freddie Mac Multifamily Structured Pass-Through Certificates (KJ05-A1)
1.42%	05/25/21	3,178,497	3,122,578
Freddie Mac Multifamily Structured Pass-Through Certificates (Q004-A2H)
2.80% (1)	01/25/21	7,148,681	7,136,602
Freddie Mac Multifamily Structured Pass-Through Certificates (Q006-A-PT2)
2.48% (1)	09/25/26	4,956,380	4,990,455
NCUA Guaranteed Notes (11-C1-2A)
2.75% (1 mo. USD LIBOR + 0.530%) (2)	03/09/21	731,924	732,336

Total Commercial Mortgage-backed Securities — Agency
(Cost: $58,463,998)			55,864,614

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 1.7%
BAMLL Commercial Mortgage Securities Trust (18-PARK-A)
4.09% (1)(3)	08/10/38	1,930,000	1,947,025
BBCMS Trust (13-TYSN-A2)
3.76% (3)	09/05/32	1,740,000	1,750,434
CGRBS Commercial Mortgage Trust (13-VN05-A)
3.37% (3)	03/13/35	1,700,000	1,682,842
CityLine Commercial Mortgage Trust (16-CLNE-A)
2.78% (1)(3)	11/10/31	1,815,000	1,746,513
COMM Mortgage Trust (13-300P-A1)
4.35% (3)	08/10/30	1,515,000	1,566,393
COMM Mortgage Trust (14-277P-A)
3.61% (1)(3)	08/10/49	400,000	399,310

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2018

Issues	Maturity Date	Principal Amount	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)
COMM Mortgage Trust (16-787S-A)
3.55% (3)	02/10/36	$1,635,000	$1,597,546
Core Industrial Trust (15-CALW-A)
3.04% (3)	02/10/34	1,375,573	1,361,137
OBP Depositor LLC Trust (10-OBP-A)
4.65% (3)	07/15/45	2,055,000	2,089,370
SFAVE Commercial Mortgage Securities Trust (15-5AVE-A1)
3.87% (1)(3)	01/05/43	1,710,000	1,589,358
VNDO Mortgage Trust (12-6AVE-A)
3.00% (3)	11/15/30	1,550,000	1,517,066
VNDO Mortgage Trust (13-PENN-A)
3.81% (3)	12/13/29	1,675,000	1,685,798
Wells Fargo Commercial Mortgage Trust (13-120B-A) (P/O)
2.71% (1)(3)	03/18/28	1,695,000	1,681,652
WF-RBS Commercial Mortgage Trust (11-C4-A3)
4.39% (3)	06/15/44	342,413	343,583

Total Commercial Mortgage-backed Securities — Non-agency
(Cost: $21,706,965)			20,958,027

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY — 27.5%
Fannie Mae (01-14-SH) (I/F)
19.84% (-3.50 x 1 mo. USD LIBOR + 27.825%) (2)	03/25/30	154,838	212,268
Fannie Mae (01-34-FV)
2.78% (1 mo. USD LIBOR + 0.500%) (2)	08/25/31	191,588	192,434
Fannie Mae (04-W10-A6) (PAC)
5.75%	08/25/34	2,000,000	2,090,193
Fannie Mae (07-89-GF)
2.80% (1 mo. USD LIBOR + 0.520%) (2)	09/25/37	755,527	763,005
Fannie Mae (08-30-SA) (I/O) (I/F)
4.57% (-1.00 x 1 mo. USD LIBOR + 6.850%) (2)	04/25/38	118,600	17,611
Fannie Mae (08-62-SN) (I/O) (I/F)
3.92% (-1.00 x 1 mo. USD LIBOR + 6.200%) (2)	07/25/38	186,832	24,572
Fannie Mae (09-64-TB)
4.00%	08/25/29	1,816,272	1,856,072
Fannie Mae (09-68-SA) (I/O) (I/F)
4.47% (-1.00 x 1 mo. USD LIBOR + 6.750%) (2)	09/25/39	88,122	13,112
Fannie Mae (10-26-AS) (I/O) (I/F)
4.05% (-1.00 x 1 mo. USD LIBOR + 6.330%) (2)	03/25/40	1,432,927	154,966

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)
Fannie Mae (11-111-DB)
4.00%	11/25/41	$4,000,000	$4,037,166
Fannie Mae, Pool #254634
5.50%	02/01/23	11,046	11,712
Fannie Mae, Pool #596686
6.50%	11/01/31	12,323	13,225
Fannie Mae, Pool #679263
4.50%	11/01/24	21,390	21,916
Fannie Mae, Pool #725275
4.00%	03/01/19	250	250
Fannie Mae, Pool #727575
5.00%	06/01/33	40,184	41,383
Fannie Mae, Pool #748751
5.50%	10/01/33	96,034	99,943
Fannie Mae, Pool #AB2127
3.50%	01/01/26	978,092	981,239
Fannie Mae, Pool #AL0209
4.50%	05/01/41	713,485	741,129
Fannie Mae, Pool #AL0851
6.00%	10/01/40	732,061	791,252
Fannie Mae, Pool #AS9830
4.00%	06/01/47	4,869,423	4,877,459
Fannie Mae, Pool #CA1710
4.50%	05/01/48	8,037,120	8,236,792
Fannie Mae, Pool #CA1711
4.50%	05/01/48	5,722,685	5,864,886
Fannie Mae, Pool #CA2208
4.50%	08/01/48	5,091,424	5,217,914
Fannie Mae, Pool #MA1561
3.00%	09/01/33	3,235,087	3,153,704
Fannie Mae, Pool #MA1584
3.50%	09/01/33	5,139,845	5,088,347
Fannie Mae, Pool #MA2995
4.00%	05/01/47	5,639,477	5,642,208
Fannie Mae, Pool #MA3027
4.00%	06/01/47	4,832,198	4,834,547
Fannie Mae, Pool #MA3182
3.50%	11/01/47	1,658,932	1,615,875
Fannie Mae, Pool #MA3210
3.50%	12/01/47	10,632,551	10,356,588
Fannie Mae, Pool #MA3332
3.50% (6)	04/01/48	10,371,492	10,100,955
Fannie Mae, Pool #MA3333
4.00%	04/01/48	2,238,943	2,240,323
Fannie Mae, Pool #MA3415
4.00%	07/01/48	1,768,698	1,769,569
Fannie Mae TBA, 15 Year
3.00% (7)	03/01/33	730,000	716,428

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)
Fannie Mae TBA, 30 Year
4.00% (7)	05/01/48	$8,420,000	$8,420,658
4.50% (7)	05/01/48	6,185,000	6,332,377
Freddie Mac (2439-KZ)
6.50%	04/15/32	148,340	162,128
Freddie Mac (2575-FD) (PAC)
2.73% (1 mo. USD LIBOR + 0.450%)(2)	02/15/33	357,224	360,261
Freddie Mac (2662-MT) (TAC)
4.50%	08/15/33	220,490	225,992
Freddie Mac (3315-S) (I/O) (I/F)
4.13% (-1.00 x 1 mo. USD LIBOR + 6.410%) (2)	05/15/37	40,831	4,235
Freddie Mac (3339-JS) (I/F)
28.02% (-6.50 x 1 mo. USD LIBOR + 42.835%) (2)	07/15/37	488,862	831,472
Freddie Mac (3351-ZC)
5.50%	07/15/37	379,607	408,771
Freddie Mac (3380-SM) (I/O) (I/F)
4.13% (-1.00 x 1 mo. USD LIBOR + 6.410%) (2)	10/15/37	582,845	73,888
Freddie Mac (3382-FL)
2.98% (1 mo. USD LIBOR + 0.700%) (2)	11/15/37	209,595	211,615
Freddie Mac (3439-SC) (I/O) (I/F)
3.62% (-1.00 x 1 mo. USD LIBOR + 5.900%) (2)	04/15/38	2,111,266	251,926
Freddie Mac (3578-DI) (I/O) (I/F)
4.37% (-1.00 x 1 mo. USD LIBOR + 6.650%) (2)	04/15/36	863,681	109,305
Freddie Mac (4818-CA)
3.00%	04/15/48	3,252,856	3,071,535
Freddie Mac, Pool #A97179
4.50%	03/01/41	2,243,223	2,325,416
Freddie Mac, Pool #B15026
5.00%	06/01/19	1,122	1,128
Freddie Mac, Pool #B15591
5.00%	07/01/19	1,088	1,094
Freddie Mac, Pool #C90526
5.50%	02/01/22	8,207	8,407
Freddie Mac, Pool #G06360
4.00%	03/01/41	2,662,512	2,684,682
Freddie Mac, Pool #G06498
4.00%	04/01/41	1,938,652	1,958,714
Freddie Mac, Pool #G06499
4.00%	03/01/41	1,413,670	1,428,299
Freddie Mac, Pool #G07849
3.50%	05/01/44	1,560,145	1,532,168

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)
Freddie Mac, Pool #G07924
3.50%	01/01/45	$3,088,003	$3,025,449
Freddie Mac, Pool #G08710
3.00%	06/01/46	4,834,472	4,579,667
Freddie Mac, Pool #G08711
3.50%	06/01/46	9,421,028	9,198,837
Freddie Mac, Pool #G08715
3.00%	08/01/46	9,051,561	8,574,491
Freddie Mac, Pool #G08716
3.50%	08/01/46	6,286,812	6,136,297
Freddie Mac, Pool #G08721
3.00%	09/01/46	7,324,707	6,938,652
Freddie Mac, Pool #G08722
3.50%	09/01/46	2,487,158	2,429,780
Freddie Mac, Pool #G08726
3.00%	10/01/46	7,024,969	6,654,712
Freddie Mac, Pool #G08732
3.00%	11/01/46	6,811,298	6,452,303
Freddie Mac, Pool #G08795
3.00%	01/01/48	1,376,719	1,302,897
Freddie Mac, Pool #G08816
3.50%	06/01/48	2,184,685	2,128,218
Freddie Mac, Pool #G08826
5.00%	06/01/48	1,803,860	1,885,065
Freddie Mac, Pool #G18592
3.00%	03/01/31	2,145,284	2,105,719
Freddie Mac, Pool #G18670
3.00%	12/01/32	1,598,988	1,567,049
Freddie Mac, Pool #G60344
4.00%	12/01/45	1,421,626	1,431,554
Freddie Mac, Pool #G67700
3.50%	08/01/46	2,093,010	2,048,937
Freddie Mac, Pool #G67703
3.50%	04/01/47	12,411,183	12,142,078
Freddie Mac, Pool #G67706
3.50%	12/01/47	8,241,228	8,048,138
Freddie Mac, Pool #G67707
3.50%	01/01/48	14,435,522	14,108,250
Freddie Mac, Pool #G67708
3.50%	03/01/48	16,048,275	15,667,565
Freddie Mac, Pool #G67710
3.50%	03/01/48	14,010,849	13,660,393
Freddie Mac, Pool #G67711
4.00%	03/01/48	4,621,250	4,650,345
Freddie Mac, Pool #Q05261
3.50%	12/01/41	2,220,333	2,185,721
Freddie Mac, Pool #Q20178
3.50%	07/01/43	3,784,863	3,712,297

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2018

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)
Freddie Mac TBA, 15 Year
3.50% (7)	03/01/33	$11,370,000	$11,365,120
Freddie Mac TBA, 30 Year
3.50% (7)	03/04/48	7,510,000	7,311,103
Ginnie Mae (04-30-UC) (PAC)
5.50%	02/20/34	73,136	73,380
Ginnie Mae (08-27-SI) (I/O) (I/F)
4.19% (-1.00 x 1 mo. USD LIBOR + 6.470%) (2)	03/20/38	366,309	49,912
Ginnie Mae (08-81-S) (I/O) (I/F)
3.92% (-1.00 x 1 mo. USD LIBOR + 6.200%) (2)	09/20/38	1,401,140	184,458
Ginnie Mae (09-66-UF)
3.28% (1 mo. USD LIBOR + 1.000%) (2)	08/16/39	554,771	568,724
Ginnie Mae (10-1-S) (I/O) (I/F)
3.47% (-1.00 x 1 mo. USD LIBOR + 5.750%) (2)	01/20/40	2,211,751	208,579
Ginnie Mae (18-124-NW)
3.50%	09/20/48	2,591,382	2,548,118
Ginnie Mae, Pool #608259
4.50%	08/15/33	46,910	48,460
Ginnie Mae, Pool #782114
5.00%	09/15/36	149,731	158,595
Ginnie Mae, Pool #MA4127
3.50%	12/20/46	4,962,789	4,888,218
Ginnie Mae II, Pool #MA3521
3.50%	03/20/46	3,947,801	3,887,836
Ginnie Mae II, Pool #MA3597
3.50%	04/20/46	3,810,247	3,751,196
Ginnie Mae II, Pool #MA3663
3.50%	05/20/46	3,853,827	3,793,506
Ginnie Mae II, Pool #MA4126
3.00%	12/20/46	9,814,275	9,405,017
Ginnie Mae II, Pool #MA4196
3.50%	01/20/47	3,226,173	3,175,193
Ginnie Mae II, Pool #MA4454
5.00%	05/20/47	1,365,987	1,422,694
Ginnie Mae II, Pool #MA4510
3.50%	06/20/47	1,834,848	1,803,939
Ginnie Mae II, Pool #MA4589
5.00%	07/20/47	3,686,451	3,838,295
Ginnie Mae II, Pool #MA4722
5.00%	09/20/47	1,337,141	1,392,008
Ginnie Mae II, Pool #MA4777
3.00%	10/20/47	1,356,855	1,297,565
Ginnie Mae II, Pool #MA4836
3.00%	11/20/47	5,342,174	5,113,338

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)
Ginnie Mae II, Pool #MA4838
4.00%	11/20/47	$3,873,952	$3,902,329
Ginnie Mae II TBA, 30 Year
3.50% (7)	12/01/47	1,080,000	1,060,805
4.00% (7)	05/01/48	4,045,000	4,071,229
4.50% (7)	05/01/48	14,170,000	14,535,320

Total Residential Mortgage-backed Securities — Agency
(Cost: $354,777,114)			342,672,465

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 6.0%
Aegis Asset Backed Securities Trust (05-5-2A)
2.53% (1 mo. USD LIBOR + 0.250%)(2)	12/25/35	4,717,618	4,719,754
Banc of America Funding Trust (15-R2-9A1)
2.50% (1 mo. USD LIBOR + 0.215%) (2)(3)	03/27/36	2,776,476	2,738,700
Bear Stearns Asset-Backed Securities Trust (06-HE1-1M1)
2.69% (1 mo. USD LIBOR + 0.410%) (2)	12/25/35	783,913	789,288
Centex Home Equity (02-C-AF6)
4.50% (1)	09/25/32	31,411	31,556
CIM Trust (17-7-A)
3.00% (1)(3)	04/25/57	7,337,196	7,255,313
Citigroup Mortgage Loan Trust, Inc. (05-5-2A2)
5.75% (8)	08/25/35	332,971	261,201
COLT Mortgage Loan Trust (17-2-A1A)
2.42% (1)(3)	10/25/47	4,201,076	4,183,213
Conseco Financial Corp. (98-6-A8)
6.66% (1)	06/01/30	659,865	691,860
Credit Suisse First Boston Mortgage Securities Corp. (03-8-4PPA)
5.75%	04/22/33	7,605	7,901
Credit Suisse Mortgage Capital Certificates (15-5R-1A1)
2.76% (1)(3)	09/27/46	4,016,762	3,906,846
CSMC Series, Ltd. (10-3R-2A3)
4.50% (1)(3)	12/26/36	3,601,000	3,650,677
CSMC Trust (14-7R-8A1)
3.74% (1)(3)	07/27/37	2,976,061	2,971,309
CSMC Trust (18-RPL9-A)
3.85% (1)(3)	09/25/57	5,983,156	5,967,886
GSAA Home Equity Trust (05-11-2A2)
2.60% (1 mo. USD LIBOR + 0.320%) (2)	10/25/35	1,520,813	1,497,687
Home Equity Asset Trust (06-3-1A1)
2.48% (1 mo. USD LIBOR + 0.200%) (2)	07/25/36	3,910,512	3,916,757

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)
Indymac Index Mortgage Loan Trust (05-AR6-2A1)
2.76% (1 mo. USD LIBOR + 0.480%) (2)	04/25/35	$902,367	$873,777
Mid-State Trust (04-1-B)
8.90%	08/15/37	1,240,399	1,404,757
Morgan Stanley Capital, Inc. (04-WMC2-M1)
3.20% (1 mo. USD LIBOR + 0.915%) (2)	07/25/34	1,274,137	1,300,460
Morgan Stanley Home Equity Loan Trust (05-1-M3)
3.06% (1 mo. USD LIBOR + 0.780%) (2)	12/25/34	2,522,027	2,537,139
Morgan Stanley Mortgage Loan Trust (04-3-4A)
5.64% (1)	04/25/34	209,547	221,758
New Century Home Equity Loan Trust (05-3-M2)
3.02% (1 mo. USD LIBOR + 0.735%) (2)	07/25/35	1,193,877	1,198,061
New Century Home Equity Loan Trust (05-D-A1)
2.50% (1 mo. USD LIBOR + 0.220%) (2)	02/25/36	5,981,889	5,949,250
Nomura Resecuritization Trust (14-5R-3A1)
2.46% (1 mo. USD LIBOR + 0.240%) (2)(3)	05/26/37	943,131	938,724
Nomura Resecuritization Trust (15-1R-6A1)
2.53% (1 mo. USD LIBOR + 0.210%) (2)(3)	05/26/47	872,928	873,451
Nomura Resecuritization Trust (15-5R-2A1)
4.11% (1)(3)	03/26/35	2,246,481	2,271,271
Structured Asset Securities Corp. (03-34A-5A4)
4.33% (1)	11/25/33	402,640	410,626
WaMu Mortgage Pass-Through Certificates (05-AR15-A1A1)
2.54% (1 mo. USD LIBOR + 0.260%) (2)	11/25/45	5,492,440	5,466,914
WaMu Mortgage Pass-Through Certificates (05-AR3-A2)
3.66% (1)	03/25/35	1,701,275	1,724,869
Wells Fargo Alternative Loan Trust (07-PA3-2A1)
6.00%	07/25/37	126,033	123,829
Wells Fargo Home Equity Trust (04-2-A33)
3.28% (1 mo. USD LIBOR + 1.000%) (2)	10/25/34	6,654,879	6,685,865

Total Residential Mortgage-backed Securities — Non-agency
(Cost: $73,010,401)			74,570,699

U.S. TREASURY SECURITIES — 19.1%
U.S. Treasury Bond
3.00%	08/15/48	88,208,000	81,578,618
U.S. Treasury Note
0.75% (9)	07/15/28	3,239,448	3,139,270
1.00% (9)	02/15/48	3,854,787	3,564,387
2.75%	09/30/20	3,105,000	3,098,087

Issues	Maturity Date	Principal Amount		Value
U.S. TREASURY SECURITIES (Continued)
2.75%	07/31/23		$ 10,985,000	$10,872,146
2.88%	09/30/23		53,015,000	52,747,638
2.88%	10/31/23		33,345,000	33,176,898
2.88%	08/15/28		51,843,000	50,622,423

Total U.S. Treasury Securities
(Cost: $241,706,852)				238,799,467

Total Fixed Income Securities
(Cost: $1,303,710,189)				1,281,527,881

		Shares
MONEY MARKET INVESTMENTS — 0.4%
Dreyfus Government Cash Management Fund — Institutional Shares, 2.05% (9)			944,000	944,000
State Street Institutional U.S. Government Money Market Fund — Premier Class, 2.09% (10)			3,643,808	3,643,808

Total Money Market Investments
(Cost: $4,587,808)				4,587,808

		Principal Amount
SHORT TERM INVESTMENTS — 1.3%
FOREIGN GOVERNMENT BONDS — 1.0%
Japan Treasury Bill
0.00% (11)	01/28/19	JPY	710,000,000	6,296,040
0.00% (11)	01/09/19	JPY	720,000,000	6,383,664

Total Foreign Government Bonds
(Cost: $12,658,285)				12,679,704

U.S. TREASURY SECURITIES — 0.1%
U.S. Treasury Bill
2.12% (12)(13)	12/13/18		61,000	60,848
2.12% (12)	12/13/18		1,131,000	1,128,176

Total U.S. Treasury Securities
(Cost: $1,189,074)				1,189,024

COMMERCIAL PAPER — 0.2% (Cost: $2,501,491)
Auto Manufacturers — 0.2%
Ford Motor Credit Co.
3.18%	04/04/19		2,535,000	2,500,586

Total Short Term Investments
(Cost: $16,348,850)				16,369,314

Total Investments (104.5%)
(Cost: $1,324,646,847)				1,302,485,003
Liabilities In Excess Of Other Assets (-4.5%)				(56,267,061)

Net Assets (100.0%)				$1,246,217,942

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2018

Futures

Number of Contracts	Type	Expiration Date	Notional Value	Market Value	Net Unrealized Appreciation/ Depreciation
Long Futures
453	2-Year U.S. Treasury Note Futures	12/31/18	$95,723,626	$95,427,281	$(296,345)
1,394	5-Year U.S. Treasury Note Futures	12/31/18	157,937,503	156,661,641	(1,275,862)

			$253,661,129	$252,088,922	$(1,572,207)

Forward Currency Exchange Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
SELL (14)
Goldman Sachs & Co.	JPY	710,000,000	01/28/19	$6,367,713	$6,339,477	$28,236
Goldman Sachs & Co.	JPY	720,000,000	01/09/19	6,397,640	6,418,961	(21,321)

				$12,765,353	$12,758,438	$6,915

Notes to Schedule of Investments:

JPY -	Japanese Yen.
ACES -	Alternative Credit Enhancement Securities.
CLO -	Collateralized Loan Obligation.
EETC -	Enhanced Equipment Trust Certificate.
I/F -	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O -	Interest Only Security.
OTC -	Over the Counter.
PAC -	Planned Amortization Class.
P/O -	Principal Only Security.
REIT -	Real Estate Investment Trust.
TAC -	Target Amortization Class.
TBA -	To be Announced.
(1)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2018.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2018, the value of these securities amounted to $179,459,388 or 14.4% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(4)	Restricted security (Note 10).
(5)	For fair value measurement disclosure purposes, security is categorized as Level 3.
(6)	This security is purchased on a when-issued, delayed delivery or forward commitment basis.
(7)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(8)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted.
(9)	Interest rate for this security is a stated rate. Interest payments are determined based on the inflation-adjusted principal.
(10)	Rate disclosed is the 7-day net yield as of October 31, 2018.
(11)	Security is not accruing interest.
(12)	Rate shown represents yield-to-maturity.
(13)	All or a portion of this security is held as collateral for open futures contracts.
(14)	Fund sells foreign currency, buys U.S. Dollar.

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Investments by Industry

Industry	Percentage of Net Assets
Aerospace/Defense	0.4%
Airlines	0.5
Asset-Backed Securities	7.6
Auto Manufacturers	1.0
Banks	11.7
Beverages	0.4
Biotechnology	0.7
Chemicals	0.1
Commercial Mortgage-Backed Securities — Agency	4.5
Commercial Mortgage-Backed Securities — Non-Agency	1.7
Commercial Services	0.2
Computers	0.3
Diversified Financial Services	0.8
Electric	3.0
Energy-Alternate Sources	0.1
Environmental Control	0.1
Food	0.7
Forest Products & Paper	0.3
Gas	0.3
Healthcare-Products	0.3
Healthcare-Services	2.5
Insurance	0.7
Media	0.7
Miscellaneous Manufacturers	0.7
Municipal Bonds	0.9
Oil & Gas	0.1
Packaging & Containers	0.3
Pharmaceuticals	1.5
Pipelines	1.8
REIT	3.5
Residential Mortgage-Backed Securities — Agency	27.5
Residential Mortgage-Backed Securities — Non-Agency	6.0
Retail	0.7
Semiconductors	0.3
Short Term Investments	1.3
Software	0.1
Telecommunications	1.6
Transportation	0.1
U.S. Treasury Securities	19.1
Money Market Investments	0.4

Total	104.5%

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Fair Valuation Summary	October 31, 2018

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Corporate Bonds*	$—	$441,158,670	$1,036,315	$442,194,985
Municipal Bonds	—	11,500,471	—	11,500,471
Asset-Backed Securities	—	94,967,153	—	94,967,153
Commercial Mortgage-Backed Securities — Agency	—	55,864,614	—	55,864,614
Commercial Mortgage-Backed Securities — Non-Agency	—	20,958,027	—	20,958,027
Residential Mortgage-Backed Securities — Agency	—	342,672,465	—	342,672,465
Residential Mortgage-Backed Securities — Non-Agency	—	74,570,699	—	74,570,699
U.S. Treasury Securities	232,095,810	6,703,657	—	238,799,467

Total Fixed Income Securities	232,095,810	1,048,395,756	1,036,315	1,281,527,881

Money Market Investments	4,587,808	—	—	4,587,808
Short-Term Investments*	3,689,610	12,679,704	—	16,369,314

Total Investments	240,373,228	1,061,075,460	1,036,315	1,302,485,003

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	28,236	—	28,236

Total Investments	$240,373,228	$1,061,103,696	$1,036,315	$1,302,513,239

Liability Derivatives
Futures
Interest Rate Risk	$(1,572,207)	$—	$—	$(1,572,207)
Forward Currency Contracts
Foreign Currency Risk	—	(21,321)	—	(21,321)

Total	$(1,572,207)	$(21,321)	$—	$(1,593,528)

*	See Schedule of Investments for corresponding industries.

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Schedule of Investments

Issues	Maturity Date	Principal Amount	Value
FIXED INCOME SECURITIES — 27.6% of Net Assets
ASSET-BACKED SECURITIES — 0.9%
Educational Services of America, Inc. (12-2-A)
3.01% (1 mo. USD LIBOR + 0.730%) (1)(2)	04/25/39	$7,137	$7,161
Nelnet Student Loan Trust (12-5A-A)
2.88% (1 mo. USD LIBOR + 0.600%) (1)(2)	10/27/36	4,255	4,253
Scholar Funding Trust (11-A-A)
3.41% (3 mo. USD LIBOR + 0.900%) (1)(2)	10/28/43	3,588	3,599

Total Asset-backed Securities
(Cost: $15,131)			15,013

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY — 0.1% (Cost: $1,816)
Freddie Mac Multifamily Structured Pass-Through Certificates (KF05-A)
2.61% (1 mo. USD LIBOR + 0.350%) (2)	09/25/21	1,816	1,816

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 0.4% (Cost: $1,013)
LB-UBS Commercial Mortgage Trust (06-C6-XCL) (I/O)
0.68% (1)(3)(4)	09/15/39	540,160	7,861

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY — 0.7% (Cost: $12,586)
Fannie Mae (05-W3-2AF)
2.50% (1 mo. USD LIBOR + 0.220%) (2)	03/25/45	12,908	12,856

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 9.0%
Bear Stearns Alt-A Trust (04-13-A1)
3.02% (1 mo. USD LIBOR + 0.740%) (2)	11/25/34	1,374	1,377
Bombardier Capital Mortgage Securitization Corp. (01-A-A)
6.81% (4)	12/15/30	1,295	1,299
Centex Home Equity Loan Trust (05-A-AF5)
5.78% (4)	01/25/35	56,358	57,140
Credit-Based Asset Servicing and Securitization LLC (03-CB5-M1)
3.30% (1 mo. USD LIBOR + 1.020%) (2)	11/25/33	9,750	9,559
First Franklin Mortgage Loan Asset-Backed Certificates (04-FF5-A3C)
3.28% (1 mo. USD LIBOR + 1.000%) (2)	08/25/34	9,804	9,590
JPMorgan Mortgage Trust (05-A6-7A1)
4.37% (4)	08/25/35	23,071	22,675
MASTR Seasoned Securitization Trust (05-1-4A1)
4.52% (4)	10/25/32	21,096	21,385

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)
Mid-State Trust (04-1-M1)
6.50%	08/15/37	$22,878	$24,298
Morgan Stanley Mortgage Loan Trust (04-6AR-1A)
3.18% (1 mo. USD LIBOR + 0.900%) (2)	07/25/34	3,593	3,598
Residential Asset Mortgage Products, Inc. (04-SL3-A2)
6.50%	12/25/31	2,814	2,776

Total Residential Mortgage-backed Securities — Non-agency
(Cost: $137,348)			153,697

CORPORATE BONDS — 6.9%
Airlines — 2.0%
Continental Airlines, Inc. Pass-Through Certificates (00-1-A1) (EETC)
8.05%	05/01/22	32,360	33,632

Insurance — 4.1%
Nationwide Mutual Insurance Co.
4.62% (3 mo. USD LIBOR + 2.290%) (1)(2)	12/15/24	70,000	70,175

REIT — 0.8%
HCP, Inc.
3.15%	08/01/22	15,000	14,544

Total Corporate Bonds
(Cost: $116,485)			118,351

U.S. TREASURY SECURITY — 9.6% (Cost: $164,786)
U.S. Treasury Note
2.75%	09/30/20	165,000	164,633

Total Fixed Income Securities
(Cost: $449,165)			474,227

Security		Shares
Money Market Investments — 10.4%
State Street Institutional U.S. Government Money Market Fund — Premier Class, 2.09% (5)(6)		178,631	178,631

Total Money Market Investments
(Cost: $178,631)			178,631

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

October 31, 2018

Issues	Maturity Date	Principal Amount	Value
SHORT TERM INVESTMENTS — 57.5%
U.S. TREASURY SECURITIES — 57.5%
U.S. Treasury Bill
2.21% (7)	01/03/19	$575,000	$572,776
2.22% (7)	01/10/19	204,000	203,121
2.41% (7)	04/04/19	212,000	209,853

Total U.S. Treasury Securities
(Cost: $985,965)			985,750

Total Short Term Investments
(Cost: $985,965)			985,750

Total Investments (95.5%)
(Cost: $1,613,761)			1,638,608
Excess Of Other Assets Over Liabilities (4.5%)			76,806

Net Assets (100.0%)			$1,715,414

Total Return Swaps (6)

Notional Amount	Expiration Date	Counterparty	Payment Made by Fund	Payment Received by Fund	Payment Frequency	Unrealized Appreciation (Depreciation)	Premium Paid	Value
OTC Swaps
$1,778,356	11/20/18	Credit Suisse International	3-Month U.S. Treasury Bills plus 0.2%	Credit Suisse Custom 24 Total Return Index (8)	Monthly	$ (56,058)	$—	$(56,058)

Notes to Schedule of Investments:

EETC -	Enhanced Equipment Trust Certificate.
I/O -	Interest Only Security.
OTC -	Over the Counter.
REIT -	Real Estate Investment Trust.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2018, the value of these securities amounted to $93,049 or 5.4% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2018.
(3)	Restricted security (Note 10).
(4)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(5)	Rate disclosed is the 7-day net yield as of October 31, 2018.
(6)	All or a portion of this security is owned by TCW Cayman Enhanced Commodity Fund, Ltd.
(7)	Rate shown represents yield-to-maturity.
(8)	This index has exposure to the commodities as shown on the next page.

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

Components of Total Return Swap

Description(1)	Notional Amount	Weight %	Unrealized Appreciation (Depreciation)
Gold	$199,887	11.24%	$(2,205)
Natural Gas	174,635	9.82%	(4,286)
Brent Crude Oil	154,539	8.69%	(8,218)
WTI Crude Oil	141,379	7.95%	(8,217)
Corn	118,794	6.68%	(1,085)
Copper High Grade	107,591	6.05%	(4,695)
Soybeans	94,786	5.33%	(2,027)
Live Cattle	80,026	4.50%	372
Heating Oil	73,090	4.11%	(1,761)
Aluminium Primary	72,201	4.06%	(1,974)
SRW Wheat	70,779	3.98%	(2,508)
RBOB Gasoline	65,799	3.70%	(5,922)
Sugar#11	56,018	3.15%	(2,881)
Silver	55,485	3.12%	(1,387)
Soybean Meal	52,639	2.96%	(1,156)
Nickel Primary	45,882	2.58%	(3,717)
Coffee ‘C’ Arabica	42,858	2.41%	(3,361)
Zinc High Grade	41,614	2.34%	(2,152)
Soybean Oil	41,614	2.34%	(1,636)
Lean Hogs	34,322	1.93%	3,087
HRW Wheat	27,920	1.57%	(1,281)
Cotton	26,498	1.49%	(373)
United States Treasury Bill	—	—	1,325

	$1,778,356	100.00%	$(56,058)

(1)	Commodity Exposures of the Credit Suisse Custom 24 Total Return Index.

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Investments by Industry	October 31, 2018

Industry	Percentage of Net Assets
Airlines	2.0%
Asset-Backed Securities	0.9
Commercial Mortgage-Backed Securities — Agency	0.1
Commercial Mortgage-Backed Securities — Non-Agency	0.4
Insurance	4.1
REIT	0.8
Residential Mortgage-Backed Securities — Agency	0.7
Residential Mortgage-Backed Securities — Non-Agency	9.0
U.S. Treasury Bills	57.5
U.S. Treasury Securities	9.6
Money Market Investments	10.4

Total	95.5%

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

Fair Valuation Summary	October 31, 2018

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$15,013	$—	$15,013
Commercial Mortgage-Backed Securities — Agency	—	1,816	—	1,816
Commercial Mortgage-Backed Securities — Non-Agency	—	7,861	—	7,861
Residential Mortgage-Backed Securities — Agency	—	12,856	—	12,856
Residential Mortgage-Backed Securities — Non-Agency	—	153,697	—	153,697
Corporate Bonds*	—	118,351	—	118,351
U.S. Treasury Securities	164,633	—	—	164,633

Total Fixed Income Securities	164,633	309,594	—	474,227

Money Market Investments	178,631	—	—	178,631
Short-Term Investments	985,750	—	—	985,750

Total Investments	$1,329,014	$309,594	$—	$1,638,608

Liability Derivatives
Swap Agreements
Commodity Risk	$—	$(56,058)	$—	$(56,058)

Total	$—	$(56,058)	$—	$(56,058)

*	See Schedule of Investments for corresponding industries.

See accompanying notes to financial statements.

TCW Global Bond Fund

Schedule of Investments	October 31, 2018

Issues	Maturity Date	Principal Amount	Value
FIXED INCOME SECURITIES — 93.7% of Net Assets
CORPORATE BONDS — 20.7%
Advertising — 0.0%
Clear Channel International BV
8.75% (1)	12/15/20	$3,000	$3,069

Aerospace/Defense — 0.4%
BAE Systems Holdings, Inc.
6.38% (1)	06/01/19	35,000	35,662
L3 Technologies, Inc.
4.40%	06/15/28	25,000	25,028

			60,690

Airlines — 0.9%
Continental Airlines, Inc. Pass-Through Trust (01-1A-1) (EETC)
6.70%	12/15/22	14,021	14,844
Delta Air Lines, Inc. Pass-Through Certificates (02-1G1) (EETC)
6.72%	07/02/24	69,463	73,560
US Airways Group, Inc. Pass-Through Certificates (10-1A) (10-1A) (EETC)
6.25%	10/22/24	12,895	13,773
US Airways Group, Inc. Pass-Through Certificates, (12-1A) (EETC)
5.90%	04/01/26	39,301	41,871

			144,048

Auto Manufacturers — 1.0%
Ford Motor Credit Co. LLC
2.34%	11/02/20	25,000	24,081
3.20%	01/15/21	15,000	14,644
3.43% (3 mo. USD LIBOR + 1.080%) (2)	08/03/22	25,000	24,366
3.66% (3 mo. USD LIBOR + 1.270%) (2)	03/28/22	20,000	19,766
8.13%	01/15/20	65,000	68,157

			151,014

Banks — 5.6%
Citigroup, Inc.
2.05%	12/07/18	125,000	124,935
3.14% (3)	01/24/23	75,000	73,272
Goldman Sachs Group, Inc. (The)
2.88% (2.876% to 10/31/17 then 3 mo. USD LIBOR +0.821%)) (2)	10/31/22	100,000	97,283
JPMorgan Chase & Co.
2.25%	01/23/20	75,000	74,157
3.00% (3 mo. USD LIBOR + 0.680%) (2)	06/01/21	50,000	50,219
3.90%	07/15/25	100,000	98,755

Issues	Maturity Date	Principal Amount	Value
Banks (Continued)
Morgan Stanley
3.92% (3 mo. USD LIBOR + 1.375%) (2)	02/01/19	$50,000	$50,138
Wells Fargo & Co.
3.00%	04/22/26	85,000	78,342
Wells Fargo Bank N.A.
2.40%	01/15/20	250,000	247,937

			895,038

Beverages — 0.5%
Anheuser-Busch InBev Finance, Inc.
4.90%	02/01/46	29,000	27,442
Constellation Brands, Inc.
2.00%	11/07/19	50,000	49,460

			76,902

Biotechnology — 0.5%
Amgen, Inc.
4.40%	05/01/45	25,000	22,830
Baxalta, Inc.
2.88%	06/23/20	6,000	5,936
Celgene Corp.
3.88%	08/15/25	20,000	19,280
Gilead Sciences, Inc.
3.65%	03/01/26	40,000	38,786

			86,832

Chemicals — 0.3%
Dow Chemical Co. (The)
8.55%	05/15/19	40,000	41,175

Commercial Services — 0.2%
IHS Markit, Ltd.
4.75%	08/01/28	30,000	29,449

Cosmetics/Personal Care — 0.0%
First Quality Finance Co., Inc.
5.00% (1)	07/01/25	3,000	2,768

Diversified Financial Services — 0.2%
Air Lease Corp.
2.13%	01/15/20	35,000	34,464

Electric — 1.1%
AEP Texas Central Co.
3.85% (1)	10/01/25	50,000	49,331
ITC Holdings Corp.
3.65%	06/15/24	40,000	39,287
MidAmerican Energy Co.
3.10%	05/01/27	40,000	37,930
Pennsylvania Electric Co.
3.25% (1)	03/15/28	50,000	45,967

			172,515

See accompanying notes to financial statements.

TCW Global Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value
Electronics — 0.0%
Itron, Inc.
5.00% (1)	01/15/26	$4,000	$3,735

Environmental Control — 0.0%
Clean Harbors, Inc.
5.13%	06/01/21	5,000	5,013

Food — 0.2%
Kraft Heinz Foods Co.
3.95%	07/15/25	35,000	33,890

Forest Products & Paper — 0.3%
Georgia-Pacific LLC
2.54% (1)	11/15/19	50,000	49,666

Healthcare-Products — 0.3%
Abbott Laboratories
3.75%	11/30/26	23,000	22,616
Becton Dickinson and Co.
2.89%	06/06/22	30,000	29,156

			51,772

Healthcare-Services — 1.2%
Anthem, Inc.
3.50%	08/15/24	50,000	48,571
Centene Corp.
4.75%	05/15/22	3,000	3,019
5.63%	02/15/21	16,000	16,280
Fresenius Medical Care US Finance II, Inc.
5.63% (1)	07/31/19	50,000	50,789
HCA, Inc.
5.00%	03/15/24	8,000	8,115
5.25%	04/15/25	2,000	2,048
6.50%	02/15/20	6,000	6,210
Humana, Inc.
2.63%	10/01/19	40,000	39,804
Molina Healthcare, Inc.
5.38%	11/15/22	3,000	3,007
Tenet Healthcare Corp.
4.38%	10/01/21	5,000	4,937
4.75%	06/01/20	5,000	5,019

			187,799

Household Products/Wares — 0.0%
Central Garden & Pet Co.
5.13%	02/01/28	3,000	2,775

Insurance — 0.5%
Farmers Exchange Capital II
6.15% (3 mo. USD LIBOR + 3.744%) (1)(2)	11/01/53	80,000	83,792

Issues	Maturity Date	Principal Amount	Value
Internet — 0.0%
Zayo Group LLC / Zayo Capital, Inc.
5.75% (1)	01/15/27	$3,000	$2,948

Media — 0.6%
21st Century Fox America, Inc.
4.95%	10/15/45	20,000	21,424
CCO Holdings LLC / CCO Holdings Capital Corp.
5.00% (1)	02/01/28	6,000	5,610
5.13% (1)	05/01/27	8,000	7,540
Charter Communications Operating LLC / Charter Communications Operating Capital
6.48%	10/23/45	30,000	30,731
Sirius XM Radio, Inc.
3.88% (1)	08/01/22	5,000	4,825
Warner Media LLC
3.88%	01/15/26	25,000	23,987

			94,117

Miscellaneous Manufacturers — 1.1%
General Electric Capital Corp.
2.79% (3 mo. USD LIBOR + 0.480%) (2)	08/15/36	200,000	169,899

Oil & Gas — 0.8%
Parsley Energy LLC / Parsley Finance Corp.
5.38% (1)	01/15/25	3,000	2,947
Petroleos Mexicanos
3.13% (4)	11/27/20	100,000	117,588

			120,535

Packaging & Containers — 0.1%
Berry Global, Inc.
4.50% (1)	02/15/26	4,000	3,750
Crown Americas LLC / Crown Americas Capital Corp. V
4.25%	09/30/26	2,000	1,820
Graphic Packaging International, Inc.
4.88%	11/15/22	8,000	8,000
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer (Luxembourg)
5.94% (3 mo. USD LIBOR + 3.500%) (1)(2)	07/15/21	5,000	5,063

			18,633

Pharmaceuticals — 0.6%
AbbVie, Inc.
4.50%	05/14/35	25,000	23,123
AstraZeneca PLC (United Kingdom)
3.38%	11/16/25	25,000	23,822
Bausch Health Cos, Inc. (Canada)
5.50% (1)	11/01/25	2,000	1,967
5.88% (1)	05/15/23	8,000	7,670

See accompanying notes to financial statements.

TCW Global Bond Fund

October 31, 2018

Issues	Maturity Date	Principal Amount	Value
Pharmaceuticals (Continued)
CVS Health Corp.
5.05%	03/25/48	$40,000	$39,150

			95,732

Pipelines — 0.4%
Energy Transfer Partners LP
5.15%	03/15/45	50,000	44,279
Rockies Express Pipeline LLC
5.63% (1)	04/15/20	24,000	24,641

			68,920

REIT — 2.3%
Alexandria Real Estate Equities, Inc.
3.45%	04/30/25	25,000	23,775
American Campus Communities Operating Partnership LP
3.35%	10/01/20	50,000	49,715
AvalonBay Communities, Inc.
2.87% (2)(3)	01/15/21	40,000	40,000
GLP Capital LP / GLP Financing II, Inc.
5.30%	01/15/29	15,000	14,794
5.38%	04/15/26	25,000	24,906
HCP, Inc.
3.15%	08/01/22	50,000	48,479
Host Hotels & Resorts LP
5.25%	03/15/22	40,000	41,369
SBA Communications Corp.
4.00%	10/01/22	8,000	7,700
SL Green Operating Partnership LP
3.32% (3)	08/16/21	50,000	50,031
Welltower, Inc.
4.13%	04/01/19	70,000	70,145

			370,914

Retail — 0.4%
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC
5.25% (1)	06/01/26	4,000	3,935
Walgreens Boots Alliance, Inc.
3.45%	06/01/26	60,000	55,585

			59,520

Software — 0.0%
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc.
5.75% (1)	03/01/25	3,000	2,944

Telecommunications — 1.2%
AT&T, Inc.
3.40%	05/15/25	45,000	42,287
4.80%	06/15/44	44,000	38,530

Issues	Maturity Date	Principal Amount		Value
Telecommunications (Continued)
Intelsat Jackson Holdings S.A. (Luxembourg)
9.75% (1)	07/15/25		$ 9,000	$9,450
Intelsat Jackson Holdings SA
8.50% (1)	10/15/24		6,000	5,974
Sprint Capital Corp.
6.88%	11/15/28		3,000	2,959
Sprint Communications, Inc.
7.00% (1)	03/01/20		6,000	6,233
Sprint Communications, Inc.
9.00% (1)	11/15/18		8,000	8,036
Sprint Corp.
7.63%	03/01/26		2,000	2,085
Verizon Communications, Inc.
5.25%	03/16/37		75,000	76,983

				192,537

Total Corporate Bonds
(Cost: $3,269,081)				3,313,105

MUNICIPAL BOND — 0.3% (Cost: $40,000)
Alabama Economic Settlement Authority, Revenue Bond
4.26%	09/15/32		40,000	40,032

FOREIGN GOVERNMENT BONDS — 44.2%
Australia Government Bond
2.75% (4)	04/21/24	AUD	99,000	71,796
Brazil Notas do Tesouro Nacional, Series F
10.00%	01/01/23	BRL	265,000	72,949
Bundesrepublik Deutschland (Germany)
1.25% (4)	08/15/48	EUR	33,000	39,621
2.25% (4)	09/04/21	EUR	90,000	110,095
Canadian Government Bond
0.50%	03/01/22	CAD	215,000	153,891
0.75%	03/01/21	CAD	416,000	305,437
Czech Republic Government Bond
0.45% (4)	10/25/23	CZK	3,680,000	150,441
France Government Bond OAT
2.50% (4)	05/25/30	EUR	154,000	205,877
3.25% (4)	10/25/21	EUR	170,000	213,516
French Republic Government Bond OAT
2.00% (4)	05/25/48	EUR	132,000	163,479
Indonesia Government International Bond
2.63% (4)	06/14/23	EUR	120,000	141,163
Indonesia Treasury Bond
8.38%	03/15/24	IDR	1,550,000,000	101,192
Ireland Government Bond
0.90% (4)	05/15/28	EUR	186,000	209,740
1.30% (4)	05/15/33	EUR	65,000	72,390
Italy Buoni Ordinari del Tesoro BOT
0.00% (4)	02/14/19	EUR	140,000	158,714

See accompanying notes to financial statements.

TCW Global Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount		Value
FOREIGN GOVERNMENT BONDS (Continued)
Italy Buoni Poliennali Del Tesoro
0.20%	10/15/20	EUR	235,000	$260,651
4.50%	03/01/24	EUR	142,000	174,157
Japan Government Ten-Year Bond
1.00%	09/20/21	JPY	95,800,000	876,336
Japan Government Thirty-Year Bond
2.00%	03/20/42	JPY	54,900,000	616,351
Japan Government Twenty Year Bond
0.50%	09/20/36	JPY	8,700,000	76,373
Korea Treasury Bond
1.88%	06/10/26	KRW	144,000,000	123,444
2.38%	12/10/27	KRW	94,000,000	83,365
Mexico Government Bond (BONOS)
8.00%	06/11/20	MXN	3,000,000	147,138
Norway Government Bond
1.75% (4)	02/17/27	NOK	650,000	76,649
2.00% (4)	05/24/23	NOK	1,020,000	123,827
Peruvian Government International Bond
6.35% (4)	08/12/28	PEN	435,000	133,465
Poland Government Bond
3.25%	07/25/25	PLN	265,000	70,765
Portugal Obrigacoes do Tesouro OT
2.13% (4)	10/17/28	EUR	140,000	162,329
4.75% (4)	06/14/19	EUR	172,000	200,979
Slovenia Government Bond
1.00% (4)	03/06/28	EUR	83,000	92,985
South Africa Government Bond
7.75%	02/28/23	ZAR	1,165,000	76,364
Spain Government Bond
0.05%	01/31/21	EUR	100,000	113,611
1.40%	01/31/20	EUR	131,000	151,655
2.75% (4)	10/31/24	EUR	192,000	242,041
2.90% (4)	10/31/46	EUR	128,000	153,839
United Kingdom Gilt
1.25% (4)	07/22/27	GBP	90,000	114,168
1.63% (4)	10/22/28	GBP	130,000	168,984
1.75% (4)	07/22/19	GBP	146,000	187,897
1.75% (4)	09/07/37	GBP	94,000	118,961
2.00% (4)	07/22/20	GBP	90,000	117,464
2.75% (4)	09/07/24	GBP	170,000	237,679

Total Foreign Government Bonds
(Cost: $7,674,137)				7,071,778

ASSET-BACKED SECURITIES — 2.0%
Babson CLO, Ltd. (13-IA-AR)
3.27% (1)(2)(3)	01/20/28		$ 40,000	39,951
Educational Funding of the South, Inc. (11-1-A2)
2.99% (3 mo. USD LIBOR + 0.650%) (2)	04/25/35		23,106	23,147

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (Continued)
Magnetite XI, Ltd. (14-11A-A1R)
3.56% (3 mo. USD LIBOR + 1.120%) (1)(2)	01/18/27	$20,000	$20,009
SLC Student Loan Trust (08-1-A4A)
3.93% (3 mo. USD LIBOR + 1.600%) (2)	12/15/32	52,353	53,965
SLM Student Loan Trust (07-3-A4)
2.55% (3 mo. USD LIBOR + 0.060%) (2)	01/25/22	50,000	48,837
SLM Student Loan Trust (11-2-A2)
3.48% (1 mo. USD LIBOR + 1.200%) (2)	10/25/34	50,000	51,534
Student Loan Consolidation Center (02-2-B2)
0.00% (28-Day Auction Rate) (1)(2)(5)	07/01/42	50,000	39,961
Voya CLO, Ltd. (15-2A-AR)
3.45% (1)(2)(3)	07/23/27	45,000	44,997

Total Asset-backed Securities
(Cost: $318,071)			322,401

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY — 3.2%
Fannie Mae (14-M12-FA)
2.46% (1 mo. USD LIBOR + 0.300%) (2)	10/25/21	6,466	6,472
Fannie Mae (16-M2-X3) (I/O)
2.00% (3)	04/25/36	2,257,930	103,292
Fannie Mae (16-M4-X2) (I/O)
2.63% (3)	01/25/39	1,642,945	150,445
Freddie Mac Multifamily Structured Pass Through Certificates (K019-X1) (I/O)
1.63% (3)	03/25/22	3,415,992	156,578
FREMF Mortgage Trust (10-K6-AX2) (I/O)
0.10% (1)(3)	12/25/46	96,625,801	90,021

Total Commercial Mortgage-backed Securities — Agency
(Cost: $496,790)			506,808

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 9.2%
Bank of America-First Union NB Commercial Mortgage (01-3-XC) (I/O)
1.19% (1)(3)(6)	04/11/37	1,720,144	2,749
Citigroup Commercial Mortgage Trust (14-GC23-XA) (I/O)
1.04% (3)	07/10/47	1,126,740	49,889
COMM Mortgage Trust (14-CR18-XA) (I/O)
1.15% (3)	07/15/47	4,532,922	170,117
COMM Mortgage Trust (15-CR22-XA) (I/O)
0.97% (3)	03/10/48	1,836,911	72,950
COMM Mortgage Trust (15-LC19-XA) (I/O)
1.18% (3)	02/10/48	2,706,064	153,681

See accompanying notes to financial statements.

TCW Global Bond Fund

October 31, 2018

Issues	Maturity Date	Principal Amount	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)
GS Mortgage Securities Trust (13-GC12-XA) (I/O)
1.44% (3)	06/10/46	$5,297,063	$254,058
GS Mortgage Securities Trust (14-GC26-XA) (I/O)
1.03% (3)	11/10/47	3,133,304	140,663
JP Morgan Chase Commercial Mortgage Securities Trust (11-C3-XB) (I/O)
0.53% (1)(3)	02/15/46	6,837,378	85,350
JP Morgan Chase Commercial Mortgage Securities Trust (14-C19-XA) (I/O)
1.12% (3)	04/15/47	5,496,494	98,009
Morgan Stanley Capital I Trust (15-420-A)
3.73% (1)	10/12/50	15,000	14,806
Morgan Stanley Capital I Trust (99-RM1-X) (I/O)
0.73% (1)(3)(6)	12/15/31	517,515	138
Wells Fargo Commercial Mortgage Trust (15-C26-XA) (I/O)
1.24% (3)	02/15/48	3,685,577	213,949
Wells Fargo Commercial Mortgage Trust (15-NXS1-XA) (I/O)
1.16% (3)	05/15/48	3,413,558	162,468
WF-RBS Commercial Mortgage Trust (11-C4-A3)
4.39% (1)	06/15/44	5,176	5,194
WFRBS Commercial Mortgage Trust (14-LC14-XA) (I/O)
1.29% (3)	03/15/47	1,025,893	43,821

Total Commercial Mortgage-backed Securities — Non-agency
(Cost: $1,441,318)			1,467,842

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY — 8.8%
Fannie Mae (07-52-LS) (I/O) (I/F)
3.77% (-1.00 X 1 mo. USD LIBOR + 6.050%) (2)	06/25/37	82,139	7,226
Fannie Mae (08-18-SM) (I/O) (I/F)
4.72% (-1.00 X 1 mo. USD LIBOR + 7.000%) (2)	03/25/38	71,789	7,791
Fannie Mae (09-115-SB) (I/O) (I/F)
3.97% (-1.00 X 1 mo. USD LIBOR + 6.250%) (2)	01/25/40	58,075	7,319
Fannie Mae (10-116-SE) (I/O) (I/F)
4.32% (-1.00 X 1 mo. USD LIBOR + 6.600%) (2)	10/25/40	117,041	15,586
Fannie Mae, Pool #AB3679
3.50%	10/01/41	103,532	101,102
Fannie Mae, Pool #AB4045
3.50%	12/01/41	137,114	134,762
Fannie Mae, Pool #AT5914
3.50%	06/01/43	50,776	49,743
Fannie Mae, Pool #BD7081
4.00%	03/01/47	87,604	87,748
Fannie Mae, Pool #CA2208
4.50%	08/01/48	9,886	10,132

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)
Fannie Mae, Pool #MA1527
3.00%	08/01/33	$31,532	$30,739
Fannie Mae, Pool #MA1652
3.50%	11/01/33	51,259	51,056
Freddie Mac (2990-ND) (I/F) (PAC)
11.10% (-2.54 X 1 mo. USD LIBOR + 16.891%) (2)	12/15/34	3,312	3,439
Freddie Mac (3439-SC) (I/O) (I/F)
3.62% (-1.00 X 1 mo. USD LIBOR + 5.900%) (2)	04/15/38	80,621	9,620
Freddie Mac, Pool #G08681
3.50%	12/01/45	76,088	74,319
Freddie Mac, Pool #G08698
3.50%	03/01/46	75,785	74,023
Freddie Mac, Pool #G08716
3.50%	08/01/46	75,654	73,842
Freddie Mac, Pool #G08721
3.00%	09/01/46	12,585	11,922
Freddie Mac, Pool #G08722
3.50%	09/01/46	7,653	7,476
Freddie Mac, Pool #G08726
3.00%	10/01/46	148,028	140,226
Freddie Mac, Pool #G08732
3.00%	11/01/46	17,125	16,222
Freddie Mac, Pool #G08762
4.00%	05/01/47	86,319	86,464
Freddie Mac, Pool #G08833
5.00%	07/01/48	14,488	15,140
Freddie Mac, Pool #G18592
3.00%	03/01/31	9,722	9,543
Freddie Mac TBA, 15 Year
3.50% (7)	03/01/33	25,000	24,989
Ginnie Mae (11-146-EI) (I/O) (PAC)
5.00%	11/16/41	81,898	17,093
Ginnie Mae (11-69-GI) (I/O)
5.00%	05/16/40	132,026	10,265
Ginnie Mae (12-7-PI) (I/O) (PAC)
3.50%	01/20/38	68,578	2,049
Ginnie Mae II, Pool #MA3597
3.50%	04/20/46	44,826	44,132
Ginnie Mae II, Pool #MA3663
3.50%	05/20/46	6,668	6,563
Ginnie Mae II, Pool #MA3803
3.50%	07/20/46	31,874	31,360
Ginnie Mae II, Pool #MA3873
3.00%	08/20/46	58,787	56,340
Ginnie Mae II, Pool #MA4454
5.00%	05/20/47	33,659	35,056

See accompanying notes to financial statements.

TCW Global Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)
Ginnie Mae II TBA, 30 Year
5.00% (7)	06/01/47	$25,000	$25,994
4.50% (7)	05/01/48	120,000	123,094

Total Residential Mortgage-backed Securities — Agency
(Cost: $1,487,734)			1,402,375

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 5.3%
ACE Securities Corp. Home Equity Loan Trust (05-HE3-M2)
2.96% (1 mo. USD LIBOR + 0.675%) (2)	05/25/35	53,013	53,473
Banc of America Funding Trust (05-C-A3)
2.58% (1 mo. USD LIBOR + 0.300%) (2)	05/20/35	55,445	54,730
BCMSC Trust (00-A-A4)
8.29% (3)	06/15/30	189,525	74,806
Bear Stearns ALT-A Trust (05-8-11A1)
2.82% (1 mo. USD LIBOR + 0.540%) (2)	10/25/35	68,767	67,613
First Horizon Mortgage Pass-Through Trust (05-AR4-2A1)
4.11% (3)	10/25/35	67,296	65,030
Green Tree Financial Corp. (98-6-A8)
6.66% (3)	06/01/30	22,624	23,721
JPMorgan Mortgage Trust (05-A6-7A1)
4.37% (3)	08/25/35	40,906	40,204
Lehman XS Trust (06-9-A1B)
2.44% (1 mo. USD LIBOR + 0.160%) (2)	05/25/46	31,043	43,753
Merrill Lynch Alternative Note Asset Trust (07-A3-A2D)
2.61% (1 mo. USD LIBOR + 0.330%) (2)(8)	04/25/37	1,251,739	127,112
MortgageIT Trust (05-1-1A1)
2.92% (1 mo. USD LIBOR + 0.640%) (2)	02/25/35	57,556	57,693
Structured Adjustable Rate Mortgage Loan Trust (04-18-4A1)
4.21% (3)	12/25/34	46,264	45,838
Structured Asset Mortgage Investments II Trust (05-AR6-2A1)
2.90% (1 mo. USD LIBOR + 0.310%) (2)	09/25/45	59,350	58,788

Issues	Maturity Date	Principal Amount		Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)
Structured Asset Mortgage Investments, Inc. (06-AR3-22A1)
3.82% (3)	05/25/36		$ 192,106	$135,119

Total Residential Mortgage-backed Securities — Non-agency
(Cost: $791,476)				847,880

Total Fixed Income Securities
(Cost: $15,518,607)				14,972,221

Security		Shares
INVESTMENT COMPANIES — 2.2%
TCW Emerging Markets Income Fund — I Class (9)			45,767	355,611

Total Investment Companies
(Cost: $367,936)				355,611

MONEY MARKET INVESTMENTS — 0.7%
State Street Institutional U.S. Government Money Market Fund — Premier Class, 2.09% (10)			118,577	118,577

Total Money Market Investments
(Cost: $118,577)				118,577

		Principal Amount
SHORT TERM INVESTMENTS — 4.5%
FOREIGN GOVERNMENT BONDS — 3.9%
Japan Treasury Bill
0.00% (5)	12/03/18	JPY	45,000,000	398,793
0.00% (5)	11/19/18	JPY	24,900,000	220,650

Total Foreign Government Bonds
(Cost: $627,281)				619,443

U.S. TREASURY SECURITY — 0.6% (Cost: $92,772)
U.S. Treasury Bill
2.12% (11)(12)	12/13/18		93,000	92,768

Total Short Term Investments
(Cost: $720,053)				712,211

Total Investments (101.1%)
(Cost: $16,725,173)				16,158,620
Liabilities In Excess Of Other Assets (-1.1%)				(177,257)

Net Assets (100.0%)				$15,981,363

See accompanying notes to financial statements.

TCW Global Bond Fund

October 31, 2018

Forward Currency Exchange Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (13)
Goldman Sachs & Co.	EUR	365,000	01/31/19	$418,187	$417,022	$(1,165)
Bank of America	NOK	3,005,000	01/31/19	361,791	359,047	(2,744)
Bank of America	PLN	360,000	01/31/19	95,258	94,219	(1,039)
Goldman Sachs & Co.	SEK	635,000	01/31/19	70,207	70,087	(120)

				$945,443	$940,375	$(5,068)

SELL (14)
Citibank N.A.	BRL	265,000	08/28/19	$62,097	$69,461	$(7,364)
Goldman Sachs & Co.	EUR	140,000	02/14/19	164,639	160,152	4,487

				$226,736	$229,613	$(2,877)

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional Value	Market Value	Net Unrealized Appreciation (Depreciation)
BUY
8	2-Year U.S. Treasury Note Futures	12/31/18	$1,689,700	$1,685,250	$(4,450)
17	5-Year U.S. Treasury Note Futures	12/31/18	1,922,081	1,910,508	(11,573)
3	U.S. Ultra Long Bond Futures	12/19/18	476,561	447,655	(28,906)

			$4,088,342	$4,043,413	$(44,929)

SELL
7	10-Year U.S. Treasury Note Futures	12/19/18	$891,796	$875,766	$(16,030)

See accompanying notes to financial statements.

TCW Global Bond Fund

Schedule of Investments (Continued)

Notes to Schedule of Investments:

CLO -	Collateralized Loan Obligation.
EETC -	Enhanced Equipment Trust Certificate.
I/F -	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O -	Interest Only Security.
PAC -	Planned Amortization Class.
REIT -	Real Estate Investment Trust.
TBA -	To be Announced.
AUD -	Australian Dollar.
BRL -	Brazilian Real.
CAD -	Canadian Dollar.
CZK -	Czech Koruna.
EUR -	Euro Currency.
GBP -	British Pound Sterling.
IDR -	Indonesian Rupiah.
JPY -	Japanese Yen.
MXN -	Mexican Peso.
NOK -	Norwegian Krone.
PEN -	Peruvian Nuevo Sol.
PLN -	Polish Zloty.
SEK -	Swedish Krona.
ZAR -	South African Rand.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2018, the value of these securities amounted to $771,488 or 4.8% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2018.
(3)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(4)	Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At October 31, 2018, the value of these securities amounted to $3,785,687 or 23.7% of net assets.
(5)	Security is not accruing interest.
(6)	Restricted security (Note 10).
(7)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(8)	For fair value measurement disclosure purposes, security is categorized as Level 3.
(9)	Affiliated issuer.
(10)	Rate disclosed is the 7-day net yield as of October 31, 2018.
(11)	Rate shown represents yield-to-maturity.
(12)	All or a portion of this security is held as collateral for open futures contracts.
(13)	Fund buys foreign currency, sells U.S. Dollar.
(14)	Fund sells foreign currency, buys U.S. Dollar.

See accompanying notes to financial statements.

TCW Global Bond Fund

October 31, 2018

The summary of the TCW Global Bond Fund transactions in the affiliated fund for the year ended October 31, 2018 is as follows:

Name of Affiliated Fund	Value at October 31, 2017 (In Thousands)	Purchases at Cost (In Thousands)	Proceeds from Sales (In Thousands)	Number of Shares Held October 31, 2018	Value at October 31, 2018 (In Thousands)	Dividends and Interest Income Received (In Thousands)	Distributions Received from Net Realized Gain (In thousands)	Net Realized Gain/(Loss) on Investments (In thousands)	Net change in Unrealized Gain/(Loss) on Investments (In thousands)
TCW Emerging Markets Income Fund—I Class
	$—	$368	$—	45,767	$356	$4	$—	$—	$(12)

Total					$356	$4	$—	$—	$(12)

See accompanying notes to financial statements.

TCW Global Bond Fund

Investments by Industry

Industry	Percentage of Net Assets
Advertising	0.0	%*
Aerospace/Defense	0.4
Airlines	0.9
Asset-Backed Securities	2.0
Auto Manufacturers	1.0
Banks	5.6
Beverages	0.5
Biotechnology	0.5
Chemicals	0.3
Commercial Mortgage-Backed Securities — Agency	3.2
Commercial Mortgage-Backed Securities — Non-Agency	9.2
Commercial Services	0.2
Cosmetics/Personal Care	0.0	*
Diversified Financial Services	0.2
Electric	1.1
Electronics	0.0	*
Environmental Control	0.0	*
Food	0.2
Foreign Government Bonds	44.2
Forest Products & Paper	0.3
Healthcare-Products	0.3
Healthcare-Services	1.2
Household Products/Wares	0.0	*
Insurance	0.5
Internet	0.0	*
Investment Companies	2.2
Media	0.6
Miscellaneous Manufacturers	1.1
Municipal Bonds	0.3
Oil & Gas	0.8
Packaging & Containers	0.1
Pharmaceuticals	0.6
Pipelines	0.4
REIT	2.3
Residential Mortgage-Backed Securities — Agency	8.8
Residential Mortgage-Backed Securities — Non-Agency	5.3
Retail	0.4
Short Term Investments	4.5
Software	0.0	*
Telecommunications	1.2
Money Market Investments	0.7

Total	101.1%

*	Amount rounds to less than 0.1%

See accompanying notes to financial statements.

TCW Global Bond Fund

Investments by Country	October 31, 2018

Country	Percentage of Net Assets
Australia	0.4%
Bermuda	0.2
Brazil	0.5
Canada	2.9
Cayman Islands	0.7
Czech Republic	0.9
France	3.6
Germany	0.9
Great Britain	6.1
Indonesia	1.5
Ireland	1.8
Italy	3.7
Japan	13.7
Luxembourg	0.1
Mexico	1.7
Netherlands	0.0 *
Norway	1.3
Peru	0.8
Poland	0.4
Portugal	2.3
Slovenia	0.6
South Africa	0.5
South Korea	1.3
Spain	4.1
United States	51.1

Total	101.1%

*	Amount rounds to less than 0.1%

See accompanying notes to financial statements.

TCW Global Bond Fund

Fair Valuation Summary	October 31, 2018

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Corporate Bonds*	$—	$3,313,105	$—	$3,313,105
Municipal Bonds	—	40,032	—	40,032
Foreign Government Bonds	—	7,071,778	—	7,071,778
Asset-Backed Securities	—	322,401	—	322,401
Commercial Mortgage-Backed Securities — Agency	—	506,808	—	506,808
Commercial Mortgage-Backed Securities — Non-Agency	—	1,467,842	—	1,467,842
Residential Mortgage-Backed Securities — Agency	—	1,402,375	—	1,402,375
Residential Mortgage-Backed Securities — Non-Agency	—	720,768	127,112	847,880

Total Fixed Income Securities	—	14,845,109	127,112	14,972,221

Investment Companies	355,611	—	—	355,611
Money Market Investments	118,577	—	—	118,577
Short-Term Investments	92,768	619,443	—	712,211

Total Investments	566,956	15,464,552	127,112	16,158,620

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	4,487	—	4,487

Total Investments	$566,956	$15,469,039	$127,112	$16,163,107

Liability Derivatives
Forward Currency Contracts
Foreign Currency Risk	$—	$(12,432)	$—	$(12,432)
Futures
Interest Rate Risk	(60,959)	—	—	(60,959)

Total	$(60,959)	$(12,432)	$—	$(73,391)

*	See Schedule of Investments for corresponding industries.

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Schedule of Investments	October 31, 2018

Issues	Maturity Date	Principal Amount	Value
FIXED INCOME SECURITIES — 88.1% of Net Assets
BANK LOANS — 6.8%
Commercial Services — 1.8%
Mister Car Wash, Inc., Term Loan B
5.54% (3 mo. USD LIBOR + 3.250%) (1)	08/20/21	$32,339	$32,514
SBA Senior Finance II LLC 2018 Term Loan B
4.31% (3 mo. USD LIBOR + 2.000%) (1)	04/11/25	74,813	74,749
Scientific Games International, Inc., 2018 Term Loan B5
5.04% (3 mo. USD LIBOR + 2.750%) (1)	08/14/24	32,798	32,525
SS&C Technologies Holdings Europe S.A.R.L. 2018 Term Loan B4
4.55% (3 mo. USD LIBOR + 2.500%) (1)	04/16/25	24,292	24,199
SS&C Technologies, Inc. 2018 Term Loan B3
4.55% (3 mo. USD LIBOR + 2.500%) (1)	04/16/25	62,672	62,433

			226,420

Electric — 0.8%
TEX Operations Co. LLC, Exit Term Loan B
4.30% (3 mo. USD LIBOR + 2.000%) (1)	08/04/23	36,002	35,964
Vistra Energy Corp. 1st Lien Term Loan B3
4.29% (3 mo. USD LIBOR + 2.000%) (1)	12/31/25	62,843	62,728

			98,692

Entertainment — 0.4%
Churchill Downs, Inc. 2017 Term Loan B
4.31% (3 mo. USD LIBOR + 2.000%) (1)	12/27/24	56,573	56,749

Food — 0.1%
Dhanani Group, Inc. 2018 Term Loan B
6.05% (3 mo. USD LIBOR +3.75%) (1)	07/20/25	14,962	14,935

Healthcare-Products — 0.1%
Auris Luxembourg III S.A.R.L. 2018 USD Term Loan B
3.75% (3 mo. USD LIBOR + 3.750%) (1)	07/20/25	16,500	16,641

Healthcare-Services — 0.6%
BCPE Eagle Buyer LLC, 2017 1st Lien Term Loan
6.55% (3 mo. USD LIBOR + 4.250%) (1)	03/18/24	12,805	12,645
BCPE Eagle Buyer LLC, 2017 2nd Lien Term Loan
10.30% (3 mo. USD LIBOR + 8.000%) (1)	03/17/25	13,000	12,826

Issues	Maturity Date	Principal Amount	Value
Healthcare-Services (Continued)
Gentiva Health Services, Inc. 2018 1st Lien Term Loan
6.06% (3 mo. USD LIBOR + 3.750%) (1)	07/02/25	$48,869	$49,144

			74,615

Lodging — 0.3%
CityCenter Holdings, LLC, 2017 Term Loan B
4.55% (3 mo. USD LIBOR + 2.500%) (1)	04/18/24	32,439	32,413

Pharmaceuticals — 0.4%
Alphabet Holding Co., Inc., 2017 1st Lien Term Loan
5.80% (3 mo. USD LIBOR + 3.500%) (1)	09/26/24	32,446	31,160
PharMerica Corp., 2nd Lien Term Loan
10.03% (3 mo. USD LIBOR + 8.750%) (1)	12/07/25	26,000	25,870

			57,030

Retail — 0.7%
1011778 B.C. Unlimited Liability Co., Term Loan B3
4.55% (3 mo. USD LIBOR + 2.250%) (1)	02/16/24	88,647	88,415

Software — 1.5%
First Data Corp., 2017 Term Loan
4.29% (3 mo. USD LIBOR + 2.000%) (1)	07/08/22	34,174	34,100
First Data Corp., 2024 Term Loan
4.29% (3 mo. USD LIBOR + 2.000%) (1)	04/26/24	127,364	126,820
TierPoint LLC, 2017 1st Lien Term Loan
6.05% (3 mo. USD LIBOR + 3.750%) (1)	05/06/24	35,296	34,767

			195,687

Telecommunications — 0.1%
Intelsat Jackson Holdings S.A., 2017 Term Loan B5
6.63% (3 mo. USD LIBOR + 6.625%) (1)	01/02/24	14,000	14,405

Total Bank Loans
(Cost: $875,994)			876,002

CORPORATE BONDS — 81.3%
Advertising — 0.7%
Clear Channel International BV
8.75% (2)	12/15/20	68,000	69,573
Lamar Media Corp.
5.75%	02/01/26	21,000	21,236

			90,809

Aerospace/Defense — 0.7%
Bombardier, Inc. (Canada)
6.13% (2)	01/15/23	27,000	26,798

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value
Aerospace/Defense (Continued)
KLX, Inc.
5.88% (2)	12/01/22	$64,000	$65,923

			92,721

Airlines — 4.3%
American Airlines, Inc. Pass-Through Trust (13-2-B) (EETC)
5.60% (2)	01/15/22	236,833	240,693
Continental Airlines, Inc. Pass-Through Certificates (99-1-A) (EETC)
6.55%	08/02/20	59,113	59,607
Delta Air Lines, Inc. Pass-Through Certificates (02-1-G-1) (EETC)
6.72%	07/02/24	236,805	250,774

			551,074

Chemicals — 1.5%
Axalta Coating Systems LLC
4.88% (2)	08/15/24	160,000	151,800
Kissner Holdings LP / Kissner Milling Co., Ltd. / BSC Holding, Inc. / Kissner USA (Canada)
8.38% (2)	12/01/22	11,000	11,261
Valvoline, Inc.
4.38%	08/15/25	34,000	31,408

			194,469

Coal — 0.1%
SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp.
7.50% (2)	06/15/25	18,000	18,292

Commercial Services — 2.2%
Gartner, Inc.
5.13% (2)	04/01/25	8,000	7,960
IHS Markit, Ltd.
4.00% (2)	03/01/26	85,000	80,210
4.75% (2)	02/15/25	11,000	10,917
Matthews International Corp.
5.25% (2)	12/01/25	53,000	49,889
Service Corp. International
4.50%	11/15/20	92,000	92,058
4.63%	12/15/27	42,000	39,480

			280,514

Computers — 0.8%
EMC Corp.
2.65%	06/01/20	100,000	97,625

Diversified Financial Services — 1.6%
Ally Financial, Inc.
3.25%	11/05/18	208,000	207,470

Issues	Maturity Date	Principal Amount	Value
Electric — 0.6%
NextEra Energy Operating Partners LP
4.25% (2)	09/15/24	$3,000	$2,865
4.50% (2)	09/15/27	74,000	68,635

			71,500

Electrical Components & Equipment — 0.3%
Energizer Gamma Acquisition, Inc.
6.38% (2)	07/15/26	34,000	34,085

Electronics — 0.4%
Itron, Inc.
5.00% (2)	01/15/26	61,000	56,959

Entertainment — 1.0%
Caesars Resort Collection LLC / CRC Finco, Inc.
5.25% (2)	10/15/25	23,000	21,505
Delta Merger Sub, Inc.
6.00% (2)	09/15/26	45,000	44,241
Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp.
6.13% (2)	08/15/21	42,000	41,895
WMG Acquisition Corp.
5.50% (2)	04/15/26	27,000	26,359

			134,000

Environmental Control — 1.9%
Clean Harbors, Inc.
5.13%	06/01/21	138,000	138,345
Covanta Holding Corp.
5.88%	07/01/25	14,000	13,615
GFL Environmental, Inc.
5.38% (2)	03/01/23	47,000	43,240
Waste Pro USA, Inc.
5.50% (2)	02/15/26	45,000	42,750

			237,950

Food — 3.1%
B&G Foods, Inc.
4.63%	06/01/21	72,000	71,820
Chobani LLC / Chobani Finance Corp., Inc.
7.50% (2)	04/15/25	39,000	33,491
Kraft Heinz Foods Co.
4.88% (2)	02/15/25	50,000	50,766
Nathan’s Famous, Inc.
6.63% (2)	11/01/25	15,000	14,972
Pilgrim’s Pride Corp.
5.75% (2)	03/15/25	43,000	40,313
5.88% (2)	09/30/27	48,000	43,680
Post Holdings, Inc.
5.50% (2)	03/01/25	50,000	48,500
5.63% (2)	01/15/28	103,000	97,108

			400,650

See accompanying notes to financial statements.

TCW High Yield Bond Fund

October 31, 2018

Issues	Maturity Date	Principal Amount	Value
Healthcare-Products — 1.5%
Hill-Rom Holdings, Inc.
5.75% (2)	09/01/23	$58,000	$58,870
Hologic, Inc.
4.63% (2)	02/01/28	60,000	54,903
Teleflex, Inc.
4.63%	11/15/27	80,000	74,300
4.88%	06/01/26	3,000	2,929

			191,002

Healthcare-Services — 8.1%
Acadia Healthcare Co., Inc.
6.50%	03/01/24	62,000	63,333
Centene Corp.
4.75%	05/15/22	71,000	71,444
5.63%	02/15/21	96,000	97,680
CHS / Community Health Systems, Inc.
5.13%	08/01/21	8,000	7,620
6.25%	03/31/23	47,000	43,402
HCA, Inc.
5.25%	04/15/25	238,000	243,653
6.50%	02/15/20	92,000	95,220
Polaris Intermediate Corp.
8.50% (2)	12/01/22	6,000	6,165
Tenet Healthcare Corp.
4.50%	04/01/21	93,000	92,651
4.63%	07/15/24	123,000	118,861
4.75%	06/01/20	119,000	119,446
WellCare Health Plans, Inc.
5.25%	04/01/25	80,000	80,000

			1,039,475

Holding Companies-Diversified — 0.2%
Trident Merger Sub, Inc.
6.63% (2)	11/01/25	30,000	28,125

Household Products/Wares — 0.7%
Central Garden & Pet Co.
5.13%	02/01/28	39,000	36,075
Spectrum Brands, Inc.
6.13%	12/15/24	16,000	16,080
6.63%	11/15/22	37,000	37,879

			90,034

Internet — 0.6%
Zayo Group LLC / Zayo Capital, Inc.
5.75% (2)	01/15/27	75,000	73,702

Iron & Steel — 0.2%
Big River Steel LLC / BRS Finance Corp.
7.25% (2)	09/01/25	19,000	19,855

Issues	Maturity Date	Principal Amount	Value
Lodging — 1.0%
Boyd Gaming Corp.
6.00%	08/15/26	$48,000	$46,560
Sugarhouse HSP Gaming Prop Mezz LP / Sugarhouse HSP Gaming Finance Corp.
5.88% (2)	05/15/25	32,000	30,280
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
5.25% (2)	05/15/27	24,000	21,810
5.50% (2)	03/01/25	24,000	22,890

			121,540

Machinery-Diversified — 0.1%
Titan Acquisition, Ltd. / Titan Co-Borrower LLC
7.75% (2)	04/15/26	16,000	13,321

Media — 11.2%
Altice US Finance I Corp. (Luxembourg)
5.38% (2)	07/15/23	200,000	200,462
AMC Networks, Inc.
4.75%	08/01/25	37,000	34,547
Cable One, Inc.
5.75% (2)	06/15/22	97,000	98,697
CCO Holdings LLC / CCO Holdings Capital Corp.
5.13% (2)	05/01/27	278,000	262,013
CSC Holdings LLC
5.38% (2)	02/01/28	200,000	189,000
8.63%	02/15/19	108,000	109,350
DISH DBS Corp.
5.88%	11/15/24	10,000	8,525
7.75%	07/01/26	10,000	8,887
DISH Network Corp.
3.38%	08/15/26	44,000	39,312
EW Scripps Co. (The)
5.13% (2)	05/15/25	32,000	30,162
Midcontinent Communications & Finance Co.
6.88% (2)	08/15/23	45,000	47,081
Radiate Holdco LLC / Radiate Finance, Inc.
6.88% (2)	02/15/23	14,000	13,510
Sinclair Television Group, Inc.
6.13%	10/01/22	82,000	83,640
Sirius XM Radio, Inc.
3.88% (2)	08/01/22	208,000	200,730
TEGNA, Inc.
5.13%	10/15/19	75,000	74,906
Univision Communications, Inc.
5.13% (2)	02/15/25	33,000	30,278

			1,431,100

Oil & Gas — 5.4%
Centennial Resource Production LLC
5.38% (2)	01/15/26	22,000	21,560

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value
Oil & Gas (Continued)
CrownRock LP / CrownRock Finance, Inc.
5.63% (2)	10/15/25	$13,000	$12,383
Diamondback Energy, Inc.
5.38%	05/31/25	42,000	42,000
Endeavor Energy Resources LP / EER Finance, Inc.
5.75% (2)	01/30/28	23,000	23,863
Ensco PLC (United Kingdom)
7.75%	02/01/26	35,000	32,769
EQT Corp.
3.90%	10/01/27	65,000	59,255
Gulfport Energy Corp.
6.38%	05/15/25	4,000	3,815
Matador Resources Co.
5.88% (2)	09/15/26	42,000	41,265
Newfield Exploration Co.
5.75%	01/30/22	114,000	118,132
Parsley Energy LLC / Parsley Finance Corp.
5.25% (2)	08/15/25	48,000	46,620
Range Resources Corp.
4.88%	05/15/25	29,000	26,970
5.00%	03/15/23	20,000	19,400
Seven Generations Energy, Ltd. (Canada)
5.38% (2)	09/30/25	31,000	28,946
Sunoco LP / Sunoco Finance Corp.
4.88% (2)	01/15/23	53,000	51,012
5.88% (2)	03/15/28	60,000	56,100
Transocean Pontus, Ltd.
6.13% (2)	08/01/25	71,000	70,734
WPX Energy, Inc.
5.25%	09/15/24	19,000	18,786
5.75%	06/01/26	13,000	13,000

			686,610

Oil & Gas Services — 1.4%
Transocean Proteus, Ltd.
6.25% (2)	12/01/24	147,050	147,050
USA Compression Partners LP / USA Compression Finance Corp.
6.88% (2)	04/01/26	33,000	33,454

			180,504

Packaging & Containers — 6.3%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (Ireland)
4.25% (2)	09/15/22	200,000	194,260
Ball Corp.
4.00%	11/15/23	92,000	89,700
4.38%	12/15/20	45,000	45,225
Berry Global, Inc.
4.50% (2)	02/15/26	55,000	51,562

Issues	Maturity Date	Principal Amount	Value
Packaging & Containers (Continued)
Berry Plastics Corp.
5.13%	07/15/23	$34,000	$33,873
Crown Americas LLC / Crown Americas Capital Corp. V
4.25%	09/30/26	53,000	48,230
Graphic Packaging International, Inc.
4.88%	11/15/22	50,000	50,000
Multi-Color Corp.
4.88% (2)	11/01/25	47,000	43,123
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer (Luxembourg)
5.94% (3 mo. USD LIBOR + 3.500%) (1)(2)	07/15/21	142,000	143,775
Sealed Air Corp.
5.25% (2)	04/01/23	62,000	61,767
5.50% (2)	09/15/25	13,000	12,870
Silgan Holdings, Inc.
4.75%	03/15/25	27,000	25,751

			800,136

Pharmaceuticals — 3.1%
Bausch Health Cos, Inc. (Canada)
5.50% (2)	11/01/25	149,000	146,579
5.88% (2)	05/15/23	121,000	116,009
9.25% (2)	04/01/26	29,000	30,559
Elanco Animal Health, Inc.
3.91% (2)	08/27/21	66,000	66,043
4.90% (2)	08/28/28	42,000	41,571

			400,761

Pipelines — 5.8%
Cheniere Corpus Christi Holdings LLC
5.13%	06/30/27	11,000	10,808
Cheniere Energy Partners LP
5.63% (2)	10/01/26	58,000	57,275
Energy Transfer LP
5.50%	06/01/27	95,000	96,810
5.88%	01/15/24	13,000	13,666
Kinder Morgan Energy Partners LP
2.65%	02/01/19	113,000	112,885
NGPL PipeCo LLC
4.38% (2)	08/15/22	79,000	78,407
Rockies Express Pipeline LLC
5.63% (2)	04/15/20	129,000	132,444
6.00% (2)	01/15/19	71,000	71,195
6.88% (2)	04/15/40	6,000	6,555
Targa Resources Partners LP / Targa Resources Partners Finance Corp.
5.88% (2)	04/15/26	27,000	27,236

See accompanying notes to financial statements.

TCW High Yield Bond Fund

October 31, 2018

Issues	Maturity Date	Principal Amount	Value
Pipelines (Continued)
TransMontaigne Partners LP / TLP Finance Corp.
6.13%	02/15/26	$55,000	$51,838
Williams Cos., Inc. (The)
3.70%	01/15/23	37,000	36,360
4.55%	06/24/24	42,000	42,429

			737,908

REIT — 1.2%
GLP Capital LP / GLP Financing II, Inc.
4.88%	11/01/20	63,000	63,945
5.75%	06/01/28	35,000	35,503
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc.
4.50%	01/15/28	40,000	35,750
5.63%	05/01/24	17,000	17,085

			152,283

Retail — 3.1%
1011778 BC ULC / New Red Finance, Inc. (Canada)
4.25% (2)	05/15/24	47,000	44,297
Cumberland Farms, Inc.
6.75% (2)	05/01/25	22,000	22,605
IRB Holding Corp.
6.75% (2)	02/15/26	16,000	15,360
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC
4.75% (2)	06/01/27	24,000	22,620
5.00% (2)	06/01/24	60,000	59,325
5.25% (2)	06/01/26	97,000	95,424
Party City Holdings, Inc.
6.63% (2)	08/01/26	25,000	24,375
Rite Aid Corp.
6.13% (2)	04/01/23	130,000	111,069

			395,075

Software — 0.8%
CDK Global, Inc.
3.80%	10/15/19	69,000	69,048
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc.
5.75% (2)	03/01/25	32,000	31,401

			100,449

Telecommunications — 11.1%
Frontier Communications Corp.
7.13%	01/15/23	122,000	82,472
8.50% (2)	04/01/26	23,000	21,448
Intelsat Jackson Holdings S.A. (Luxembourg)
5.50%	08/01/23	226,000	202,835
9.75% (2)	07/15/25	37,000	38,850

Issues	Maturity Date	Principal Amount	Value
Telecommunications (Continued)
Level 3 Financing, Inc.
5.25%	03/15/26	$49,000	$47,163
6.13%	01/15/21	37,000	37,141
Qwest Corp.
6.75%	12/01/21	118,000	123,457
Sprint Capital Corp.
8.75%	03/15/32	136,000	148,920
Sprint Communications, Inc.
7.00% (2)	03/01/20	119,000	123,611
Sprint Corp.
7.13%	06/15/24	60,000	61,500
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC
4.74% (2)	09/20/29	166,000	166,207
T-Mobile USA, Inc.
4.75%	02/01/28	191,000	176,914
6.50%	01/15/24	176,000	182,600
Windstream Services LLC / Windstream Finance Corp.
9.00% (2)	06/30/25	6,000	4,348

			1,417,466

Trucking & Leasing — 0.3%
Avolon Holdings Funding, Ltd.
5.13% (2)	10/01/23	45,000	44,269

Total Corporate Bonds
(Cost: $10,532,018)			10,391,733

Total Fixed Income Securities
(Cost: $11,408,012)			11,267,735

		Shares
COMMON STOCK — 0.4% (Cost: $327,224)
Electric — 0.4%
Homer City Holdings LLC — Series A (3)(4)		5,610	47,685

Total Common Stock
(Cost: $327,224)			47,685

MONEY MARKET INVESTMENTS — 1.8%
State Street Institutional U.S. Government Money Market Fund — Premier Class, 2.09% (5)		231,613	231,613

Total Money Market Investments
(Cost: $231,613)			231,613

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value
SHORT TERM INVESTMENTS — 7.9%
U.S. Treasury Securities — 7.9%
U.S. Treasury Bill
2.12% (6)(7)	12/13/18	$31,000	$30,923
2.30% (6)	01/31/19	179,000	177,967
2.40% (6)	04/04/19	505,000	499,886
2.43% (6)	04/11/19	302,000	298,770

Total U.S. Treasury Securities
(Cost: $1,007,579)			1,007,546

Total Short Term Investments
(Cost: $1,007,579)			1,007,546

Total Investments (98.2%)
(Cost: $12,974,428)			12,554,579
Excess Of Other Assets Over Liabilities (1.8%)			235,319

Net Assets (100.0%)			$12,789,898

Credit Default Swaps — Buy Protection

Notional Amount (8)	Implied Credit Spread (9)	Expiration Date	Counterparty	Reference Entity	Fixed Deal Pay Rate	Payment Frequency	Unrealized Appreciation (Depreciation)	Premium Paid	Value (10)
OTC Swaps
$250,000	0.499%	3/20/19	Goldman Sachs International	Arconic, Inc.	1.0%	Quarterly	$(1,257)	$639	$(618)

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional Value	Market Value	Net Unrealized Appreciation (Depreciation)
Long Futures
9	2-Year U.S. Treasury Note Futures	12/31/18	$1,900,696	$1,895,906	$(4,790)
14	5-Year U.S. Treasury Note Futures	12/31/18	1,572,872	1,573,359	487

			$3,473,568	$3,469,265	$(4,303)

Short Futures
1	10-Year U.S. Treasury Note Futures	12/19/18	$(128,310)	$(125,109)	$3,201

See accompanying notes to financial statements.

TCW High Yield Bond Fund

October 31, 2018

Notes to Schedule of Investments:

EETC -	Enhanced Equipment Trust Certificate.
OTC -	Over the Counter.
REIT -	Real Estate Investment Trust.
(1)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2018.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2018, the value of these securities amounted to $5,485,960 or 42.9% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3.
(4)	Non-income producing security.
(5)	Rate disclosed is the 7-day net yield as of October 31, 2018.
(6)	Rate shown represents yield-to-maturity.
(7)	All or a portion of this security is held as collateral for open futures contracts.
(8)	The maximum potential amount the Fund could receive as buyer of protection if a credit event occurred as defined under the terms of that particular swap agreement.
(9)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(10)	The value of a credit default swap agreement serves as an indicator of the current status of the payments/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit worthiness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreements.

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Investments by Industry

Industry	Percentage of Net Assets
Advertising	0.7%
Aerospace/Defense	0.7
Airlines	4.3
Chemicals	1.5
Coal	0.1
Commercial Services	4.0
Computers	0.8
Diversified Financial Services	1.6
Electric	1.8
Electrical Components & Equipment	0.3
Electronics	0.4
Entertainment	1.4
Environmental Control	1.9
Food	3.2
Healthcare-Products	1.6
Healthcare-Services	8.7
Holding Companies-Diversified	0.2
Household Products/Wares	0.7
Internet	0.6
Iron & Steel	0.2
Lodging	1.3
Machinery-Diversified	0.1
Media	11.2
Oil & Gas	5.4
Oil & Gas Services	1.4
Packaging & Containers	6.3
Pharmaceuticals	3.5
Pipelines	5.8
REIT	1.2
Retail	3.8
Short Term Investments	7.9
Software	2.3
Telecommunications	11.2
Trucking & Leasing	0.3
Money Market Investments	1.8

Total	98.2%

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Fair Valuation Summary	October 31, 2018

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Bank Loans*	$—	$876,002	$—	$876,002
Corporate Bonds*	—	10,391,733	—	10,391,733

Total Fixed Income Securities	—	11,267,735	—	11,267,735

Equity Securities
Common Stock*	—	—	47,685	47,685
Money Market Investments	231,613	—	—	231,613
Short-Term Investments*	1,007,546	—	—	1,007,546

Total Investments	1,239,159	11,267,735	47,685	12,554,579

Asset Derivatives
Futures
Interest Rate Risk	3,688	—	—	3,688

Total Investments	$1,242,847	$11,267,735	$47,685	$12,558,267

Liability Derivatives
Swap Agreements
Credit Risk	$—	$(618)	$—	$(618)
Futures
Interest Rate Risk	(4,790)	—	—	(4,790)

Total	$(4,790)	$(618)	$—	$(5,408)

*	See Schedule of Investments for corresponding industries.

See accompanying notes to financial statements.

TCW Short Term Bond Fund

Schedule of Investments

Issues	Maturity Date	Principal Amount	Value
FIXED INCOME SECURITIES — 92.3% of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY — 6.8%
Fannie Mae, Pool #AM6161
2.28%	08/01/19	$59,484	$59,221
Fannie Mae, Pool #AM7028
2.35% (1 mo. USD LIBOR + 0.240%) (1)	10/01/19	65,000	64,949
Fannie Mae, Pool #464321
4.36%	01/01/20	43,709	44,105
Fannie Mae (15-M10-FA)
2.41% (1 mo. USD LIBOR + 0.250%) (1)	03/25/19	888	886
Freddie Mac Multifamily Structured Pass-Through Certificates (J15F-A1)
2.36%	07/25/20	23,043	22,935
Freddie Mac Multifamily Structured Pass-Through Certificates (K004-A1)
3.41%	05/25/19	73,574	73,591
Freddie Mac Multifamily Structured Pass-Through Certificates (K707-A2)
2.22%	12/25/18	23,824	23,782
Freddie Mac Multifamily Structured Pass-Through Certificates (KF04-A)
2.57% (1 mo. USD LIBOR + 0.310%) (1)	06/25/21	8,968	8,964
Freddie Mac Multifamily Structured Pass-Through Certificates (KF14-A)
2.91% (1 mo. USD LIBOR + 0.650%) (1)	01/25/23	15,104	15,134
Freddie Mac Multifamily Structured Pass-Through Certificates (KJ02-A2)
2.60%	09/25/20	139,359	138,255
Freddie Mac Multifamily Structured Pass-Through Certificates (KP02-A2)
2.36% (2)	04/25/21	40,680	40,460

Total Commercial Mortgage-backed Securities — Agency
(Cost: $494,276)			492,282

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 0.5%
JPMorgan Chase Commercial Mortgage Securities Trust (06-LDP9-A3S)
5.24% (3)	05/15/47	15,073	15,015
JPMorgan Chase Commercial Mortgage Securities Trust (12-HSBC-A)
3.09% (3)	07/05/32	9,712	9,619
OBP Depositor LLC Trust (10-OBP-A)
4.65% (3)	07/15/45	10,000	10,167

Total Commercial Mortgage-backed Securities — Non-agency
(Cost: $35,809)			34,801

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY —16.2%
Fannie Mae (03-11-FA)
3.28% (1 mo. USD LIBOR + 1.000%) (1)	09/25/32	$17,128	$17,464
Fannie Mae (03-52-NF)
2.68% (1 mo. USD LIBOR + 0.400%) (1)	06/25/23	18,682	18,720
Fannie Mae (05-114-PF) (PAC)
2.66% (1 mo. USD LIBOR + 0.375%) (1)	08/25/35	32,653	32,692
Fannie Mae (06-60-DF)
2.71% (1 mo. USD LIBOR + 0.430%) (1)	04/25/35	26,942	27,045
Fannie Mae (06-84-WF) (PAC)
2.58% (1 mo. USD LIBOR + 0.300%) (1)	02/25/36	8,376	8,379
Fannie Mae (07-64-FA)
2.75% (1 mo. USD LIBOR + 0.470%) (1)	07/25/37	35,706	36,013
Fannie Mae (07-67-FA)
2.53% (1 mo. USD LIBOR + 0.250%) (1)	04/25/37	20,435	20,438
Fannie Mae (08-15-JN)
4.50%	02/25/23	13,884	13,943
Fannie Mae (08-24-PF) (PAC)
2.93% (1 mo. USD LIBOR + 0.650%) (1)	02/25/38	24,774	24,915
Fannie Mae (08-47-PF) (PAC)
2.78% (1 mo. USD LIBOR + 0.500%) (1)	06/25/38	1,203	1,203
Fannie Mae (09-33-FB)
3.10% (1 mo. USD LIBOR + 0.820%) (1)	03/25/37	26,200	26,768
Fannie Mae (10-83-AK)
3.00%	11/25/18	21	21
Fannie Mae (11-124-DF)
2.73% (1 mo. USD LIBOR + 0.450%) (1)	08/25/40	15,184	15,249
Fannie Mae (11-75-HP) (PAC)
2.50%	07/25/40	35,476	34,975
Fannie Mae, Pool #254548
5.50%	12/01/32	14,011	14,999
Fannie Mae, Pool #600187
7.00%	07/01/31	32,968	35,739
Fannie Mae, Pool #995364
6.00%	10/01/38	16,922	18,397
Fannie Mae, Pool #AL0851
6.00%	10/01/40	8,303	8,974
Freddie Mac (2550-FI) (TAC)
2.63% (1 mo. USD LIBOR + 0.350%) (1)	11/15/32	3,846	3,901

See accompanying notes to financial statements.

TCW Short Term Bond Fund

October 31, 2018

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)
Freddie Mac (2763-FC)
2.63% (1 mo. USD LIBOR + 0.350%) (1)	04/15/32	$6,466	$6,472
Freddie Mac (2764-OE) (PAC)
4.50%	03/15/19	619	619
Freddie Mac (2990-DE)
2.66% (1 mo. USD LIBOR + 0.380%) (1)	11/15/34	26,745	26,816
Freddie Mac (3071-TF) (PAC)
2.58% (1 mo. USD LIBOR + 0.300%) (1)	04/15/35	43,659	43,685
Freddie Mac (3139-FL) (PAC)
2.58% (1 mo. USD LIBOR + 0.300%) (1)	01/15/36	25,753	25,763
Freddie Mac (3172-FK)
2.73% (1 mo. USD LIBOR + 0.450%) (1)	08/15/33	12,843	12,854
Freddie Mac (3196-FA) (PAC)
2.63% (1 mo. USD LIBOR + 0.350%) (1)	04/15/32	52,481	52,527
Freddie Mac (3300-FA)
2.58% (1 mo. USD LIBOR + 0.300%) (1)	08/15/35	43,474	43,519
Freddie Mac (3318-F)
2.53% (1 mo. USD LIBOR + 0.250%) (1)	05/15/37	50,686	50,564
Freddie Mac (3335-FT)
2.43% (1 mo. USD LIBOR + 0.150%) (1)	08/15/19	63	63
Freddie Mac (3645-EH)
3.00%	12/15/20	16,198	16,174
Freddie Mac (3747-HG) (PAC)
2.40%	07/15/37	1,443	1,443
Freddie Mac (3767-JF) (PAC)
2.58% (1 mo. USD LIBOR + 0.300%) (1)	02/15/39	45,710	45,852
Freddie Mac (3804-FN) (PAC)
2.73% (1 mo. USD LIBOR + 0.450%) (1)	03/15/39	539	540
Freddie Mac (3828-TF)
2.68% (1 mo. USD LIBOR + 0.400%) (1)	04/15/29	40,472	40,503
Freddie Mac (3879-MF)
2.63% (1 mo. USD LIBOR + 0.350%) (1)	09/15/38	31,330	31,429
Freddie Mac (3940-PF) (PAC)
2.63% (1 mo. USD LIBOR + 0.350%) (1)	05/15/40	60,724	60,812

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)
Freddie Mac (3946-FG) (PAC)
2.63% (1 mo. USD LIBOR + 0.350%) (1)	10/15/39	$28,051	$28,105
Freddie Mac (4231-FD)
2.63% (1 mo. USD LIBOR + 0.350%) (1)	10/15/32	71,617	71,620
Freddie Mac (263-F5)
2.78% (1 mo. USD LIBOR + 0.500%) (1)	06/15/42	52,407	52,834
Ginnie Mae (04-5-PF)
2.83% (1 mo. USD LIBOR + 0.550%) (1)	02/20/33	5,793	5,816
Ginnie Mae (12-13-KF)
2.58% (1 mo. USD LIBOR + 0.300%) (1)	07/20/38	32,077	32,138
Ginnie Mae II, Pool #80022
3.13% (1 year Treasury Constant Maturity Rate + 1.500%) (1)	12/20/26	15,126	15,525
Ginnie Mae II, Pool #80636
2.75% (1 year Treasury Constant Maturity Rate + 1.500%) (1)	09/20/32	10,802	11,125
Ginnie Mae II, Pool #80757
2.75% (1 year Treasury Constant Maturity Rate + 1.500%) (1)	10/20/33	7,869	7,904
Ginnie Mae II, Pool #80797
3.38% (1 year Treasury Constant Maturity Rate + 1.500%) (1)	01/20/34	54,112	56,037
Ginnie Mae II, Pool #80937
3.63% (1 year Treasury Constant Maturity Rate + 1.500%) (1)	06/20/34	21,319	22,025
NCUA Guaranteed Notes (10-R1-1A)
2.73% (1 mo. USD LIBOR + 0.450%) (1)	10/07/20	59,066	59,158

Total Residential Mortgage-backed Securities — Agency
(Cost: $1,143,715)			1,181,757

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY—1.2%
Credit Suisse First Boston Mortgage Securities Corp. (02-AR31-6A1)
4.25% (2)	11/25/32	60,946	62,142
First Franklin Mortgage Loan Asset-Backed Certificates (04-FF5-A3C)
3.28% (1 mo. USD LIBOR + 1.000%) (1)	08/25/34	19,609	19,180
Morgan Stanley Mortgage Loan Trust (04-6AR-1A)
3.18% (1 mo. USD LIBOR + 0.900%) (1)	07/25/34	7,186	7,195

See accompanying notes to financial statements.

TCW Short Term Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)
Residential Accredit Loans, Inc. (02-QS16-A2)
2.83% (1 mo. USD LIBOR + 0.55%) (1)(4)	10/25/17	$83	$83

Total Residential Mortgage-backed Securities — Non-agency
(Cost: $85,461)			88,600

CORPORATE BONDS — 32.9%
Aerospace/Defense — 1.2%
BAE Systems Holdings, Inc.
6.38% (3)	06/01/19	20,000	20,378
L3 Technologies, Inc.
4.95%	02/15/21	15,000	15,382
Lockheed Martin Corp.
1.85%	11/23/18	25,000	24,989
United Technologies Corp.
2.97% (3 mo. USD LIBOR + 0.650%) (1)	08/16/21	25,000	25,030

			85,779

Agriculture — 0.3%
Altria Group, Inc.
9.70%	11/10/18	20,000	20,030

Airlines — 0.4%
Continental Airlines, Inc. Pass-Through Certificates (99-1-A) (EETC)
6.55%	08/02/20	31,870	32,136

Auto Manufacturers — 0.7%
Ford Motor Credit Co. LLC
2.46%	03/27/20	25,000	24,497
2.60%	11/04/19	25,000	24,715

			49,212

Banks — 11.1%
Bank of America Corp.
2.37% (3 mo. USD LIBOR + 0.66%) (1)	07/21/21	100,000	98,132
2.74% (1)	01/23/22	25,000	24,511
7.63%	06/01/19	15,000	15,391
Bank of New York Mellon Corp. (The)
2.20%	05/15/19	25,000	24,920
Citigroup, Inc.
2.05%	12/07/18	25,000	24,987
2.45%	01/10/20	25,000	24,777
2.50%	07/29/19	25,000	24,923
2.90%	12/08/21	25,000	24,450
Goldman Sachs Group, Inc. (The)
2.55%	10/23/19	40,000	39,765
3.41% (3 mo. USD LIBOR + 1.100%) (1)	11/15/18	25,000	25,011

Issues	Maturity Date	Principal Amount	Value
Banks (Continued)
JPMorgan Chase & Co.
3.00% (3 mo. USD LIBOR + 0.68%) (1)	06/01/21	$75,000	$75,329
JPMorgan Chase Bank NA
3.09% (3.086% until 4/26/20 then 3 mo. USD LIBOR +0.35%) (1)	04/26/21	50,000	49,801
Macquarie Bank, Ltd. (Australia)
2.35% (3)	01/15/19	15,000	14,984
Morgan Stanley
2.89% (3 mo. USD LIBOR + 0.55%) (1)	02/10/21	30,000	30,021
3.12% (3 mo. USD LIBOR + 0.800%) (1)	02/14/20	30,000	30,037
7.30%	05/13/19	60,000	61,330
PNC Bank NA
1.80%	11/05/18	50,000	49,997
Santander UK PLC (United Kingdom)
2.50%	03/14/19	30,000	29,966
Wells Fargo & Co.
2.15%	01/30/20	40,000	39,487
Wells Fargo Bank N.A.
2.40%	01/15/20	100,000	99,175

			806,994

Beverages — 0.9%
Anheuser-Busch InBev Worldwide, Inc.
6.88%	11/15/19	25,000	25,933
Constellation Brands, Inc.
2.00%	11/07/19	25,000	24,730
Molson Coors Brewing Co.
2.25%	03/15/20	15,000	14,774

			65,437

Chemicals — 0.3%
Dow Chemical Co. (The)
8.55%	05/15/19	20,000	20,588

Computers — 0.7%
Apple, Inc.
1.70%	02/22/19	30,000	29,927
Dell International LLC / EMC Corp.
3.48% (3)	06/01/19	20,000	20,028

			49,955

Diversified Financial Services — 1.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust (Ireland)
3.75%	05/15/19	25,000	25,052
Air Lease Corp.
3.50%	01/15/22	30,000	29,685

See accompanying notes to financial statements.

TCW Short Term Bond Fund

October 31, 2018

Issues	Maturity Date	Principal Amount	Value
Diversified Financial Services (Continued)
American Express Credit Corp.
2.25%	08/15/19	$25,000	$24,872

			79,609

Electric — 0.6%
Jersey Central Power & Light Co.
7.35%	02/01/19	40,000	40,429

Food — 1.4%
Campbell Soup Co.
2.83% (3 mo. USD LIBOR + 0.500%) (1)	03/16/20	15,000	14,976
Conagra Brands, Inc.
2.91% (3 mo. USD LIBOR + 0.500%) (1)	10/09/20	25,000	24,936
Danone SA
1.69% (3)	10/30/19	20,000	19,715
Mondelez International Holdings Netherlands BV
1.63% (3)	10/28/19	25,000	24,651
Tyson Foods, Inc.
2.76% (3 mo. USD LIBOR + 0.45%) (1)	08/21/20	15,000	14,989

			99,267

Forest Products & Paper — 0.3%
Georgia-Pacific LLC
2.54% (3)	11/15/19	20,000	19,866

Gas — 0.3%
ONE Gas, Inc.
2.07%	02/01/19	25,000	24,944

Healthcare-Products — 0.7%
Becton Dickinson and Co.
3.26% (2)	12/29/20	20,000	20,017
Boston Scientific Corp.
6.00%	01/15/20	15,000	15,473
Zimmer Biomet Holdings, Inc.
3.09% (3 mo. USD LIBOR + 0.75%) (1)	03/19/21	15,000	15,008

			50,498

Healthcare-Services — 1.5%
Anthem, Inc.
2.25%	08/15/19	25,000	24,852
Fresenius Medical Care US Finance II, Inc.
5.63% (3)	07/31/19	25,000	25,395
Humana, Inc.
2.50%	12/15/20	15,000	14,687
Sutter Health
2.29%	08/15/53	25,000	24,360
Universal Health Services, Inc.
3.75% (3)	08/01/19	20,000	20,030

			109,324

Issues	Maturity Date	Principal Amount	Value
Housewares — 0.3%
Newell Brands, Inc.
2.60%	03/29/19	$20,000	$19,953

Insurance — 0.7%
Allstate Corp. (The)
2.82% (3 mo. USD LIBOR + 0.43%) (1)	03/29/21	25,000	25,026
Pricoa Global Funding I
1.45% (3)	09/13/19	25,000	24,595

			49,621

Media — 0.1%
Discovery Communications LLC
2.80% (3)	06/15/20	10,000	9,879

Miscellaneous Manufacturers — 0.8%
General Electric Co.
2.20%	01/09/20	45,000	44,202
4.65%	10/17/21	15,000	15,343

			59,545

Oil & Gas — 0.3%
Phillips 66
3.09% (3 mo. USD LIBOR + 0.65%) (1)(3)	04/15/19	25,000	25,008

Packaging & Containers — 0.7%
Bemis Co., Inc.
6.80%	08/01/19	20,000	20,555
WestRock RKT Co.
4.45%	03/01/19	30,000	30,143

			50,698

Pharmaceuticals — 1.2%
Bayer US Finance II LLC
2.13% (3)	07/15/19	20,000	19,851
Bayer US Finance LLC
2.38% (3)	10/08/19	15,000	14,848
CVS Health Corp.
2.25%	12/05/18	55,000	54,989

			89,688

REIT — 5.7%
Alexandria Real Estate Equities, Inc.
2.75%	01/15/20	25,000	24,802
American Campus Communities Operating Partnership LP
3.35%	10/01/20	20,000	19,886
American Tower Corp.
3.40%	02/15/19	25,000	25,024
Boston Properties LP
5.88%	10/15/19	40,000	40,791

See accompanying notes to financial statements.

TCW Short Term Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value
REIT (Continued)
Digital Realty Trust LP
5.88%	02/01/20	$15,000	$15,359
GLP Capital LP / GLP Financing II, Inc.
4.38%	04/15/21	10,000	10,019
4.88%	11/01/20	15,000	15,225
HCP, Inc.
3.75%	02/01/19	45,000	45,004
Healthcare Trust of America Holdings LP (REIT)
3.38%	07/15/21	30,000	29,706
Host Hotels & Resorts LP (REIT)
6.00%	10/01/21	15,000	15,756
SL Green Operating Partnership LP (REIT)
3.32% (3 mo. USD LIBOR + 0.98%) (1)	08/16/21	40,000	40,025
UDR, Inc. (REIT)
3.70%	10/01/20	35,000	35,112
Ventas Realty LP / Ventas Capital Corp.
2.70%	04/01/20	25,000	24,748
VEREIT Operating Partnership LP
3.00%	02/06/19	20,000	19,994
WEA Finance LLC / Westfield UK & Europe Finance PLC
2.70% (3)	09/17/19	25,000	24,903
Welltower, Inc.
4.13%	04/01/19	30,000	30,062

			416,416

Retail — 0.8%
Alimentation Couche-Tard, Inc. (Canada)
2.35% (3)	12/13/19	20,000	19,801
Dollar Tree, Inc.
3.15% (3 mo. USD LIBOR + 0.700%) (1)	04/17/20	25,000	25,022
Walgreens Boots Alliance, Inc.
2.70%	11/18/19	15,000	14,921

			59,744

Semiconductors — 0.3%
Analog Devices, Inc.
2.85%	03/12/20	10,000	9,944
Broadcom Corp. / Broadcom Cayman Finance, Ltd.
2.38%	01/15/20	15,000	14,829

			24,773

Telecommunications — 0.5%
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC
3.36% (3)	03/20/23	37,500	37,127

Total Corporate Bonds
(Cost: $2,426,998)			2,396,520

Issues	Maturity Date	Principal Amount	Value
U.S. TREASURY SECURITIES — 34.7%
U.S. Treasury Note
2.63%	07/31/20	$282,000	$280,882
2.75%	09/30/20	1,845,000	1,840,892
2.75%	09/15/21	405,000	402,983

Total U.S. Treasury Securities
(Cost: $2,527,634)			2,524,757

Total Fixed Income Securities
(Cost: $6,713,893)			6,718,717

		Shares
MONEY MARKET INVESTMENTS — 0.7%
State Street Institutional U.S. Government Money Market Fund — Premier Class, 2.09% (5)		54,201	54,201

Total Money Market Investments
(Cost: $54,201)			54,201

		Principal Amount
SHORT TERM INVESTMENTS — 7.5%
U.S. Treasury Securities — 7.5%
U.S. Treasury Bill
2.20% (6)(7)	12/13/18	$17,000	16,957
2.30% (6)	01/31/19	533,000	529,925

Total U.S. Treasury Securities
(Cost: $547,015)			546,882

Total Short Term Investments
(Cost: $547,015)			546,882

Total Investments (100.5%)
(Cost: $7,315,109)			7,319,800
Liabilities In Excess Of Other Assets (-0.5%)			(39,713)

Net Assets (100.0%)			$7,280,087

See accompanying notes to financial statements.

TCW Short Term Bond Fund

October 31, 2018

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional Contract Value	Market Value	Net Unrealized (Depreciation)
BUY
7	2-Year U.S. Treasury Note Futures	12/31/18	$1,479,599	$1,474,594	$(5,005)

Notes to Schedule of Investments:

EETC	Enhanced Equipment Trust Certificate.
I/F	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
PAC	Planned Amortization Class.
REIT	Real Estate Investment Trust.
TAC	Target Amortization Class.
(1)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2018.
(2)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2018, the value of these securities amounted to $375,860 or 5.2% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(4)	The maturity date of the security has been extended past the date disclosed. The new maturity date is not known as of October 31, 2018.
(5)	Rate disclosed is the 7-day net yield as of October 31, 2018.
(6)	Rate shown represents yield-to-maturity.
(7)	All or a portion of this security is held as collateral for open futures contracts.

See accompanying notes to financial statements.

TCW Short Term Bond Fund

Investments by Industry	October 31, 2018

Industry	Percentage of Net Assets
Aerospace/Defense	1.2%
Agriculture	0.3
Airlines	0.4
Auto Manufacturers	0.7
Banks	11.1
Beverages	0.9
Chemicals	0.3
Commercial Mortgage-Backed Securities — Agency	6.8
Commercial Mortgage-Backed Securities — Non-Agency	0.5
Computers	0.7
Diversified Financial Services	1.1
Electric	0.6
Food	1.4
Forest Products & Paper	0.3
Gas	0.3
Healthcare-Products	0.7
Healthcare-Services	1.5
Housewares	0.3
Insurance	0.7
Media	0.1
Miscellaneous Manufacturers	0.8
Oil & Gas	0.3
Packaging & Containers	0.7
Pharmaceuticals	1.2
REIT	5.7
Residential Mortgage-Backed Securities — Agency	16.2
Residential Mortgage-Backed Securities — Non-Agency	1.2
Retail	0.8
Semiconductors	0.3
Short Term Investments	7.5
Telecommunications	0.5
U.S. Treasury Securities	34.7
Money Market Investments	0.7

Total	100.5%

See accompanying notes to financial statements.

TCW Short Term Bond Fund

Fair Valuation Summary	October 31, 2018

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Commercial Mortgage-Backed Securities — Agency	$—	$492,282	$—	$492,282
Commercial Mortgage-Backed Securities — Non-Agency	—	34,801	—	34,801
Residential Mortgage-Backed Securities — Agency	—	1,181,757	—	1,181,757
Residential Mortgage-Backed Securities — Non-Agency	—	88,600	—	88,600
Corporate Bonds*	—	2,396,520	—	2,396,520
U.S. Treasury Securities	2,524,757	—	—	2,524,757

Total Fixed Income Securities	2,524,757	4,193,960	—	6,718,717

Money Market Investments	54,201	—	—	54,201
Short-Term Investments	546,882	—	—	546,882

Total Investments	$3,125,840	$4,193,960	$—	$7,319,800

Liability Derivatives
Futures
Interest Rate Risk	$(5,005)	$—	$—	$(5,005)

Total	$(5,005)	$—	$—	$(5,005)

*	See Schedule of Investments for corresponding industries.

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments

Issues	Maturity Date	Principal Amount	Value
FIXED INCOME SECURITIES — 98.5% of Net Assets
ASSET-BACKED SECURITIES — 1.7%
321 Henderson Receivables I LLC (13-3A-A)
4.08% (1)	01/17/73	$7,661,078	$7,662,188
EFS Volunteer No 2 LLC (12-1-A2)
3.63% (1 mo. USD LIBOR + 1.350%) (1)(2)	03/25/36	7,225,000	7,426,336
EFS Volunteer No 3 LLC (12-1-A3)
3.28% (1 mo. USD LIBOR + 1.000%) (1)(2)	04/25/33	17,750,000	17,848,651
Global SC Finance SRL (14-1A-A2)
3.09% (1)	07/17/29	9,409,875	9,106,762
Higher Education Funding I (14-1-A)
3.36% (3 mo. USD LIBOR + 1.050%) (1)(2)	05/25/34	18,182	18,355
Navient Student Loan Trust (14-2-A)
2.93% (1 mo. USD LIBOR + 0.640%) (2)	03/25/83	26,428,750	26,310,208
Navient Student Loan Trust (14-3-A)
2.90% (1 mo. USD LIBOR + 0.620%) (2)	03/25/83	26,948,263	26,860,471
Navient Student Loan Trust (14-4-A)
2.91% (1 mo. USD LIBOR + 0.620%) (2)	03/25/83	15,084,937	15,028,846
SLM Student Loan Trust (08-8-B)
4.74% (3 mo. USD LIBOR + 2.250%) (2)	10/25/75	5,706,000	6,003,956

Total Asset-backed Securities
(Cost: $115,106,703)			116,265,773

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY — 1.8%
Fannie Mae (12-M12-1A) (ACES)
2.84% (3)	08/25/22	43,587,867	43,133,825
Fannie Mae (12-M15-A) (ACES)
2.69% (3)	10/25/22	24,490,906	24,090,889
Fannie Mae, Pool #AL2660
2.63%	10/01/22	15,066,526	14,783,142
Fannie Mae, Pool #AL3366
2.44%	02/01/23	38,929,877	37,594,409

Total Commercial Mortgage-backed Securities — Agency
(Cost: $126,451,138)			119,602,265

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 0.5%
DBRR Trust (11-LC2-A4A)
4.54% (1)(3)	07/12/44	10,300,241	10,457,474
GRACE Mortgage Trust (14-GRCE-A)
3.37% (1)	06/10/28	15,750,000	15,729,922

Issues	Maturity Date	Principal Amount	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)
GS Mortgage Securities Corp. (12-ALOH-A)
3.55% (1)	04/10/34	$6,105,000	$6,108,771

Total Commercial Mortgage-backed Securities — Non-agency
(Cost: $34,259,704)			32,296,167

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY — 54.7%
Fannie Mae (01-40-Z)
6.00%	08/25/31	203,729	217,141
Fannie Mae (03-117-TG) (PAC)
4.75%	08/25/33	418,159	430,682
Fannie Mae (04-52-SW) (I/O) (I/F)
4.82% (1 mo. USD LIBOR + 7.100%) (2)	07/25/34	663,485	80,450
Fannie Mae (04-65-LT)
4.50%	08/25/24	1,236,278	1,251,629
Fannie Mae (04-68-LC)
5.00%	09/25/29	1,568,848	1,634,578
Fannie Mae (05-117-LC) (PAC)
5.50%	11/25/35	4,470,627	4,618,111
Fannie Mae (05-74-CP) (I/F) (PAC)
16.38% (-3.67 X 1 mo. USD LIBOR + 24.750%) (2)	05/25/35	271,537	335,422
Fannie Mae (07-103-AI) (I/O) (I/F)
4.22% (1 mo. USD LIBOR + 6.500%) (2)	03/25/37	4,960,655	605,479
Fannie Mae (07-20-SI) (I/O) (I/F)
4.17% (-1.00 X 1 mo. USD LIBOR + 6.450%) (2)	03/25/37	1,540,450	193,552
Fannie Mae (07-21-SE) (I/O) (I/F)
4.16% (-1.00 X 1 mo. USD LIBOR + 6.440%) (2)	03/25/37	1,249,487	147,682
Fannie Mae (07-56-SG) (I/O) (I/F)
4.13% (-1.00 X 1 mo. USD LIBOR + 6.410%) (2)	06/25/37	1,513,884	115,215
Fannie Mae (07-58-SV) (I/O) (I/F)
4.47% (-1.00 X 1 mo. USD LIBOR + 6.750%) (2)	06/25/37	5,832,730	597,756
Fannie Mae (07-65-S) (I/O) (I/F)
4.32% (-1.00 X 1 mo. USD LIBOR + 6.600%) (2)	07/25/37	1,165,378	152,724
Fannie Mae (07-88-FY)
2.74% (1 mo. USD LIBOR + 0.460%) (2)	09/25/37	760,040	767,252

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2018

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)
Fannie Mae (07-B2-ZA)
5.50%	06/25/37	$14,070,550	$15,166,710
Fannie Mae (08-1-AI) (I/O) (I/F)
3.97% (-1.00 X 1 mo. USD LIBOR + 6.250%) (2)	05/25/37	5,187,260	567,869
Fannie Mae (08-13-SB) (I/O) (I/F)
3.96% (-1.00 X 1 mo. USD LIBOR + 6.240%) (2)	03/25/38	4,675,963	642,343
Fannie Mae (08-23-SB) (I/O) (I/F)
4.57% (-1.00 X 1 mo. USD LIBOR + 6.850%) (2)	04/25/38	8,578,238	1,016,654
Fannie Mae (08-35-SD) (I/O) (I/F)
4.17% (-1.00 X 1 mo. USD LIBOR + 6.450%) (2)	05/25/38	626,347	42,940
Fannie Mae (08-66-SG) (I/O) (I/F)
3.79% (-1.00 X 1 mo. USD LIBOR + 6.070%) (2)	08/25/38	10,440,602	1,485,762
Fannie Mae (08-68-SA) (I/O) (I/F)
3.69% (-1.00 X 1 mo. USD LIBOR + 5.970%) (2)	08/25/38	3,920,781	313,473
Fannie Mae (09-3-SH) (I/O) (I/F)
3.17% (-1.00 X 1 mo. USD LIBOR + 5.450%) (2)	06/25/37	1,851,234	168,387
Fannie Mae (09-47-SV) (I/O) (I/F)
4.47% (-1.00 X 1 mo. USD LIBOR + 6.750%) (2)	07/25/39	1,134,581	110,700
Fannie Mae (09-51-SA) (I/O) (I/F)
4.47% (-1.00 X 1 mo. USD LIBOR + 6.750%) (2)	07/25/39	4,925,420	594,608
Fannie Mae (09-6-SD) (I/O) (I/F)
3.27% (-1.00 X 1 mo. USD LIBOR + 5.550%) (2)	02/25/39	2,122,827	298,951
Fannie Mae (09-68-KB)
4.00%	09/25/24	5,001,129	5,045,590
Fannie Mae (09-71-LB)
4.00%	09/25/29	13,676,229	13,925,941
Fannie Mae (09-72-AC)
4.00%	09/25/29	17,686,137	17,966,854
Fannie Mae (09-72-JS) (I/O) (I/F)
4.97% (-1.00 X 1 mo. USD LIBOR + 7.250%) (2)	09/25/39	1,044,422	164,084

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)
Fannie Mae (10-136-CX) (PAC)
4.00%	08/25/39	$20,937,000	$21,285,174
Fannie Mae (11-111-DB)
4.00%	11/25/41	50,000,000	50,464,580
Fannie Mae (11-123-ZP) (PAC)
4.50%	12/25/41	4,603,270	4,767,341
Fannie Mae (12-128-UY) (PAC)
2.50%	11/25/42	11,738,000	10,056,623
Fannie Mae (12-133-GC) (PAC)
2.50%	08/25/41	28,008,168	26,932,076
Fannie Mae (12-153-PC) (PAC)
2.00%	05/25/42	8,924,382	8,098,356
Fannie Mae (13-101-BO) (P/O)
0.00% (4)	10/25/43	7,839,233	5,996,053
Fannie Mae (13-101-CO) (P/O)
0.00% (4)	10/25/43	18,252,152	14,263,653
Fannie Mae (13-21-EC) (I/O)
2.00%	12/25/38	13,184,742	12,642,723
Fannie Mae (13-95-PN) (PAC)
3.00%	01/25/43	21,400,000	20,442,016
Fannie Mae (18-52 PZ) (PAC)
4.00%	07/25/48	2,865,896	2,811,146
Fannie Mae (18-55 PA) (PAC)
3.50%	01/25/47	20,520,238	20,416,022
Fannie Mae (93-202-SZ) (I/F) (PAC)
10.00%	11/25/23	52,200	56,696
Fannie Mae (95-21-C) (P/O)
0.00% (4)	05/25/24	285,587	266,043
Fannie Mae (G92-29-J)
8.00%	07/25/22	19,802	21,201
Fannie Mae, Pool #254634
5.50%	02/01/23	88,366	93,697
Fannie Mae, Pool #257536
5.00%	01/01/29	1,476,661	1,541,489
Fannie Mae, Pool #310033
6.00%	07/01/47	489,802	527,720
Fannie Mae, Pool #555424
5.50%	05/01/33	3,542,403	3,807,236
Fannie Mae, Pool #661856
4.50% (12 mo. USD LIBOR + 1.623%) (2)	10/01/32	35,721	35,585
Fannie Mae, Pool #671133
3.91% (6 mo. USD LIBOR + 1.413%) (2)	02/01/33	77,985	80,355
Fannie Mae, Pool #672272
3.55% (12 mo. USD LIBOR + 1.579%) (2)	12/01/32	29,862	30,909

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)
Fannie Mae, Pool #687847
3.68% (12 mo. USD LIBOR + 1.590%) (2)	02/01/33	$103,898	$108,821
Fannie Mae, Pool #692104
3.91% (6 mo. USD LIBOR + 1.413%) (2)	02/01/33	498,602	514,049
Fannie Mae, Pool #699866
3.97% (12 mo. USD LIBOR + 1.588%) (2)	04/01/33	296,657	308,048
Fannie Mae, Pool #704454
4.20% (12 mo. USD LIBOR + 1.695%) (2)	05/01/33	78,148	79,517
Fannie Mae, Pool #725275
4.00%	03/01/19	876	876
Fannie Mae, Pool #728824
4.40% (12 mo. USD LIBOR + 1.586%) (2)	07/01/33	91,083	95,913
Fannie Mae, Pool #734384
5.50%	07/01/33	390,930	411,174
Fannie Mae, Pool #785677
5.00%	07/01/19	2,575	2,654
Fannie Mae, Pool #888593
7.00%	06/01/37	395,487	442,735
Fannie Mae, Pool #934103
5.00%	07/01/38	294,926	305,607
Fannie Mae, Pool #979563
5.00%	04/01/28	806,323	841,722
Fannie Mae, Pool #995040
5.00%	06/01/23	410,932	425,853
Fannie Mae, Pool #995425
6.00%	01/01/24	2,006,747	2,084,562
Fannie Mae, Pool #995573
6.00%	01/01/49	1,347,531	1,405,322
Fannie Mae, Pool #995953
6.00%	11/01/28	4,332,875	4,656,430
Fannie Mae, Pool #995954
6.00%	03/01/29	2,356,685	2,533,916
Fannie Mae, Pool #AA3303
5.50%	06/01/38	3,057,758	3,277,936
Fannie Mae, Pool #AB6210
3.00%	09/01/42	34,678,571	33,096,361
Fannie Mae, Pool #AE0588
6.00%	08/01/37	7,452,373	8,138,636
Fannie Mae, Pool #AL0851
6.00%	10/01/40	5,235,138	5,658,423
Fannie Mae, Pool #AL1594
6.00%	07/01/40	3,862,002	4,248,150
Fannie Mae, Pool #AL9106
4.50%	02/01/46	31,255,911	32,170,230

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)
Fannie Mae, Pool #AS9749
4.00%	06/01/47	$20,526,041	$20,559,915
Fannie Mae, Pool #AS9830
4.00%	06/01/47	25,154,943	25,196,456
Fannie Mae, Pool #AS9972
4.00%	07/01/47	21,836,876	21,872,913
Fannie Mae, Pool #CA1710
4.50%	05/01/48	33,147,807	33,971,323
Fannie Mae, Pool #CA1711
4.50%	05/01/48	31,181,298	31,956,110
Fannie Mae, Pool #CA2208
4.50%	08/01/48	35,911,843	36,804,028
Fannie Mae, Pool #MA1561
3.00%	09/01/33	44,495,926	43,376,575
Fannie Mae, Pool #MA1584
3.50%	09/01/33	30,836,174	30,527,212
Fannie Mae, Pool #MA2871
3.00%	01/01/32	14,335,063	14,084,300
Fannie Mae, Pool #MA2995
4.00%	05/01/47	29,190,669	29,204,808
Fannie Mae, Pool #MA3027
4.00%	06/01/47	63,268,180	63,298,935
Fannie Mae, Pool #MA3058
4.00%	07/01/47	109,683,022	109,736,321
Fannie Mae, Pool #MA3276
3.50%	02/01/48	78,005,710	75,981,106
Fannie Mae, Pool #MA3305
3.50%	03/01/48	34,163,748	33,272,597
Fannie Mae, Pool #MA3332
3.50%	04/01/48	34,475,012	33,575,741
Fannie Mae, Pool #MA3427
4.00%	07/01/33	37,475,537	38,178,787
Fannie Mae, Pool #MA3444
4.50%	08/01/48	39,586,101	40,567,316
Fannie Mae TBA, 15 Year
3.00% (5)	03/01/33	960,000	942,152
Fannie Mae TBA, 30 Year
3.50% (5)	02/01/48	34,440,000	33,525,186
4.00% (5)	05/01/48	28,445,000	28,447,223
4.50% (5)	05/01/48	50,760,000	51,969,515
Freddie Mac (1829-ZB)
6.50%	03/15/26	96,983	102,088
Freddie Mac (2367-ZK)
6.00%	10/15/31	158,676	170,833
Freddie Mac (2514-PZ) (PAC)
5.50%	10/15/32	2,239,485	2,398,583
Freddie Mac (2571-PZ) (PAC)
5.50%	02/15/33	5,473,495	5,825,358

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2018

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)
Freddie Mac (2642-AR)
4.50%	07/15/23	$465,720	$474,601
Freddie Mac (2647-OV) (P/O)
0.00% (4)	07/15/33	604,092	520,407
Freddie Mac (2662-MT) (TAC)
4.50%	08/15/33	2,432,347	2,493,034
Freddie Mac (2666-BD)
4.50%	08/15/23	1,045,386	1,065,399
Freddie Mac (2700-B)
4.50%	11/15/23	1,621,227	1,664,964
Freddie Mac (2752-GZ) (PAC)
5.00%	02/15/34	22,269,838	23,380,968
Freddie Mac (277-30)
3.00%	09/15/42	32,565,848	31,281,312
Freddie Mac (2882-JH) (PAC)
4.50%	10/15/34	279,005	282,417
Freddie Mac (2903-PO) (P/O)
0.00% (4)	11/15/23	304,873	283,083
Freddie Mac (3045-HZ)
4.50%	10/15/35	2,435,491	2,476,531
Freddie Mac (3063-YG) (PAC)
5.50%	11/15/35	25,962,061	27,845,089
Freddie Mac (3114-KZ)
5.00%	02/15/36	19,252,920	20,243,579
Freddie Mac (3146-GE)
5.50%	04/15/26	5,221,442	5,539,132
Freddie Mac (3149-OD) (P/O) (PAC)
0.00% (4)	05/15/36	5,771,509	4,832,905
Freddie Mac (3315-S) (I/O) (I/F)
4.13% (-1.00 X 1 mo. USD LIBOR + 6.410%) (2)	05/15/37	2,004,380	207,913
Freddie Mac (3376-SX) (I/O) (I/F)
3.76% (-1.00 X 1 mo. USD LIBOR + 6.040%) (2)	10/15/37	3,322,862	341,172
Freddie Mac (3410-IS) (I/O) (I/F)
3.99% (-1.00 X 1 mo. USD LIBOR + 6.270%) (2)	02/15/38	4,341,402	524,638
Freddie Mac (3424-BI) (I/O) (I/F)
4.52% (-1.00 X 1 mo. USD LIBOR + 6.800%) (2)	04/15/38	4,998,049	828,873
Freddie Mac (3512-AY)
4.00%	02/15/24	1,579,438	1,580,793
Freddie Mac (3519-SH) (I/O) (I/F)
3.22% (-1.00 X 1 mo. USD LIBOR + 5.500%) (2)	07/15/37	559,017	41,110
Freddie Mac (3531-SC) (I/O) (I/F)
4.02% (-1.00 X 1 mo. USD LIBOR + 6.300%) (2)	05/15/39	7,161,244	353,008

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)
Freddie Mac (3541-SA) (I/O) (I/F)
4.47% (-1.00 X 1 mo. USD LIBOR + 6.750%) (2)	06/15/39	$2,013,168	$267,053
Freddie Mac (3550-GS) (I/O) (I/F)
4.47% (-1.00 X 1 mo. USD LIBOR + 6.750%) (2)	07/15/39	6,394,437	948,590
Freddie Mac (3551-VZ)
5.50%	12/15/32	2,860,775	3,053,801
Freddie Mac (3557-KB)
4.50%	07/15/29	6,220,479	6,404,373
Freddie Mac (3557-NB)
4.50%	07/15/29	14,233,574	14,704,994
Freddie Mac (3558-KB)
4.00%	08/15/29	7,160,562	7,323,392
Freddie Mac (3565-XB)
4.00%	08/15/24	9,556,339	9,691,368
Freddie Mac (3575-D)
4.50%	03/15/37	885,132	911,212
Freddie Mac (3626-MD) (PAC)
5.00%	01/15/38	19,692,607	20,246,838
Freddie Mac (3719-PJ) (PAC)
4.50%	09/15/40	20,025,406	20,796,697
Freddie Mac (3788-SB) (I/O) (I/F)
4.20% (-1.00 X 1 mo. USD LIBOR + 6.480%) (2)	01/15/41	9,116,434	1,079,142
Freddie Mac (3885-PO) (P/O) (PAC)
0.00% (4)	11/15/33	2,281,231	1,971,062
Freddie Mac (3930-KE) (PAC)
4.00%	09/15/41	10,470,000	10,418,518
Freddie Mac (4030-HS) (I/O) (I/F)
4.33% (-1.00 X 1 mo. USD LIBOR + 6.610%) (2)	04/15/42	3,953,587	533,271
Freddie Mac (4604-PB) (PAC)
3.00%	01/15/46	2,201,517	2,029,722
Freddie Mac (R002-ZA)
5.50%	06/15/35	5,012,892	5,390,207
Freddie Mac, Pool #A91162
5.00%	02/01/40	22,593,095	23,947,409
Freddie Mac, Pool #A92195
5.00%	05/01/40	6,766,190	7,171,902
Freddie Mac, Pool #B15322
5.00%	07/01/19	272	273
Freddie Mac, Pool #B15490
5.00%	07/01/19	1,643	1,651
Freddie Mac, Pool #B15557
5.00%	07/01/19	4,055	4,077
Freddie Mac, Pool #C90552
6.00%	06/01/22	28,868	31,162

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)
Freddie Mac, Pool #G01959
5.00%	12/01/35	$134,428	$142,367
Freddie Mac, Pool #G06173
4.00%	11/01/40	27,690,179	27,976,724
Freddie Mac, Pool #G07556
4.00%	11/01/43	8,381,340	8,461,728
Freddie Mac, Pool #G07786
4.00%	08/01/44	31,069,004	31,330,841
Freddie Mac, Pool #G07848
3.50%	04/01/44	67,709,096	66,534,243
Freddie Mac, Pool #G08687
3.50%	01/01/46	83,318,190	81,381,459
Freddie Mac, Pool #G08710
3.00%	06/01/46	3,966,264	3,757,219
Freddie Mac, Pool #G08715
3.00%	08/01/46	76,372,024	72,346,775
Freddie Mac, Pool #G08716
3.50%	08/01/46	47,154,831	46,025,880
Freddie Mac, Pool #G08721
3.00%	09/01/46	85,081,548	80,597,256
Freddie Mac, Pool #G08722
3.50%	09/01/46	46,175,312	45,110,061
Freddie Mac, Pool #G08737
3.00%	12/01/46	141,740,784	134,270,221
Freddie Mac, Pool #G08833
5.00%	07/01/48	16,199,245	16,928,485
Freddie Mac, Pool #G08840
5.00%	08/01/48	3,544,709	3,706,621
Freddie Mac, Pool #G11678
4.50%	04/01/20	61,057	62,037
Freddie Mac, Pool #G12635
5.50%	03/01/22	291,938	299,480
Freddie Mac, Pool #G12702
4.50%	09/01/20	128,738	130,805
Freddie Mac, Pool #G13390
6.00%	01/01/24	558,538	577,141
Freddie Mac, Pool #G16085
2.50%	02/01/32	7,352,885	7,046,019
Freddie Mac, Pool #G16258
2.50%	06/01/32	34,295,870	32,855,825
Freddie Mac, Pool #G18592
3.00%	03/01/31	38,585,004	37,873,389
Freddie Mac, Pool #G18627
3.00%	01/01/32	22,758,978	22,327,644
Freddie Mac, Pool #G30194
6.50%	04/01/21	7,769	7,970
Freddie Mac, Pool #G30450
6.00%	01/01/29	1,560,428	1,686,466

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)
Freddie Mac, Pool #G30452
6.00%	10/01/28	$1,645,136	$1,778,435
Freddie Mac, Pool #G30454
5.00%	05/01/29	2,181,401	2,284,776
Freddie Mac, Pool #G60238
3.50%	10/01/45	107,641,318	105,408,299
Freddie Mac, Pool #G60440
3.50%	03/01/46	66,554,838	65,174,158
Freddie Mac, Pool #G67700
3.50%	08/01/46	59,236,013	57,988,651
Freddie Mac, Pool #G67703
3.50%	04/01/47	75,956,101	74,309,183
Freddie Mac, Pool #G67705
4.00%	10/01/47	9,518,381	9,574,351
Freddie Mac, Pool #G67706
3.50%	12/01/47	64,093,286	62,591,596
Freddie Mac, Pool #G67707
3.50%	01/01/48	30,452,634	29,762,233
Freddie Mac, Pool #G67708
3.50%	03/01/48	88,513,142	86,413,363
Freddie Mac, Pool #G67709
3.50%	03/01/48	50,373,568	49,192,694
Freddie Mac, Pool #G67710
3.50%	03/01/48	107,572,880	104,882,135
Freddie Mac, Pool #G67711
4.00%	03/01/48	144,616,529	145,527,020
Freddie Mac, Pool #H82001
5.50%	07/01/37	189,353	198,023
Freddie Mac, Pool #N70081
5.50%	07/01/38	3,933,778	4,260,947
Freddie Mac, Pool #P51350
5.00%	03/01/36	3,723,281	3,929,052
Freddie Mac, Pool #Q56089
5.00%	05/01/48	3,941,884	4,125,343
Freddie Mac TBA, 15 Year
3.50% (5)	03/01/33	10,925,000	10,920,311
Ginnie Mae (03-42-SH) (I/O) (I/F)
4.27% (-1.00 X 1 mo. USD LIBOR + 6.550%) (2)	05/20/33	837,450	104,973
Ginnie Mae (11-70-BO) (P/O)
0.00% (4)	05/20/41	10,430,751	8,091,112
Ginnie Mae (15-42-ZB)
3.00%	03/20/45	17,762,763	15,453,569
Ginnie Mae (15-43-DM)
2.50%	03/20/45	37,325,347	31,885,386
Ginnie Mae (15-44-Z)
3.00%	03/20/45	12,020,219	10,457,249

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2018

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)
Ginnie Mae (15-52-EZ)
3.00%	04/16/45	$10,608,406	$9,128,749
Ginnie Mae II, Pool #80963
2.75% (1 year Treasury Constant Maturity Rate + 1.500%) (2)	07/20/34	221,305	226,743
Ginnie Mae II, Pool #MA2374
5.00%	11/20/44	752,378	782,808
Ginnie Mae II, Pool #MA2828
4.50%	05/20/45	502,567	518,122
Ginnie Mae II, Pool #MA3456
4.50%	02/20/46	2,841,908	2,942,257
Ginnie Mae II, Pool #MA3521
3.50%	03/20/46	82,678,666	81,422,817
Ginnie Mae II, Pool #MA3663
3.50%	05/20/46	40,695,215	40,058,241
Ginnie Mae II, Pool #MA3665
4.50%	05/20/46	4,559,637	4,708,906
Ginnie Mae II, Pool #MA3736
3.50%	06/20/46	32,022,071	31,510,971
Ginnie Mae II, Pool #MA3739
5.00%	06/20/46	8,430,722	8,898,812
Ginnie Mae II, Pool #MA3803
3.50%	07/20/46	11,750,778	11,561,413
Ginnie Mae II, Pool #MA3876
4.50%	08/20/46	291,134	301,120
Ginnie Mae II, Pool #MA3877
5.00%	08/20/46	3,792,461	4,018,838
Ginnie Mae II, Pool #MA4006
4.50%	10/20/46	138,756	143,689
Ginnie Mae II, Pool #MA4007
5.00%	10/20/46	8,731,024	9,084,148
Ginnie Mae II, Pool #MA4071
4.50%	11/20/46	648,936	677,362
Ginnie Mae II, Pool #MA4126
3.00%	12/20/46	106,629,310	102,182,838
Ginnie Mae II, Pool #MA4129
4.50%	12/20/46	197,262	204,444
Ginnie Mae II, Pool #MA4199
5.00%	01/20/47	8,090,936	8,537,976
Ginnie Mae II, Pool #MA4264
4.50%	02/20/47	25,705,431	26,477,596
Ginnie Mae II, Pool #MA4265
5.00%	02/20/47	8,281,661	8,620,399
Ginnie Mae II, Pool #MA4324
5.00%	03/20/47	9,320,181	9,827,802
Ginnie Mae II, Pool #MA4385
5.00%	04/20/47	1,900,032	1,983,203

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)
Ginnie Mae II, Pool #MA4454
5.00%	05/20/47	$1,522,555	$1,585,762
Ginnie Mae II, Pool #MA4512
4.50%	06/20/47	70,203,006	72,094,176
Ginnie Mae II, Pool #MA4513
5.00%	06/20/47	6,008,420	6,268,581
Ginnie Mae II, Pool #MA4781
5.00%	10/20/47	7,865,923	8,242,634
Ginnie Mae II, Pool #MA4836
3.00%	11/20/47	35,999,348	34,457,284
Ginnie Mae II, Pool #MA4838
4.00%	11/20/47	41,709,910	42,015,433
Ginnie Mae II TBA, 30 Year
4.00% (5)	05/01/48	19,875,000	20,003,876
3.50% (5)	12/01/47	63,440,000	62,312,451
5.00% (5)	06/01/47	11,490,000	11,946,818

Total Residential Mortgage-backed Securities — Agency
(Cost: $3,843,089,179)			3,671,330,975

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 17.8%
ACE Securities Corp. (06-ASP1-A2D)
2.90% (1 mo. USD LIBOR + 0.620%) (2)	12/25/35	5,097,337	5,084,329
ACE Securities Corp. (07-ASP1-A2C)
2.54% (1 mo. USD LIBOR + 0.260%) (2)	03/25/37	14,856,791	9,120,156
ACE Securities Corp. (07-ASP1-A2D)
2.66% (1 mo. USD LIBOR + 0.380%) (2)	03/25/37	7,985,367	4,906,145
Adjustable Rate Mortgage Trust (04-5-3A1)
3.97% (3)	04/25/35	606,080	612,578
Ameriquest Mortgage Securities Trust (06-R2-A1)
2.46% (1 mo. USD LIBOR + 0.175%) (2)	04/25/36	3,347,242	3,343,712
Asset-Backed Funding Certificates (07-NC1-A2)
2.58% (1 mo. USD LIBOR + 0.300%) (1)(2)	05/25/37	8,393,273	8,210,965
Asset-Backed Funding Certificates (07-WMC1-A2A)
3.03% (1 mo. USD LIBOR + 0.750%) (2)	06/25/37	15,200,037	13,084,706
Banc of America Funding Corp. (04-B-3A1)
3.68% (3)(6)	12/20/34	335,175	259,570
Banc of America Funding Corp. (06-D-2A1)
3.51% (3)(6)	05/20/36	59,770	54,552
Banc of America Funding Corp. (06-D-3A1)
3.92% (3)	05/20/36	3,478,536	3,370,372

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)
Banc of America Funding Corp. (06-G-2A1)
2.50% (1 mo. USD LIBOR + 0.220%) (2)	07/20/36	$5,429,170	$5,423,501
Banc of America Funding Corp. (15-R8-1A1)
2.68% (1)(3)	11/26/46	6,096,864	6,059,376
Banc of America Funding Trust (06-3-4A14)
6.00%	03/25/36	934,053	946,966
Banc of America Funding Trust (06-3-5A3)
5.50%	03/25/36	3,417,578	3,245,580
BCAP LLC Trust (08-IND2-A1)
3.93% (1 mo. USD LIBOR + 1.650%) (2)	04/25/38	9,455,203	9,522,290
BCAP LLC Trust (11-RR3-5A3)
3.68% (1)(3)	11/27/37	369,031	368,959
BCAP LLC Trust (11-RR4-2A3)
3.96% (1)(3)	06/26/47	953,463	957,544
BCAP LLC Trust (11-RR4-3A3)
3.63% (1)(3)	07/26/36	1,489,479	1,495,752
BCAP LLC Trust (11-RR9-7A1)
3.17% (1)(3)	04/26/37	3,703,432	3,687,192
BCAP LLC Trust (12-RR2-9A3)
4.00% (1)(3)	03/26/35	276,078	275,493
BCAP LLC Trust (12-RR8-3A1)
3.79% (1)(3)	08/26/36	1,143,186	1,146,184
Bear Stearns Alt-A Trust (04-13-A1)
3.02% (1 mo. USD LIBOR + 0.740%) (2)	11/25/34	353,524	354,429
Bear Stearns Alt-A Trust (05-2-2A4)
3.86% (3)	04/25/35	3,699	3,696
Bear Stearns Alt-A Trust (05-4-23A1)
4.02% (3)	05/25/35	5,564,834	5,622,805
Bear Stearns Alt-A Trust (06-4-32A1)
4.00% (3)	07/25/36	516,259	446,422
Bear Stearns ARM Trust (04-12-1A1)
3.88% (3)	02/25/35	920,828	908,272
Bear Stearns ARM Trust (05-10-A3)
4.43% (3)	10/25/35	5,693,100	5,904,501
Bear Stearns ARM Trust (06-2-2A1)
4.02% (3)	07/25/36	1,914,045	1,848,774
Bear Stearns ARM Trust (07-1-2A1)
3.93% (3)	02/25/47	256,535	264,327
Bear Stearns ARM Trust (07-5-3A1)
4.20% (3)	08/25/47	1,245,042	1,111,815
Bear Stearns Asset-Backed Securities I Trust (05-AC6-1A3)
5.50% (3)	09/25/35	1,588,338	1,582,549
Bear Stearns Asset-Backed Securities I Trust (05-AC6-1A4)
5.40% (3)	09/25/35	3,396,137	3,382,752

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)
Bear Stearns Mortgage Funding Trust (06-AR3-1A1)
2.46% (1 mo. USD LIBOR + 0.180%) (2)	10/25/36	$721,207	$676,411
Chase Mortgage Finance Corp. (06-A1-2A1)
4.28% (3)	09/25/36	902,027	866,332
Chase Mortgage Finance Corp. (07-A1-8A1)
4.51% (3)	02/25/37	3,673,729	3,781,644
Chaseflex Trust (05-1-1A5)
6.50%	02/25/35	3,772,187	3,872,361
Chaseflex Trust (06-1-A3)
6.30% (3)	06/25/36	3,463,803	3,464,306
CIM Trust (16-4-A1)
4.26% (1 mo. USD LIBOR + 2.000%) (1)(2)	10/25/57	37,622,918	38,876,297
CIM Trust (17-7-A)
3.00% (1)(3)	12/25/65	35,119,890	34,527,364
CIM Trust (18-R5-A1)
3.75% (1)(3)	07/25/58	33,300,034	33,059,422
CIM Trust (18-R6-A1)
0.00% (1)(3)(4)	09/25/58	25,000,000	24,948,500
Citicorp Mortgage Securities Trust, Inc. (07-4-3A1)
5.50%	05/25/37	505,187	501,644
Citigroup Mortgage Loan Trust (06-HE3-A1)
2.42% (1 mo. USD LIBOR + 0.140%) (1)(2)	12/25/36	16,690,814	16,290,565
Citigroup Mortgage Loan Trust, Inc. (06-AR5-1A1A)
3.96% (3)	07/25/36	4,134,473	3,491,649
Citigroup Mortgage Loan Trust, Inc. (06-WFH2-A2A)
2.43% (1 mo. USD LIBOR + 0.150%) (2)	08/25/36	367,106	367,921
Citigroup Mortgage Loan Trust, Inc. (07-12-2A1)
6.50% (1)	10/25/36	3,501,496	2,720,314
Citigroup Mortgage Loan Trust, Inc. (14-10-2A1)
2.47% (1 mo. USD LIBOR + 0.250%) (1)(2)	07/25/37	2,486,278	2,470,534
CitiMortgage Alternative Loan Trust (05-A1-2A1)
5.00%	07/25/20	141,663	141,929
Conseco Financial Corp. (99-2-A7)
6.44%	12/01/30	3,258,130	3,544,256
Countrywide Alternative Loan Trust (05-20CB-4A1)
5.25%	07/25/20	295,941	293,260
Countrywide Alternative Loan Trust (05-84-1A1)
3.41% (3)	02/25/36	253,906	207,859
Countrywide Alternative Loan Trust (05-J1-2A1)
5.50%	02/25/25	754,100	763,496
Countrywide Alternative Loan Trust (06-HY12-A5)
3.85% (3)	08/25/36	12,903,632	13,287,620
Countrywide Alternative Loan Trust (06-J3-3A1)
5.50%	04/25/21	286,748	285,040

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2018

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)
Countrywide Home Loans Mortgage Pass-Through Trust (04-13-1A3)
5.50%	08/25/34	$6,165,568	$6,528,779
Countrywide Home Loans Mortgage Pass-Through Trust (05-9-1A1)
2.88% (1 mo. USD LIBOR + 0.600%) (2)	05/25/35	11,556,092	10,900,615
Countrywide Home Loans Mortgage Pass-Through Trust (05-HYB5-4A1)
3.94% (3)	09/20/35	28,369	24,102
Countrywide Home Loans Mortgage Pass-Through Trust (07-HY5-1A1)
4.51% (3)	09/25/47	8,399	8,204
Countrywide Home Loans Mortgage Pass-Through Trust (07-HYB1-1A1)
3.31% (3)	03/25/37	48,204	40,692
Credit Suisse First Boston Mortgage Securities Corp. (03-8-4PPA)
5.75%	04/22/33	30,420	31,605
Credit Suisse First Boston Mortgage Securities Corp. (05-11-1A1)
6.50% (6)	12/25/35	2,338,014	1,945,208
Credit Suisse First Boston Mortgage Securities Corp. (05-12-1A1)
6.50%	01/25/36	8,402,881	5,386,874
Credit Suisse Mortgage Capital Certificates (15-5R-2A1)
2.50% (1 mo. USD LIBOR + 0.280%) (1)(2)	04/27/47	5,978,788	5,919,232
Credit Suisse Mortgage Trust (13-7R-4A1)
2.38% (1 mo. USD LIBOR + 0.160%) (1)(2)	07/26/36	2,763,928	2,653,807
Credit-Based Asset Servicing and Securitization LLC (06-CB1-AF2)
3.48%	01/25/36	4,228,459	3,605,518
Credit-Based Asset Servicing and Securitization LLC (06-CB7-A4)
2.44% (1 mo. USD LIBOR + 0.160%) (2)	10/25/36	28,999,567	22,553,172
Credit-Based Asset Servicing and Securitization LLC (06-CB9-A4)
2.51% (1 mo. USD LIBOR + 0.230%) (2)	11/25/36	16,588,919	11,039,215
Credit-Based Asset Servicing and Securitization LLC (07-CB2-A2B)
4.10%	02/25/37	3,638,022	2,886,737
Credit-Based Asset Servicing and Securitization LLC (07-CB2-A2C)
4.10%	02/25/37	12,514,095	9,928,588
CSMC Mortgage-Backed Trust (06-8-3A1)
6.00%	10/25/21	2,532,248	2,301,420

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)
CSMC Mortgage-Backed Trust (06-9-5A1)
5.50%	11/25/36	$2,377,785	$2,305,412
CSMC Mortgage-Backed Trust (07-2-3A4)
5.50%	03/25/37	8,197,284	7,001,811
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust (06-AR6-A6)
2.47% (1 mo. USD LIBOR + 0.190%) (2)	02/25/37	399,357	363,560
DSLA Mortgage Loan Trust (05-AR6-2A1A)
2.57% (1 mo. USD LIBOR + 0.290%) (2)	10/19/45	2,946,790	2,965,964
DSLA Mortgage Loan Trust (06-AR2-2A1A)
2.48% (1 mo. USD LIBOR + 0.200%) (2)	10/19/36	29,769,886	26,964,381
DSLA Mortgage Loan Trust (07-AR1-2A1A)
2.42% (1 mo. USD LIBOR + 0.140%) (2)	04/19/47	8,703,672	8,575,002
Fieldstone Mortgage Investment Corp. (07-1-2A2)
2.55% (1 mo. USD LIBOR + 0.270%) (2)	04/25/47	4,157,703	3,194,734
First Franklin Mortgage Loan Asset-Backed Certificates (06-FF18-A2C)
2.44% (1 mo. USD LIBOR + 0.160%) (2)	12/25/37	23,433,719	20,591,129
First Franklin Mortgage Loan Asset-Backed Certificates (06-FF18-A2D)
2.49% (1 mo. USD LIBOR + 0.210%) (2)	12/25/37	13,751,705	12,144,262
First Franklin Mortgage Loan Asset-Backed Certificates (07-FF1-A2C)
2.42% (1 mo. USD LIBOR + 0.140%) (2)	01/25/38	5,615,997	4,206,892
First Franklin Mortgage Loan Asset-Backed Certificates (07-FF1-A2D)
2.50% (1 mo. USD LIBOR + 0.220%) (2)	01/25/38	23,552,900	17,826,853
First Franklin Mortgage Loan Trust (06-FF9-2A4)
2.53% (1 mo. USD LIBOR + 0.250%) (2)	06/25/36	5,068,000	4,472,757
First Horizon Alternative Mortgage Securities Trust (05-AA3-3A1)
4.15% (3)	05/25/35	3,980,703	4,062,263
First Horizon Alternative Mortgage Securities Trust (05-AA7-1A1)
3.89% (3)	09/25/35	3,246,581	3,045,931
First Horizon Alternative Mortgage Securities Trust (05-AA7-2A1)
4.11% (3)	09/25/35	2,732,331	2,652,050
First Horizon Alternative Mortgage Securities Trust (06-AA7-A1)
3.93% (3)	01/25/37	10,811,929	9,869,032

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)
Fremont Home Loan Trust (05-E-2A4)
2.61% (1 mo. USD LIBOR + 0.330%) (2)	01/25/36	$15,482,783	$14,941,635
Fremont Home Loan Trust (06-1-2A3)
2.46% (1 mo. USD LIBOR + 0.180%) (2)	04/25/36	2,981,831	2,943,038
GMAC Mortgage Loan Trust (05-AR5-2A1)
4.62% (3)	09/19/35	2,822,846	2,534,743
GreenPoint Mortgage Funding Trust (05-AR3-1A1)
2.52% (1 mo. USD LIBOR + 0.240%) (2)	08/25/45	582,562	543,855
GreenPoint Mortgage Funding Trust (06-AR5-A2A2)
2.37% (1 mo. USD LIBOR + 0.150%) (2)(7)	10/25/46	799	—
GS Mortgage Securities Corp. (09-1R-3A1)
3.93% (1)(3)	11/25/35	126,630	127,324
GSAA Home Equity Trust (05-7-AF5)
4.61%	05/25/35	838,125	845,396
GSAA Home Equity Trust (05-9-2A3)
2.65% (1 mo. USD LIBOR + 0.370%) (2)	08/25/35	390,288	389,113
GSR Mortgage Loan Trust (04-9-3A1)
4.31% (3)	08/25/34	2,923,713	3,038,505
GSR Mortgage Loan Trust (07-3F-3A7)
6.00%	05/25/37	11,163,406	10,380,717
GSR Mortgage Loan Trust (07-AR2-2A1)
3.98% (3)	05/25/37	3,628,850	3,273,289
GSR Mortgage Loan Trust (07-AR2-5A1A)
4.17% (3)	05/25/37	1,875,575	1,692,511
Harborview Mortgage Loan Trust (05-9-2A1A)
2.62% (1 mo. USD LIBOR + 0.340%) (2)	06/20/35	2,783,135	2,766,223
Harborview Mortgage Loan Trust (06-8-2A1A)
2.47% (1 mo. USD LIBOR + 0.190%) (2)	07/21/36	12,051,092	11,039,091
HSI Asset Loan Obligation Trust (07-2-2A12)
6.00%	09/25/37	880,974	802,451
Impac CMB Trust (04-5-1A1)
3.00% (1 mo. USD LIBOR + 0.720%) (2)	10/25/34	5,951	5,915
Impac CMB Trust (05-1-1A1)
2.80% (1 mo. USD LIBOR + 0.520%) (2)	04/25/35	1,223,513	1,180,446
Impac CMB Trust (05-5-A2)
2.72% (1 mo. USD LIBOR + 0.440%) (2)	08/25/35	5,953,273	5,826,930
Indymac Index Mortgage Loan Trust (04-AR4-2A)
4.28% (3)	08/25/34	6,308,360	6,426,659
Indymac Index Mortgage Loan Trust (04-AR9-4A)
4.39% (3)	11/25/34	1,003,615	888,055

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)
Indymac Index Mortgage Loan Trust (05-AR17-3A1)
3.90% (3)	09/25/35	$4,477,339	$4,127,353
Indymac Index Mortgage Loan Trust (05-AR23-2A1)
4.02% (3)	11/25/35	3,412,750	3,297,232
Indymac Index Mortgage Loan Trust (05-AR23-6A1)
3.77% (3)	11/25/35	4,447,296	4,265,859
Indymac Index Mortgage Loan Trust (05-AR25-2A1)
3.71% (3)	12/25/35	2,427,011	2,332,801
Indymac Index Mortgage Loan Trust (05-AR7-2A1)
3.83% (3)	06/25/35	3,393,403	3,077,765
Indymac Index Mortgage Loan Trust (06-AR39-A1)
2.46% (1 mo. USD LIBOR + 0.180%) (2)	02/25/37	8,831,706	8,498,731
Indymac Index Mortgage Loan Trust (07-AR11-1A1)
3.35% (3)(6)	06/25/37	23,039	19,615
Indymac Index Mortgage Loan Trust (07-AR5-2A1)
3.59% (3)	05/25/37	15,309,439	14,336,778
Indymac Index Mortgage Loan Trust (07-AR7-1A1)
4.10% (3)	11/25/37	3,793,380	3,773,981
JPMorgan Alternative Loan Trust (06-A2-5A1)
3.78% (3)	05/25/36	6,660,275	5,715,965
JPMorgan Alternative Loan Trust (06-A4-A8)
3.84% (3)	09/25/36	2,247,551	2,191,278
JPMorgan Mortgage Acquisition Corp. (06-CH2-AF4)
5.76%	10/25/36	6,769,612	5,535,737
JPMorgan Mortgage Acquisition Corp. (07-CH4-A4)
2.44% (1 mo. USD LIBOR + 0.160%) (2)	01/25/36	13,058,033	13,028,849
JPMorgan Mortgage Trust (05-A6-7A1)
4.37% (3)	08/25/35	404,184	397,241
JPMorgan Mortgage Trust (06-A2-5A3)
4.24% (3)	11/25/33	2,218,398	2,295,303
JPMorgan Mortgage Trust (06-A4-1A4)
4.15% (3)	06/25/36	532,054	512,155
JPMorgan Mortgage Trust (06-A7-2A4R)
3.92% (3)	01/25/37	23,112	22,335
JPMorgan Mortgage Trust (06-S2-2A2)
5.88%	06/25/21	557,966	531,522
JPMorgan Resecuritization Trust Series (14-6-3A1)
2.43% (1 mo. USD LIBOR + 0.210%) (1)(2)	07/27/46	3,808,429	3,797,594
Lehman Mortgage Trust (05-1-6A1)
5.00%	11/25/20	833,846	463,446
Lehman Mortgage Trust (06-4-4A1)
6.00%	08/25/21	1,604,485	1,562,145
Lehman Mortgage Trust (07-10-4A1)
6.00% (6)	01/25/27	71,437	64,809

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2018

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)
Lehman XS Trust (06-10N-1A3A)
2.49% (1 mo. USD LIBOR + 0.210%) (2)	07/25/46	$15,410,006	$15,057,126
Lehman XS Trust (06-12N-A2A1)
2.43% (1 mo. USD LIBOR + 0.150%) (2)(6)(7)	08/25/46	4,500	—
Lehman XS Trust (06-12N-A31A)
2.48% (1 mo. USD LIBOR + 0.200%) (2)	08/25/46	5,376,987	5,024,425
Lehman XS Trust (06-13-1A2)
2.45% (1 mo. USD LIBOR + 0.170%) (2)	09/25/36	2,110,255	2,070,478
Lehman XS Trust (06-9-A1B)
2.44% (1 mo. USD LIBOR + 0.160%) (2)	05/25/46	3,581,882	5,048,474
Lehman XS Trust (06-GP1-A2A)
2.45% (1 mo. USD LIBOR + 0.170%) (2)(6)(7)	05/25/46	8,343	—
Lehman XS Trust (06-GP4-3A2A)
2.44% (1 mo. USD LIBOR + 0.160%) (2)(7)	08/25/46	77	—
Long Beach Mortgage Loan Trust (06-WL1-1A3)
2.94% (1 mo. USD LIBOR + 0.330%) (2)	01/25/46	726,492	726,029
Long Beach Mortgage Loan Trust (06-WL1-2A4)
2.96% (1 mo. USD LIBOR + 0.340%) (2)	01/25/46	14,950,000	14,860,584
Madison Avenue Manufactured Housing Contract (02-A-B1)
5.53% (1 mo. USD LIBOR + 3.250%) (2)	03/25/32	1,491,103	1,502,897
MASTR Alternative Loans Trust (05-4-1A1)
6.50%	05/25/35	5,801,582	5,660,702
MASTR Alternative Loans Trust (06-2-2A1)
2.68% (1 mo. USD LIBOR + 0.400%) (2)(7)	03/25/36	67,852	13,879
MASTR Asset Securitization Trust (06-3-2A1)
2.73% (1 mo. USD LIBOR + 0.450%) (2)(6)	10/25/36	45,500	24,276
MASTR Asset-Backed Securities Trust (06-AB1-A4)
5.72%	02/25/36	1,010,793	980,886
MASTR Asset-Backed Securities Trust (06-HE1-A4)
2.57% (1 mo. USD LIBOR + 0.290%) (2)	01/25/36	2,688,920	2,699,661
MASTR Asset-Backed Securities Trust (06-HE5-A3)
2.44% (1 mo. USD LIBOR + 0.160%) (2)	11/25/36	20,491,636	14,307,645
MASTR Seasoned Securitization Trust (04-1-4A1)
4.63% (3)	10/25/32	8,700	8,865

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)
Merrill Lynch Alternative Note Asset Trust (07-A1-A2C)
2.51% (1 mo. USD LIBOR + 0.230%) (2)	01/25/37	$1,994,677	$906,628
Merrill Lynch Alternative Note Asset Trust (07-A1-A3)
2.44% (1 mo. USD LIBOR + 0.160%) (2)	01/25/37	1,026,062	463,554
Merrill Lynch First Franklin Mortgage Loan Trust (07-1-A2B)
2.45% (1 mo. USD LIBOR + 0.170%) (2)	04/25/37	7,995,109	4,853,943
Merrill Lynch First Franklin Mortgage Loan Trust (07-1-A2C)
2.53% (1 mo. USD LIBOR + 0.250%) (2)	04/25/37	27,979,504	17,152,855
Merrill Lynch First Franklin Mortgage Loan Trust (07-1-A2D)
2.62% (1 mo. USD LIBOR + 0.340%) (2)	04/25/37	6,895,708	4,273,467
Merrill Lynch First Franklin Mortgage Loan Trust (07-2-A2C)
2.52% (1 mo. USD LIBOR + 0.240%) (2)	05/25/37	6,165,584	4,319,990
Merrill Lynch First Franklin Mortgage Loan Trust (07-3-A2B)
2.41% (1 mo. USD LIBOR + 0.130%) (2)	06/25/37	2,903,230	2,157,680
Merrill Lynch First Franklin Mortgage Loan Trust (07-4-2A3)
2.44% (1 mo. USD LIBOR + 0.160%) (2)	07/25/37	37,062,785	26,634,040
Merrill Lynch Mortgage-Backed Securities Trust (07-2-1A1)
4.98% (1 year Treasury Constant Maturity Rate + 2.400%) (2)	08/25/36	1,694,210	1,660,166
Mid-State Trust (05-1-A)
5.75%	01/15/40	3,182,915	3,447,751
Morgan Stanley ABS Capital I, Inc. Trust (04-NC8-M2)
3.24% (1 mo. USD LIBOR + 0.960%) (2)	09/25/34	790,893	789,385
Morgan Stanley ABS Capital I, Inc. Trust (05-HE3-M3)
3.08% (1 mo. USD LIBOR + 0.795%) (2)	07/25/35	110,500	110,812
Morgan Stanley Home Equity Loan Trust (06-2-A4)
2.56% (1 mo. USD LIBOR + 0.280%) (2)	02/25/36	3,012,159	3,000,317
Morgan Stanley Mortgage Loan Trust (05-6AR-1A1)
2.56% (1 mo. USD LIBOR + 0.280%) (2)	11/25/35	1,087,679	1,094,364
Morgan Stanley Mortgage Loan Trust (07-3XS-2A6)
5.76%	01/25/47	1,032,375	526,619

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)
Morgan Stanley Mortgage Loan Trust (07-7AX-2A1)
2.40% (1 mo. USD LIBOR + 0.120%) (2)	04/25/37	$3,744,424	$1,862,781
Morgan Stanley REREMIC Trust (13-R2-1A)
3.55% (1)(3)	10/26/36	4,071,370	4,054,552
Morgan Stanley REREMIC Trust (13-R3-12A)
3.61% (1)(3)	01/26/47	114,865	115,183
Morgan Stanley Resecuritization Trust (14-R2-2A)
3.13% (1)(3)	12/26/46	7,171,093	7,112,230
MortgageIT Trust (05-3-A1)
2.88% (1 mo. USD LIBOR + 0.600%) (2)	08/25/35	5,712,868	5,620,987
MortgageIT Trust (05-4-A1)
2.56% (1 mo. USD LIBOR + 0.280%) (2)	10/25/35	2,820,985	2,782,582
Nationstar Home Equity Loan Trust (07-B-2AV3)
2.53% (1 mo. USD LIBOR + 0.250%) (2)	04/25/37	6,556,313	6,555,182
Nomura Resecuritization Trust (15-2R-1A1)
2.84% (12 mo. Monthly Treasury Average Index + 1.000%) (1)(2)	08/26/46	4,474,965	4,417,996
Nomura Resecuritization Trust (15-4R-2A1)
2.36% (1 mo. USD LIBOR + 0.306%) (1)(2)	10/26/36	5,968,305	5,940,705
Nomura Resecuritization Trust (15-5R-2A1)
4.11% (1)(3)	03/26/35	6,849,072	6,924,652
Nomura Resecuritization Trust (15-7R-2A1)
3.64% (1)(3)	08/26/36	2,949,108	2,934,634
Oakwood Mortgage Investors, Inc. (02-A-A4)
6.97% (3)	03/15/32	2,523,446	2,686,237
Oakwood Mortgage Investors, Inc. (99-E-A1)
7.61% (3)	03/15/30	4,670,102	4,250,838
Opteum Mortgage Acceptance Corp. (06-1-2A1)
5.75% (3)	04/25/36	3,033,397	3,228,238
Ownit Mortgage Loan Asset-Backed Certificates (06-3-A2D)
2.55% (1 mo. USD LIBOR + 0.270%) (2)	03/25/37	19,300,000	17,386,295
Ownit Mortgage Loan Asset-Backed Certificates (06-6-A2C)
2.44% (1 mo. USD LIBOR + 0.160%) (2)	09/25/37	17,563,543	11,047,830
Prime Mortgage Trust (06-1-1A1)
5.50%	06/25/36	1,986,696	1,977,649
RAAC Series Trust (05-SP1-4A1)
7.00%	09/25/34	3,209,841	3,224,574
RAAC Series Trust (07-SP1-A3)
2.76% (1 mo. USD LIBOR + 0.480%) (2)	03/25/37	1,139,377	1,142,850

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)
RALI Trust (05-QA13-2A1)
4.62% (3)	12/25/35	$814,004	$744,273
RALI Trust (05-QA7-A21)
4.39% (3)	07/25/35	2,914,654	2,768,407
RALI Trust (06-QA3-A1)
2.48% (1 mo. USD LIBOR + 0.200%) (2)	04/25/36	4,359,034	4,284,681
Residential Accredit Loans, Inc. (05-QA8-CB21)
4.58% (3)	07/25/35	5,556,011	4,422,846
Residential Accredit Loans, Inc. (05-QS7-A1)
5.50%	06/25/35	1,079,155	984,832
Residential Accredit Loans, Inc. (06-QA1-A21)
4.70% (3)	01/25/36	20,585	18,141
Residential Accredit Loans, Inc. (06-QA10-A2)
2.46% (1 mo. USD LIBOR + 0.180%) (2)	12/25/36	17,693,937	16,930,598
Residential Accredit Loans, Inc. (06-QA2-1A1)
2.53% (1 mo. USD LIBOR + 0.250%) (2)	02/25/36	24,889	20,345
Residential Accredit Loans, Inc. (06-QS10-AV) (I/O)
0.57% (3)(7)	08/25/36	45,051,950	1,043,065
Residential Accredit Loans, Inc. (06-QS11-AV) (I/O)
0.35% (3)(6)(7)	08/25/36	43,624,400	635,967
Residential Accredit Loans, Inc. (06-QS5-A5)
6.00%	05/25/36	5,647,822	5,233,658
Residential Accredit Loans, Inc. (06-QS6-1AV) (I/O)
0.76% (3)(7)	06/25/36	56,143,067	1,436,892
Residential Accredit Loans, Inc. (06-QS7-AV) (I/O)
0.70% (3)(6)(7)	06/25/36	12,953,963	332,574
Residential Accredit Loans, Inc. (07-QS1-2AV) (I/O)
0.17% (3)(7)	01/25/37	2,926,935	22,645
Residential Accredit Loans, Inc. (07-QS2-AV) (I/O)
0.33% (3)(7)	01/25/37	21,815,682	256,007
Residential Accredit Loans, Inc. (07-QS3-AV) (I/O)
0.37% (3)(7)	02/25/37	89,289,439	1,200,809
Residential Accredit Loans, Inc. (07-QS4-3AV) (I/O)
0.37% (3)(7)	03/25/37	10,386,688	148,057
Residential Accredit Loans, Inc. (07-QS5-AV) (I/O)
0.26% (3)(7)	03/25/37	14,338,477	130,156
Residential Accredit Loans, Inc. (07-QS6-A45)
5.75%	04/25/37	3,166,688	2,915,509
Residential Accredit Loans, Inc. (07-QS8-AV) (I/O)
0.40% (3)(7)	06/25/37	21,355,643	390,107
Residential Funding Mortgage Securities I (05-SA5-2A)
4.55% (3)	11/25/35	24,829	23,685
Residential Funding Mortgage Securities I (06-S9-A3) (PAC)
5.75%	09/25/36	661,603	630,942

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2018

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)
Residential Funding Mortgage Securities I (07-S2-A9)
6.00%	02/25/37	$7,747,708	$7,306,863
Residential Funding Mortgage Securities I (07-SA2-2A2)
4.27% (3)	04/25/37	24,328	23,322
Saxon Asset Securities Trust (06-2-A2)
2.41% (1 mo. USD LIBOR + 0.130%) (2)	09/25/36	5,786,735	5,784,680
Saxon Asset Securities Trust (06-3-A3)
2.45% (1 mo. USD LIBOR + 0.170%) (2)	10/25/46	11,962,232	11,742,881
Saxon Asset Securities Trust (07-2-A2D)
2.58% (1 mo. USD LIBOR + 0.300%) (2)	05/25/47	18,889,327	15,137,578
Securitized Asset-Backed Receivables LLC Trust (07-BR1-A2C)
2.62% (1 mo. USD LIBOR + 0.340%) (2)	02/25/37	3,273,155	2,156,945
Securitized Asset-Backed Receivables LLC Trust (07-BR2-A2)
2.51% (1 mo. USD LIBOR + 0.230%) (2)	02/25/37	42,072,433	21,662,330
Securitized Asset-Backed Receivables LLC Trust (07-NC2-A2B)
2.42% (1 mo. USD LIBOR + 0.140%) (2)	01/25/37	18,246,484	13,544,460
Sequoia Mortgage Trust (03-8-A1)
2.92% (1 mo. USD LIBOR + 0.640%) (2)	01/20/34	744,684	737,538
SG Mortgage Securities Trust (07-NC1-A2)
2.52% (1 mo. USD LIBOR + 0.240%) (1)(2)	12/25/36	21,266,399	14,876,952
Soundview Home Equity Loan Trust (06-OPT4-2A4)
2.51% (1 mo. USD LIBOR + 0.230%) (2)	06/25/36	10,400,000	9,952,463
Soundview Home Equity Loan Trust (07-OPT3-2A4)
2.53% (1 mo. USD LIBOR + 0.250%) (2)	08/25/37	4,000,000	3,763,228
Specialty Underwriting & Residential Finance (06-AB3-A2B)
2.43% (1 mo. USD LIBOR + 0.150%) (2)	09/25/37	20,088	12,380
Structured Adjustable Rate Mortgage Loan Trust (04-12-2A)
4.25% (3)	09/25/34	2,099,329	2,080,059
Structured Adjustable Rate Mortgage Loan Trust (04-14-2A)
4.36% (3)	10/25/34	3,300,829	3,366,172
Structured Adjustable Rate Mortgage Loan Trust (05-16XS-A2A)
3.23% (1 mo. USD LIBOR + 0.950%) (2)	08/25/35	3,552,755	3,573,006

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)
Structured Adjustable Rate Mortgage Loan Trust (06-2-5A1)
4.10% (3)	03/25/36	$511,894	$466,255
Structured Adjustable Rate Mortgage Loan Trust (06-4-5A1)
4.01% (3)	05/25/36	2,081,382	1,883,348
Structured Adjustable Rate Mortgage Loan Trust (06-5-1A1)
4.12% (3)	06/25/36	4,469,155	4,404,913
Structured Adjustable Rate Mortgage Loan Trust (07-1-1A1)
3.87% (3)	02/25/37	2,489,269	2,005,968
Structured Asset Securities Corp. (05-2XS-1A5B)
5.15%	02/25/35	114,446	114,082
Structured Asset Securities Corp. (06-EQ1A-A4)
2.43% (1 mo. USD LIBOR + 0.150%) (1)(2)	07/25/36	2,520,518	2,525,162
Structured Asset Securities Corp. (06-WF2-A4)
2.59% (1 mo. USD LIBOR + 0.310%) (2)	07/25/36	3,511,835	3,521,883
Suntrust Adjustable Rate Mortgage Loan Trust (07-2-2A1)
3.82% (3)	04/25/37	201,070	166,416
Suntrust Adjustable Rate Mortgage Loan Trust (07-3-1A1)
4.22% (3)	06/25/37	6,774	6,331
Suntrust Adjustable Rate Mortgage Loan Trust (07-S1-2A1)
4.33% (3)	01/25/37	733,643	739,960
Towd Point Mortgage Trust (17-4-A1)
2.75% (1)(3)	06/25/57	20,496,646	19,917,851
Wachovia Mortgage Loan Trust LLC (06-AMN1-A3)
2.52% (1 mo. USD LIBOR + 0.240%) (2)	08/25/36	8,570,295	5,176,944
WaMu Mortgage Pass-Through Certificates (04-AR14-A1)
3.51% (3)	01/25/35	6,553,094	6,737,709
WaMu Mortgage Pass-Through Certificates (05-AR13-A1A1)
2.57% (1 mo. USD LIBOR + 0.290%) (2)	10/25/45	7,965,752	7,954,300
WaMu Mortgage Pass-Through Certificates (05-AR13-A1A2)
3.40% (12 mo. Monthly Treasury Average Index + 1.450%) (2)	10/25/45	641,937	660,274
WaMu Mortgage Pass-Through Certificates (05-AR14-2A1)
3.82% (3)	12/25/35	1,358,338	1,322,682

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)
WaMu Mortgage Pass-Through Certificates (05-AR18-1A1)
3.52% (3)	01/25/36	$2,424,909	$2,381,990
WaMu Mortgage Pass-Through Certificates (05-AR2-2A1A)
2.59% (1 mo. USD LIBOR + 0.310%) (2)	01/25/45	248,873	250,254
WaMu Mortgage Pass-Through Certificates (05-AR9-A1A)
2.92% (1 mo. USD LIBOR + 0.640%) (2)	07/25/45	5,688,169	5,738,491
WaMu Mortgage Pass-Through Certificates (06-AR1-2A1A)
3.02% (12 mo. Monthly Treasury Average Index + 1.070%) (2)	01/25/46	17,685,401	18,427,668
WaMu Mortgage Pass-Through Certificates (06-AR11-1A)
2.91% (12 mo. Monthly Treasury Average Index + 0.960%) (2)	09/25/46	4,665,479	4,308,476
WaMu Mortgage Pass-Through Certificates (06-AR17-1A1A)
2.65% (12 mo. Monthly Treasury Average Index + 0.810%) (2)	12/25/46	5,388,837	5,297,433
Washington Mutual Alternative Mortgage Pass-Through Certificates (02-AR1-1A1)
3.60% (3)	11/25/30	112,946	114,656
Washington Mutual Alternative Mortgage Pass-Through Certificates (06-1-3A2)
5.75%	02/25/36	1,082,774	1,023,714
Washington Mutual Alternative Mortgage Pass-Through Certificates (06-5-1A1)
2.88% (1 mo. USD LIBOR + 0.600%) (2)	07/25/36	2,319,017	1,704,871
Washington Mutual Alternative Mortgage Pass-Through Certificates (06-AR10-A2A)
2.45% (1 mo. USD LIBOR + 0.170%) (2)	12/25/36	4,105,048	3,704,919
Washington Mutual Alternative Mortgage Pass-Through Certificates (07-OA3-5A)
2.27% (11th District Cost of Funds + 1.250%) (2)	04/25/47	1,765,727	1,595,272
Washington Mutual Alternative Mortgage Pass-Through Certificates (07-OC2-A3)
2.59% (1 mo. USD LIBOR + 0.310%) (2)	06/25/37	5,107,390	4,691,058
Washington Mutual Asset-Backed Certificates (06-HE1-2A4)
2.56% (1 mo. USD LIBOR + 0.280%) (2)	04/25/36	10,740,233	10,409,640

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)
Wells Fargo Home Equity Asset-Backed Securities (06-3-A2)
2.43% (1 mo. USD LIBOR + 0.150%) (2)	01/25/37	$6,473,350	$6,437,744
Wells Fargo Home Equity Asset-Backed Securities (07-1-A3)
2.60% (1 mo. USD LIBOR + 0.320%) (2)	03/25/37	5,521,000	4,524,574
Wells Fargo Mortgage-Backed Securities Trust (04-DD-2A6)
3.82% (3)	01/25/35	1,820,100	1,889,508
Wells Fargo Mortgage-Backed Securities Trust (06-AR11-A6)
4.52% (3)	08/25/36	3,683,896	3,725,668
Wells Fargo Mortgage-Backed Securities Trust (06-AR6-4A1)
4.40% (3)	03/25/36	2,724,810	2,748,788
Wells Fargo Mortgage-Backed Securities Trust (06-AR7-2A4)
4.32% (3)	05/25/36	1,674,411	1,702,108
Wells Fargo Mortgage-Backed Securities Trust (07-10-1A32)
6.00%	07/25/37	3,309,995	3,293,461
Wells Fargo Mortgage-Backed Securities Trust (07-AR4-A1)
4.57% (3)	08/25/37	275,803	273,171
Wells Fargo Mortgage-Backed Securities Trust (08-1-4A1)
5.75%	02/25/38	1,299,215	1,364,337

Total Residential Mortgage-backed Securities — Non-agency
(Cost: $943,375,631)			1,192,685,604

U.S. GOVERNMENT AGENCY OBLIGATION — 0.3% (Cost: $18,170,166)
Federal Home Loan Banks 4.35%, due 09/28/38		18,210,000	18,071,240

U.S. TREASURY SECURITIES — 21.7%
U.S. Treasury Bond
3.00%	08/15/48	551,696,000	510,232,598
U.S. Treasury Note
2.75%	07/31/23	159,833,000	158,190,964
2.88%	09/30/23	120,325,000	119,718,185
2.88%	10/31/23	431,206,000	429,032,157
2.88%	08/15/28	245,042,000	239,272,802

Total U.S. Treasury Securities
(Cost: $1,474,612,132)			1,456,446,706

Total Fixed Income Securities
(Cost: $6,555,064,653)			6,606,698,730

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2018

Issues	Maturity Date	Shares	Value
MONEY MARKET INVESTMENTS — 0.1%
State Street Institutional U.S. Government Money Market Fund — Premier Class,
2.09% (8)		9,109,170	$9,109,170

Total Money Market Investments
(Cost: $9,109,170)			9,109,170

		Principal Amount
SHORT TERM INVESTMENTS — 4.8%
Foreign Government Bonds — 1.0%
Japan Treasury Bill
0.00% (4)	01/09/19	JPY 3,930,000,000	34,844,166
0.00% (4)	01/28/19	JPY 3,815,000,000	33,830,131

Total Foreign Government Bonds
(Cost: $68,555,687)			68,674,297

Issues	Maturity Date	Principal Amount	Value
U.S. Treasury Securities — 3.2%
U.S. Treasury Bill
2.12% (9)(10)	12/13/18	$6,419,000	$6,402,974
2.22% (9)	01/10/19	20,000,000	19,913,812
2.30% (9)	01/31/19	30,000,000	29,826,910
2.41% (9)	04/04/19	163,000,000	161,349,195

Total U.S. Treasury Securities
(Cost: $217,503,782)			217,492,891

DISCOUNT NOTE — 0.6% (Cost: $37,916,627)
Federal Home Loan Bank
0.00% (4)(9)	12/07/18	38,000,000	37,916,755

Total Short Term Investments
(Cost: $323,976,096)			324,083,943

Total Investments (103.4%)
(Cost: $6,888,149,919)			6,939,891,843
Liabilities in Excess of Other Assets (-3.4%)			(230,483,184)

Net Assets (100.0%)			$6,709,408,659

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional Contract Value	Market Value	Net Unrealized (Depreciation)
BUY
3,730	5-Year U.S. Treasury Note Futures	12/31/18	$422,850,814	$419,187,892	$(3,662,922)
1,121	10-Year U.S. Treasury Note Futures	12/19/18	134,408,525	132,768,438	(1,640,087)
3,463	2-Year U.S. Treasury Note Futures	12/31/18	731,770,250	729,502,594	(2,267,656)

			$1,289,029,589	$1,281,458,924	$(7,570,665)

Forward Currency Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
SELL (11)
Goldman Sachs & Co.	JPY	3,930,000,000	01/09/19	$34,920,451	$35,036,829	$(116,378)
Goldman Sachs & Co.	JPY	3,815,000,000	01/28/19	34,215,247	34,063,527	151,720

				$69,135,698	$69,100,356	$35,342

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Notes to Schedule of Investments:

JPY -	Japanese Yen.
ABS -	Asset-Backed Securities.
ACES -	Alternative Credit Enhancement Securities.
ARM -	Adjustable Rate Mortgage.
I/F -	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O -	Interest Only Security.
PAC -	Planned Amortization Class.
P/O -	Principal Only Security.
TAC -	Target Amortization Class.
TBA -	To be Announced.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2018, the value of these securities amounted to $330,770,794 or 4.9% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2018.
(3)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(4)	Security is not accruing interest.
(5)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(6)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted.
(7)	For fair value measurement disclosure purposes, security is categorized as Level 3.
(8)	Rate disclosed is the 7-day net yield as of October 31, 2018.
(9)	Rate shown represents yield-to-maturity.
(10)	All or a portion of this security is held as collateral for open futures contracts.
(11)	Fund sells foreign currency, buys U.S. Dollar.

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Investments by Industry	October 31, 2018

Industry	Percentage of Net Assets
Asset-Backed Securities	1.7%
Commercial Mortgage-Backed Securities — Agency	1.8
Commercial Mortgage-Backed Securities — Non-Agency	0.5
Residential Mortgage-Backed Securities — Agency	54.7
Residential Mortgage-Backed Securities — Non-Agency	17.8
Short Term Investments	4.8
U.S. Government Agency Obligations	0.3
U.S. Treasury Securities	21.7
Money Market Investments	0.1

Total	103.4%

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$116,265,773	$—	$116,265,773
Commercial Mortgage-Backed Securities — Agency	—	119,602,265	—	119,602,265
Commercial Mortgage-Backed Securities — Non-Agency	—	32,296,167	—	32,296,167
Residential Mortgage-Backed Securities — Agency	—	3,671,330,975	—	3,671,330,975
Residential Mortgage-Backed Securities — Non-Agency	—	1,187,075,446	5,610,158	1,192,685,604
U.S. Government Agency Obligations	—	18,071,240	—	18,071,240
U.S. Treasury Securities	1,456,446,706	—	—	1,456,446,706

Total Fixed Income Securities	1,456,446,706	5,144,641,866	5,610,158	6,606,698,730

Money Market Investments	9,109,170	—	—	9,109,170
Short-Term Investments	217,492,891	106,591,052	—	324,083,943

Total Investments	1,683,048,767	5,251,232,918	5,610,158	6,939,891,843

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	151,720	—	151,720

Total Investments	$1,683,048,767	$5,251,384,638	$5,610,158	$6,940,043,563

Liability Derivatives
Futures
Interest Rate Risk	$(7,570,665)	$—	$—	$(7,570,665)
Forward Currency Contracts
Foreign Currency Risk	—	(116,378)	—	(116,378)

Total	$(7,570,665)	$(116,378)	$—	$(7,687,043)

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2018

	TCW Core Fixed Income Fund	TCW Enhanced Commodity Strategy Fund (1)		TCW Global Bond Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (2)	$1,302,485	$1,639		$15,803
Investment in Affiliated Issuers, at Value	—	—		356	(3)
Foreign Currency, at Value	—	—		10	(4)
Cash	—	—		2
Receivable for Securities Sold	7,836	—	(5)	—
Receivable for Sale of When-Issued Securities	12,904	—		25
Receivable for Fund Shares Sold	483	—		—
Interest Receivable	6,761	3		143
Dividends Receivable from Affiliate	—	—		1
Receivable from Investment Advisor	54	15		15
Unrealized Appreciation on Open Forward Foreign Currency Contracts	28	—		4
Cash Collateral Held for Brokers	—	230		—
Prepaid Expenses	5	—		4

Total Assets	1,330,556	1,887		16,363

LIABILITIES
Distributions Payable	2,805	—		—
Payable for Securities Purchased	7,550	—		97
Payable for Purchase of When-Issued Securities	66,744	—		199
Payable for Fund Shares Redeemed	5,880	—		—
Accrued Directors’ Fees and Expenses	11	11		11
Accrued Management Fees	458	1		8
Accrued Distribution Fees	63	—	(5)	2
Interest Payable on Swap Agreements	—	2		—
Payable for Variation Margin on Open Futures Contracts to Broker	361	—		12
Open Swap Agreements, at Value	—	56		—
Unrealized Depreciation on Open Forward Foreign Currency Contracts	21	—		12
Other Accrued Expenses	445	102		41

Total Liabilities	84,338	172		382

NET ASSETS	$1,246,218	$1,715		$15,981

NET ASSETS CONSIST OF:
Paid-in Capital	$1,320,919	$1,720		$16,739
Accumulated Earnings (Loss)	(74,701)	(5)		(758)

NET ASSETS	$1,246,218	$1,715		$15,981

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$975,741	$1,208		$8,505

N Class Share	$270,477	$507		$7,476

CAPITAL SHARES OUTSTANDING: (6)
I Class Share	92,774,988	241,199		900,479

N Class Share	25,785,106	101,312		791,519

NET ASSET VALUE PER SHARE: (7)
I Class Share	$10.52	$5.01		$9.45

N Class Share	$10.49	$5.01		$9.45

(1)	Consolidated Statement of Asset and Liabilities (See Note 2).
(2)	The identified cost for the TCW Core Fixed Income Fund, the TCW Enhanced Commodity Strategy Fund and the TCW Global Bond Fund at October 31, 2018 was $1,324,647, $1,614 and $16,357, respectively.
(3)	The identified cost for investments in affiliated issuers of the TCW Global Bond Fund was $368.
(4)	The identified cost for the TCW Global Bond Fund at October 31, 2018 was $10.
(5)	Amount rounds to less than $1.
(6)	The number of authorized shares, with a par value of $0.001 per share is 4,000,000,000 for each of the I Class and N Class shares.
(7)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2018

	TCW High Yield Bond Fund		TCW Short Term Bond Fund	TCW Total Return Bond Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1)	$12,554		$7,320	$6,939,892
Receivable for Securities Sold	217		—	23,576
Receivable for Sale of When-Issued Securities	—		—	9,978
Receivable for Fund Shares Sold	53		—	6,321
Interest Receivable	159		31	20,331
Receivable from Investment Advisor	16		14	794
Unrealized Appreciation on Open Forward Foreign Currency Contracts	—		—	152
Cash Collateral Held for Brokers	—		—	334
Prepaid Expenses	12		10	22

Total Assets	13,011		7,375	7,001,400

LIABILITIES
Distributions Payable	51		15	21,010
Payable for Securities Purchased	96		30	21,933
Payable for Purchase of When-Issued Securities	—		—	230,426
Payable for Fund Shares Redeemed	5		5	11,088
Accrued Directors’ Fees and Expenses	11		11	11
Accrued Management Fees	5		2	3,086
Accrued Distribution Fees	1		—	260
Interest Payable on Swap Agreements	—	(2)	—	—
Payable for Variation Margin on Open Futures Contracts to Broker	3		1	1,634
Open Swap Agreements, at Value	1		—	—
Unrealized Depreciation on Open Forward Foreign Currency Contracts	—		—	116
Other Accrued Expenses	48		31	2,427

Total Liabilities	221		95	291,991

NET ASSETS	$12,790		$7,280	$6,709,409

NET ASSETS CONSIST OF:
Paid-in Capital	$13,813		$7,750	$6,973,330
Accumulated Earnings (Loss)	(1,023)		(470)	(263,921)

NET ASSETS	$12,790		$7,280	$6,709,409

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$7,749		$7,280	$5,587,668

N Class Share	$5,041		$—	$1,121,741

CAPITAL SHARES OUTSTANDING: (3)
I Class Share	1,259,640		852,668	590,351,267

N Class Share	814,030		—	114,981,300

NET ASSET VALUE PER SHARE: (4)
I Class Share	$6.15		$8.54	$9.46

N Class Share	$6.19		$—	$9.76

(1)	The identified cost for the TCW High Yield Bond Fund, the TCW Short Term Bond Fund and the TCW Total Return Bond Fund at October 31, 2018 was $12,974, $7,315 and $6,888,150, respectively.
(2)	Amount rounds to less than $1.
(3)	The number of authorized shares, with a par value of $0.001 per share is 4,000,000,000 for each of the I Class and N Class shares.
(4)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2018

	TCW Core Fixed Income Fund	TCW Enhanced Commodity Strategy Fund (1)	TCW Global Bond Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends from Investment in Affiliated Issuers	$—	$—	$4
Interest	43,910	46	486 (2)

Total	43,910	46	490

Expenses:
Management Fees	6,193	10	90
Accounting Services Fees	172	26	3
Administration Fees	102	20	2
Transfer Agent Fees:
I Class	894	11	6
N Class	341	8	7
Custodian Fees	42	6	32
Professional Fees	106	64	39
Directors’ Fees and Expenses	44	44	44
Registration Fees:
I Class	32	— (3)	18
N Class	26	— (3)	18
Distribution Fees:
N Class	784	1	19
Shareholder Reporting Expense	9	2	2
Other	136	6	10

Total	8,881	198	290

Less Expenses Borne by Investment Advisor:
I Class	299	124	55
N Class	264	62	71

Net Expenses	8,318	12	164

Net Investment Income	35,592	34	326

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	(28,672)	(1)	(222)
Foreign Currency	2,654	—	(23)
Foreign Currency Forward
Contracts	(1,578)	—	(81)
Futures Contracts	(4,605)	—	(53)
Swap Agreements	—	(15)	—
Change in Unrealized (Depreciation) on:
Investments	(32,091)	(9)	(284)
Investments in Affiliated Issuers	—	—	(12)
Foreign Currency	—	—	(1)
Foreign Currency Forward
Contracts	(1,407)	—	(1)
Futures contracts	(334)	—	(61)
Swap Agreements	—	(69)	—

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	(66,033)	(94)	(738)

DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(30,441)	$(60)	$(412)

(1)	Consolidated Statement of Operations (See Note 2).
(2)	Net of foreign taxes withheld of $2 for the TCW Global Bond Fund.
(3)	Amount rounds to less than $1.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2018

	TCW High Yield Bond Fund	TCW Short Term Bond Fund	TCW Total Return Bond Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Interest	$801	$165	$293,844

Total	801	165	293,844

Expenses:
Management Fees	77	27	39,872
Accounting Services Fees	26	1	838
Administration Fees	2	— (1)	493
Transfer Agent Fees:
I Class	14	11	5,984
N Class	13	—	1,386
Custodian Fees	12	10	75
Professional Fees	36	56	348
Directors’ Fees and Expenses	44	44	44
Registration Fees:
I Class	18	21	60
N Class	18	—	45
Distribution Fees:
N Class	15	—	3,493
Shareholder Reporting Expense	3	— (1)	23
Other	6	6	783

Total	284	176	53,444

Less Expenses Borne by Investment Advisor:
I Class	105	142	8,854
N Class	70	—	1,324

Net Expenses	109	34	43,266

Net Investment Income	692	131	250,578

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	48	(25)	(159,733)
Foreign Currency	1	—	(1,568)
Foreign Currency Forward
Contracts	(10)	—	1,876
Futures Contracts	(1)	2	(40,029)
Swap Agreements	(4)	—	—
Change in Unrealized Appreciation (Depreciation) on:
Investments	(518)	(12)	(188,781)
Foreign Currency Forward
Contracts	(2)	—	(8,034)
Futures contracts	(1)	(5)	3,716
Swap Agreements	4	—	—

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	(483)	(40)	(392,553)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$209	$91	$(141,975)

(1)	Amount rounds to less than $1.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Core Fixed Income Fund		TCW Enhanced Commodity Strategy Fund (1)
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$35,592	$33,163	$34	$27
Net Realized Loss on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	(32,201)	(16,204)	(16)	(9)
Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	(33,832)	(8,308)	(78)	35

Increase (Decrease) in Net Assets Resulting from Operations	(30,441)	8,651	(60)	53

DISTRIBUTIONS TO SHAREHOLDERS (2)
Distributions to Shareholders	(36,700)	(55,097)	(32)	(40)

NET CAPITAL SHARE TRANSACTIONS
I Class	(349,830)	(8,123)	522	24
N Class	(72,937)	(117,795)	10	17

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(422,767)	(125,918)	532	41

Increase (Decrease) in Net Assets	(489,908)	(172,364)	440	54
NET ASSETS
Beginning of Year	1,736,126	1,908,490	1,275	1,221

End of Year	$1,246,218	$1,736,126	$1,715	$1,275

(1)	Consolidated Statement of Changes in Net Assets (See Note 2).
(2)

For the year ended October 31, 2017, the TCW Core Fixed Income Fund distributed to shareholders $28,052 and $14,647 for the I Class and N Class shares, respectively, from net investment income and $7,220 and $5,178 for the I Class and N Class shares, respectively, from net realized gains; the TCW Enhanced Commodity Strategy Fund distributed to shareholders $16 and $11 for the I Class and N Class shares, respectively, from net investment income and $8 and $5 for the I Class and N Class shares, respectively, from net realized gains. The Securities Exchange Commission eliminated the requirement to disclose distributions to shareholders from each component in 2018. See Note 13.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Global Bond Fund		TCW High Yield Bond Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$326	$282	$692	$929
Net Realized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	(379)	(15)	34	761
Change in Unrealized Depreciation on Investments, Investments in Affiliated Issuers, Futures Contracts, Swap Contracts and Foreign Currency Transactions	(359)	(82)	(517)	(69)

Increase (Decrease) in Net Assets Resulting from Operations	(412)	185	209	1,621

DISTRIBUTIONS TO SHAREHOLDERS (1)
Distributions to Shareholders	(109)	(380)	(799)	(1,065)

NET CAPITAL SHARE TRANSACTIONS
I Class	67	170	(6,067)	(6,449)
N Class	42	184	(1,682)	(769)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	109	354	(7,749)	(7,218)

Increase (Decrease) in Net Assets	(412)	159	(8,339)	(6,662)
NET ASSETS
Beginning of Year	16,393	16,234	21,129	27,791

End of Year	$15,981	$16,393	$12,790	$21,129

(1)

For the year ended October 31, 2017, the TCW Global Bond Fund distributed to shareholders $144 and $127 for the I Class and N Class shares, respectively, from net investment income and $58 and $51 for the I Class and N Class shares, respectively, from net realized gains; the TCW High Yield Bond Fund distributed to shareholders $726 and $339 for the I Class and N Class shares, respectively, from net investment income. The Securities Exchange Commission eliminated the requirement to disclose distributions to shareholders from each component in 2018. See Note 13.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Short Term Bond Fund		TCW Total Return Bond Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$131	$83	$250,578	$250,522
Net Realized Loss on Investments, Futures Contracts and Foreign Currency Transactions	(23)	(5)	(199,454)	(170,461)
Change in Unrealized Depreciation on Investments and Futures Contracts	(17)	(12)	(193,099)	(53,295)

Increase (Decrease) in Net Assets Resulting from Operations	91	66	(141,975)	26,766

DISTRIBUTIONS TO SHAREHOLDERS (1)
Distributions to Shareholders	(167)	(143)	(275,920)	(386,592)

NET CAPITAL SHARE TRANSACTIONS
I Class	(595)	330	(1,172,213)	(671,642)
N Class	—	—	(706,623)	(767,389)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(595)	330	(1,878,836)	(1,439,031)

Increase (Decrease) in Net Assets	(671)	253	(2,296,731)	(1,798,857)
NET ASSETS
Beginning of Year	7,951	7,698	9,006,140	10,804,997

End of Year	$7,280	$7,951	$6,709,409	$9,006,140

(1)

For the year ended October 31, 2017, the TCW Short Term Bond Fund distributed to shareholders $143 for the I Class shares from net investment income; the TCW Total Return Bond Fund distributed to shareholders $183,998 and $50,442 for the I Class and N Class shares, respectively, from net investment income, and $114,017 and $38,135 for the I Class and N Class shares, respectively, from net realized gains. The Securities Exchange Commission eliminated the requirement to disclose distributions to shareholders from each component in 2018. See Note 13.

See accompanying notes to financial statements.

TCW Funds, Inc.

Notes to Financial Statements	October 31, 2018

Note 1 — Organization

TCW Funds, Inc., a Maryland corporation (the “Company”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), that currently offers 19 no-load mutual funds (each series a “Fund” and collectively the “Funds”). TCW Investment Management Company LLC (the “Advisor”) is the investment advisor to and an affiliate of the Funds and is registered under the Investment Advisers Act of 1940, as amended. Each Fund has distinct investment objectives. The following is a brief description of the investment objectives and principal investment strategies for the Funds that are covered in this report:

TCW Fund	Investment Objective
Diversified Fixed Income Funds

TCW Core Fixed Income Fund	Seeks to maximize current income and achieve above average total return consistent with prudent investment management over a full market cycle by investing at least 80% of the value of its net assets in debt securities; uses a controlled risk approach and active asset allocation; monitors the duration of portfolio securities to seek to mitigate exposure to interest rate risk.

TCW Enhanced Commodity Strategy Fund	Seeks total return which exceeds that of its commodity benchmark by investing in commodity linked derivative instruments backed by a portfolio of fixed income instruments.

TCW Global Bond Fund	Seeks total return by investing at least 80% of its net assets in debt securities of government and corporate issuers; invests in securities of issuers located in at least three countries representing at least 30% of its net assets in securities of issuers located outside the United States.

TCW High Yield Bond Fund	Seeks to maximize income and achieve above average total return consistent with reasonable risk over a full market cycle by investing at least 80% of the value of its net assets in high yield/below investment grade bonds, commonly known as “junk bonds”.

TCW Short Term Bond Fund	Seeks to maximize current income by investing at least 80% of the value of its net assets in a diversified portfolio of debt securities of varying maturities including bonds, notes and other similar fixed income instruments issued by governmental or private sector issuers.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 1 — Organization (Continued)

TCW Fund	Investment Objective

TCW Total Return Bond Fund	Seeks to maximize current income and achieve above average total return consistent with prudent investment management over a full market cycle by investing at least 80% of the value of its net assets in debt securities; invests at least 50% of the value in securitized obligations guaranteed by the U.S. government or its agencies, instrumentalities or sponsored corporations, privately issued mortgage-backed and asset-backed securities rated at time of investment Aa3 or higher by Moody’s, AA- or higher by Standard & Poor’s or the equivalent by any other nationally recognized statistical organization, other obligations of the U.S. government or its agencies, instrumentalities or sponsored corporations, and money market instruments.

All Funds, except for the TCW Short Term Bond Fund, offer two classes of shares: I Class and N Class. The TCW Short Term Bond Fund offers only the I Class shares. The two classes of a Fund are substantially the same except that the N Class shares are subject to a distribution fee (see Note 6).

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and which are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies.

Principles of Accounting:    The Funds use the accrual method of accounting for financial reporting purposes.

Principles of Consolidation:    The TCW Cayman Enhanced Commodity Fund, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the TCW Enhanced Commodity Strategy Fund (the “Parent”) in order to effect certain investments for the Parent consistent with the Parent’s investment objectives and policies as specified in its prospectus and statement of additional information. The accompanying financial statements are consolidated and include the accounts of the Subsidiary. The Parent may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2018 were $243,250 or 14.18% of the Parent’s consolidated net assets. Intercompany balances and transactions have been eliminated in consolidation.

Net Asset Value:    The net asset value per share (“NAV”) of each class of a Fund is determined by dividing the Fund’s net assets attributable to each class by the number of shares issued and outstanding of that class on each day the New York Stock Exchange (“NYSE”) is open for trading.

Security Valuations:    Securities listed or traded on the NYSE and other stock exchanges are valued at the latest sale price on that exchange. Securities traded on the NASDAQ stock market (“NASDAQ”) are valued

TCW Funds, Inc.

October 31, 2018

Note 2 — Significant Accounting Policies (Continued)

using official closing prices as reported by NASDAQ, which may not be the last sale price. Investments in open-end mutual funds, including money market funds, are valued based on the NAV per share as reported by the investment companies. All other securities including short-term securities traded over the counter (“OTC”) for which market quotations are readily available are valued with prices furnished by independent pricing services or by broker dealers.

Securities for which market quotations are not readily available, including in circumstances under which it is determined by the Advisor that prices received are not reflective of their market values, are valued by the Advisor’s Pricing Committee in accordance with the guidelines established by the Valuation Committee of the Company’s Board of Directors (“Board”) and under the general oversight of the Board.

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose investments in their financial statements in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements based on inputs. Inputs that go into fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in three broad levels listed below.

Level 1 —	quoted prices in active markets for identical investments.
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements:    Descriptions of the valuation techniques applied to the Funds’ major categories of assets and liabilities on a recurring basis are as follows:

Asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”).    The fair value of ABS and MBS is estimated based on pricing models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise, they would be categorized in Level 3.

Bank loans.    The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable and are obtained from independent sources. Bank loans are generally categorized in Level 2 of the fair value hierarchy.

Corporate bonds.    The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy.

Credit default and total return swaps.    Credit default and total return swaps are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise, the fair values would be categorized in Level 3.

Foreign currency contracts.    The fair values of foreign currency contracts are derived from indices, reference rates, and other inputs or a combination of these factors. To the extent that these factors can be observed, foreign currency contracts are categorized in Level 2 of the fair value hierarchy.

Futures contracts.    Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. As such, they are categorized in Level 1.

Government and agency securities.    Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Money market funds.    Money market funds are open-end mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported NAV, they are categorized in Level 1 of the fair value hierarchy.

Municipal bonds.    Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and

TCW Funds, Inc.

October 31, 2018

Note 2 — Significant Accounting Policies (Continued)

bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized in Level 2; otherwise, the fair values would be categorized in Level 3.

Restricted securities.    Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized in Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Short-term investments.    Short-term investments are valued using market price quotations, and are reflected in Level 1 or Level 2 of the fair value hierarchy.

The summary of the inputs used as October 31, 2018 is listed after the Schedule of Investments for each Fund.

The Funds did not have any transfers in and out of Level 1 and Level 2 of the fair value hierarchy during the year ended October 31, 2018.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	TCW Core Fixed Income Fund	TCW Enhanced Commodity Strategy Fund		TCW Global Bond Fund		TCW High Yield Bond Fund	TCW Total Return Bond Fund
Balance as of October 31, 2017	$1,229,012	$10,660		$146,477		$112,200	$6,981,408
Accrued Discounts (Premiums)	(1,514)	(1,945)		7,884		—	(1,031,159)
Realized Gain (Loss)	(4,109)	—		—		—	10,899
Change in Unrealized Appreciation	(97,471)	(854)		(24,362)		(64,515)	(346,716)
Purchases	—			—		—	70,258
Sales	(89,603)	—		—		—	(74,532)
Transfers in to Level 3 (1)	—	—		—		—	—
Transfers out of Level 3 (1)	—	(7,861	) (2)	(2,887	) (2)	—	—

Balance as of October 31, 2018	$1,036,315	$—		$127,112		$47,685	$5,610,158

Change in Unrealized Appreciation from Investments Still Held at October 31, 2018	$(97,471)	$—		$25,422		$(64,515)	$(338,314)

(1)	The Funds recognized transfers in and out at the beginning of the period.
(2)	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

Significant unobservable valuations inputs for Level 3 investments as of October 31, 2018 are as follows:

Description	Fair Value at 10/31/2018	Valuation Techniques*	Unobservable Input	Price or Price Range	Average Weighted Price
TCW Core Fixed Income Fund
Corporate Bonds	$ 1,036,315	Third-party Vendor	Vendor Prices	$107.502	$107.502
TCW Global Bond Fund
Residential Mortgage-Backed Securities — Non-Agency	127,112	Third-party Vendor	Vendor Prices	$10.155	$10.155
TCW High Yield Bond Fund
Equity	47,685	Third-party Vendor	Vendor Prices	$8.500	$8.500

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Description	Fair Value at 10/31/2018	Valuation Techniques*	Unobservable Input	Price or Price Range	Average Weighted Price
TCW Total Return Bond Fund
Residential Mortgage-Backed Securities — Non-Agency	13,879	Third-party Vendor	Vendor Prices	$20.455	$20.455
Residential Mortgage-Backed Securities — Non-Agency (Interest Only, Collateral Strip Rate Securities)	5,596,279	Third-party Vendor	Vendor Prices	$0.774–2.567	$1.760

*	The valuation technique employed on the Level 3 securities involves the use of the vendor prices. The Advisor monitors the effectiveness of vendor pricing using the Advisor’s own model and inputs.

Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Realized gains and losses on investments are recorded on the basis of specific identification.

Foreign Currency Translation:    The books and records of each Fund are maintained in U.S. dollars as follows: (1) the foreign currency denominated securities and other assets and liabilities stated in foreign currencies are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.

Foreign Taxes:    The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Derivative Instruments:    Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. A derivative contract may result in a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Funds may not be able to close out a derivative transaction at a favorable time or price.

TCW Funds, Inc.

October 31, 2018

Note 2 — Significant Accounting Policies (Continued)

For the year ended October 31, 2018 , the following Funds had derivatives and transactions in derivatives, grouped in the following risk categories (amounts in thousands except notional amounts or number of contracts):

TCW Core Fixed Income Fund	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Asset and Liabilities
Asset Derivatives
Statement of Asset and Liabilities
Forward Contracts	$28	$—	$28

Total Value	$28	$—	$28

Liability Derivatives
Forward Contracts	$(21)	$—	$(21)
Futures Contracts (1)	—	(1,572)	(1,572)

Total Value	$(21)	$(1,572)	$(1,593)

Statement of Operations:
Realized Gain (Loss)
Forward Contracts	$(1,578)	$—	$(1,578)
Futures Contracts	—	(4,605)	(4,605)

Total Realized Loss	$(1,578)	$(4,605)	$(6,183)

Change in (Depreciation)
Forward Contracts	$(1,407)	$—	$(1,407)
Futures Contracts	—	(334)	(334)

Total Change in Appreciation (Depreciation)	$(1,407)	$(334)	$(1,741)

Number of Contracts or Notional Amounts (2)
Forward Currency Contracts	$43,602,049	$ —	$43,602,049
Futures Contracts	—	1,557	1,557

TCW Enhanced Commodity Strategy Fund	Commodity Risk	Total
Statement of Asset and Liabilities
Liability Derivatives
Swaps Contracts	$(56)	$(56)

Total Value	$(56)	$(56)

Statement of Operations:
Realized Gain (Loss)
Swaps Contracts	$(15)	$(15)

Total Realized Gain (Loss)	$(15)	$(15)

Change in Appreciation (Depreciation)
Swaps Contracts	$(69)	$(69)

Total Realized Gain (Loss)	$(69)	$(69)

Notional Amounts (2)
Swaps Contracts	$1,702,086	$1,702,086

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

TCW Global Bond Fund	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Asset and Liabilities
Asset Derivatives
Forward Contracts	$4	$—	$4

Total Value	$4	$—	$4

Liability Derivatives
Forward Contracts	$(12)	$—	$(12)
Futures Contracts (1)	—	(61)	(61)

Total Value	$(12)	$(61)	$(73)

Statement of Operations:
Realized Gain (Loss)
Forward Contracts	$(81)	$—	$(81)
Futures Contracts	—	(53)	(53)

Total Realized Gain (Loss)	$(81)	$(53)	$(134)

Change in Appreciation (Depreciation)
Forward Contracts	$(1)	$—	$(1)
Futures Contracts	—	(61)	(61)

Total Change in Appreciation (Depreciation)	$(1)	$(61)	$(62)

Number of Contracts or Notional Amounts (2)
Forward Currency Contracts	$1,623,085	$ —	$1,623,085
Futures Contracts	—	26	26

TCW High Yield Bond Fund	Credit Risk	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Asset and Liabilities:
Asset Derivatives
Futures Contracts	$—	$—	$4	$4

Total Value	$—	$—	$4	$4

Liability Derivatives
Swaps Contracts	$(1)	$—	$—	$(1)
Futures Contracts (1)	—	—	(5)	(5)

Total Value	$(1)	$—	$(5)	$(6)

Statement of Operations:
Realized Gain (Loss)
Forward Contracts	$—	$(10)	$—	$(10)
Futures Contracts	—	—	(1)	(1)
Swaps Contracts	(4)	—	—	(4)

Total Realized Gain (Loss)	$(4)	$(10)	$(1)	$(15)

Change in Appreciation (Depreciation)
Forward Contracts	$—	$(2)	$—	$(2)
Futures Contracts	—	—	(1)	(1)
Swaps Contracts	4	—	—	4

Total Change in Appreciation (Depreciation)	$4	$(2)	$(1)	$1

Number of Contracts or Notional Amounts (2)
Forward Currency Contracts	$ —	$299,726	$ —	$299,726
Futures Contracts	—	—	26	26
Swaps Contracts	$250,000	$ —	$ —	$250,000

TCW Funds, Inc.

October 31, 2018

Note 2 — Significant Accounting Policies (Continued)

TCW Short Term Bond Fund	Interest Rate Risk	Total
Statement of Asset and Liabilities:
Liability Derivatives
Futures Contracts (1)	$(5)	$(5)

Total Value	$(5)	$(5)

Statement of Operations:
Realized Gain (Loss)
Futures Contracts	$2	$2

Total Realized Gain (Loss)	$2	$2

Change in Appreciation (Depreciation)
Futures Contracts	$(5)	$(5)

Total Change in Appreciation (Depreciation)	$(5)	$(5)

Number of Contracts (2)
Futures Contracts	8	8

TCW Total Return Bond Fund	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Asset and Liabilities:
Asset Derivatives
Forward Contracts	$152	$—	$152

Total Value	$152	$—	$152

Liability Derivatives
Forward Contracts	$(116)	$—	$(116)
Futures Contracts (1)	—	(7,571)	(7,571)

Total Value	$(116)	$(7,571)	$(7,687)

Statement of Operations:
Realized Gain (Loss)
Forward Contracts	$1,876	$—	$1,876
Futures Contracts	—	(40,029)	(40,029)

Total Realized Gain (Loss)	$1,876	$(40,029)	$(38,153)

Change in Appreciation (Depreciation)
Forward Contracts	$(8,034)	$—	$(8,034)
Futures Contracts	—	3,716	3,716

Total Change in Appreciation (Depreciation)	$(8,034)	$3,716	$(4,318)

Number of Contracts or Notional Amounts (2)
Forward Currency Contracts	$216,969,529	$ —	$216,969,529
Futures Contracts	—	9,004	9,004

(1)

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin on October 31, 2018 is reported within the Statement of Assets and Liabilities.

(2)	Amount disclosed represents average number of contracts or notional amounts, which are representative of the volume traded for the year ended October 31, 2018.

Counterparty Credit Risk:    Derivative contracts may be exposed to counterparty risk. Losses can occur if the counterparty does not perform under the contract.

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

With exchange traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

For OTC derivatives, the Funds entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) with each counterparty. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets declines by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements:    For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral pledged or received by a Fund.

Cash collateral that has been pledged to cover obligations of a Fund is reported separately on the Statement of Assets and Liabilities. Non-cash collateral pledged by a Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold, typically $250,000 or $500,000, before a transfer is required, which is determined at the close of each business day and the collateral is transferred on the next business day. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that the Advisor believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Funds have implemented the disclosure requirements pursuant to FASB ASU No. 2013-01, Disclosures about Offsetting Assets and Liabilities that requires disclosures to make financial statements that are prepared under GAAP more comparable to those prepared under International Financial Reporting Standards.

TCW Funds, Inc.

October 31, 2018

Note 2 — Significant Accounting Policies (Continued)

The following table presents the Funds’ OTC derivatives assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral received by the Funds as of October 31, 2018 (in thousands):

TCW Core Fixed Income Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount (1)
Goldman Sachs & Co.	$28	$(21)	$7	$—	$7

Total	$28	$(21)	$7	$—	$7

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

TCW Enhanced Commodity Strategy Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount (1)
Credit Suisse First Boston Corp.	$—	$(56)	$(56)	$56 (2)	$—

Total	$—	$(56)	$(56)	$56 (2)	$—

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.
(2)	Amount does not include excess collateral pledged or received.

TCW Global Bond Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount (1)
Bank of America	$—	$(4)	$(4)	$—	$(4)
Citibank N.A.	—	(7)	(7)	—	(7)
Goldman Sachs & Co.	4	(1)	3	—	3

Total	$4	$(12)	$(8)	$—	$(8)

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

TCW High Yield Bond Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount (1)
Goldman Sachs & Co.	$—	$(1)	$(1)	$—	$(1)

Total	$—	$(1)	$(1)	$—	$(1)

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

TCW Total Return Bond Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount (1)
Goldman Sachs & Co.	$152	$(116)	$36	$—	$36

Total	$152	$(116)	$36	$—	$36

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Forward Foreign Currency Contracts:    The Funds enter into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked to market daily and the change in market value is recorded by the Funds as unrealized gains or losses in the Statement of Assets and Liabilities. When a contract is closed or delivery is taken, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The TCW Core Fixed Income Fund, the TCW Global Bond Fund, the TCW High Yield Bond Fund and the TCW Total Return Bond Fund entered into forward foreign currency contracts during the year to hedge against the foreign currency exposure within the Funds. Outstanding foreign currency forward contracts at October 31, 2018 are disclosed in the Schedule of Investments.

Futures Contracts:    The Funds may enter into futures contracts. A Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by a Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of a Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The TCW Core Fixed Income Fund, the TCW Global Bond Fund, the TCW High Yield Bond Fund, the TCW Short Term Bond Fund and the TCW Total Return Bond Fund utilized futures during the year ended October 31, 2018 to help manage interest rate duration of those Funds. Futures contracts outstanding at October 31, 2018 are listed on the Schedule of Investments.

Swap Agreements.    The Funds may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional

TCW Funds, Inc.

October 31, 2018

Note 2 — Significant Accounting Policies (Continued)

amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of a Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so called market access transactions).

Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. A Fund’s maximum risk of loss from counterparty default is the discounted NAV of the cash flows paid to the counterparty over the interest rate swap’s remaining life.

A Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds (or other obligations of the reference entity with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. A Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. When a Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded as realized gains and losses, respectively. During the year ended October 31, 2018, the TCW High Yield Bond Fund utilized credit default swaps to manage credit market exposure; and the TCW Enhanced Commodity Strategy Fund used total return swap agreements to gain exposure to the commodity market.

Mortgage-Backed Securities:    The Funds may invest in MBS which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Funds may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Funds may invest in stripped MBS. Stripped MBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs.

TCW Funds, Inc.

October 31, 2018

Note 2 — Significant Accounting Policies (Continued)

Inflation-Indexed Bonds:    The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten, twenty, or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short term increases in inflation may lead to declines in values. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

When-Issued, Delayed-Delivery, To be Announced (“TBA”) and Forward Commitment Transactions:    The Funds may enter into when-issued, delayed-delivery, TBA or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of the Funds’ existing portfolios. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, TBA or forward commitment basis, there may be a loss, and that Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate with market movement. In addition, because a Fund is not required to pay for when-issued, delayed-delivery, TBA or forward commitment securities until the delivery date, they may result in a form of leverage to the extent a Fund does not set aside liquid assets to cover the commitment. To guard against the deemed leverage, the Fund monitors the obligations under these transactions and ensures that the Fund has sufficient liquid assets to cover them.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Dollar Roll Transactions:    The Funds may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the MBS market. A dollar roll transaction involves a simultaneous sale of securities by a Fund with an agreement to repurchase substantially similar securities at an agreed upon price and date, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. These transactions are accounted for as financing transactions as opposed to sales and purchases. The differential between the sale price and the repurchase price is recorded as deferred income and recognized between the settlement dates of the sale and repurchase. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve risk that the market value of the security sold by a Fund may decline below the repurchase price of the security and the potential inability of counterparties to complete the transaction. There were no such transactions by the Funds for the year ended October 31, 2018.

Repurchase Agreements:    The Funds may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”). In a repurchase agreement, the Funds purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. The MRA permits a Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. There were no repurchase agreements outstanding as of October 31, 2018.

Reverse Repurchase Agreements:    The Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. During the term of the reverse repurchase agreement, the Funds continue to receive the principal and interest payments on the securities sold. There were no reverse repurchase agreements outstanding during the year ended October 31, 2018.

Security Lending:    The Funds may lend their securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Funds can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds earn additional income for lending their securities by investing the cash collateral in short-term investments. The Funds did not lend any securities during the year ended October 31, 2018.

Allocation of Operating Activity for Multiple Classes:    Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of a Fund based on the relative net assets of each class. Distribution fees, which are directly attributable to a class of shares, are charged to

TCW Funds, Inc.

October 31, 2018

Note 2 — Significant Accounting Policies (Continued)

the operations of that class. All other expenses are charged to each Fund or class as incurred on a specific identification basis. Differences in class specific fees and expenses will result in differences in net investment income, and in turn differences in dividends paid by each class.

Dividends and Distributions:    Dividends and distributions to shareholders are recorded on the ex-dividend date. The TCW Enhanced Commodity Strategy Fund declares and pays, or reinvests, dividends from net investment income quarterly. The other Fixed Income Funds declare and pay, or reinvest, dividends from net investment income monthly. Any net long-term and net short-term capital gains earned by a Fund will be distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for foreign currency transactions, market discount and premium, losses deferred due to wash sales, excise tax regulations and employing equalization in determining amounts to be distributed to Fund shareholders. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed accumulated realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in subsequent periods. Any taxable income or capital gain remaining at fiscal year-end is distributed in the following year.

Use of Estimates:    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Note 3 — Risk Considerations

Market Risk:    The Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk:    The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk:    The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of a Fund’s investment portfolio, the greater the change in value.

Mortgage-Backed Securities Risk:    Each Fund may invest in mortgage-backed securities. The values of some mortgage-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 3 — Risk Considerations (Continued)

maturity of the security beyond what was anticipated at the time of purchase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk:    Use of derivatives, which at times is an important part of the Funds’ investment strategies, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will achieve their objective through the use of the derivatives.

Credit Risk:    The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which a Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Funds invest also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline. Certain Funds invest a material portion of their assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Funds.

MBS and ABS are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass through, sequential pay, prepayment-protected, interest only, principal-only, etc.), the security of the claim on the underlying assets (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.). In many cases, the classification incorporates a degree of subjectivity: a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity takeout), the borrower’s credit quality (e.g., FICO score), and whether the loan is a first trust deed or a second lien.

Counterparty Risk:    The Funds may be exposed to counterparty risk, the risk that an entity with which the Funds have unsettled or open transactions may not fulfill its obligations.

Commodities Risk:    The TCW Enhanced Commodity Strategy Fund has exposure to commodity markets through its investments in total return swap agreements. Therefore, the price of its shares is affected by factors particular to the commodity markets and may decline and fluctuate more than the price of shares of a fund with a broader range of investments. Commodity prices can be extremely volatile and are affected by many factors, including changes in overall market movements, real or perceived inflationary trends,

TCW Funds, Inc.

October 31, 2018

Note 3 — Risk Considerations (Continued)

commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation, or other confiscation, international regulatory, political and economic developments (e.g., regime changes and changes in economic activity levels), and developments affecting a particular industry or commodity, such as drought, floods or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand and tariffs.

Foreign Currency Risk:    The Funds may be exposed to the risk that the value of the Funds’ investments denominated in foreign currencies will decline in value because the foreign currencies have declined in value relative to the U.S. dollar.

Foreign Investment Risk:    The Funds may be exposed to the risk that the Funds’ share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates in countries where the Funds invest.

For complete information on the various risks involved, please refer to the Funds’ prospectus and the Statement of Additional Information which can be obtained on the Funds’ website (www.tcw.com) or by calling the customer service.

Note 4 — Federal Income Taxes

It is the policy of each Fund to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

At October 31, 2018, the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Core Fixed Income Fund	$3,339	$—	$3,339
TCW Enhanced Commodity Strategy Fund	5	—	5
TCW High Yield Bond Fund	80	—	80
TCW Short Term Bond Fund	49	—	49
TCW Total Return Bond Fund	49,461	—	49,461

At the end of the previous fiscal year ended October 31, 2017, the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Core Fixed Income Fund	$5,191	$—	$5,191
TCW Enhanced Commodity Strategy Fund	2	—	2
TCW Global Bond Fund	65	17	82
TCW High Yield Bond Fund	139	—	139
TCW Short Term Bond Fund	47	—	47
TCW Total Return Bond Fund	66,234	—	66,234

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 4 — Federal Income Taxes (Continued)

Permanent differences incurred during the year ended October 31, 2018, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the net asset value per share (amounts in thousands):

	Undistributed Net Investment Income (Loss)		Undistributed Accumulated Net Realized Gain (Loss)	Paid-in Capital
TCW Core Fixed Income Fund	$609		$(609)	$—
TCW Enhanced Commodity Strategy Fund	—	(1)	— (1)	—
TCW Global Bond Fund	(290)		292	(2)
TCW High Yield Bond Fund	69		(69)	—
TCW Short Term Bond Fund	36		6,987	(7,023)
TCW Total Return Bond Fund	5,566		(5,566)	—

(1)	Amount rounds to less than $1.

During the year ended October 31, 2018, the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Total Distributions
TCW Core Fixed Income Fund	$36,700	$—	$36,700
TCW Enhanced Commodity Strategy Fund	32	—	32
TCW Global Bond Fund	92	17	109
TCW High Yield Bond Fund	799	—	799
TCW Short Term Bond Fund	167	—	167
TCW Total Return Bond Fund	275,920	—	275,920

During the previous fiscal year ended October 31, 2017, the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Total Distributions
TCW Core Fixed Income Fund	$51,602	$3,495	$55,097
TCW Enhanced Commodity Strategy Fund	28	12	40
TCW Global Bond Fund	377	3	380
TCW High Yield Bond Fund	1,065	—	1,065
TCW Short Term Bond Fund	143	—	143
TCW Total Return Bond Fund	355,061	31,531	386,592

At October 31, 2018, net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows (amounts in thousands):

	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Federal Income Tax Purposes
TCW Core Fixed Income Fund	$8,441	$(33,818)	$(25,377)	$1,327,862
TCW Enhanced Commodity Strategy Fund	26	(57)	(31)	1,614
TCW Global Bond Fund	316	(932)	(616)	16,775
TCW High Yield Bond Fund	100	(368)	(268)	12,822
TCW Short Term Bond Fund	—	(43)	(43)	7,363
TCW Total Return Bond Fund	311,546	(230,067)	81,479	6,858,413

TCW Funds, Inc.

October 31, 2018

Note 4 — Federal Income Taxes (Continued)

At October 31, 2018, the following Funds had net realized loss carryforwards for federal income tax purposes (amounts in thousands):

		No Expiration (2)
	Expiring in 2019 (1)	Short-Term Capital Losses		Long-Term Capital Losses		Total
TCW Core Fixed Income Fund	$—	$44,342		$5,513		$49,855
TCW Enhanced Commodity Strategy Fund	—	—	(3)	—	(3)	—	(3)
TCW Global Bond Fund	—	103		36		139
TCW High Yield Bond Fund	—	279		504		783
TCW Short Term Bond Fund	111	143		206		460
TCW Total Return Bond Fund	—	339,535		34,314		373,849

(1)	Losses incurred prior to December 22, 2010.
(2)	Losses incurred after December 22, 2010.
(3)	Amount rounds to less than $1.

The Funds did not have any unrecognized tax benefits at October 31, 2018, nor were there any increases or decreases in unrecognized tax benefits for the year ended October 31, 2018. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

Note 5 — Fund Management Fees and Other Expenses

The Funds pay to the Advisor, as compensation for services rendered, facilities furnished and expenses borne by it, the following annual management fees as a percentage of daily NAV:

TCW Core Fixed Income Fund	0.40%
TCW Enhanced Commodity Strategy Fund	0.50%
TCW Global Bond Fund	0.55%
TCW High Yield Bond Fund	0.45%
TCW Short Term Bond Fund	0.35%
TCW Total Return Bond Fund	0.50%

The Advisor limits the operating expenses of the Funds not to exceed the following expense ratios relative to the Funds’ average daily net assets.

TCW Core Fixed Income Fund
I Class	0.49	% (1)
N Class	0.72	% (2)
TCW Enhanced Commodity Strategy Fund
I Class	0.70	% (1)
N Class	0.75	% (1)
TCW Global Bond Fund
I Class	0.98	% (2)
N Class	0.98	% (2)
TCW High Yield Bond Fund
I Class	0.55	% (1)
N Class	0.80	% (1)
TCW Short Term Bond Fund
I Class	0.44	% (1)
TCW Total Return Bond Fund
I Class	0.49	% (1)
N Class	0.79	% (1)

(1)	These limitations are based on an agreement between the Advisor and Company.
(2)

Limitation based on average expense ratio as reported by Lipper, Inc. which is subject to change on a monthly basis. This ratio was in effect as of October 31, 2018. This limitation is voluntary and terminable on a six months’ notice.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 5 — Fund Management Fees and Other Expenses (Continued)

The amount borne by the Advisor during the fiscal year when the operating expenses of a Fund are in excess of the expense limitation cannot be recaptured in the subsequent fiscal years should the expenses drop below the expense limitation in the subsequent years. The Advisor can recapture expenses only within a given fiscal year for that year’s operating expenses.

Directors’ Fees:    Directors who are not affiliated with the Advisor receive compensation from the Funds which are shown on the Statement of Operations. Directors may elect to defer receipt of their fees in accordance with the terms of a Non-Qualified Deferred Compensation Plan. Deferred compensation is included within directors’ fees and expenses in the Statements of Assets and Liabilities.

Note 6 — Distribution Plan

TCW Funds Distributors LLC (“Distributor”), an affiliate of the Advisor and the Funds, serves as the nonexclusive distributor of each class of the Funds’ shares. The Funds have a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the N Class shares of each Fund. Under the terms of the plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its N Class shares for distribution and related services.

Note 7 — Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the year ended October 31, 2018 were as follows (amounts in thousands):

	Purchases at Cost		Sales or Maturity Proceeds	U.S. Government Purchases at Cost	U.S. Government Sales or Maturity Proceeds
TCW Core Fixed Income Fund	$303,627		$368,028	$3,834,325	$4,124,979
TCW Enhanced Commodity Strategy Fund	—		124	339	185
TCW Global Bond Fund	10,348	(1)	7,464	5,342	7,883
TCW High Yield Bond Fund	15,315		21,909	—	—
TCW Short Term Bond Fund	1,901		1,644	11,064	10,146
TCW Total Return Bond Fund	104,022		442,185	18,368,734	19,939,077

(1)

Purchases include the Fund’s purchase of a security from an affiliated investment account for a total of $1,506 (amount in thousands) in accordance with the provisions set forth in Section 17(a)-7 of the 1940 Act.

Note 8 — Capital Share Transactions

Transactions in each Fund’s shares were as follows:

TCW Core Fixed Income Fund	Year Ended October 31, 2018		Year Ended October 31, 2017
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	31,871,049	$344,924	52,501,918	$575,707
Shares Issued upon Reinvestment of Dividends	2,461,509	26,542	3,503,848	38,366
Shares Redeemed	(67,085,708)	(721,296)	(56,484,294)	(622,196)

Net Decrease	(32,753,150)	$(349,830)	(478,528)	$(8,123)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	6,167,589	$66,350	4,750,936	$52,020
Shares Issued upon Reinvestment of Dividends	493,732	5,307	862,922	9,415
Shares Redeemed	(13,445,430)	(144,594)	(16,351,869)	(179,230)

Net Decrease	(6,784,109)	$(72,937)	(10,738,011)	$(117,795)

TCW Funds, Inc.

October 31, 2018

Note 8 — Capital Share Transactions (Continued)

TCW Enhanced Commodity Strategy Fund	Year Ended October 31, 2018		Year Ended October 31, 2017
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	91,408	$500	—	$—
Shares Issued upon Reinvestment of Dividends	4,198	22	4,713	24
Shares Redeemed	—	—	—	—

Net Increase	95,606	$522	4,713	$24

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	—	$—	—	$—
Shares Issued upon Reinvestment of Dividends	1,943	10	3,215	17
Shares Redeemed	—	—	—	—

Net Increase	1,943	$10	3,215	$17

TCW Global Bond Fund	Year Ended October 31, 2018		Year Ended October 31, 2017
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	11,813	$115	3,718	$36
Shares Issued upon Reinvestment of Dividends	7,300	71	21,732	208
Shares Redeemed	(12,111)	(119)	(7,681)	(74)

Net Increase	7,002	$67	17,769	$170

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	68	$1	125	$1
Shares Issued upon Reinvestment of Dividends	6,434	63	19,117	184
Shares Redeemed	(2,263)	(22)	(164)	(1)

Net Increase	4,239	$42	19,078	$184

TCW High Yield Bond Fund	Year Ended October 31, 2018		Year Ended October 31, 2017
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	572,054	$3,575	658,272	$4,135
Shares Issued upon Reinvestment of Dividends	67,107	421	92,725	584
Shares Redeemed	(1,606,329)	(10,063)	(1,775,760)	(11,168)

Net Decrease	(967,168)	$(6,067)	(1,024,763)	$(6,449)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	380,994	$2,407	1,291,908	$8,204
Shares Issued upon Reinvestment of Dividends	37,265	235	42,606	270
Shares Redeemed	(684,444)	(4,324)	(1,452,775)	(9,243)

Net Decrease	(266,185)	$(1,682)	(118,261)	$(769)

TCW Short Term Bond Fund	Year Ended October 31, 2018		Year Ended October 31, 2017
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	262,262	$2,251	375,030	$3,259
Shares Issued upon Reinvestment of Dividends	17,601	151	14,015	121
Shares Redeemed	(349,163)	(2,997)	(351,690)	(3,050)

Net Increase (Decrease)	(69,300)	$(595)	37,355	$330

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 8 — Capital Share Transactions (Continued)

TCW Total Return Bond Fund	Year Ended October 31, 2018		Year Ended October 31, 2017
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	204,848,174	$2,002,728	273,529,025	$2,724,778
Shares Issued upon Reinvestment of Dividends	12,103,452	118,065	18,402,930	182,908
Shares Redeemed	(338,581,903)	(3,293,006)	(358,584,609)	(3,579,328)

Net Decrease	(121,630,277)	$(1,172,213)	(66,652,654)	$(671,642)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	13,094,820	$131,597	36,575,671	$376,747
Shares Issued upon Reinvestment of Dividends	4,256,561	42,830	8,106,956	83,082
Shares Redeemed	(87,235,011)	(881,050)	(119,207,888)	(1,227,218)

Net Decrease	(69,883,630)	$(706,623)	(74,525,261)	$(767,389)

Note 9 — Affiliate Ownership

As of October 31, 2018, affiliates of the Funds and Advisor owned 99.9%, and 97.3% of the NAV of TCW Enhanced Commodity Strategy Fund and the TCW Global Bond Fund, respectively.

Note 10 — Restricted Securities

The Funds are permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Company considers 144A securities to be restricted if those securities have been deemed illiquid. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted securities held by the Funds at October 31, 2018 are listed below:

TCW Core Fixed Income Fund

Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
Alta Wind Holdings LLC, (144A), 7%, due 06/30/35	7/14/10	$1,007,506	$1,036,315	0.08%

TCW Enhanced Commodity Strategy Fund

Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
LB-UBS Commercial Mortgage Trust (06-C6 XCL), (144A), 0.573%, due 09/15/39	7/15/16	$1,013	$7,861	0.46%

TCW Global Bond Fund

Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
Bank of America-First Union NB Commercial Mortgage (01-3-XC), (144A), 1.438%, due 04/11/37	3/26/15	$0	$2,749	0.02%
Morgan Stanley Capital I Trust (99-RM1-X), (144A), 0.896%, due 12/15/31	3/26/15	0	138	0.00%

		$0	$2,887	0.02%

TCW Funds, Inc.

October 31, 2018

Note 11 — Committed Line Of Credit

The Funds have entered into a $100,000,000 committed revolving line of credit agreement renewed annually with the State Street Bank and Trust Company (the “Bank”) for temporary borrowing purposes. The interest rate on borrowing is the higher of the federal funds rate or the overnight LIBOR rate, plus 1.25%. There were no borrowings from the line of credit as of or during the year ended October 31, 2018. The Funds pay the Bank a commitment fee equal to 0.25% per annum on the daily unused portion of the committed line amount. The commitment fees incurred by the Funds are presented in the Statements of Operations. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio.

Note 12 — Indemnifications

Under the Company’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Company. In addition, the Company entered into an agreement with each of the Directors which provides that the Company will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by such Director in any proceeding arising out of or in connection with the Director’s services to the Company, to the fullest extent permitted by the Company’s Articles of Incorporation and By-Laws, the Maryland General Corporation Law, the Securities Act, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Company enters into agreements with service providers that may contain indemnification clauses. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company expects the risk of loss to be remote. The Company has not accrued any liability in connection with such indemnification.

Note 13 — SEC Simplification

In August 2018, the Securities and Exchange Commission adopted the Disclosure Update and Simplification rule, which amends certain disclosure requirements. The amendment requires presentation of the total, rather than the components, of accumulated or undistributed earnings on the Statements of Assets and Liabilities; the amendment also provides the presentation of the distributions on the Statements of Changes in Net Assets at the total level rather than components and to remove the requirement for disclosure of undistributed net investment income on a book basis. This amendment facilitates compliance of the disclosure of information without significantly altering the information provided to investors.

Note 14 — New Accounting Pronouncement

In August 2018, the FASB released Accounting Standards Update (ASU) 2018-13, which changes the fair value measurement disclosure requirements of Topic 820. The amendments in this ASU are the result of a broader disclosure project called FASB Concept Statement, Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements. The objective and primary focus of the project are to improve the effectiveness of disclosures in the notes to the financial statements by facilitating clear communication of the information required by GAAP that is most important to users of the financial statements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of the ASU. Management is currently evaluating the impact of the ASU to the financial statements.

TCW Core Fixed Income Fund

Financial Highlights — I Class

	Year Ended October 31,
	2018	2017	2016	2015	2014
Net Asset Value per Share, Beginning of Year	$10.99	$11.28	$11.14	$11.22	$10.97

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.25	0.22	0.19	0.18	0.21
Net Realized and Unrealized Gain (Loss) on Investments	(0.45)	(0.15)	0.24	(0.04)	0.24

Total from Investment Operations	(0.20)	0.07	0.43	0.14	0.45

Less Distributions:
Distributions from Net Investment Income	(0.27)	(0.23)	(0.19)	(0.19)	(0.20)
Distributions from Net Realized Gain	—	(0.13)	(0.10)	(0.03)	—

Total Distributions	(0.27)	(0.36)	(0.29)	(0.22)	(0.20)

Net Asset Value per Share, End of Year	$10.52	$10.99	$11.28	$11.14	$11.22

Total Return	(1.87)%	0.68%	3.97%	1.25%	4.14%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$975,741	$1,379,196	$1,421,267	$1,109,630	$646,372
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.51%	0.51%	0.51%	0.50%	0.49%
After Expense Reimbursement	0.49%	0.49%	0.49%	0.49%	0.47%
Ratio of Net Investment Income to Average Net Assets	2.34%	1.96%	1.70%	1.57%	1.92%
Portfolio Turnover Rate	267.96%	287.39%	283.38%	332.85%	249.94%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Financial Highlights — N Class

	Year Ended October 31,
	2018	2017	2016	2015		2014
Net Asset Value per Share, Beginning of Year	$10.96	$11.25	$11.12	$11.20		$10.97

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.23	0.19	0.16	0.14		0.18
Net Realized and Unrealized Gain (Loss) on Investments	(0.46)	(0.15)	0.24	(0.03)		0.22

Total from Investment Operations	(0.23)	0.04	0.40	0.11		0.40

Less Distributions:
Distributions from Net Investment Income	(0.24)	(0.20)	(0.17)	(0.16)		(0.17)
Distributions from Net Realized Gain	—	(0.13)	(0.10)	(0.03)		—

Total Distributions	(0.24)	(0.33)	(0.27)	(0.19)		(0.17)

Net Asset Value per Share, End of Year	$10.49	$10.96	$11.25	$11.12		$11.20

Total Return	(2.10)%	0.41%	3.66%	1.00%		3.68%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$270,477	$356,930	$487,223	$542,103		$608,129
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.81%	0.79%	0.79%	0.79%		0.80%
After Expense Reimbursement	0.72%	0.75%	0.77%	0.79	% (2)	N/A
Ratio of Net Investment Income to Average Net Assets	2.12%	1.69%	1.41%	1.25%		1.59%
Portfolio Turnover Rate	267.96%	287.39%	283.38%	332.85%		249.94%

(1)	Computed using average shares outstanding throughout the period.
(2)	Reimbursement is less than 0.01%.

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

Financial Highlights — I Class

	Year Ended October 31,
	2018	2017	2016	2015	2014
Net Asset Value per Share, Beginning of Year	$5.20	$5.15	$5.30	$7.18	$7.61

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.11	0.12	0.04	0.05	0.10
Net Realized and Unrealized Gain (Loss) on Investments	(0.20)	0.10	(0.14)	(1.87)	(0.39)

Total from Investment Operations	(0.09)	0.22	(0.10)	(1.82)	(0.29)

Less Distributions:
Distributions from Net Investment Income	(0.10)	(0.11)	(0.05)	(0.06)	(0.11)
Distributions from Net Realized Gain	—	(0.06)	—	—	(0.03)

Total Distributions	(0.10)	(0.17)	(0.05)	(0.06)	(0.14)

Net Asset Value per Share, End of Year	$5.01	$5.20	$5.15	$5.30	$7.18

Total Return	(1.96)%	4.55%	(1.83)%	(25.47)%	(3.90)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$1,208	$758	$725	$1,443	$1,934
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	11.53%	16.65%	9.74%	7.82%	5.90%
After Expense Reimbursement	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of Net Investment Income to Average Net Assets	2.06%	2.31%	0.88%	0.88%	1.30%
Portfolio Turnover Rate	75.52%	0.00%	2.44%	10.68%	4.13%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

Financial Highlights — N Class

	Year Ended October 31,
	2018	2017	2016	2015	2014
Net Asset Value per Share, Beginning of Year	$5.21	$5.15	$5.31	$7.18	$7.61

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.11	0.12	0.04	0.05	0.10
Net Realized and Unrealized Gain (Loss) on Investments	(0.21)	0.11	(0.15)	(1.86)	(0.39)

Total from Investment Operations	(0.10)	0.23	(0.11)	(1.81)	(0.29)

Less Distributions:
Distributions from Net Investment Income	(0.10)	(0.11)	(0.05)	(0.06)	(0.11)
Distributions from Net Realized Gain	—	(0.06)	—	—	(0.03)

Total Distributions	(0.10)	(0.17)	(0.05)	(0.06)	(0.14)

Net Asset Value per Share, End of Year	$5.01	$5.21	$5.15	$5.31	$7.18

Total Return	(1.96)%	4.55%	(2.03)%	(25.36)%	(3.92)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$507	$517	$496	$1,153	$1,546
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	12.59%	18.01%	10.21%	8.32%	6.45%
After Expense Reimbursement	0.75%	0.75%	0.75%	0.75%	0.73%
Ratio of Net Investment Income to Average Net Assets	2.02%	2.26%	0.83%	0.83%	1.27%
Portfolio Turnover Rate	75.52%	0.00%	2.44%	10.68%	4.13%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Global Bond Fund

Financial Highlights — I Class

	Year Ended October 31,
	2018	2017	2016	2015	2014
Net Asset Value per Share, Beginning of Year	$9.75	$9.88	$9.85	$10.26	$10.45

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.19	0.17	0.20	0.19	0.22
Net Realized and Unrealized Gain (Loss) on Investments	(0.43)	(0.07)	0.19	(0.49)	(0.20)

Total from Investment Operations	(0.24)	0.10	0.39	(0.30)	0.02

Less Distributions:
Distributions from Net Investment Income	(0.05)	(0.16)	(0.22)	(0.09)	(0.13)
Distributions from Net Realized Gain	(0.01)	(0.07)	(0.14)	(0.02)	(0.08)

Total Distributions	(0.06)	(0.23)	(0.36)	(0.11)	(0.21)

Net Asset Value per Share, End of Year	$9.45	$9.75	$9.88	$9.85	$10.26

Total Return	(2.54)%	1.07%	4.03%	(2.96)%	0.21%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$8,505	$8,714	$8,648	$7,878	$8,138
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.63%	1.60%	1.48%	1.37%	1.39%
After Expense Reimbursement	1.00%	1.04%	1.05%	1.08%	1.12%
Ratio of Net Investment Income to Average Net Assets	1.99%	1.75%	2.02%	1.92%	2.11%
Portfolio Turnover Rate	102.42%	90.08%	116.87%	147.16%	125.54%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Global Bond Fund

Financial Highlights — N Class

	Year Ended October 31,
	2018	2017	2016	2015	2014
Net Asset Value per Share, Beginning of Year	$9.75	$9.88	$9.85	$10.26	$10.45

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.19	0.17	0.20	0.19	0.22
Net Realized and Unrealized Gain (Loss) on Investments	(0.43)	(0.07)	0.19	(0.49)	(0.20)

Total from Investment Operations	(0.24)	0.10	0.39	(0.30)	0.02

Less Distributions:
Distributions from Net Investment Income	(0.05)	(0.16)	(0.22)	(0.09)	(0.13)
Distributions from Net Realized Gain	(0.01)	(0.07)	(0.14)	(0.02)	(0.08)

Total Distributions	(0.06)	(0.23)	(0.36)	(0.11)	(0.21)

Net Asset Value per Share, End of Year	$9.45	$9.75	$9.88	$9.85	$10.26

Total Return	(2.54)%	1.07%	4.03%	(2.96)%	0.21%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$7,476	$7,679	$7,586	$7,358	$7,565
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.92%	1.89%	1.76%	1.64%	1.67%
After Expense Reimbursement	1.00%	1.04%	1.05%	1.08%	1.12%
Ratio of Net Investment Income to Average Net Assets	1.99%	1.75%	2.02%	1.92%	2.12%
Portfolio Turnover Rate	102.42%	90.08%	116.87%	147.16%	125.54%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Financial Highlights — I Class

	Year Ended October 31,
	2018	2017	2016	2015	2014
Net Asset Value per Share, Beginning of Year	$6.37	$6.23	$6.18	$6.35	$6.33

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.26	0.24	0.24	0.26	0.29
Net Realized and Unrealized Gain (Loss) on Investments	(0.17)	0.18	0.06	(0.15)	0.04

Total from Investment Operations	0.09	0.42	0.30	0.11	0.33

Less Distributions:
Distributions from Net Investment Income	(0.31)	(0.28)	(0.25)	(0.28)	(0.31)

Net Asset Value per Share, End of Year	$6.15	$6.37	$6.23	$6.18	$6.35

Total Return	1.40%	6.80%	5.06%	1.74%	5.25%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$7,749	$14,195	$20,265	$20,791	$20,649
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.50%	1.22%	1.03%	1.03%	0.90%
After Expense Reimbursement	0.55%	0.55%	0.55%	0.55%	0.53%
Ratio of Net Investment Income to Average Net Assets	4.13%	3.85%	3.88%	4.11%	4.60%
Portfolio Turnover Rate	104.21%	179.87%	244.36%	195.97%	145.14%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Financial Highlights — N Class

	Year Ended October 31,
	2018	2017	2016	2015	2014
Net Asset Value per Share, Beginning of Year	$6.42	$6.28	$6.23	$6.41	$6.37

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.25	0.23	0.22	0.25	0.28
Net Realized and Unrealized Gain (Loss) on Investments	(0.18)	0.18	0.07	(0.17)	0.05

Total from Investment Operations	0.07	0.41	0.29	0.08	0.33

Less Distributions:
Distributions from Net Investment Income	(0.30)	(0.27)	(0.24)	(0.26)	(0.29)

Net Asset Value per Share, End of Year	$6.19	$6.42	$6.28	$6.23	$6.41

Total Return	1.04%	6.59%	4.82%	1.34%	5.24%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$5,041	$6,934	$7,526	$15,910	$12,555
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.98%	1.65%	1.40%	1.38%	1.39%
After Expense Reimbursement	0.80%	0.80%	0.80%	0.80%	0.78%
Ratio of Net Investment Income to Average Net Assets	3.90%	3.60%	3.64%	3.87%	4.30%
Portfolio Turnover Rate	104.21%	179.87%	244.36%	195.97%	145.14%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Short Term Bond Fund

Financial Highlights — I Class

	Year Ended October 31,
	2018	2017	2016	2015	2014
Net Asset Value per Share, Beginning of Year	$8.62	$8.70	$8.69	$8.75	$8.80

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.15	0.08	0.05	0.05	0.06
Net Realized and Unrealized Gain (Loss) on Investments	(0.04)	(0.01)	0.02	(0.03)	0.00 (2)

Total from Investment Operations	0.11	0.07	0.07	0.02	0.06

Less Distributions:
Distributions from Net Investment Income	(0.19)	(0.15)	(0.06)	(0.08)	(0.11)

Net Asset Value per Share, End of Year	$8.54	$8.62	$8.70	$8.69	$8.75

Total Return	1.26%	0.75%	0.84%	0.25%	0.65%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$7,280	$7,951	$7,698	$9,614	$21,080
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	2.28%	1.65%	2.46%	1.57%	1.23%
After Expense Reimbursement	0.44%	0.44%	0.44%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets	1.70%	0.96%	0.58%	0.53%	0.70%
Portfolio Turnover Rate	199.55%	131.31%	46.36%	8.51%	67.27%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Financial Highlights — I Class

	Year Ended October 31,
	2018	2017	2016	2015	2014
Net Asset Value per Share, Beginning of Year	$9.98	$10.33	$10.28	$10.31	$10.13

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.31	0.27	0.26	0.25	0.27
Net Realized and Unrealized Gain (Loss) on Investments	(0.48)	(0.20)	0.11	(0.02)	0.18

Total from Investment Operations	(0.17)	0.07	0.37	0.23	0.45

Less Distributions:
Distributions from Net Investment Income	(0.35)	(0.26)	(0.25)	(0.22)	(0.27)
Distributions from Net Realized Gain	—	(0.16)	(0.07)	(0.04)	—

Total Distributions	(0.35)	(0.42)	(0.32)	(0.26)	(0.27)

Net Asset Value per Share, End of Year	$9.46	$9.98	$10.33	$10.28	$10.31

Total Return	(1.67)%	0.72%	3.63%	2.24%	4.49%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$5,587,668	$7,103,832	$8,042,194	$6,360,295	$6,129,426
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.62%	0.61%	0.60%	0.60%	0.59%
After Expense Reimbursement	0.49%	0.49%	0.49%	0.49%	0.47%
Ratio of Net Investment Income to Average Net Assets	3.20%	2.73%	2.55%	2.46%	2.65%
Portfolio Turnover Rate	241.76%	287.55%	318.48%	287.85%	201.30%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Financial Highlights — N Class

	Year Ended October 31,
	2018	2017	2016	2015	2014
Net Asset Value per Share, Beginning of Year	$10.29	$10.65	$10.60	$10.64	$10.45

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.29	0.25	0.24	0.23	0.25
Net Realized and Unrealized Gain (Loss) on Investments	(0.49)	(0.21)	0.11	(0.04)	0.19

Total from Investment Operations	(0.20)	0.04	0.35	0.19	0.44

Less Distributions:
Distributions from Net Investment Income	(0.33)	(0.24)	(0.23)	(0.19)	(0.25)
Distributions from Net Realized Gain	—	(0.16)	(0.07)	(0.04)	—

Total Distributions	(0.33)	(0.40)	(0.30)	(0.23)	(0.25)

Net Asset Value per Share, End of Year	$9.76	$10.29	$10.65	$10.60	$10.64

Total Return	(1.96)%	0.41%	3.35%	1.83%	4.24%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$1,121,741	$1,902,308	$2,762,803	$2,399,850	$2,177,160
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.88%	0.88%	0.87%	0.88%	0.87%
After Expense Reimbursement	0.79%	0.79%	0.79%	0.79%	0.77%
Ratio of Net Investment Income to Average Net Assets	2.89%	2.42%	2.25%	2.17%	2.36%
Portfolio Turnover Rate	241.76%	287.55%	318.48%	287.85%	201.30%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of TCW Funds, Inc.

We have audited the accompanying statements of assets and liabilities of TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated statement of assets and liabilities of TCW Enhanced Commodity Strategy Fund (collectively, the “TCW Fixed Income Funds”) (six of nineteen funds comprising the TCW Funds, Inc.), including the schedules of investments of TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated schedule of investments of TCW Enhanced Commodity Strategy Fund, as of October 31, 2018, and the related statements of operations for TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the related consolidated statement of operations for TCW Enhanced Commodity Strategy Fund for the year then ended, the statements of changes in net assets for TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated statement of changes in net assets for TCW Enhanced Commodity Strategy Fund for each of the two years in the period then ended, the financial highlights for TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated financial highlights for TCW Enhanced Commodity Strategy Fund for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights for TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated financial statements and consolidated financial highlights for TCW Enhanced Commodity Strategy Fund present fairly, in all material respects, the financial position of each of the respective TCW Fixed Income Funds as of October 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the TCW Fixed Income Funds’ management. Our responsibility is to express an opinion on the TCW Fixed Income Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The TCW Fixed Income Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the TCW Fixed Income Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Los Angeles, California

December 19, 2018

We have served as the auditor of one or more TCW/Metropolitan West Funds investment companies since 1990.

TCW Funds, Inc.

Shareholder Expenses (Unaudited)

As a shareholder of a Fund, you incur ongoing operational costs of the Fund, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 to October 31, 2018 (184 days).

Actual Expenses    The first line under each Fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes    The second line under each Fund in the table below provides information about the hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCW Funds, Inc.	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio		Expenses Paid During Period (May 1, 2018 to October 31, 2018)
TCW Core Fixed Income Fund
I Class Shares
Actual	$1,000.00	$998.60	0.49%		$2.47
Hypothetical (5% return before expenses)	1,000.00	1,022.74	0.49%		2.50

N Class Shares
Actual	$1,000.00	$997.50	0.71%		$3.57
Hypothetical (5% return before expenses)	1,000.00	1,021.63	0.71%		3.62

TCW Enhanced Commodity Strategy Fund
I Class Shares
Actual	$1,000.00	$930.60	0.70%		$3.41
Hypothetical (5% return before expenses)	1,000.00	$1,021.68	0.70%		3.57

N Class Shares
Actual	$1,000.00	$930.60	0.75%		$3.65
Hypothetical (5% return before expenses)	1,000.00	$1,021.42	0.75%		3.82

TCW Global Bond Fund
I Class Shares
Actual	$1,000.00	$970.20	0.99	% (1)	$4.92 (1)
Hypothetical (5% return before expenses)	1,000.00	1,020.22	0.99	% (1)	5.04 (1)

N Class Shares
Actual	$1,000.00	$970.20	0.99	% (1)	$4.92 (1)
Hypothetical (5% return before expenses)	1,000.00	1,020.22	0.99	% (1)	5.04 (1)

TCW Funds, Inc.

TCW Funds, Inc.	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2018 to October 31, 2018)
TCW High Yield Bond Fund
I Class Shares
Actual	$1,000.00	$1,010.30	0.55%	$2.79
Hypothetical (5% return before expenses)	1,000.00	1,022.43	0.55%	2.80

N Class Shares
Actual	$1,000.00	$1,009.20	0.80%	$4.05
Hypothetical (5% return before expenses)	1,000.00	1,021.17	0.80%	4.08

TCW Short Term Bond Fund
I Class Shares
Actual	$1,000.00	$1,008.10	0.44%	$2.23
Hypothetical (5% return before expenses)	1,000.00	1,022.99	0.44%	2.24

TCW Total Return Bond Fund
I Class Shares
Actual	$1,000.00	$999.90	0.49%	$2.47
Hypothetical (5% return before expenses)	1,000.00	1,022.74	0.49%	2.50

N Class Shares
Actual	$1,000.00	$997.90	0.79%	$3.98
Hypothetical (5% return before expenses)	1,000.00	1,021.22	0.79%	4.02

(1)	Does not include expenses of the underlying affiliated investments.

TCW Funds, Inc.

Privacy Policy

The TCW Group, Inc. and Subsidiaries

TCW Investment Management Company LLC

TCW Asset Management Company LLC

Metropolitan West Asset Management, LLC

TCW Funds, Inc.	Sepulveda Management LLC
TCW Strategic Income Fund, Inc.	TCW Direct Lending LLC
Metropolitan West Funds	TCW Direct Lending VII LLC

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the United States Securities and Exchange Commission.

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC and TCW Direct Lending (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

•

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

TCW Funds, Inc.

Categories of Information We Disclose to Nonaffiliated Third Parties

•

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

•

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

Categories of Information We Disclose to Our Affiliated Entities

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

Reminder About TCW’s Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC and TCW Direct Lending.

•	Are not guaranteed by a bank;

TCW Funds, Inc.

Privacy Policy (Continued)

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC.

TCW FUNDS, INC.

TCW STRATEGIC INCOME FUND, INC.

METROPOLITAN WEST FUNDS

SEPULVEDA MANAGEMENT LLC

TCW DIRECT LENDING LLC

TCW DIRECT LENDING VII LLC

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 |

email: privacy@tcw.com

TCW Funds, Inc.

Renewal of Investment Advisory and Management Agreement (Unaudited)

TCW Funds, Inc. (the “Corporation”) and TCW Investment Management Company LLC (the “Advisor”) are parties to an Investment Advisory and Management Agreement (“Agreement”), pursuant to which the Advisor is responsible for managing the investments of each separate investment series (each, a “Fund” and collectively, the “Funds”) of the Corporation. Unless terminated by either party, the Agreement continues in effect from year to year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Funds, or by the Board of Directors of the Corporation (the “Board”), and, in either event, by a majority of the Directors who are not “interested persons” of the Corporation, as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Directors”), casting votes in person at a meeting called for that purpose.

On September 24, 2018, the Board approved the renewal of the Agreement for an additional one-year term from February 6, 2019 through February 5, 2020. The renewal of the Agreement was approved by the Board (including by a majority of the Independent Directors) upon the recommendation of the Independent Directors. The Independent Directors met separately by telephone on August 28, 2018, and in person on September 24, 2018, with their independent legal counsel to review and discuss the information that had been requested on their behalf by their independent legal counsel and presented by the Advisor for their consideration. The information, material facts, and conclusions that formed the basis for the Independent Directors’ recommendation and the Board’s subsequent approval are described below.

1. Information received

Materials reviewed — During the course of each year, the Directors receive a wide variety of materials relating to the services provided by the Advisor, including reports on the Advisor’s investment processes, as well as on each Fund’s investment results, portfolio composition, portfolio trading practices, compliance monitoring, shareholder services, and other information relating to the nature, extent, and quality of services provided by the Advisor to the Funds. In addition, the Board reviewed information furnished to the Independent Directors in response to a detailed request sent to the Advisor on their behalf. The information in the Advisor’s responses included extensive materials regarding each Fund’s investment results, advisory fee comparisons to advisory fees charged by the Advisor to its institutional clients, financial and profitability information regarding the Advisor, descriptions of various services provided to the Funds and to other advisory and sub-advisory clients, descriptions of functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management services to each Fund. The Directors also considered information provided by an independent data provider, Broadridge, comparing the investment performance and the fee and expense levels of each Fund to those of appropriate peer groups of mutual funds selected by Broadridge. After reviewing this information, the Directors requested additional financial, profitability and service information from the Advisor, which the Advisor provided and the Directors considered.

Review process — The Directors’ determinations were made on the basis of each Director’s business judgment after consideration of all the information presented. The Independent Directors were advised by their independent legal counsel throughout the renewal process and received and reviewed advice from their independent legal counsel regarding legal and industry standards applicable to the renewal of the Agreement, including a legal memorandum from their independent legal counsel discussing their fiduciary duties related to their approval of the continuation of the Agreement. The Independent Directors also discussed the renewal of the Agreement with the Advisor’s representatives and in private sessions at which

TCW Funds, Inc.

Renewal of Investment Advisory and Management Agreement (Unaudited) (Continued)

no representatives of the Advisor were present. In deciding to recommend the renewal of the Agreement with respect to each Fund, the Independent Directors did not identify any single piece of information or particular factor that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Directors.

2. Nature, extent, and quality of services provided by the Advisor

The Board and the Independent Directors considered the depth and quality of the Advisor’s investment management process, including its research and strong analytical capabilities; the experience, capability, and integrity of its senior management and other personnel; the relatively low turnover rates of its key personnel; the overall resources available to the Advisor; and the ability of its organizational structure to address the growth in assets over the past several years and withstand the recent decline in assets. The Board and the Independent Directors considered the ability of the Advisor to attract and retain well-qualified investment professionals, noting in particular the Advisor’s hiring of professionals in various areas over the past several years, continued upgrading of resources in its middle office and back office operations and other areas, as well as a continuing and extensive program of infrastructure and systems enhancements. The Board and the Independent Directors also considered that the Advisor made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, operations, administration, research, portfolio accounting, and legal matters. They noted the substantial additional resources made available by The TCW Group, Inc., the parent company of the Advisor. The Board and the Independent Directors examined and discussed a detailed description of the extensive additional services provided to the Funds to support their operations and compliance, as compared to the much narrower range of services provided to the Advisor’s institutional and sub-advised clients, as well as the Advisor’s oversight and coordination of numerous outside service providers to the Funds. They further noted the high level of regular communication between the Advisor and the Independent Directors. The Advisor explained its responsibility to supervise the activities of the Funds’ various service providers, as well as supporting the Independent Directors and their meetings, regulatory filings, and various operational personnel, and the related costs.

The Board and the Independent Directors concluded that the nature, extent, and quality of the services provided by the Advisor are of a high quality and have benefited and should continue to benefit the Funds and their shareholders.

3. Investment results

The Board and the Independent Directors considered the investment results of each Fund in light of its investment objective(s) and principal investment strategies. They compared each Fund’s total returns with the total returns of other mutual funds in peer group reports prepared by Broadridge with respect to various longer and more recent periods all ended May 31, 2018. The Board and the Independent Directors reviewed information as to peer group selections presented by Broadridge and discussed the methodology for those selections with Broadridge. In reviewing each Fund’s relative performance, the Board and the Independent Directors took into account each Fund’s investment strategies, distinct characteristics, asset size and diversification.

The Board and the Independent Directors noted that most Funds’ performance was satisfactory over the relevant periods. The Board and the Independent Directors noted that investment performance of most of

TCW Funds, Inc.

the Funds was generally close to or above the median performance of the applicable peer group during the three-year period emphasized by Broadridge in the supplemental materials, but seven Funds ranked in the fourth or fifth quintile of their peer groups for that three-year period. For those Funds that lagged peer group averages, they noted that the Advisor had discussed with the Board the reasons for the underperformance and the actions taken or to be taken by the Advisor to address the underperformance, and they indicated that they would continue to monitor portfolio investment performance on a regular basis and discuss with the Advisor from time to time any instances of long-term underperformance as appropriate. The Board and the Independent Directors noted that the performance of some Funds for periods when they lagged their peer group averages remained satisfactory when assessed on a risk-adjusted basis because performance quintiles do not necessarily reflect the degree of risk employed by peer funds to achieve their returns.

With respect to the fixed income Funds, the Board and the Independent Directors recognized the Advisor’s deliberate strategy to manage risk in light of its critical view of the fixed-income securities markets and overall investment market conditions at present and in the near term. For that reason, the Board and the Independent Directors believed that relative performance also should be considered in light of future market conditions expected by the Advisor. The Board and the Independent Directors noted the Advisor’s view that longer term performance can be more meaningful for active fixed income funds than shorter term performance because fixed income market cycles are generally longer than three years.

For the U.S. fixed income Funds, the Board and the Independent Directors noted the conservative profile of these Funds, which generally experienced less volatility compared to various other funds in the applicable peer group (except for the relative volatility of Total Return Bond Fund, which is a mortgage focused Fund). They also noted the Advisor’s conservative posture for these Funds with respect to credit and interest rate risks.

For the Total Return Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the first quintile for the ten-year period and the second quintile for the five-, three- and one-year periods.

For the Core Fixed Income Fund, the Board and the Independent Directors noted that the Fund’s performance was in the first quintile for the ten-year period, the third quintile for the five-year period, the fourth quintile for the three-year period and the second quintile for the one-year period.

For the High Yield Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the third quintile for the ten-year period and the second quintile for the five-, three- and one-year periods.

For the Global Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the fourth quintile for the five- and three-year periods and the third quintile for the one-year period.

For the Short Term Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the fourth quintile for the ten-, five- and three-year periods and the first quintile for the one-year period.

For the Enhanced Commodity Strategy Fund, the Board and the Independent Directors noted that the Fund’s performance was in the second quintile for the five-year period and the third quintile for the three- and one-year periods.

TCW Funds, Inc.

Renewal of Investment Advisory and Management Agreement (Unaudited) (Continued)

With respect to the U.S. equity Funds, the Board and the Independent Directors noted that the performance of most Funds for the various periods reviewed ranked in the first, second or third quintiles.

The Select Equities Fund ranked in the fourth quintile for the five-year period.

The Relative Value Dividend Appreciation Fund ranked in the fourth quintile for the one-, three- and five-year periods. The Relative Value Large Cap Fund ranked in the fourth quintile for the one- and three-year periods. The Relative Value Mid Cap Fund ranked in the fourth quintile for the ten-year period. The Board and the Independent Directors noted the Advisor’s explanation that the diversification tool used to mitigate risk of the Relative Value Dividend Appreciation Fund and the Relative Value Large Cap Fund weighed on their near-term performance in a momentum-driven market and its opinion that each of the Relative Value Funds is well-positioned to excel in a strengthening economic environment.

The Global Real Estate Fund ranked in the fifth quintile for the one- and three-year periods, and while it ranked in the third quintile during the quarter ended June 30, 2018, the Board and the Independent Directors determined to continue to closely monitor its performance and did not believe any other immediate action was needed.

With respect to the international and emerging markets Funds, the Board and the Independent Directors noted that the performance of a majority of these Funds ranked in the first, second or third quintiles. The Developing Markets Equity Fund ranked in the fourth quintile for the period since inception, but ranked in the first quintile for the one-year period.

For the asset allocation Fund, the Board the Independent Directors noted that the Conservative Allocation Fund’s performance was in the first quintile for the ten-year period, the second quintile for the five-year period, the third quintile for the three-year period and the first quintile for the one-year period.

The Board and the Independent Directors concluded that the Advisor was implementing each Fund’s investment objective(s) and that the Advisor’s record in managing the Funds indicated that its continued management should benefit each Fund and its shareholders over the long term.

4. Advisory fees and total expenses

The Board and the Independent Directors compared the management fees (which Broadridge defines to include the advisory fee and the administrative fee) and total expenses of each Fund (each as a percentage of average net assets) with the median management fee and operating expense level of the other mutual funds in the relevant Broadridge peer groups. These comparisons assisted the Board and the Independent Directors by providing a reasonable statistical measure to assess each Fund’s fees relative to its relevant peers. The Board and the Independent Directors observed that each Fund’s management fee, after giving effect to applicable waivers and/or reimbursements, was below or near the median of the peer group funds on a current basis, with the exception of the Select Equities Fund, the Emerging Markets Income Fund and the Emerging Markets Local Currency Income Fund. They also observed that each Fund’s total expenses, after giving effect to applicable waivers and/or reimbursements, were below or near the median of the peer group funds, with the exception of the Global Bond Fund primarily due to its smaller size relative to most of the other funds in the peer group. The Board and the Independent Directors also noted the contractual expense limitations to which the Advisor has agreed with respect to each Fund and that the Advisor historically has absorbed any expenses in excess of these limits. The Board and the Independent Directors noted that for several Funds, their below-median management fee and total expenses were in part due to substantial waiver and/or reimbursement pursuant to the contractual expense limitations. The Board and

TCW Funds, Inc.

the Independent Directors concluded that the competitive fees charged by the Advisor, and competitive expense ratios, should continue to benefit each Fund and its shareholders.

The Board and the Independent Directors also reviewed information regarding the advisory fees charged by the Advisor to its institutional and sub-advisory clients with similar investment mandates. The Board and the Independent Directors concluded that, although the fees paid by those clients generally were lower than advisory fees paid by the Funds, the differences appropriately reflected the more extensive services provided by the Advisor to the Funds and the Advisor’s significantly greater responsibilities and expenses with respect to the Funds, including the additional time spent by portfolio managers for reasons such as managing the more active cash flows from purchases and redemptions by shareholders, the additional risks of managing a pool of assets for public investors, administrative burdens, daily pricing, valuation and liquidity responsibilities, the supervision of vendors and service providers, and the costs of additional infrastructure and operational resources and personnel and of complying with and supporting the more comprehensive regulatory and governance regime applicable to mutual funds.

5. The Advisor’s costs, level of profits, and economies of scale

The Board and the Independent Directors reviewed information regarding the Advisor’s costs of providing services to the Funds, as well as the resulting level of profits to the Advisor. They reviewed the Advisor’s stated assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Advisor’s largest operating cost. The Board and the Independent Directors recognized that the Advisor should be entitled to earn a reasonable level of profits for the services that it provides to each Fund. The Board and the Independent Directors also reviewed a comparison of the Advisor’s profitability with respect to the Funds to the profitability of certain unaffiliated publicly traded asset managers, which the Advisor believed supported its view that the Advisor’s profitability was reasonable. Based on their review, the Board and the Independent Directors concluded that they were satisfied that the Advisor’s level of profitability from its relationship with each Fund was not unreasonable or excessive.

The Board and the Independent Directors considered the extent to which potential economies of scale could be realized as the Funds grow and whether the advisory fees reflect those potential economies of scale. They recognized that the advisory fees for the Funds do not have breakpoints, which would otherwise result in lower advisory fee rates as the Funds grow larger. They also recognized the Advisor’s view that the advisory fees compare favorably to peer group fees and expenses and remain competitive even at higher asset levels and that the relatively low advisory fees reflect the potential economies of scale. The Board and the Independent Directors recognized the benefits of the Advisor’s substantial past and on-going investment in the advisory business, such as successfully recruiting and retaining key professional talent, systems and technology upgrades, added resources dedicated to legal and compliance programs, and improvements to the overall firm infrastructure, as well as the financial pressures of competing against much larger firms and passive investment products. The Board and the Independent Directors further noted the Advisor’s past and continuing subsidies of the Funds’ operating expenses when they were newer and smaller and the Advisor’s commitment to maintain reasonable overall operating expenses for each Fund. The Board and the Independent Directors also recognized that the Funds benefit from receiving investment advice from an organization with other types of advisory clients in addition to mutual funds. The Board and the Independent Directors concluded that the Advisor was satisfactorily sharing potential economies of scale with the Funds through low fees and expenses, and through reinvesting in its capabilities for serving the Funds and their shareholders.

TCW Funds, Inc.

Renewal of Investment Advisory and Management Agreement (Unaudited) (Continued)

6. Ancillary benefits

The Board and the Independent Directors also considered ancillary benefits received or to be received by the Advisor and its affiliates as a result of the relationship of the Advisor with the Funds, including compensation for certain compliance support services. The Board and the Independent Directors noted that, in addition to the fees the Advisor receives under the Agreement, the Advisor receives additional benefits in connection with management of the Funds in the form of reports, research and other services from brokers and their affiliates in return for brokerage commissions paid to such brokers. The Board and the Independent Directors concluded that any potential benefits received or to be derived by the Advisor from its relationships with the Funds are reasonably related to the services provided by the Advisor to the Funds.

7. Conclusions

Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Directors concluded that the Agreement is fair and reasonable to each Fund and its shareholders, that each Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Advisor by each Fund, and that the renewal of the Agreement was in the best interests of each Fund and its shareholders.

TCW Funds, Inc.

Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Company uses to determine how to vote proxies are available without charge. The Board has delegated the Company’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Company’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Company, prepares and files Form N-PX with the SEC not later than August 31 of each year, which includes the Company’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Company’s proxy voting record for the most recent twelve-month period ended June 30 is available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for the Company’s proxy voting record, it will send the information disclosed in the Company’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Company also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Filing of Quarterly Portfolio Schedule

The Company files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q.

TCW Funds, Inc.

Directors and Officers of the Company

A board of eight directors is responsible for overseeing the operations of the Company, which consists of 19 Funds at October 31, 2018. The directors of the Company, and their business addresses and their principal occupation for the last five years are set forth below.

Independent Directors

Name, and Year of Birth (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (1936)	Indefinite term; Mr. Bell has served as a director of TCW Funds, Inc. since October 2002.	Private Investor.	Point 360 (post production services); TCW Strategic Income Fund, Inc. (closed-end fund).
Patrick C. Haden (1953) Chairman of the Board	Indefinite term; Mr. Haden has served as a director of TCW Funds, Inc. since May 2001.	President (since 2003), Wilson Ave. Consulting (business consulting firm); Senior Advisor to President (July 2016-June 2017) and Athletic Director (August 2010-June 2016), University of Southern California.	Tetra Tech, Inc. (environmental consulting); Auto Club (affiliate of AAA); Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed end fund).
Peter McMillan (1957)	Indefinite term; Mr. McMillan has served as a director of TCW Funds, Inc. since August 2010.	Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm); Co-founder and Managing Partner (since 2000), Willowbrook Capital Group, LLC (investment advisory firm); Co-founder and Executive Vice President (since 2005), KBS Capital Advisors (a manager of real estate investment trusts).	KBS Real Estate Investment Trusts (real estate investments); KBS Strategic Opportunity REITS (real estate investments); Metropolitan West Funds (mutual funds); TCW Strategic Income Fund, Inc. (closed-end fund).
Charles A. Parker (1934)	Indefinite term; Mr. Parker has served as a director of the TCW Funds, Inc. since April 2003.	Private Investor.	Burridge Center for Research in Security Prices (University of Colorado); TCW Strategic Income Fund, Inc. (closed-end fund).
Victoria B. Rogers (1961)	Indefinite term; Ms. Rogers has served as a director of the TCW Funds, Inc. since October 2011.	President (since 1996), The Rose Hills Foundation (charitable foundation).	Causeway Capital Management Trust (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund).
Andrew Tarica (1959)	Indefinite term; Mr. Tarica has served as a director of the TCW Funds, Inc. since March 2012.	Chief Executive Officer (since February 2001), Meadowbrook Capital Management (asset management company); Employee (since 2003), Cowen & Co. (broker-dealer).	Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Direct Lending VII, LLC (business development company).

(1)	The address of each Independent Director is c/o Morgan Lewis, & Bockius LLP, Counsel to the Independent Directors, 300 South Grand Avenue 22nd Floor, Los Angeles, CA 90071.

TCW Funds, Inc.

Interested Directors

These directors are “interested persons” of the Company as defined in the 1940 Act because they are directors and officers of the Advisor, and shareholders and directors of The TCW Group, Inc., the parent company of the Advisor.

Name and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years (1)	Other Directorships held by Director
Marc I. Stern (1944)	Indefinite term; Mr. Stern has served as a director since inception of TCW Funds, Inc. in September 1992.	Chairman (since January 2016), TCW LLC; Chairman (since February 2013), The TCW Group, Inc., TCW Investment Management Company, TCW Asset Management Company and Metropolitan West Asset Management.	Qualcomm Incorporated (wireless communications)
David S. DeVito (1962)	Indefinite term; Mr. DeVito has served as a director since January 2014.

Executive Vice President and

Chief Operating Officer (since

January 2016), TCW LLC; Executive Vice President and Chief Operating Officer (since

October 2013), TCW Investment Management Company LLC, The TCW Group, Inc., Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC; President and Chief Executive Officer (since January 2014), TCW Strategic Income Fund, Inc.; Treasurer, Principal Financial Officer and Principal Accounting Officer (since 2010), Metropolitan West Funds.

TCW Strategic Income Fund, Inc. (closed-end fund)

(1)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.

The officers of the Company who are not directors of the Company are:

Name and Year of Birth	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Lisa Eisen (1963)	Tax Officer	Tax Officer (since December 2016), Metropolitan West Funds and TCW Strategic Income Fund, Inc.; Managing Director and Director of Tax (since August 2016), TCW, LLC; Vice President of Corporate Tax and Payroll for Health Net, Inc. (1998 – July 2016).

TCW Funds, Inc.

Directors and Officers of the Company (Continued)

Name and Year of Birth	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Meredith S. Jackson (1959)	Senior Vice President, General Counsel and Secretary	Executive Vice President, General Counsel and Secretary (since January 2016), TCW LLC; Executive Vice President, General Counsel and Secretary (since February 2013), TCW Investment Management Company, The TCW Group Inc., TCW Asset Management Company and Metropolitan West Asset Management; Senior Vice President, General Counsel and Secretary (since February 2013), TCW Strategic Income Fund, Inc.; Vice President and Secretary (since February 2013), Metropolitan West Funds; Partner and Chair of the Debt Finance Practice Group (1999 – January 2013), Irell & Manella (law firm).
Jeffrey Engelsman (1967)	Chief Compliance Officer since September 2014 and AML Officer since December 2016	AML Officer (since December 2016), Metropolitan West Funds, and TCW Strategic Income Fund, Inc.; Global Chief Compliance Officer (since January 2016), TCW LLC; Chief Compliance Officer (since 2014), Metropolitan West Funds and TCW Strategic Income Fund, Inc.; Managing Director, Global Chief Compliance Officer (since August 2014), TCW Investment Management Company LLC, TCW Asset Management, LLC and Metropolitan West Asset Management, LLC; Global Chief Compliance Officer (since September 2014), The TCW Group, Inc.; Chief Compliance Officer (2009 – August 2014), MainStay Funds (mutual fund); Managing Director (2009 – July 2014), New York Life Investments (investment management).
Richard Villa (1964)	Treasurer and Principal Financial and Accounting Officer	Managing Director, Chief Financial Officer and Assistant Secretary (since January 2016), TCW LLC; Treasurer and Chief Financial Officer (since January 2014), TCW Strategic Income Fund, Inc.; Managing Director and Chief Financial Officer (since July 2008), TCW Investment Management Company, the TCW Group, Inc., TCW Asset Management Company LLC, and Metropolitan West Asset Management LLC.

(1)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.
*	Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017

In addition, George N. Winn, Senior Vice President of TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC, TCW LLC and the Advisor, is Assistant Treasurer of the Company; and Patrick W. Dennis, Senior Vice President, Associate General Counsel and Assistant Secretary of TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC, TCW LLC and the Advisor, is Vice President and Assistant Secretary of the Company.

The SAI (Statement of Additional Information) has additional information regarding the Board of Directors. A copy is available without charge by calling 1-800-FUND-TCW (1-800-386-3829) to obtain a hard copy or by going to the SEC website at http://www.sec.gov.

TCW Funds, Inc.

Disclaimers for Use of Bloomberg Barclays Indexes

BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Barclays Capital Inc. and its affiliates (“Barclays”) is not the issuer or producer of TCW Funds, Inc. and Barclays has no responsibilities, obligations or duties to investors in TCW Funds, Inc. (the “Funds”). Barclays’ only relationship with the Funds is the licensing of the BARCLAYS mark as part of the name of the respective Barclays Indexes, which Barclays does not determine, compose or calculate. Additionally, the Funds may for itself execute transaction(s) with Barclays in or relating to the Indexes used in connection with the Funds. Investors who acquire the Funds neither acquire any interest in the Indexes nor enter into any relationship of any kind whatsoever with Barclays upon making an investment in the Funds. The Funds are not sponsored, endorsed, sold or promoted by Barclays. Barclays does not make any representation or warranty, express or implied regarding the advisability of investing in the Funds or the advisability of investing in securities generally or the ability of the Indexes to track corresponding or relative market performance. Barclays has not passed on the legality or suitability of the Funds with respect to any person or entity. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued. Barclays has no obligation or liability in connection with administration, marketing or trading of the Funds.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Funds’ investors or other third parties.

BARCLAYS SHALL HAVE NO LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEXES. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. BARCLAYS DOES NOT CALCULATE OR PUBLISH THE BLOOMBERG BARCLAYS INDEXES AND SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDEXES. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE FUNDS.

None of the information supplied by Barclays and used in this publication may be reproduced in any manner without the prior written permission of Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. Bloomberg Finance L.P. and its affiliates (collectively, “Bloomberg”) or Bloomberg’s licensors own all proprietary right in the Barclays Indexes. Bloomberg does not guarantee the timeliness, accuracy or completeness of any data or information relating to the Indexes. Bloomberg makes no warranty, express or implied, as to the Indexes or any data or values relating thereto or results to be obtained therefrom, and expressly disclaims all warranties of merchantability and fitness for a particular purpose with respect thereto. It is not possible to

TCW Funds, Inc.

Disclaimers for Use of Bloomberg Barclays Indexes (Continued)

invest directly in an index. Back-tested performance is not actual performance. To the maximum extent allowed by law, Bloomberg, its licensors, and its and their respective employees, contractors, agents, suppliers and vendors shall have no liability or responsibility whatsoever for any injury or damages — whether direct, indirect, consequential, incidental, punitive or otherwise — arising in connection with Indexes or any data or values relating thereto — whether arising from their negligence or otherwise. Nothing in the Indexes shall constitute or be construed as an offering of financial instruments or as investment advice or investment recommendations (i.e., recommendations as to whether or not to “buy”, “sell”, “hold”, or to enter or not to enter into any other transaction involving any specific interest or interests) by Bloomberg or its affiliates or a recommendation as to an investment or other strategy by Bloomberg or its affiliates. Data and other information available via the Indexes should not be considered as information sufficient upon which to base an investment decision. All information provided by the Indexes is impersonal and not tailored to the needs of any person, entity or group of persons. Bloomberg and its affiliates do not express an opinion on the future or expected value of any security or other interest and do not explicitly or implicitly recommend or suggest an investment strategy of any kind.

The only relationship of Bloomberg or any of its subsidiaries or affiliates to the Funds is the licensing of certain trademarks, trade names and service marks and of the Indexes, which is determined, composed and calculated by Bloomberg without regard to the Funds. Bloomberg has no obligation to take the needs of the Funds or the owners of the Funds into consideration in determining, composing or calculating the Indexes. The Funds are not sponsored, endorsed, sold or promoted by Bloomberg or any of its subsidiaries or affiliates.

TCW Funds, Inc.

865 South Figueroa Street

Los Angeles, California 90017

800 FUND TCW

(800 386 3829)

www.TCW.com

INVESTMENT ADVISOR

TCW Investment Management Company LLC

865 South Figueroa Street

Los Angeles, California 90017

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 E. Michigan Street

Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 West 5th Street

Los Angeles, California 90013

CUSTODIAN & ADMINISTRATOR

State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

DISTRIBUTOR

TCW Funds Distributors LLC

865 South Figueroa Street

Los Angeles, California 90017

DIRECTORS

Patrick C. Haden

Director and Chairman of the Board

Samuel P. Bell

Director

David S. DeVito

Director

Peter McMillan

Director

Charles A. Parker

Director

Victoria B. Rogers

Director

Marc I. Stern

Director

Andrew Tarica

Director

OFFICERS

David S. DeVito

President and Chief Executive Officer

Meredith S. Jackson

Senior Vice President,

General Counsel and Secretary

Richard M. Villa

Treasurer and Principal Financial and Accounting Officer

Jeffrey A. Engelsman

Chief Compliance Officer and Anti-Money Laundering Officer

Patrick W. Dennis

Vice President and Assistant Secretary

Lisa Eisen

Tax Officer

George N. Winn

Assistant Treasurer

TCW FAMILY OF FUNDS

EQUITY FUNDS

TCW Artificial Intelligence Equity Fund

TCW Global Real Estate Fund

TCW New America Premier Equities Fund

TCW Relative Value Dividend Appreciation Fund

TCW Relative Value Large Cap Fund

TCW Relative Value Mid Cap Fund

TCW Select Equities Fund

ASSET ALLOCATION FUND

TCW Conservative Allocation Fund

FIXED INCOME FUNDS

TCW Core Fixed Income Fund

TCW Enhanced Commodity Strategy Fund

TCW Global Bond Fund

TCW High Yield Bond Fund

TCW Short Term Bond Fund

TCW Total Return Bond Fund

INTERNATIONAL FUNDS

TCW Developing Markets Equity Fund

TCW Emerging Markets Income Fund

TCW Emerging Markets Local Currency Income Fund

TCW Emerging Markets Multi-Asset Opportunities Fund

TCW International Small Cap Fund

FUNDarFI1018

OCTOBER 31

A N N U A L

R E P O R T

INTERNATIONAL FUNDS

TCW Developing Markets Equity Fund

TCW Emerging Markets Income Fund

TCW Emerging Markets Local Currency Income Fund

TCW Emerging Markets Multi-Asset Opportunities Fund

TCW International Small Cap Fund

TCW Funds, Inc.

The Letter to Shareholders and/or Management Discussions contained in this Annual Report are the opinions of each Fund’s portfolio managers and are not the opinions of TCW Funds, Inc. or its Board of Directors. Various matters discussed in the Letter to Shareholders and/or Management Discussions constitute forward-looking statements within the meaning of the federal securities laws. Actual results and the timing of certain events could differ materially from those projected or contemplated by these forward-looking statements due to a number of factors, including general economic conditions, overall availability of securities for investment by a Fund, the level of volatility in the securities markets and in the share price of a Fund, and other risk factors discussed in the SEC filings of TCW Funds, Inc. The data presented in the Letter to Shareholders and/or Management Discussions represents past performance and cannot be used to predict future results.

To Our Valued Shareholders

David S. DeVito President, Chief Executive Officer and Director

Dear Valued Investors,

I am pleased to present the annual report for the TCW Funds, Inc. covering the 12-month period ended October 31, 2018. I would like to express our appreciation for your continued investment in the TCW Funds as well as welcome new shareholders to our fund family. As of October 31, 2018, the TCW Funds held total net assets of approximately $15 billion.

This report contains information and portfolio management discussions of our TCW International Funds.

The International Markets

Late 2017 and early 2018 were characterized by synchronous global growth, an environment that has historically benefitted international markets. However, as the year progressed, the synchronous growth story was called into question amidst weaker-than-expected growth data in Europe and several Emerging Markets countries against stronger US growth. The weaker international growth story helped drive a stronger dollar, and that, along with tighter financial conditions, trade fears and various idiosyncratic domestic challenges put pressure on international assets.

We believe that a recovery for International Markets is centered around 1) stabilization in China and Europe and 2) a weaker dollar environment. In our view, we will start to see the impact of various Chinese stimulus measures during the first half of 2019, and are starting to see more constructive rhetoric around both Brexit and the Italian budget. In addition, we see scope for dollar strength to wane as the spread between growth in the U.S. and the rest of the world begins to narrow and the market turns its attention away from cyclical factors and starts to focus more on structural issues.

As such, we are starting to see interesting opportunities within international markets, particularly within Emerging Markets, given the extent of the repricing in 2018. In particular, Emerging Markets debt remains cheap relative to developed markets debt, but is also moderately cheap relative to its own history, one of very few asset classes about which this can be said.

Trade tensions and a broader slowdown in global growth remain risks that we are monitoring closely. As such, differentiating between credits will remain critical to alpha generation.

TCW Emerging Markets Income Fund Receives 2018 Thomson Reuters Lipper Fund Award

On February 28, 2018, the TCW Emerging Markets Income Fund (TGEIX) was honored in the 2018 Lipper Fund Awards and named best emerging markets hard currency debt fund for the ten-year period ended 12/31/17. The Thomson Reuters Lipper Fund Awards, granted annually, highlight funds and fund companies that have excelled in delivering consistently strong risk-adjusted performance relative to their peers.

We know that you have many choices when it comes to the management of your financial assets. On behalf of everyone at TCW, I would like to thank you for making the TCW Funds part of your long-term investment plan. We truly value our relationship with you. If you have any questions or require further information, I invite you to visit our website at www.tcw.com, or call our shareholder services department at 800-386-3829.

I look forward to further correspondence with you through our semi-annual report next year.

Sincerely,

David S. DeVito

President, Chief Executive Officer and Director

1

TCW Developing Markets Equity Fund

Management Discussions

For the year ended October 31, 2018, the TCW Developing Markets Equity Fund (the “Fund”) returned negative 15.51% on both I Class and N Class shares. The Fund’s benchmark, the MSCI Emerging Markets Net Total Return Index, returned negative 12.52% over the same period.

Underperformance primarily occurred during the latter few months of the period, as a sharp growth to value rotation and an increase in trade tensions had a pronounced negative impact on the Fund’s China exposure, as well as some of the longer term structural growth holdings in the consumer, technology, media and telecom (TMT) and healthcare sectors. Our commodities exposure in Asia also underperformed on the back of fears of a China slowdown. We adjusted the portfolio to add value stocks, but missed part of this rotation.

Late 2017 and early 2018 were characterized by synchronous global growth, an environment that has historically benefitted Emerging Markets (EM). However, as the year progressed, the synchronous growth story was called into question amidst weaker-than-expected growth data in Europe and several EM countries against stronger US growth. The weaker international growth story helped drive a stronger dollar, and that, along with tighter financial conditions, trade fears and various EM domestic challenges put significant pressure on EM equities.

Looking ahead, the overall EM outlook appears to be less uniform than before with some large EM economies slowing into 2019 (e.g., China, Turkey and Argentina), others accelerating (e.g., Brazil and South Africa), and many looking to be relatively unchanged (e.g., India, Indonesia, and Russia). That will present differentiated opportunities, in our view.

We believe that a recovery for EM equities is centered around 1) stabilization in China and 2) a weaker dollar environment. While we have lowered our growth forecast for 2019, and expect a continuation of trade tensions in the near-term, we do not envision a hard landing in China. In our view, we will start to see the impact of various stimulus measures during the first half of 2019 with full year growth likely to be in the 5.75-6.25% range. Consolidating our forecasts for growth in individual EM countries, we expect overall EM growth in 2019 to be comparable to 2018. This compares with our expectation that developing markets (DM) growth in 2019 will come in slightly below the 2018 level as the impact of fiscal stimulus in the US begins to fade.

In addition, we believe that dollar strength will begin to wane as the spread between growth in the U.S. and the rest of the world begins to narrow and the market turns its attention away from cyclical factors and starts to focus more on structural issues (rising U.S. current account and fiscal deficits). Given the divide in Congress, we think there will be less of a chance of additional and broader US fiscal stimulus next year, and therefore a higher probability of our base case of US growth slowing next year, and less upward pressure on US interest rates and the US dollar.

We certainly see value at current levels and believe that 2019 will present opportunities to add risk. The Fund’s forward P/E ratio is above that of the benchmark, but consistent with our bias for quality growth, has a substantially better earnings growth outlook and earnings revisions dynamic, and higher return on equity (ROE) and free cash flow yields.

We continue to focus on idiosyncratic long-term growth stories at attractive valuations, and believe differentiating between companies will continue to be key in EM. Country and security selection will be crucial to performance, driven by factors such as reform momentum, terms of trade, and the central bank reaction function. In our view, there will be significant dispersion in returns going forward, allowing for an actively managed portfolio to capture attractive returns in those securities best positioned for the current evolving environment.

2

TCW Developing Markets Equity Fund

Management Discussions (Continued)

	Annualized Return(1)
Fund Name	1 Yr Return	3 Yr Return	Inception to Date
TCW Developing Markets Equity Fund
Class I (Inception: 06/30/2015)	(15.51)%	3.42%	(1.41)%
Class N (Inception: 06/30/2015)	(15.51)%	3.42%	(1.41)%
MSCI Emerging Markets Net Total Return Index	(12.52)%	6.52%	1.85%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

3

TCW Emerging Markets Income Fund

Management Discussions

For the year ended October 31, 2018, the TCW Emerging Markets Income Fund (the “Fund”) returned negative 4.85% and negative 5.16% net on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the JP Morgan EMBI Global Diversified Index, returned negative 4.39% over the same period.

Underperformance during the period was driven by overweight positioning and security selection in Argentina. We have maintained the overweight in light of its recent International Monetary Fund (IMF) agreement as well as the Argentine administration’s various measures to reduce fiscal imbalances. On the other hand, overweight positioning and an emphasis on corporates in Brazil, as well as opportunistic local currency positions in Nigeria and Egypt, contributed to relative outperformance versus the benchmark.

Late 2017 and early 2018 were characterized by synchronous global growth, an environment that has historically benefitted emerging markets (EM). However, as the year progressed, the synchronous growth story was called into question amidst weaker-than-expected growth data in Europe and several Emerging Markets countries against stronger US growth. The weaker growth story, along with tighter financial conditions, a stronger dollar, trade fears and various EM domestic challenges put further pressure on Emerging Markets debt.

Looking ahead, the overall EM outlook appears to be less uniform than before with some large EM economies slowing into 2019 (e.g., China, Turkey and Argentina), others accelerating (e.g., Brazil and South Africa), and many looking to be relatively unchanged (e.g., India, Indonesia, and Russia). That will present differentiated opportunities, in our view.

We believe that a recovery for Emerging Markets is centered around stabilization in China. While we have lowered our growth forecast for 2019, and expect a continuation of trade tensions in the near-term, we do not envision a hard landing in China. We believe we will start to see the impact of various stimulus measures during the first half of 2019 with full year growth likely to be in the 5.75-6.25% range. Consolidating our forecasts for growth in individual EM countries, we expect overall EM growth in 2019 to be comparable to 2018. This compares with our expectation that developing markets (DM) growth in 2019 will come in slightly below the 2018 level as the impact of fiscal stimulus in the US begins to fade.

We have had a significant repricing in both the dollar-denominated and local currency markets. Emerging Markets dollar-denominated debt spreads are over 110 bps wider from the tight spreads of late January 2018. At the beginning of the year, we felt that credit spreads globally were tight, and that there was more of a relative value story between EM and DM credit. Now, it appears that not only is EM debt still cheap relative to DM debt, but EM debt is also moderately cheap relative to its own history, one of very few asset classes about which this can be said.

In addition, EM local currency debt has borne the brunt of the weakness this year, as typically a pickup in U.S. growth relative to other parts of the world tends to benefit the US dollar. We certainly see value at current levels. What prevents us from adding local currency risk in a significant way at this point is the uncertainty around U.S. trade policy and the resulting volatility — this year, EM currency volatility hit its highest level since 2001. However, we believe that US dollar strength will begin to wane as the spread between growth in the U.S. and the rest of the world begins to narrow and the market turns its attention away from cyclical factors and starts to focus more on structural issues (rising U.S. current account and fiscal deficits). Given the divide in Congress, we think there will be less of a chance of additional and broader US fiscal stimulus next year, and therefore a higher probability of our base case of US growth slowing next year, and less upward pressure on US interest rates and the US dollar.

4

TCW Emerging Markets Income Fund

Management Discussions (Continued)

Emerging Markets debt represents approximately 16% of global fixed income. Notably, throughout the year we continued to see investor interest to add exposure, taking advantage of the recent downtrade to reduce underweights to the asset class.

	Annualized Return(1)
Fund Name	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception to Date		Inception Index
TCW Emerging Markets Income Fund
Class I (Inception: 09/01/1996	(4.85)%	5.49%	3.15%	10.54%	8.94	%(2)	8.86%
Class N (Inception: 02/27/2004	(5.16)%	5.19%	2.84%	10.24%	7.29%		7.06%
JPMorgan EMBI Global Diversified Index	(4.39)%	4.33%	4.35%	9.20%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)

Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act, and therefore, was not subject to certain investment restrictions that we imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

5

TCW Emerging Markets Local Currency Income Fund

Management Discussions

For the year ended October 31, 2018, the TCW Emerging Markets Local Currency Income Fund (the “Fund”) returned negative 7.74% and negative 7.75% net on its I Class and N class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the JP Morgan GBI-EM Global Diversified Index, returned negative 6.58% over the same period.

Underperformance during the period was primarily driven by overweight positioning to emerging markets foreign exchange (EMFX) earlier in 2018. We reduced the extent of the overweight as we started to see greater signs of growth divergence between the US and international economies. Off-index positioning in Egypt, Nigeria, and Serbia, along with an early overweight in Brazil leading into market-friendly elections, helped mitigate part of the underperformance.

Late 2017 and early 2018 were characterized by synchronous global growth, an environment that has historically benefitted Emerging Markets (EM). However, as the year progressed, the synchronous growth story was called into question amidst weaker-than-expected growth data in Europe and several Emerging Markets countries against stronger US growth. The weaker international growth story helped drive a stronger dollar, and that, along with tighter financial conditions, trade fears and various EM domestic challenges put significant pressure on Emerging Markets local currency debt.

Looking ahead, the overall EM outlook appears to be less uniform than before with some large EM economies slowing into 2019 (e.g., China, Turkey and Argentina), others accelerating (e.g., Brazil and South Africa), and many looking to be relatively unchanged (e.g., India, Indonesia, and Russia). That will present differentiated opportunities, in our view.

We believe that a recovery for Emerging Markets local currency debt is centered around 1) stabilization in China and 2) a weaker US dollar environment. While we have lowered our growth forecast for 2019, and expect a continuation of trade tensions in the near-term, we do not envision a hard landing in China. We believe we will start to see the impact of various stimulus measures during the first half of 2019 with full year growth likely to be in the 5.75-6.25% range. Consolidating our forecasts for growth in individual EM countries, we expect overall EM growth in 2019 to be comparable to 2018. This compares with our expectation that developing markets growth in 2019 will come in slightly below the 2018 level as the impact of fiscal stimulus in the US begins to fade.

In addition, we believe we believe that US dollar strength will begin to wane as the spread between growth in the U.S. and the rest of the world begins to narrow and the market turns its attention away from cyclical factors and starts to focus more on structural issues (rising U.S. current account and fiscal deficits). Given the divide in Congress, we think there will be less of a chance of additional and broader US fiscal stimulus next year, and therefore a higher probability of our base case of US growth slowing next year, and less upward pressure on US interest rates and the US dollar.

We certainly see value at current levels and believe that 2019 will present opportunities to add risk. This year, we continued to see investor interest to add exposure, taking advantage of the recent downtrade to reduce underweights to the asset class.

6

TCW Emerging Markets Local Currency Income Fund

Management Discussions (Continued)

	Annualized Return(1)
Fund Name	1 Yr Return	3 Yr Return	5 Yr Return	Inception to Date
TCW Emerging Markets Local Currency Income Fund
Class I (Inception: 12/14/2010)	(7.74)%	3.07%	(2.17)%	0.12%
Class N (Inception: 12/14/2010)	(7.75)%	3.07%	(2.19)%	0.10%
JPMorgan GBI-EM Global Diversified Index	(6.58)%	2.95%	(2.59)%	(0.44)%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

7

TCW Emerging Markets Multi-Asset Opportunities Fund

Management Discussions

For the year ended October 31, 2017, the TCW Emerging Markets Multi-Asset Opportunities Fund (the “Fund”) returned negative 9.23% and negative 9.26% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s blended benchmark, 50% JP Morgan EMBI Global Diversified Index and 50% MSCI Daily Total Return Net Emerging Markets Index, returned negative 8.36% over the same period.

Underperformance was primarily driven by security selection in the equity sleeve, as a sharp growth to value rotation and an increase in trade tensions had a pronounced negative impact on the Fund’s China exposure, as well as some of the longer term structural growth holdings in the consumer, technology, media and telecommunication and healthcare sectors. We adjusted the portfolio to add value stocks, but missed part of this rotation. Security selection in the debt sleeve helped mitigate part of this underperformance, driven by an early Brazil overweight in anticipation of market-friendly elections, and an emphasis on higher quality Middle Eastern countries.

Late 2017 and early 2018 were characterized by synchronous global growth, an environment that has historically benefitted Emerging Markets (EM). However, as the year progressed, the synchronous growth story was called into question amidst weaker-than-expected growth data in Europe and several Emerging Markets countries against stronger US growth. The weaker international growth story helped drive a stronger US dollar, and that, along with tighter financial conditions, trade fears and various EM domestic challenges put significant pressure on Emerging Markets assets.

Looking ahead, the overall EM outlook appears to be less uniform than before with some large EM economies slowing into 2019 (e.g., China, Turkey and Argentina), others accelerating (e.g., Brazil and South Africa), and many looking to be relatively unchanged (e.g., India, Indonesia, and Russia). That will present differentiated opportunities, in our view.

We believe that a recovery for Emerging Markets equities is centered around 1) stabilization in China and 2) a weaker US dollar environment. While we have lowered our growth forecast for 2019, and expect a continuation of trade tensions in the near-term, we do not envision a hard landing in China. In our view, we will start to see the impact of various stimulus measures during the first half of 2019 with full year growth likely to be in the 5.75-6.25% range. Consolidating our forecasts for growth in individual EM countries, we expect overall EM growth in 2019 to be comparable to 2018. This compares with our expectation that developing markets growth in 2019 will come in slightly below the 2018 level as the impact of fiscal stimulus in the US begins to fade.

In addition, we believe that US dollar strength will begin to wane as the spread between growth in the U.S. and the rest of the world begins to narrow and the market turns its attention away from cyclical factors and starts to focus more on structural issues (rising U.S. current account and fiscal deficits). Given the divide in Congress, we think there will be less of a chance of additional and broader US fiscal stimulus next year, and therefore a higher probability of our base case of US growth slowing next year, and less upward pressure on US interest rates and the US dollar.

We are moderately underweight in equities, although we have been incrementally increasing the Fund’s exposure to equities taking advantage of the weakness in equity prices. We are neutral in debt, with the balance in cash. We certainly see value at current levels and believe that 2019 will present opportunities to add risk, with country and security selection being crucial to performance. In our view, there will be significant dispersion in returns going forward, allowing for an actively managed portfolio to capture attractive returns in those securities best positioned for the current evolving environment.

8

TCW Emerging Markets Multi-Asset Opportunities Fund

Management Discussions (Continued)

	Annualized Return(1)
Fund Name	1 Yr Return	3 Yr Return	5 Yr Return	Inception to Date
TCW Emerging Markets Multi-Asset Opportunities Fund
Class I (Inception: 06/28/2013)	(9.23)%	5.57%	1.71%	2.87%
Class N (Inception: 06/28/2013)	(9.26)%	5.59%	1.75%	2.79%
50% JPM EMBI Global Diversified Index/50% MSCI Daily Total Return Net Emerging Markets Index	(8.36)%	5.59%	2.73%	3.93%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

9

TCW International Small Cap Fund

Management Discussions

For the year ended October 31, 2018, the TCW International Small Cap Fund (the “Fund”) returned negative 8.65% and negative 8.64% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the MSCI All Country World (ex USA) Small Cap Net Index, returned negative 9.73% over the same time period.

Outperformance was primarily driven by 1) security selection in information technology, particularly in semiconductor components and IT services in Taiwan and Japan, 2) underweight positioning in the materials sector, combined with an emphasis on specialty chemicals and base metals and 3) overweight positioning and security selection in healthcare, with a focus on medical device companies, specialty pharmaceuticals, biotech and hospitals.

Late 2017 and early 2018 were characterized by synchronous global growth, an environment that has historically benefitted international markets. However, as the year progressed, the synchronous growth story was called into question amidst weaker-than-expected growth data in Europe and several Emerging Markets (EM) countries against stronger US growth. The weaker international growth story helped drive a stronger US dollar, and that, along with tighter financial conditions, trade fears and various idiosyncratic domestic challenges put pressure on International Equities.

We believe that a recovery for International Markets is centered around 1) stabilization in China and Europe and 2) a weaker US dollar environment. While we have lowered our growth forecast for 2019, and expect a continuation of trade tensions in the near-term, we do not envision a hard landing in China. We believe we will start to see the impact of various stimulus measures during the first half of 2019 with full year growth likely to be in the 5.75-6.25% range, although it may not be until 2019 before we see this filter through to earnings. As for Europe, we believe that Purchasing Managers Index (PMI) momentum will also improve, and while Brexit and the Italian budget remain overhangs, we believe there will ultimately be positive solutions.

In addition, we believe that US dollar strength will begin to wane as the spread between growth in the U.S. and the rest of the world begins to narrow and the market turns its attention away from cyclical factors and starts to focus more on structural issues (rising U.S. current account and fiscal deficits). Given the divide in Congress, we think there will be less of a chance of additional and broader US fiscal stimulus next year, and therefore a higher probability of our base case of US growth slowing next year, and less upward pressure on US interest rates and the US dollar.

In the Fund, we are overweight Developed Markets (DM) and underweight Emerging Markets. Within DM, we are neutral in Japan, as earnings continue to disappoint in the technology sector. We remain overweight in Europe, while underweight in resource economies such as Australia and Canada. Style-wise, we remain quality growth oriented, but have been reducing this in favor of more defensive value exposure. We have also increased cash levels, as well as the number of names in the portfolio for diversification purposes, given the heightened volatility. In our view, valuations are becoming increasingly attractive, although the forward earnings picture remains cloudy.

We continue to focus on idiosyncratic long-term growth stories at attractive valuations, and believe differentiating between companies will continue to be key. In our view, there will be significant dispersion in returns going forward as pairwise stock correlations are beginning to decline, allowing for an actively managed portfolio to capture attractive returns in those securities best positioned for the evolving environment.

10

TCW International Small Cap Fund

Management Discussions (Continued)

	Annualized Return(1)
Fund Name	1 Yr Return	3 Yr Return	5 Yr Return	Inception to Date
TCW International Small Cap Fund
Class I (Inception: 02/28/2011)	(8.65)%	5.51%	2.76%	1.18%
Class N (Inception: 02/28/2011)	(8.64)%	5.51%	2.74%	1.14%
MSCI All Country World (ex USA) Small Cap Net Index	(9.73)%	5.47%	3.36%	3.80%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

11

TCW Developing Markets Equity Fund

Schedule of Investments

Issues	Shares	Value
COMMON STOCK — 86.4% of Net Assets
Brazil — 8.2%
B3 S.A. — Brasil Bolsa Balcao	4,000	$28,580
Banco Bradesco S.A. (ADR)	8,300	76,111
Banco Santander Brasil S.A.	2,400	27,266
Braskem S.A. (ADR)	1,000	27,860
BRF S.A. (ADR) (1)	5,000	29,600
CCR S.A.	9,000	26,580
Petroleo Brasileiro S.A. (SP ADR)	7,100	115,375
Vale S.A.	6,300	95,130

Total Brazil
(Cost: $368,531)		426,502

China — 22.6%
58.Com, Inc. (ADR) (1)	400	26,236
Agricultural Bank of China, Ltd. — Class H	64,000	28,181
Alibaba Group Holding, Ltd. (SP ADR) (China) (1)	1,384	196,916
Angang Steel Co., Ltd. — Class H	30,000	25,663
Anhui Conch Cement Co., Ltd. — Class H	7,000	36,294
China Communications Construction Co., Ltd. — Class H	28,000	25,682
China Mobile, Ltd.	5,500	51,540
China Overseas Land & Investment, Ltd.	14,000	44,028
China Petroleum & Chemical Corp. (ADR)	500	40,330
China Railway Construction Corp., Ltd. — Class H	21,000	26,679
China Railway Group, Ltd. — Class H	30,000	26,820
Guangdong Investment, Ltd.	28,000	50,144
Guangzhou Automobile Group Co., Ltd. — Class H	12,000	12,167
Hesteel Co., Ltd. — Class A	94,900	43,297
HKT Trust & HKT, Ltd. — Class SS	38,000	52,425
Industrial & Commercial Bank of China, Ltd. — Class H	250,000	169,673
Ping An Insurance Group Co. of China, Ltd. — Class H	12,650	119,632
Postal Savings Bank of China Co., Ltd. — Class H	46,000	27,531
Tencent Holdings, Ltd.	4,400	150,790
Wuxi Biologics, Inc. (1)	3,500	25,050

Total China
(Cost: $1,059,089)		1,179,078

Colombia — 0.5% (Cost: $27,109)
Ecopetrol S.A. (ADR)	1,200	27,912

Czech Republic — 0.9% (Cost: $49,266)
Komercni banka as	1,183	44,900

Egypt — 0.6% (Cost: $35,512)
Commercial International Bank Egypt SAE	6,982	30,949

Issues	Shares	Value
India — 8.1%
Aurobindo Pharma, Ltd.	7,905	$85,246
Axis Bank, Ltd. (1)	5,610	43,945
Dr Reddy’s Laboratories, Ltd. (ADR)	1,100	37,433
Federal Bank, Ltd.	23,350	26,098
Havells India, Ltd.	3,620	31,677
ITC, Ltd.	13,495	50,921
LIC Housing Finance, Ltd.	5,279	29,268
Maruti Suzuki India, Ltd.	567	50,609
Tata Consultancy Services, Ltd.	1,517	39,696
Wipro, Ltd. (ADR)	4,900	25,333

Total India
(Cost: $426,343)		420,226

Indonesia — 3.2%
Bank Central Asia Tbk PT	40,200	62,594
Charoen Pokphand Indonesia Tbk PT	40,400	14,633
Telekomunikasi Indonesia Persero Tbk PT	244,800	62,014
United Tractors Tbk PT	12,000	26,494

Total Indonesia
(Cost: $160,638)		165,735

Jordan — 0.6% (Cost: $28,312)
Hikma Pharmaceuticals PLC	1,188	28,805

Kenya — 1.8% (Cost: $103,864)
Safari.com, Ltd.	414,100	94,935

Mexico — 1.4%
Alfa S.A.B. de C.V. — Class A	22,400	23,760
Grupo Financiero Banorte S.A.B. de C.V. — Class O	3,900	21,567
Nemak S.A.B. de C.V.	35,900	26,006

Total Mexico
(Cost: $87,112)		71,333

Poland — 1.0%
Powszechna Kasa Oszczednosci Bank Polski S.A.	2,875	29,909
Santander Bank Polska S.A.	278	24,675

Total Poland
(Cost: $61,410)		54,584

Portugal — 0.2% (Cost: $13,557)
GS Retail Co., Ltd.	380	12,003

Qatar — 1.6%
Industries Qatar QSC	820	31,549
Qatar National Bank QPSC	1,005	53,786

Total Qatar
(Cost: $81,496)		85,335

Russia — 4.8%
Evraz PLC	3,795	26,285
LUKOIL PJSC (SP ADR)	1,867	139,353

See accompanying notes to financial statements.

12

TCW Developing Markets Equity Fund

October 31, 2018

Issues	Shares	Value
Russia (Continued)
Magnitogorsk Iron & Steel Works PJSC	18,600	$13,510
Novolipetsk Steel PJSC	5,500	13,406
Sberbank of Russia	9,930	28,479
Tatneft PJSC (ADR)	410	29,110

Total Russia
(Cost: $221,282)		250,143

South Africa — 5.5%
Capitec Bank Holdings, Ltd.	920	61,748
Clicks Group, Ltd.	4,933	62,806
Exxaro Resources, Ltd.	2,615	26,721
FirstRand, Ltd.	6,145	26,814
Mr Price Group, Ltd.	3,093	48,383
Sasol, Ltd.	370	12,080
Truworths International, Ltd.	8,809	48,208

Total South Africa
(Cost: $283,183)		286,760

South Korea — 4.6%
BGF retail Co., Ltd.	75	11,095
Handsome Co., Ltd.	903	28,844
Hyundai Motor Co.	240	22,479
S-Oil Corp.	235	25,644
Samsung C&T Corp.	285	27,277
Samsung Electronics Co., Ltd.	2,675	100,141
SK Telecom Co., Ltd.	110	25,845

Total South Korea
(Cost: $250,767)		241,325

Taiwan — 15.2%
Accton Technology Corp.	28,000	77,502
Cathay Financial Holding Co., Ltd.	36,000	57,156
E.Sun Financial Holding Co., Ltd.	72,165	47,915
Eclat Textile Co., Ltd.	5,000	59,534
Formosa Chemicals & Fibre Corp.	16,000	58,065
Formosa Petrochemical Corp.	15,000	59,217
Formosa Plastics Corp.	16,000	52,321
Mega Financial Holding Co., Ltd.	31,000	26,251
President Chain Store Corp.	8,000	90,497
Shin Kong Financial Holding Co., Ltd.	45,000	14,837
Taiwan Semiconductor Manufacturing Co., Ltd.	30,000	225,221
Uni-President Enterprises Corp.	11,000	26,662

Total Taiwan
(Cost: $826,257)		795,178

Thailand — 1.9%
Charoen Pokphand Foods PCL (NVDR)	18,100	13,795
PTT Exploration & Production PCL (NVDR)	20,500	85,862

Total Thailand
(Cost: $96,895)		99,657

Issues	Shares	Value
United Arab Emirates — 2.5% (Cost: $50,799)
NMC Health PLC	2,856	$128,730

United Kingdom — 0.4% (Cost: $29,872)
Premier Oil PLC (1)	16,140	22,134

United States — 0.8% (Cost: $38,294)
Xilinx, Inc.	500	42,685

Total Common Stock
(Cost: $4,299,588)		4,508,909

MONEY MARKET INVESTMENTS — 12.1%
State Street Institutional U.S. Government Money Market Fund — Premier Class, 2.09% (2)	628,841	628,841

Total Money Market Investments
(Cost: $628,841)		628,841

Total Investments (98.5%)
(Cost: $4,928,429)		5,137,750
Excess of Other Assets over Liabilities (1.5%)		79,860

Total Net Assets (100.0%)		$5,217,610

Notes to the Schedule of Investments:

ADR	American Depositary Receipt. ADRs are receipts typically issued by a U.S. bank or trust company, evidencing ownership of underlying securities issued by a foreign corporation.
NVDR	Non-Voting Depositary Receipt.
OTC	Over the Counter.
PJSC	Private Joint-Stock Company.
SP ADR	Sponsored American Depositary Receipt. ADRs are receipts, typically issued by a U.S. bank or trust company, evidencing ownership of underlying securities issued by a foreign corporation. Sponsored ADRs are ADRs issued with the cooperation of the foreign corporation.
(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2018.

See accompanying notes to financial statements.

13

TCW Developing Markets Equity Fund

Investments by Industry	October 31, 2018

Industry	Percentage of Net Assets
Auto Components	0.5%
Automobiles	1.6
Banks	15.8
Capital Markets	0.6
Chemicals	2.9
Communications Equipment	1.5
Construction & Engineering	1.5
Construction Materials	0.7
Diversified Financial Services	0.5
Diversified Telecommunication Services	2.2
Electrical Equipment	0.6
Food & Staples Retailing	3.3
Food Products	1.7
Health Care Providers & Services	2.5
Industrial Conglomerates	1.6
Insurance	3.7
Interactive Media & Services	7.2
IT Services	1.3
Life Sciences Tools & Services	0.5
Metals & Mining	4.1
Oil, Gas & Consumable Fuels	11.4
Pharmaceuticals	2.9
Real Estate Management & Development	0.8
Semiconductors & Semiconductor Equipment	5.1
Specialty Retail	1.8
Technology Hardware, Storage & Peripherals	1.9
Textiles, Apparel & Luxury Goods	1.8
Thrifts & Mortgage Finance	0.6
Tobacco	1.0
Transportation Infrastructure	0.5
Water Utilities	1.0
Wireless Telecommunication Services	3.3
Money Market Investments	12.1

Total	98.5%

See accompanying notes to financial statements.

14

TCW Developing Markets Equity Fund

Fair Valuation Summary	October 31, 2018

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Auto Components	$26,006	$—	$—	$26,006
Automobiles	—	85,254	—	85,254
Banks	155,893	675,686	—	831,579
Capital Markets	28,580	—	—	28,580
Chemicals	27,860	122,467	—	150,327
Communications Equipment	—	77,502	—	77,502
Construction & Engineering	—	79,181	—	79,181
Construction Materials	—	36,294	—	36,294
Diversified Financial Services	—	26,814	—	26,814
Diversified Telecommunication Services	—	114,439	—	114,439
Electrical Equipment	—	31,677	—	31,677
Food & Staples Retailing	62,806	113,595	—	176,401
Food Products	29,600	55,091	—	84,691
Health Care Providers & Services	—	128,730	—	128,730
IT Services	25,333	39,696	—	65,029
Industrial Conglomerates	23,760	58,825	—	82,585
Insurance	—	191,625	—	191,625
Interactive Media & Services	223,151	150,790	—	373,941
Life Sciences Tools & Services	—	25,050	—	25,050
Metals & Mining	95,130	122,162	—	217,292
Oil, Gas & Consumable Fuels	352,080	246,071	—	598,151
Pharmaceuticals	37,433	114,050	—	151,483
Real Estate Management & Development	—	44,028	—	44,028
Semiconductors & Semiconductor Equipment	42,685	225,222	—	267,907
Specialty Retail	—	96,591	—	96,591
Technology Hardware, Storage & Peripherals	—	100,141	—	100,141
Textiles, Apparel & Luxury Goods	28,844	59,534	—	88,378
Thrifts & Mortgage Finance	—	29,268	—	29,268
Tobacco	—	50,921	—	50,921
Transportation Infrastructure	26,580	—	—	26,580
Water Utilities	—	50,144	—	50,144
Wireless Telecommunication Services	—	172,320	—	172,320

Total Common Stock	1,185,741	3,323,168	—	4,508,909

Money Market Investments	628,841	—	—	628,841

Total Investments	$1,814,582	$3,323,168	$—	$5,137,750

See accompanying notes to financial statements.

15

TCW Emerging Markets Income Fund

Schedule of Investments

Issues	Maturity Date	Principal Amount	Value
FIXED INCOME SECURITIES — 94.5% of Net Assets
Angola — 2.6%
Angolan Government International Bond
8.25% (1)	05/09/28	$79,114,000	$79,373,890
9.38% (1)	05/08/48	43,675,000	44,025,710

Total Angola
(Cost: $125,572,088)			123,399,600

Argentina — 6.0%
Argentine Republic Government International Bond
4.63%	01/11/23	40,750,000	34,561,094
5.63%	01/26/22	96,535,000	87,122,837
6.88%	04/22/21	65,630,000	63,021,208
6.88%	01/26/27	70,870,000	59,488,278
7.50%	04/22/26	42,530,000	37,392,376

Total Argentina
(Cost: $291,437,264)			281,585,793

Azerbaijan — 1.1%
Republic of Azerbaijan International Bond
3.50% (2)	09/01/32	11,825,000	9,729,208
Southern Gas Corridor CJSC
6.88% (2)	03/24/26	40,510,000	43,426,720

Total Azerbaijan
(Cost: $54,131,316)			53,155,928

Bahrain — 3.2%
Bahrain Government International Bond
6.75% (2)	09/20/29	64,615,000	61,949,631
7.00% (1)	10/12/28	57,680,000	56,487,178
Oil and Gas Holding Co. (The)
7.50% (1)	10/25/27	15,333,000	14,949,675
7.63% (1)	11/07/24	6,375,000	6,375,000
8.38% (1)	11/07/28	11,150,000	11,150,000

Total Bahrain
(Cost: $150,200,445)			150,911,484

Brazil — 8.4%
Aegea Finance S.a.r.l.
5.75% (1)	10/10/24	5,625,000	5,443,313
Andrade Gutierrez International S.A.
11.00% (1)	08/20/21	8,028,000	6,502,760
Banco do Brasil S.A.
6.25% (10 year U.S Treasury Constant Maturity Rate + 4.398%) (2)(3)(4)	10/29/49	18,545,000	15,996,453
9.00% (10 year U.S. Treasury Constant Maturity Rate + 6.362%) (2)(3)(4)	06/29/49	24,597,000	25,519,387

Issues	Maturity Date	Principal Amount		Value
Brazil (Continued)
Brazil Minas SPE via State of Minas Gerais
5.33% (2)	02/15/28		$23,673,000	$23,007,789
Brazil Notas do Tesouro Nacional, Series F
10.00%	01/01/23	BRL	193,500,000	53,266,966
Brazilian Government International Bond
4.63%	01/13/28		$22,150,000	20,843,150
Cemig Geracao e Transmissao S.A.
9.25% (2)	12/05/24		16,615,000	17,802,142
Light Servicos de Eletricidade SA/Light Energia SA
7.25% (1)	05/03/23		13,885,000	13,555,925
MARB BondCo PLC
6.88% (1)	01/19/25		23,290,000	21,958,394
Petrobras Global Finance BV
5.75%	02/01/29		115,692,000	107,130,792
6.85%	06/05/15		39,010,000	34,718,900
Samarco Mineracao S.A.
4.13% (2)(5)	11/01/22		21,565,000	16,173,966
5.38% (2)(5)	09/26/24		2,765,000	2,134,304
Suzano Austria GmbH
6.00% (1)	01/15/29		11,710,000	11,944,200
Vale Overseas, Ltd.
6.88%	11/21/36		17,100,000	19,071,459

Total Brazil
(Cost: $384,863,535)				395,069,900

Chile — 0.4%
C&W Senior Financing Designated Activity Co.
6.88% (1)	09/15/27		11,785,000	11,284,138
7.50% (1)	10/15/26		9,275,000	9,321,375

Total Chile
(Cost: $20,985,000)				20,605,513

China — 1.1%
China SCE Group Holdings, Ltd.
7.45% (2)	04/17/21		13,575,000	12,679,966
CIFI Holdings Group Co., Ltd.
7.75% (2)	06/05/20		13,350,000	13,231,145
Kaisa Group Holdings, Ltd.
8.50% (2)	06/30/22		19,548,000	13,843,796
New Metro Global, Ltd.
6.50% (2)	04/23/21		13,080,000	12,327,429

Total China
(Cost: $59,364,280)				52,082,336

Colombia — 3.7%
Banco GNB Sudameris S.A.
6.50% (5 year U.S. Treasury Constant Maturity Rate + 4.561%) (1)(3)	04/03/27		17,350,000	17,225,080

See accompanying notes to financial statements.

16

TCW Emerging Markets Income Fund

October 31, 2018

Issues	Maturity Date	Principal Amount	Value
Colombia (Continued)
Colombia Government International Bond
3.88%	04/25/27	$68,335,000	$65,212,090
4.50%	03/15/29	19,480,000	19,281,304
5.00%	06/15/45	17,070,000	16,233,570
Ecopetrol S.A.
5.88%	05/28/45	38,080,000	36,433,040
Gilex Holding SARL
8.50% (1)	05/02/23	9,377,000	9,552,913
Millicom International Cellular S.A.
6.63% (1)	10/15/26	11,875,000	12,053,125

Total Colombia
(Cost: $178,455,147)			175,991,122

Costa Rica — 0.5% (Cost: $23,859,349)
Autopistas del Sol S.A.
7.38% (1)	12/30/30	23,401,022	23,050,241

Dominican Republic — 3.9%
AES Andres B.V. / Dominican Power Partners / Empresa Generadora de Electricidad Itabo, S.A.
7.95% (1)	05/11/26	9,091,000	9,352,457
Dominican Republic International Bond
5.50% (2)	01/27/25	33,820,000	33,447,980
5.95% (1)	01/25/27	59,008,000	58,854,579
6.00% (1)	07/19/28	36,470,000	36,242,063
6.85% (2)	01/27/45	44,606,000	44,076,304

Total Dominican Republic
(Cost: $185,911,518)			181,973,383

Ecuador — 2.3%
Ecuador Government International Bond
7.88% (1)	01/23/28	72,348,000	61,134,060
7.95% (2)	06/20/24	51,810,000	46,888,050

Total Ecuador
(Cost: $114,287,002)			108,022,110

Egypt — 3.6%
Egypt Government International Bond
5.58% (1)	02/21/23	63,947,000	61,548,987
6.13% (1)	01/31/22	20,618,000	20,436,562
6.59% (1)	02/21/28	45,553,000	41,849,086
7.50% (1)	01/31/27	32,850,000	32,234,063
8.50% (2)	01/31/47	13,775,000	13,044,773

Total Egypt
(Cost: $172,905,178)			169,113,471

El Salvador — 1.3%
AES El Salvador Trust III
6.75% (2)	03/28/23	12,800,000	11,943,680

Issues	Maturity Date	Principal Amount	Value
El Salvador (Continued)
El Salvador Government International Bond
7.63% (2)	02/01/41	$38,725,000	$35,336,562
7.65% (2)	06/15/35	12,675,000	11,716,770

Total El Salvador
(Cost: $64,955,688)			58,997,012

Ghana — 0.4%
Ghana Government International Bond
7.88% (2)	08/07/23	10,495,000	10,746,880
8.13% (2)	01/18/26	10,110,000	10,195,935

Total Ghana
(Cost: $21,014,960)			20,942,815

India — 1.6%
Azure Power Energy, Ltd.
5.50% (1)	11/03/22	14,667,000	13,815,214
Neerg Energy, Ltd.
6.00% (1)	02/13/22	18,042,000	17,031,143
Rec, Ltd.
5.25% (6)	11/13/23	17,800,000	17,699,786
Vedanta Resources PLC
6.13% (2)	08/09/24	13,144,000	11,744,164
6.38% (1)	07/30/22	13,670,000	12,859,369

Total India
(Cost: $75,466,693)			73,149,676

Indonesia — 4.3%
Indika Energy Capital III Pte, Ltd.
5.88% (2)	11/09/24	7,119,000	6,395,087
Indonesia Government International Bond
3.50%	01/11/28	30,570,000	27,570,961
4.75% (2)	01/08/26	24,550,000	24,341,325
Minejesa Capital BV
5.63% (1)	08/10/37	47,335,000	42,068,981
Perusahaan Listrik Negara PT
6.15% (2)	05/21/48	18,480,000	18,029,088
Perusahaan Penerbit SBSN Indonesia III
4.15% (2)	03/29/27	53,315,000	50,116,100
Saka Energi Indonesia PT
4.45% (1)	05/05/24	23,930,000	22,096,172
Star Energy Geothermal Wayang Windu, Ltd.
6.75% (1)	04/24/33	14,474,675	13,051,814

Total Indonesia
(Cost: $221,107,515)			203,669,528

Iraq — 1.0% (Cost: $48,463,711)
Iraq International Bond
5.80% (2)	01/15/28	53,225,000	49,169,255

See accompanying notes to financial statements.

17

TCW Emerging Markets Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount		Value
Ivory Coast — 1.0% (Cost: $51,096,920)
Ivory Coast Government International Bond
6.13% (1)	06/15/33		$54,615,000	$47,446,781

Kazakhstan — 3.7%
Kazakhstan Temir Zholy National Co. JSC
4.85% (1)	11/17/27		38,455,000	37,926,244
KazMunayGas National Co. JSC
4.75% (1)	04/19/27		45,170,000	44,323,062
5.38% (1)	04/24/30		26,935,000	26,808,405
5.75% (1)	04/19/47		43,730,000	41,888,967
6.38% (1)	10/24/48		21,210,000	21,607,688

Total Kazakhstan
(Cost: $175,121,402)				172,554,366

Mexico — 5.3%
Axtel SAB de CV
6.38% (1)	11/14/24		21,300,000	20,475,690
Banco Mercantil del Norte S.A.
6.88% (5 year Treasury Constant Maturity Rate + 5.035%) (1)(3)(4)	12/31/99		22,400,000	22,167,040
Banco Mercantil del Norte S.A.
7.63% (10 year Treasury Constant Maturity Rate + 5.353%) (1)(3)(4)	12/31/99		21,930,000	21,546,444
Cemex SAB de CV
7.75% (2)	04/16/26		11,100,000	11,738,250
Cometa Energia SA de CV
6.38% (1)	04/24/35		11,567,640	11,218,297
Controladora Mabe SA de CV
5.60% (1)	10/23/28		9,725,000	9,469,719
Credito Real SAB de CV
9.13% (U.S Ten year Treasury Constant Maturity Rate + 7.026%) (1)(3)(4)	12/31/99		9,570,000	9,481,956
Mexico Government Bond
6.50%	06/10/21	MXN	220,000,000	10,336,556
Nemak SAB de CV
4.75% (1)	01/23/25		$11,511,000	10,978,616
Petroleos Mexicanos
5.35% (1)	02/12/28		45,625,000	40,761,375
6.50%	03/13/27		28,765,000	27,916,433
6.75%	09/21/47		49,480,000	42,617,124
Unifin Financiera S.A.B. de C.V.
7.00% (1)	01/15/25		11,270,000	10,479,973

Total Mexico
(Cost: $261,486,812)				249,187,473

Issues	Maturity Date	Principal Amount	Value
Mongolia — 1.0%
Development Bank of Mongolia LLC
7.25% (1)	10/23/23	$14,315,000	$14,012,954
Mongolia Government International Bond
5.13% (2)	12/05/22	34,073,000	32,338,684

Total Mongolia
(Cost: $46,739,381)			46,351,638

Nigeria — 1.9%
IHS Netherlands Holdco BV
9.50% (2)	10/27/21	16,185,000	16,414,827
Nigeria Government International Bond
5.63%	06/27/22	22,200,000	22,061,250
6.50% (1)	11/28/27	10,844,000	9,990,035
7.14% (1)	02/23/30	23,960,000	22,103,100
7.70% (1)	02/23/38	18,844,000	17,044,398

Total Nigeria
(Cost: $90,008,031)			87,613,610

Oman — 3.7%
Oman Government International Bond
4.13% (2)	01/17/23	15,005,000	14,404,800
5.63% (1)	01/17/28	72,425,000	69,256,406
6.75% (1)	01/17/48	78,995,000	72,304,124
Oman Sovereign Sukuk SAOC
5.93% (1)	10/31/25	19,200,000	19,200,000

Total Oman
(Cost: $179,262,956)			175,165,330

Pakistan — 0.8% (Cost: $36,029,295)
Pakistan Government International Bond
6.88% (2)	12/05/27	39,420,000	36,477,888

Panama — 1.2%
AES Panama SRL
6.00% (1)	06/25/22	27,230,000	27,807,276
Banistmo S.A.
3.65% (1)	09/19/22	9,140,000	8,674,774
Global Bank Corp.
4.50% (2)	10/20/21	18,625,000	18,496,487

Total Panama
(Cost: $54,635,495)			54,978,537

Paraguay — 1.4%
Banco Regional SAECA
8.13% (1)	01/24/19	13,350,000	13,380,304
Paraguay Government International Bond
4.70% (2)	03/27/27	21,828,000	21,306,311
5.60% (2)	03/13/48	32,542,000	31,077,610

Total Paraguay
(Cost: $67,364,120)			65,764,225

See accompanying notes to financial statements.

18

TCW Emerging Markets Income Fund

October 31, 2018

Issues	Maturity Date	Principal Amount	Value
Peru — 2.3%
Hunt Oil Co. of Peru LLC Sucursal Del Peru
6.38% (1)	06/01/28	$12,759,000	$13,014,180
Inkia Energy, Ltd.
5.88% (1)	11/09/27	13,830,000	13,155,787
Nexa Resources S.A.
5.38% (1)	05/04/27	11,925,000	11,639,993
Orazul Energy Egenor S en C por A
5.63% (1)	04/28/27	18,809,000	17,172,805
Peru LNG SRL
5.38% (1)	03/22/30	15,905,000	15,775,772
Petroleos del Peru S.A.
5.63% (1)	06/19/47	38,385,000	36,417,769

Total Peru
(Cost: $111,256,103)			107,176,306

Qatar — 2.8%
Qatar Government International Bond
3.88% (1)	04/23/23	27,850,000	27,971,844
4.50% (1)	04/23/28	51,550,000	52,709,875
5.10% (1)	04/23/48	49,875,000	50,837,587

Total Qatar
(Cost: $130,178,183)			131,519,306

Russia — 3.6%
Russian Federation Government Bond
4.25% (2)	06/23/27	51,200,000	48,580,608
4.38% (1)	03/21/29	33,800,000	32,059,300
4.75% (2)	05/27/26	64,600,000	63,870,020
5.25% (2)	06/23/47	28,800,000	26,706,240

Total Russia
(Cost: $173,674,460)			171,216,168

Saudi Arabia — 1.2%
Saudi Government International Bond
4.50% (2)	10/26/46	19,960,000	18,163,600
5.00% (1)	04/17/49	39,750,000	38,322,975

Total Saudi Arabia
(Cost: $56,993,108)			56,486,575

Senegal — 0.5% (Cost: $22,286,940)
Senegal Government International Bond
6.25% (2)	05/23/33	24,484,000	21,293,735

South Africa — 5.2%
Eskom Holdings SOC, Ltd.
8.45% (2)	08/10/28	13,350,000	12,928,140
Petra Diamonds US Treasury PLC
7.25% (2)	05/01/22	11,650,000	11,169,438
SASOL Financing USA LLC
5.88%	03/27/24	14,205,000	14,326,038
6.50%	09/27/28	16,505,000	16,663,448

Issues	Maturity Date	Principal Amount		Value
South Africa (Continued)
South Africa Government Bond
4.30%	10/12/28		$43,165,000	$36,910,391
4.67%	01/17/24		30,350,000	29,129,930
4.88%	04/14/26		55,275,000	51,336,656
5.88%	09/16/25		40,600,000	40,126,685
5.88%	06/22/30		33,850,000	31,981,480

Total South Africa
(Cost: $255,694,105)				244,572,206

Sri Lanka — 1.4%
Sri Lanka Government Bond
5.75% (1)	04/18/23		41,520,000	37,600,512
6.20% (1)	05/11/27		16,625,000	14,289,187
6.83% (1)	07/18/26		13,835,000	12,504,073

Total Sri Lanka
(Cost: $70,642,863)				64,393,772

Tanzania — 0.3% (Cost: $13,118,419)
HTA Group, Ltd.
9.13% (2)	03/08/22		12,829,000	13,149,725

Tunisia — 0.3% (Cost: $14,973,124)
Banque Centrale de Tunisie International Bond
6.75% (1)	10/31/23	EUR	13,275,000	14,834,415

Turkey — 3.5%
Petkim Petrokimya Holding AS
5.88% (1)	01/26/23		$10,600,000	9,752,000
Turkcell Iletisim Hizmetleri AS
5.80% (1)	04/11/28		18,650,000	16,197,824
Turkey Government International Bond
3.25%	03/23/23		24,000,000	20,640,000
5.75%	03/22/24		35,060,000	32,767,076
6.00%	03/25/27		47,915,000	43,512,809
6.25%	09/26/22		26,580,000	25,815,745
7.25%	12/23/23		17,000,000	16,898,850

Total Turkey
(Cost: $171,344,521)				165,584,304

Ukraine — 4.6%
Ukraine Government International Bond
0.00% (1)(7)	02/28/19		45,865,000	45,200,416
7.75% (2)	09/01/23		70,553,000	67,313,630
7.75% (2)	09/01/25		13,210,000	12,186,225
7.75% (2)	09/01/26		27,889,000	25,283,749
8.99% (1)	02/01/24		34,600,000	34,362,125
9.75% (1)	11/01/28		34,600,000	34,254,000

Total Ukraine
(Cost: $200,061,093)				218,600,145

See accompanying notes to financial statements.

19

TCW Emerging Markets Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value
United Arab Emirates — 0.7%
DP World Crescent, Ltd.
4.85% (1)	09/26/28	$23,135,000	$22,672,300
DP World, Ltd.
5.63% (1)	09/25/48	12,570,000	11,936,472

Total United Arab Emirates
(Cost: $35,510,250)			34,608,772

Uruguay — 0.9% (Cost: $43,611,607)
Uruguay Government International Bond
4.98%	04/20/55	44,605,000	41,482,650

Venezuela — 0.8%
Venezuela Government International Bond
8.25% (2)(5)	10/13/24	58,079,200	14,955,394
9.25% (5)	09/15/27	45,685,000	11,763,888
9.25% (2)(5)	05/07/28	49,048,000	12,507,240

Total Venezuela
(Cost: $50,667,114)			39,226,522

Zambia — 1.0%
First Quantum Minerals, Ltd.
6.88% (1)	03/01/26	14,150,000	12,257,437
7.50% (1)	04/01/25	18,556,000	16,730,090

Issues	Maturity Date	Principal Amount	Value
Zambia (Continued)
Zambia Government International Bond
8.50% (2)	04/14/24	$10,365,000	$7,164,806
8.97% (2)	07/30/27	16,100,000	11,019,162

Total Zambia
(Cost: $61,219,709)			47,171,495

Total Fixed Income Securities
(Cost: $4,565,956,700)			4,447,745,111

PURCHASED OPTIONS (0.0%)
(Cost: $1,090,050) (8)			73

		Shares
MONEY MARKET INVESTMENTS — 6.5%
State Street Institutional U.S. Government Money Market Fund — Premier Class, 2.09% (9)		306,647,859	306,647,859

Total Money Market Investments
(Cost: $306,647,859)			306,647,859

Total Investments (101.0%)
(Cost: $4,873,694,609)			4,754,393,043
Liabilities in Excess of Other Assets (-1.0%)			(46,277,113)

Total Net Assets (100.0%)			$4,708,115,930

Purchased Options — OTC

Description	Counterparty	Exercise Price		Expiration Date	Number of Contracts	Notional Amount (000)	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation (Depreciation)
USD Put / TRY Call	Citibank N.A.	TRY	4	12/19/18	72,670	$72,670	$73	$1,090,050	$(1,089,977)

See accompanying notes to financial statements.

20

TCW Emerging Markets Income Fund

October 31, 2018

Forward Currency Exchange Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (10)
Bank of America	SAR	10,559,508	05/20/19	$2,813,693	$2,814,635	$942
BNP Paribas S.A.	BRL	186,783,800	11/07/18	49,916,567	50,272,864	356,297
Citibank N.A.	SAR	65,340,492	05/20/19	17,414,843	17,416,493	1,650
Citibank N.A.	SAR	69,663,299	04/06/20	18,493,045	18,521,524	28,479
Goldman Sachs & Co.	BRL	58,258,687	11/07/18	14,773,345	15,680,327	906,982
Standard Chartered Bank	BRL	132,741,313	11/07/18	33,721,714	35,727,328	2,005,614

				$137,133,207	$140,433,171	$3,299,964

SELL (11)
Bank of America	SAR	10,559,508	05/20/19	$2,782,479	$2,814,635	$(32,156)
Citibank N.A.	SAR	65,340,492	05/20/19	17,217,521	17,416,493	(198,972)
Citibank N.A.	SAR	69,663,299	04/06/20	18,470,000	18,521,524	(51,524)
Goldman Sachs & Co.	BRL	188,100,600	11/07/18	45,800,000	50,627,281	(4,827,281)
Standard Chartered Bank	BRL	189,683,200	11/07/18	46,400,000	51,053,238	(4,653,238)

				$130,670,000	$140,433,171	$(9,763,171)

Notes to the Schedule of Investments:

BRL -	Brazilian Real.
EUR -	Euro Currency.
MXN -	Mexican Peso.
SAR -	Saudi Riyal.
TRY -	Turkish New Lira.
USD -	U.S. Dollar.
OTC	Over the Counter.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). These securities may be resold, normally only to qualified institutional buyers. At October 31, 2018, the value of these securities amounted to $2,038,849,833 or 43.3% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(2)	Investments issued under Regulation S of the Securities Act may not be offered, sold, or delivered within the United States except under special exemptions. At October 31, 2018, the value of these securities amounted to $1,193,560,458 or 25.4% of net assets.
(3)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2018.
(4)	Perpetual Maturity.
(5)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(6)	This security is purchased on a when-issued, delayed delivery or forward commitment basis.
(7)	Security is not accruing interest.
(8)	See options table for description of purchased options.
(9)	Rate disclosed is the 7-day net yield as of October 31, 2018.
(10)	Fund buys foreign currency, sells U.S. Dollar.
(11)	Fund sells foreign currency, buys U.S. Dollar.

See accompanying notes to financial statements.

21

TCW Emerging Markets Income Fund

Investments by Industry	October 31, 2018

Industry	Percentage of Net Assets
Auto Parts & Equipment	0.2%
Banks	3.6
Building Materials	0.2
Chemicals	0.9
Commercial Services	1.2
Currency Options	0.0 *
Diversified Financial Services	0.8
Electric	4.4
Energy-Alternate Sources	0.7
Engineering & Construction	0.2
Food	0.5
Foreign Government Bonds	61.8
Forest Products & Paper	0.3
Household Products/Wares	0.2
Iron & Steel	0.9
Mining	1.6
Oil & Gas	11.2
Pipelines	1.2
Real Estate	1.1
Regional (State & Province)	0.5
Telecommunications	2.1
Transportation	0.8
Water	0.1
Money Market Investments	6.5

Total	101.0%

*	Amount rounds to less than 0.1% of net assets.

See accompanying notes to financial statements.

22

TCW Emerging Markets Income Fund

Fair Valuation Summary	October 31, 2018

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Auto Parts & Equipment	$—	$10,978,616	$—	$10,978,616
Banks	—	167,393,298	—	167,393,298
Building Materials	—	11,738,250	—	11,738,250
Chemicals	—	40,741,486	—	40,741,486
Commercial Services	—	57,659,013	—	57,659,013
Diversified Financial Services	—	37,661,715	—	37,661,715
Electric	—	208,086,394	—	208,086,394
Energy-Alternate Sources	—	30,846,357	—	30,846,357
Engineering & Construction	—	12,897,847	—	12,897,847
Food	—	21,958,394	—	21,958,394
Foreign Government Bonds	—	2,907,822,146	—	2,907,822,146
Forest Products & Paper	—	11,944,200	—	11,944,200
Household Products/Wares	—	9,469,719	—	9,469,719
Iron & Steel	—	37,379,728	—	37,379,728
Mining	—	76,400,490	—	76,400,490
Oil & Gas	—	528,208,582	—	528,208,582
Pipelines	—	59,202,492	—	59,202,492
Real Estate	—	52,082,336	—	52,082,336
Regional (State & Province)	—	23,007,789	—	23,007,789
Telecommunications	—	98,896,703	—	98,896,703
Transportation	—	37,926,244	—	37,926,244
Water	—	5,443,312	—	5,443,312

Total Fixed Income Securities	—	4,447,745,111	—	4,447,745,111

Currency Options	—	73	—	73
Money Market Investments	306,647,859	—	—	306,647,859

Total Investments	306,647,859	4,447,745,184	—	4,754,393,043

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	3,299,964	—	3,299,964

Total	$306,647,859	$4,451,045,148	$—	$4,757,693,007

Liability Derivatives
Forward Currency Contracts
Foreign Currency Risk	$—	$(9,763,171)	$—	$(9,763,171)

Total	$—	$(9,763,171)	$—	$(9,763,171)

See accompanying notes to financial statements.

23

TCW Emerging Markets Local Currency Income Fund

Schedule of Investments

Issues	Maturity Date	Principal Amount		Value
FIXED INCOME SECURITIES — 86.5% of Net Assets
Argentina — 1.0%
Argentine Republic Government International Bond
6.88%	04/22/21		$725,000	$696,182
Bonos de la Nacion Argentina con Ajuste por CER
4.50%	06/21/19		$2,400,000	2,398,800

Total Argentina
(Cost: $3,080,273)				3,094,982

Brazil — 13.9%
Brazil Notas do Tesouro Nacional, Series F
10.00%	01/01/21	BRL	14,935,000	4,163,845
10.00%	01/01/23	BRL	92,850,000	25,647,033
10.00%	01/01/25	BRL	29,930,000	8,185,159
10.00%	01/01/27	BRL	19,800,000	5,334,904

Total Brazil
(Cost: $40,063,520)				43,330,941

Chile — 2.7%
Bonos de la Tesoreria de la Republica
2.00%	03/01/35	CLP	5,664,728,650	8,185,086
Bonos del Banco Central de Chile en UF
3.00%	03/01/23	CLP	274,321,000	424,257

Total Chile
(Cost: $9,347,513)				8,609,343

Colombia — 7.0%
Colombian TES (Treasury) Bond, Series B
7.00%	05/04/22	COP	17,901,900,000	5,744,843
7.50%	08/26/26	COP	25,405,000,000	8,129,770
10.00%	07/24/24	COP	22,334,700,000	8,063,800

Total Colombia
(Cost: $23,713,725)				21,938,413

Egypt — 0.2% (Cost: $815,150)
Egypt Government Bond
15.16%	10/10/22	EGP	14,500,000	736,036

Hungary — 3.3%
Hungary Government Bond
3.00%	10/27/27	HUF	2,579,000,000	8,550,225
5.50%	06/24/25	HUF	424,000,000	1,688,020

Total Hungary
(Cost: $10,958,619)				10,238,245

Indonesia — 8.2%
Indonesia Treasury Bond
6.13%	05/15/28	IDR	27,618,000,000	1,540,540
6.63%	05/15/33	IDR	48,950,000,000	2,656,389
7.00%	05/15/22	IDR	24,145,000,000	1,536,211
7.00%	05/15/27	IDR	7,500,000,000	446,325
7.50%	08/15/32	IDR	57,947,000,000	3,417,167

Issues	Maturity Date	Principal Amount		Value
Indonesia (Continued)
8.25%	05/15/29	IDR	73,961,000,000	$4,775,368
8.38%	03/15/24	IDR	48,934,000,000	3,194,672
8.38%	09/15/26	IDR	123,006,000,000	8,012,256

Total Indonesia
(Cost: $28,946,885)				25,578,928

Malaysia — 4.5%
Malaysia Government Bond
3.48%	03/15/23	MYR	13,410,000	3,157,095
3.80%	08/17/23	MYR	16,928,000	4,027,201
3.90%	11/16/27	MYR	5,300,000	1,238,134
4.05%	09/30/21	MYR	7,870,000	1,900,498
4.18%	07/15/24	MYR	8,400,000	2,026,830
4.89%	06/08/38	MYR	4,300,000	1,039,604
4.92%	07/06/48	MYR	3,000,000	714,216

Total Malaysia
(Cost: $14,175,637)				14,103,578

Mexico — 10.0%
Mexico Government Bond
6.50%	06/10/21	MXN	74,700,000	3,509,731
Mexico Government Bond (BONOS)
5.75%	03/05/26	MXN	102,950,000	4,284,847
6.50%	06/09/22	MXN	153,200,000	7,089,594
8.00%	12/07/23	MXN	149,900,000	7,226,304
10.00%	12/05/24	MXN	150,495,000	7,917,281
Petroleos Mexicanos
7.19% (1)	09/12/24	MXN	22,240,000	914,046
7.65% (1)	11/24/21	MXN	3,700,000	169,902

Total Mexico
(Cost: $34,292,713)				31,111,705

Peru — 2.8%
Peruvian Government International Bond
6.15% (2)	08/12/32	PEN	8,950,000	2,655,325
6.35% (2)	08/12/28	PEN	7,050,000	2,163,061
6.95% (1)	08/12/31	PEN	12,071,000	3,835,846

Total Peru
(Cost: $8,758,369)				8,654,232

Poland — 2.6%
Poland Government Bond
2.50%	07/25/26	PLN	8,500,000	2,140,783
2.50%	07/25/27	PLN	24,075,000	5,985,832

Total Poland
(Cost: $8,440,210)				8,126,615

Romania — 4.5%
Romania Government Bond
4.25%	06/28/23	RON	24,055,000	5,749,618

See accompanying notes to financial statements.

24

TCW Emerging Markets Local Currency Income Fund

October 31, 2018

Issues	Maturity Date	Principal Amount		Value
Romania (Continued)
4.75%	02/24/25	RON	11,290,000	$2,743,791
5.85%	04/26/23	RON	22,350,000	5,706,961

Total Romania
(Cost: $15,101,125)				14,200,370

Russia — 8.2%
Russian Federal Bond — OFZ
7.00%	01/25/23	RUB	374,000,000	5,464,360
7.05%	01/19/28	RUB	176,000,000	2,445,634
7.10%	10/16/24	RUB	380,030,000	5,448,407
7.40%	12/07/22	RUB	201,500,000	2,990,010
7.60%	07/20/22	RUB	287,000,000	4,302,381
7.75%	09/16/26	RUB	331,600,000	4,855,135

Total Russia
(Cost: $26,714,330)				25,505,927

Serbia — 1.5% (Cost: $4,712,807)
Serbia Treasury Bond
5.88%	02/08/28	RSD	438,660,000	4,559,673

South Africa — 8.2%
South Africa Government Bond
8.00%	01/31/30	ZAR	75,254,200	4,472,958
8.75%	01/31/44	ZAR	135,765,000	7,932,823
8.75%	02/28/48	ZAR	126,400,000	7,369,356
8.88%	02/28/35	ZAR	31,100,000	1,899,326
10.50%	12/21/26	ZAR	53,700,000	3,866,509

Total South Africa
(Cost: $29,825,470)				25,540,972

Thailand — 4.1%
Thailand Government Bond
2.13%	12/17/26	THB	296,500,000	8,547,697
3.40%	06/17/36	THB	144,500,000	4,442,948

Total Thailand
(Cost: $13,297,495)				12,990,645

Turkey — 3.6%
Turkey Government Bond
8.50%	07/10/19	TRY	5,900,000	964,608
9.20%	09/22/21	TRY	13,760,000	1,858,974
10.60%	02/11/26	TRY	18,500,000	2,357,361
10.70%	02/17/21	TRY	26,700,000	3,802,033
11.00%	03/02/22	TRY	8,686,250	1,203,887
11.00%	02/24/27	TRY	8,500,000	1,049,739

Total Turkey
(Cost: $17,038,023)				11,236,602

Issues	Maturity Date	Principal Amount		Value
Uruguay — 0.2% (Cost: $817,412)
Uruguay Government International Bond
9.88% (1)	06/20/22	UYU	25,000,000	$750,419

Total Fixed Income Securities
(Cost: $290,099,276)				270,307,626

PURCHASED OPTIONS (0.0%)
(Cost: $168,187) (3)				57,736

		Shares
MONEY MARKET INVESTMENTS — 6.1%
State Street Institutional U.S. Government Money Market Fund — Premier Class, 2.09% (4)			19,138,149	19,138,149

Total Money Market Investments
(Cost: $19,138,149)				19,138,149

	Maturity Date	Principal Amount
SHORT TERM INVESTMENTS — 5.3%
FOREIGN GOVERNMENT BONDS — 5.3%
Argentina — 0.4% (Cost: $1,112,109)
Argentina Treasury Bill
0.00% (5)	02/28/19	ARS	40,100,000	1,169,833

Egypt — 3.9%
Egypt Treasury Bills
0.00% (5)	12/04/18	EGP	32,300,000	1,770,332
0.00% (5)	12/11/18	EGP	32,000,000	1,751,034
0.00% (5)	12/25/18	EGP	37,000,000	2,005,654
0.00% (5)	01/01/19	EGP	101,975,000	5,506,707
0.00% (5)	01/22/19	EGP	22,700,000	1,212,143

Total Egypt
(Cost: $12,247,360)				12,245,870

Nigeria — 1.0% (Cost: $3,066,153)
Nigeria Treasury Bill
0.00% (5)	01/31/19	NGN	1,150,000,000	3,072,586

Total Short Term Investments
(Cost: $16,425,622)				16,488,289

Total Investments (97.9%)
(Cost: $325,831,234)				305,991,800
Excess of Other Assets over Liabilities (2.1%)				6,425,914

Total Net Assets (100.0%)				$312,417,714

See accompanying notes to financial statements.

25

TCW Emerging Markets Local Currency Income Fund

Schedule of Investments (Continued)

Purchased Options — OTC

Description	Counterparty	Exercise Price		Expiration Date	Number of Contracts	Notional Amount (000)	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Currency Options
USD Put / TRY Call	Citibank N.A.	TRY	4	12/19/18	5,880	$5,880	$6	$88,200	$(88,194)
USD Put / ZAR Call	Goldman Sachs & Co.	ZAR	15	12/20/18	3,180	3,180	57,730	79,987	(22,257)

							$57,736	$168,187	$(110,451)

Forward Currency Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (6)
Bank of America, N.A.	IDR	29,967,348,100	12/10/18	$1,955,000	$1,961,601	$6,601
Bank of America, N.A.	THB	436,205,616	01/04/19	13,525,000	13,188,119	(336,881)
Bank of America, N.A.	ZAR	45,664,480	11/14/18	3,199,473	3,088,049	(111,424)
Barclays Bank PLC	COP	4,712,355,000	12/26/18	1,570,000	1,459,507	(110,493)
Barclays Bank PLC	CZK	328,489,875	12/20/18	15,150,000	14,411,623	(738,377)
Barclays Bank PLC	IDR	13,295,600,000	12/10/18	860,000	870,303	10,303
BNP Paribas S.A.	ARS	44,865,114	01/22/19	1,100,000	1,120,440	20,440
BNP Paribas S.A.	BRL	26,677,342	11/07/18	7,129,319	7,180,207	50,888
BNP Paribas S.A.	EUR	1,470,000	01/11/19	1,708,070	1,676,636	(31,434)
BNP Paribas S.A.	PLN	52,595,768	11/19/18	14,265,000	13,734,291	(530,709)
Goldman Sachs & Co.	BRL	4,065,907	11/07/18	1,031,040	1,094,339	63,299
Goldman Sachs & Co.	EUR	5,900,000	01/11/19	6,894,230	6,729,354	(164,876)
Standard Chartered PLC	BRL	9,264,093	11/07/18	2,353,458	2,493,431	139,973
Standard Chartered PLC	HUF	929,534,840	12/27/18	3,400,000	3,255,281	(144,719)
Standard Chartered PLC	PHP	51,778,600	11/13/18	970,000	967,345	(2,655)

				$75,110,590	$73,230,526	$(1,880,064)

SELL (7)
Bank of America, N.A.	COP	2,362,355,000	12/26/18	$737,775	$731,667	$6,108
Bank of America, N.A.	PLN	11,114,400	11/19/18	3,000,000	2,902,294	97,706
Barclays Bank PLC	BRL	25,838,192	11/07/18	6,270,000	6,954,350	(684,350)
Barclays Bank PLC	BRL	17,865,482	01/29/19	4,770,000	4,775,304	(5,304)
BNP Paribas S.A	EUR	7,370,000	01/11/19	8,783,059	8,405,991	377,068
BNP Paribas S.A.	COP	2,350,000,000	12/26/18	756,917	727,840	29,077
BNP Paribas S.A.	KRW	9,022,227,956	01/10/19	7,951,406	7,935,311	16,095
BNP Paribas S.A.	ZAR	45,664,480	11/14/18	3,200,000	3,088,049	111,951
Goldman Sachs & Co.	BRL	14,169,150	11/07/18	3,450,000	3,813,627	(363,627)

				$38,919,157	$39,334,433	$(415,276)

See accompanying notes to financial statements.

26

TCW Emerging Markets Local Currency Income Fund

October 31, 2018

Notes to the Schedule of Investments:

ARS -	Argentine Peso.
BRL -	Brazilian Real.
CLP -	Chilean Peso.
COP -	Colombian Peso.
CZK -	Czech Koruna.
EGP -	Egyptian Pound.
EUR -	Euro Currency.
HUF -	Hungarian Forint.
IDR -	Indonesian Rupiah.
KRW -	South Korean Won.
MXN -	Mexican Peso.
MYR -	Malaysian Ringgit.
NGN -	Nigeria Naira.
PEN -	Peruvian Nuevo Sol.
PHP -	Philippines Peso.
PLN -	Polish Zloty.
RON -	Romanian New Leu.
RSD -	Serbian Dinar.
RUB -	Russian Ruble.
THB -	Thai Baht.
TRY -	Turkish New Lira.
USD -	U.S. Dollar.
UYU -	Uruguayan Peso.
ZAR -	South African Rand.
(1)	Investments issued under Regulation S of the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered, sold, or delivered within the United States except under special exemptions. At October 31, 2018, the value of these securities amounted to $5,670,213 or 1.8% of net assets.
(2)	Security exempt from registration under Rule 144A of the Securities Act. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2018, the value of these securities amounted to $4,818,386 or 1.5% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(3)	See options table for description of purchased options.
(4)	Rate disclosed is the 7-day net yield as of October 31, 2018.
(5)	Security is not accruing interest.
(6)	Fund buys foreign currency, sells U.S. Dollar.
(7)	Fund sells foreign currency, buys U.S. Dollar.

See accompanying notes to financial statements.

27

TCW Emerging Markets Local Currency Income Fund

Investments by Industry	October 31, 2018

Industry	Percentage of Net Assets
Banks	0.1%
Currency Options	0.0 *
Foreign Government Bonds	86.0
Oil & Gas	0.4
Short Term Investments	5.3
Money Market Investments	6.1

Total	97.9%

*	Value rounds to less than 0.1% of net assets.

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Banks	$—	$424,257	$—	$424,257
Foreign Government Bonds	—	268,799,421	—	268,799,421
Oil & Gas	—	1,083,948	—	1,083,948

Total Fixed Income Securities	—	270,307,626	—	270,307,626

Currency Options	—	57,736	—	57,736
Money Market Investments	19,138,149	—	—	19,138,149
Short-Term Investments	—	16,488,289	—	16,488,289

Total Investments	19,138,149	286,853,651	—	305,991,800

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	929,509	—	929,509

Total	$19,138,149	$287,783,160	$—	$306,921,309

Liability Derivatives
Forward Currency Contracts
Foreign Currency Risk	$—	$(3,224,849)	$—	$(3,224,849)

Total	$—	$(3,224,849)	$—	$(3,224,849)

See accompanying notes to financial statements.

28

TCW Emerging Markets Multi-Asset Opportunities Fund

Schedule of Investments	October 31, 2018

Issues	Maturity Date	Principal Amount		Value
FIXED INCOME SECURITIES — 48.9% of Net Assets
Angola — 1.2%
Angolan Government International Bond
8.25% (1)	05/09/28		$1,025,000	$1,028,367
9.38% (1)	05/08/48		425,000	428,413

Total Angola
(Cost: $1,478,631)				1,456,780

Argentina — 3.0%
Argentine Republic Government International Bond
4.63%	01/11/23		245,000	207,791
5.63%	01/26/22		1,145,000	1,033,363
6.88%	04/22/21		1,150,000	1,104,287
6.88%	01/26/27		755,000	633,747
7.50%	04/22/26		680,000	597,856

Total Argentina
(Cost: $3,689,567)				3,577,044

Azerbaijan — 0.6%
Republic of Azerbaijan International Bond
3.50% (2)	09/01/32		325,000	267,399
Southern Gas Corridor CJSC
6.88% (2)	03/24/26		400,000	428,800

Total Azerbaijan
(Cost: $703,604)				696,199

Bahrain — 1.5%
Bahrain Government International Bond
6.75% (2)	09/20/29		600,000	575,250
7.00% (1)	10/12/28		855,000	837,319
Oil and Gas Holding Co. (The)
7.50% (1)	10/25/27		200,000	195,000
7.63% (1)	11/07/24		200,000	200,000

Total Bahrain
(Cost: $1,784,957)				1,807,569

Brazil — 4.2%
Banco do Brasil S.A.
6.25% (U.S. 10-year Treasury Constant Maturity Rate + 4.398%) (2)(3)(4)	10/29/49		200,000	172,515
9.00% (U.S. 10-year Treasury Constant Maturity Rate + 6.362%) (2)(3)(4)	06/29/49		400,000	415,000
Brazil Minas SPE via State of Minas Gerais
5.33% (2)	02/15/28		200,000	194,380
Brazil Notas do Tesouro Nacional, Series F
10.00%	01/01/23	BRL	2,430,000	668,934
Brazilian Government International Bond
4.63%	01/13/28		$300,000	282,300

Issues	Maturity Date	Principal Amount	Value
Brazil (Continued)
Cemig Geracao e Transmissao S.A.
9.25% (1)	12/05/24	$200,000	$214,290
9.25% (2)	12/05/24	200,000	214,290
Light Servicos de Eletricidade SA/Light Energia SA
7.25% (1)	05/03/23	200,000	195,260
MARB BondCo PLC
6.88% (1)	01/19/25	200,000	188,565
Petrobras Global Finance BV
5.75%	02/01/29	1,487,000	1,376,962
6.85%	12/31/99	385,000	342,650
Samarco Mineracao S.A.
4.13% (2)(5)	11/01/22	400,000	300,004
Suzano Austria GmbH
6.00% (1)	01/15/29	200,000	204,000
Vale Overseas, Ltd.
6.88%	11/21/36	200,000	223,058

Total Brazil
(Cost: $4,819,530)			4,992,208

Chile — 0.3%
C&W Senior Financing Designated Activity Co.
6.88% (1)	09/15/27	200,000	191,500
7.50% (1)	10/15/26	200,000	201,000

Total Chile
(Cost: $400,000)			392,500

China — 0.6%
China SCE Group Holdings, Ltd.
7.45% (2)	04/17/21	200,000	186,814
CIFI Holdings Group Co., Ltd.
7.75% (2)	06/05/20	200,000	198,219
Kaisa Group Holdings, Ltd.
8.50% (2)	06/30/22	200,000	141,639
New Metro Global, Ltd.
6.50% (2)	04/23/21	200,000	188,493

Total China
(Cost: $799,058)			715,165

Colombia — 2.6%
Colombia Government International Bond
3.88%	04/25/27	1,000,000	954,300
4.00%	02/26/24	1,000,000	987,750
5.00%	06/15/45	350,000	332,850
Ecopetrol S.A.
5.88%	05/28/45	460,000	440,105
Gilex Holding SARL
8.50% (1)	05/02/23	150,000	152,814
Millicom International Cellular S.A.
6.63% (1)	10/15/26	200,000	203,000

Total Colombia
(Cost: $3,122,664)			3,070,819

See accompanying notes to financial statements.

29

TCW Emerging Markets Multi-Asset Opportunities Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value
Costa Rica — 0.3% (Cost: $391,498)
Autopistas del Sol S.A.
7.38% (1)	12/30/30	$386,044	$380,257

Dominican Republic — 1.8%
AES Andres B.V. / Dominican Power Partners / Empresa Generadora de Electricidad Itabo, S.A.
7.95% (1)	05/11/26	200,000	205,752
Dominican Republic International Bond
5.50% (2)	01/27/25	255,000	252,195
5.95% (1)	01/25/27	775,000	772,985
6.00% (1)	07/19/28	350,000	347,812
6.85% (2)	01/27/45	550,000	543,469

Total Dominican Republic
(Cost: $2,165,266)			2,122,213

Ecuador — 1.2%
Ecuador Government International Bond
7.88% (1)	01/23/28	800,000	676,000
7.95% (2)	06/20/24	750,000	678,750

Total Ecuador
(Cost: $1,422,445)			1,354,750

Egypt — 1.8%
Egypt Government International Bond
5.58% (1)	02/21/23	600,000	577,500
6.13% (1)	01/31/22	275,000	272,580
6.59% (1)	02/21/28	600,000	551,214
7.50% (1)	01/31/27	570,000	559,312
8.50% (2)	01/31/47	200,000	189,398

Total Egypt
(Cost: $2,235,112)			2,150,004

El Salvador — 0.6%
AES El Salvador Trust III
6.75% (2)	03/28/23	200,000	186,620
El Salvador Government International Bond
6.38% (2)	01/18/27	50,000	45,020
7.63% (2)	02/01/41	300,000	273,750
7.65% (2)	06/15/35	250,000	231,100

Total El Salvador
(Cost: $796,667)			736,490

Ghana — 0.2% (Cost: $206,089)
Ghana Government International Bond
7.88% (2)	08/07/23	200,000	204,800

India — 0.8%
Azure Power Energy, Ltd.
5.50% (1)	11/03/22	200,000	188,385
Neerg Energy, Ltd.
6.00% (1)	02/13/22	200,000	188,794

Issues	Maturity Date	Principal Amount	Value
India (Continued)
Rec, Ltd.
5.25% (1)(6)	11/13/23	$200,000	$198,874
Vedanta Resources PLC
6.13% (2)	08/09/24	200,000	178,700
6.38% (1)	07/30/22	200,000	188,140

Total India
(Cost: $995,142)			942,893

Indonesia — 2.4%
Indonesia Government International Bond
3.38% (2)	04/15/23	200,000	191,675
3.50%	01/11/28	850,000	766,612
Minejesa Capital BV
5.63% (1)	08/10/37	600,000	533,250
Perusahaan Listrik Negara PT
6.15% (2)	05/21/48	400,000	390,240
Perusahaan Penerbit SBSN Indonesia III
4.15% (2)	03/29/27	600,000	564,000
Saka Energi Indonesia PT
4.45% (1)	05/05/24	200,000	184,673
Star Energy Geothermal Wayang Windu, Ltd.
6.75% (1)	04/24/33	196,600	177,274

Total Indonesia
(Cost: $2,984,689)			2,807,724

Iraq — 0.6% (Cost: $705,636)
Iraq International Bond
5.80% (2)	01/15/28	750,000	692,850

Ivory Coast — 0.4% (Cost: $553,109)
Ivory Coast Government International Bond
6.13% (1)	06/15/33	600,000	521,250

Kazakhstan — 1.8%
Kazakhstan Temir Zholy National Co. JSC
4.85% (1)	11/17/27	600,000	591,750
KazMunayGas National Co. JSC
4.75% (1)	04/19/27	600,000	588,750
5.38% (1)	04/24/30	200,000	199,060
5.75% (1)	04/19/47	600,000	574,740
6.38% (1)	10/24/48	200,000	203,750

Total Kazakhstan
(Cost: $2,190,628)			2,158,050

Mexico — 2.9%
Axtel SAB de CV
6.38% (1)	11/14/24	282,000	271,087
Banco Mercantil del Norte S.A.
6.88% (5 year Treasury Constant Maturity Rate + 5.035%) (1)(3)(4)	12/31/99	400,000	395,840

See accompanying notes to financial statements.

30

TCW Emerging Markets Multi-Asset Opportunities Fund

October 31, 2018

Issues	Maturity Date	Principal Amount		Value
Mexico (Continued)
Banco Mercantil del Norte S.A.
7.63% (U.S. 10-year Treasury Constant Maturity Rate + 5.353%) (1)(3)(4)	12/31/99		$400,000	$393,004
Cemex SAB de CV
7.75% (2)	04/16/26		200,000	211,500
Cometa Energia SA de CV
6.38% (1)	04/24/35		197,400	191,439
Controladora Mabe SA de CV
5.60% (1)	10/23/28		200,000	194,750
Mexico Government Bond
6.50%	06/10/21	MXN	2,800,000	131,556
Nemak SAB de CV
4.75% (1)	01/23/25		$200,000	190,750
Petroleos Mexicanos
5.35% (1)	02/12/28		398,000	355,573
6.50%	03/13/27		375,000	363,937
6.75%	09/21/47		575,000	495,247
Unifin Financiera S.A.B. de C.V.
7.00% (1)	01/15/25		200,000	185,980

Total Mexico
(Cost: $3,559,945)				3,380,663

Mongolia — 0.5%
Development Bank of Mongolia LLC
7.25% (1)	10/23/23		200,000	195,780
Mongolia Government International Bond
5.13% (2)	12/05/22		400,000	379,640

Total Mongolia
(Cost: $586,626)				575,420

Nigeria — 0.9%
IHS Netherlands Holdco BV
9.50% (2)	10/27/21		200,000	202,840
Nigeria Government International Bond
5.63%	06/27/22		515,000	511,781
7.14% (1)	02/23/30		200,000	184,500
7.70% (1)	02/23/38		200,000	180,900

Total Nigeria
(Cost: $1,097,666)				1,080,021

Oman — 1.9%
Oman Government International Bond
4.13% (2)	01/17/23		200,000	192,000
5.63% (1)	01/17/28		1,000,000	956,250
6.75% (1)	01/17/48		900,000	823,770
Oman Sovereign Sukuk SAOC
5.93% (1)	10/31/25		250,000	250,000

Total Oman
(Cost: $2,244,039)				2,222,020

Issues	Maturity Date	Principal Amount	Value
Pakistan — 0.5% (Cost: $552,038)
Pakistan Government International Bond
6.88% (2)	12/05/27	$600,000	$555,219

Panama — 0.5%
AES Panama SRL
6.00% (1)	06/25/22	200,000	204,240
Global Bank Corp.
4.50% (2)	10/20/21	400,000	397,240

Total Panama
(Cost: $597,275)			601,480

Paraguay — 0.8%
Paraguay Government International Bond
4.70% (2)	03/27/27	600,000	585,660
5.60% (2)	03/13/48	400,000	382,000

Total Paraguay
(Cost: $984,102)			967,660

Peru — 1.2%
Hunt Oil Co. of Peru LLC Sucursal Del Peru
6.38% (1)	06/01/28	200,000	204,000
Inkia Energy, Ltd.
5.88% (1)	11/09/27	200,000	190,250
Nexa Resources S.A.
5.38% (1)	05/04/27	200,000	195,220
Orazul Energy Egenor S en C por A
5.63% (1)	04/28/27	200,000	182,602
Peru LNG SRL
5.38% (1)	03/22/30	200,000	198,375
Petroleos del Peru S.A.
5.63% (1)	06/19/47	425,000	403,219

Total Peru
(Cost: $1,416,198)			1,373,666

Qatar — 1.5%
Qatar Government International Bond
4.50% (1)	04/23/28	1,300,000	1,329,250
5.10% (1)	04/23/48	390,000	397,527

Total Qatar (Cost: $1,704,240)			1,726,777

Russia — 1.8%
Russian Federation Government Bond
4.25% (2)	06/23/27	600,000	569,304
4.38% (1)	03/21/29	400,000	379,400
5.25% (2)	06/23/47	200,000	185,460
Russian Foreign Bond — Eurobond
4.75% (2)	05/27/26	1,000,000	988,700

Total Russia
(Cost: $2,146,904)			2,122,864

See accompanying notes to financial statements.

31

TCW Emerging Markets Multi-Asset Opportunities Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount		Value
Saudi Arabia — 0.5%
Saudi Government International Bond
4.50% (2)	10/26/46		$450,000	$409,500
5.00% (1)	04/17/49		200,000	192,820

Total Saudi Arabia
(Cost: $613,575)				602,320

Senegal — 0.3% (Cost: $364,430)
Senegal Government International Bond
6.25% (2)	05/23/33		400,000	347,880

South Africa — 2.5%
Eskom Holdings SOC, Ltd.
8.45% (2)	08/10/28		200,000	193,680
Petra Diamonds US Treasury PLC
7.25% (2)	05/01/22		200,000	191,750
SASOL Financing USA LLC
5.88%	03/27/24		200,000	201,704
6.50%	09/27/28		200,000	201,920
South Africa Government Bond
4.30%	10/12/28		200,000	171,020
4.67%	01/17/24		325,000	311,935
4.88%	04/14/26		800,000	743,000
5.88%	09/16/25		400,000	395,337
5.88%	06/22/30		600,000	566,880

Total South Africa
(Cost: $3,087,836)				2,977,226

Sri Lanka — 0.7%
Sri Lanka Government Bond
5.75% (1)	04/18/23		700,000	633,920
6.20% (1)	05/11/27		225,000	193,388

Total Sri Lanka
(Cost: $891,653)				827,308

Tanzania — 0.2% (Cost: $205,677)
HTA Group, Ltd.
9.13% (2)	03/08/22		200,000	205,000

Tunisia — 0.2% (Cost: $197,386)
Banque Centrale de Tunisie International Bond
6.75% (1)	10/31/23	EUR	175,000	195,557

Turkey — 2.0%
Petkim Petrokimya Holding AS
5.88% (1)	01/26/23		$200,000	184,000
Turkcell Iletisim Hizmetleri AS
5.80% (1)	04/11/28		200,000	173,703
Turkey Government International Bond
5.75%	03/22/24		600,000	560,760
6.00%	03/25/27		400,000	363,250
6.13%	10/24/28		325,000	290,585

Issues	Maturity Date	Principal Amount	Value
Turkey (Continued)
6.25%	09/26/22	$600,000	$582,749
7.25%	12/23/23	200,000	198,810

Total Turkey
(Cost: $2,399,692)			2,353,857

Ukraine — 2.3%
Ukraine Government International Bond
0.00% (1) (7)	02/28/19	560,000	551,885
7.75% (2)	09/01/23	1,125,000	1,073,347
7.75% (2)	09/01/25	175,000	161,437
7.75% (2)	09/01/26	285,000	258,377
8.99% (1)	02/01/24	325,000	322,766
9.75% (1)	11/01/28	325,000	321,750

Total Ukraine
(Cost: $2,672,801)			2,689,562

United Arab Emirates — 0.3%
DP World Crescent, Ltd.
4.85% (1)	09/26/28	200,000	196,000
DP World, Ltd.
5.63% (1)	09/25/48	200,000	189,920

Total United Arab Emirates
(Cost: $397,856)			385,920

Uruguay — 0.4% (Cost: $458,561)
Uruguay Government International Bond
4.98%	04/20/55	470,000	437,100

Venezuela — 0.4%
Venezuela Government International Bond
8.25% (2) (5)	10/13/24	557,300	143,505
9.25% (5)	09/15/27	550,000	141,625
9.25% (2) (5)	05/07/28	787,000	200,685

Total Venezuela
(Cost: $599,171)			485,815

Zambia — 0.7%
First Quantum Minerals, Ltd.
7.50% (1)	04/01/25	400,000	360,640
Zambia Government International Bond
8.50% (2)	04/14/24	200,000	138,250
8.97% (2)	07/30/27	400,000	273,768

Total Zambia
(Cost: $986,995)			772,658

Total Fixed Income Securities
(Cost: $59,208,958)			57,665,558

See accompanying notes to financial statements.

32

TCW Emerging Markets Multi-Asset Opportunities Fund

October 31, 2018

Issues	Shares	Value
COMMON STOCK — 43.5%
Argentina — 1.1%
MercadoLibre, Inc.	600	$194,700
Vale S.A. (8)	71,200	1,075,121

Total Argentina
(Cost: $1,157,915)		1,269,821

Brazil — 3.5%
B3 S.A. — Brasil Bolsa Balcao	47,100	336,528
Banco Bradesco S.A. (ADR)	96,300	883,071
Banco Santander Brasil S.A.	56,800	645,298
Braskem S.A. (ADR)	10,600	295,316
BRF S.A. (ADR) (8)	50,200	297,184
CCR S.A.	104,300	308,029
Petroleo Brasileiro S.A. (SP ADR)	81,800	1,329,250

Total Brazil
(Cost: $3,534,768)		4,094,676

China — 11.6%
58.Com, Inc. (ADR) (8)	4,900	321,391
Agricultural Bank of China, Ltd. — Class H	630,000	277,404
Alibaba Group Holding, Ltd. (SP ADR) (8)	16,662	2,370,669
Angang Steel Co., Ltd. — Class H (8)	346,000	295,980
Anhui Conch Cement Co., Ltd. — Class H	81,500	422,563
China Communications Construction Co., Ltd. — Class H	318,000	291,671
China Mobile, Ltd.	64,000	599,739
China Overseas Land & Investment, Ltd.	156,000	490,598
China Petroleum & Chemical Corp. (ADR)	5,300	427,498
China Railway Construction Corp., Ltd. — Class H	264,500	336,026
China Railway Group, Ltd. — Class H	329,000	294,127
Guangdong Investment, Ltd.	338,000	605,308
Guangzhou Automobile Group Co., Ltd. — Class H	154,000	156,137
Hesteel Co., Ltd. — Class A	1,056,100	481,837
HKT Trust & HKT, Ltd.	446,000	615,309
Industrial & Commercial Bank of China, Ltd. — Class H	2,465,000	1,672,979
Ping An Insurance Group Co. of China, Ltd. — Class H	169,150	1,599,669
Postal Savings Bank of China Co., Ltd. — Class H (1)	580,000	347,132
Tencent Holdings, Ltd.	52,312	1,792,753
Wuxi Biologics, Inc. (1) (8)	41,500	297,027

Total China
(Cost: $12,725,286)		13,695,817

Issues	Shares	Value
Colombia — 0.3% (Cost: $333,340)
Ecopetrol S.A.(ADR)	14,700	$341,922

Czech Republic — 0.4% (Cost: $536,037)
Komercni banka as	12,910	489,986

Egypt — 0.3% (Cost: $390,564)
Commercial International Bank Egypt SAE	76,606	339,569

India — 4.0%
Aurobindo Pharma, Ltd.	90,815	979,328
Axis Bank, Ltd. (8)	55,250	432,791
Dr Reddy’s Laboratories, Ltd. (ADR)	13,100	445,793
Federal Bank, Ltd.	268,345	299,928
Havells India, Ltd.	41,655	364,509
ITC, Ltd.	145,850	550,336
LIC Housing Finance, Ltd.	60,740	336,757
Maruti Suzuki India, Ltd.	6,539	583,652
Tata Consultancy Services, Ltd.	17,664	462,221
Wipro, Ltd. (ADR)	57,100	295,207

Total India
(Cost: $4,860,397)		4,750,522

Indonesia — 1.4%
Bank Central Asia Tbk PT	388,900	605,541
Charoen Pokphand Indonesia Tbk PT	433,600	157,056
Telekomunikasi Indonesia Persero Tbk PT	2,518,600	638,022
United Tractors Tbk PT	127,700	281,939

Total Indonesia
(Cost: $1,690,911)		1,682,558

Jordan — 0.3% (Cost: $326,303)
Hikma Pharmaceuticals PLC	13,697	332,103

Kenya — 0.9% (Cost: $1,068,654)
Safari.com, Ltd.	4,605,700	1,055,882

Mexico — 0.8%
Alfa S.A.B. de C.V. — Class A	250,300	265,490
Banco del Bajio SA (1)	64,300	126,562
Grupo Financiero Banorte S.A.B. de C.V.	43,900	242,771
Nemak S.A.B. de C.V. (1)	412,700	298,963

Total Mexico
(Cost: $1,137,053)		933,786

Poland — 0.5%
Powszechna Kasa Oszczednosci Bank Polski S.A.	30,365	315,897
Santander Bank Polska S.A.	3,058	271,424

Total Poland
(Cost: $660,867)		587,321

See accompanying notes to financial statements.

33

TCW Emerging Markets Multi-Asset Opportunities Fund

Schedule of Investments (Continued)

Issues	Shares	Value
Qatar — 0.8%
Industries Qatar QSC	9,785	$376,465
Qatar National Bank QPSC	11,560	618,675

Total Qatar
(Cost: $949,619)		995,140

Russia — 2.3%
Evraz PLC	44,152	305,809
Lukoil PJSC (SP ADR)	20,438	1,525,492
Magnitogorsk Iron & Steel Works PJSC	202,600	147,153
Novolipetsk Steel PJSC	59,940	146,107
Sberbank of Russia	108,170	310,231
Tatneft PJSC (ADR)	4,580	325,180

Total Russia
(Cost: $2,463,424)		2,759,972

South Africa — 2.5%
Capitec Bank Holdings, Ltd.	7,240	485,928
Clicks Group, Ltd.	56,852	723,825
Exxaro Resources, Ltd.	30,435	310,995
FirstRand, Ltd.	66,110	288,477
Mr Price Group, Ltd.	31,748	496,622
Sasol, Ltd.	4,280	139,740
Truworths International, Ltd.	90,417	494,821

Total South Africa
(Cost: $2,916,422)		2,940,408

South Korea — 2.3%
BGF retail Co., Ltd.	855	126,487
GS Retail Co., Ltd.	4,400	138,983
Handsome Co., Ltd.	8,764	279,944
Hyundai Motor Co.	2,615	244,929
S-Oil Corp.	2,625	286,446
Samsung C&T Corp.	2,795	267,503
Samsung Electronics Co., Ltd.	29,070	1,088,258
SK Telecom Co., Ltd.	1,255	294,875

Total South Korea
(Cost: $2,819,896)		2,727,425

Taiwan — 7.5%
Accton Technology Corp.	328,000	907,878
Cathay Financial Holding Co., Ltd.	427,000	677,936
E.Sun Financial Holding Co., Ltd.	794,884	527,779
Eclat Textile Co., Ltd.	56,000	666,775
Formosa Chemicals & Fibre Corp.	157,000	569,762
Formosa Petrochemical Corp.	163,000	643,488
Formosa Plastics Corp.	173,000	565,724
Mega Financial Holding Co., Ltd.	361,000	305,692
President Chain Store Corp.	76,000	859,724
Shin Kong Financial Holding Co., Ltd.	517,000	170,456

Issues	Shares	Value
Taiwan (Continued)
Taiwan Semiconductor Manufacturing Co., Ltd.	348,000	$2,612,569
Uni-President Enterprises Corp.	114,000	276,319

Total Taiwan
(Cost: $9,205,085)		8,784,102

Thailand — 1.1%
Charoen Pokphand Foods PCL (NVDR)	194,400	148,164
CP ALL PCL	131,800	267,778
PTT Exploration & Production PCL — Class N (NVDR)	221,100	926,055

Total Thailand
(Cost: $1,358,072)		1,341,997

United Arab Emirates — 1.3% (Cost: $794,755)
NMC Health PLC	32,923	1,483,960

United Kingdom — 0.2% (Cost: $333,002)
Premier Oil PLC (8)	179,930	246,751

United States — 0.4% (Cost: $475,691)
Xilinx, Inc.	6,000	512,220

Total Common Stock
(Cost: $49,738,061)		51,365,938

PURCHASED OPTIONS (0.0%)
(Cost: $8,400) (10)		1

MONEY MARKET INVESTMENTS — 7.7%
State Street Institutional U.S. Government Money Market Fund — Premier Class, 2.09% (9)	9,062,858	9,062,858

Total Money Market Investments
(Cost: $9,062,858)		9,062,858

Total Investments (100.1%)
(Cost: $118,018,277)		118,094,355
Liabilities in Excess of Other Assets (-0.1%)		(79,648)

Total Net Assets (100.0%)		$118,014,707

See accompanying notes to financial statements.

34

TCW Emerging Markets Multi-Asset Opportunities Fund

October 31, 2018

Purchased Options — OTC

Description	Counterparty	Exercise Price		Expiration Date	Number of Contracts	Notional Amount (000)	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation (Depreciation)
USD Put / TRY Call	Citibank N.A.	TRY	4	12/19/18	560	$560	$1	$8,400	$(8,399)

Forward Currency Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (11)
Bank of America	SAR	73,915	05/20/19	$19,695	$19,702	$7
BNP Paribas S.A.	BRL	2,402,815	11/07/18	642,135	646,718	4,583
Citibank N.A.	SAR	457,385	05/20/19	121,904	121,916	12
Citibank N.A.	SAR	565,755	04/06/20	150,187	150,418	231
Goldman Sachs & Co.	BRL	716,795	11/07/18	181,766	192,925	11,159
Standard Chartered Bank	BRL	1,633,205	11/07/18	414,901	439,577	24,676

				$1,530,588	$1,571,256	$40,668

SELL (12)
Bank of America	SAR	73,915	05/20/19	$19,477	$19,702	$(225)
Citibank N.A.	SAR	457,385	05/20/19	120,523	121,916	(1,393)
Citibank N.A.	SAR	565,755	04/06/20	150,000	150,418	(418)
Goldman Sachs & Co.	BRL	2,320,455	11/07/18	565,000	624,550	(59,550)
Standard Chartered Bank	BRL	2,432,360	11/07/18	595,000	654,670	(59,670)

				$1,450,000	$1,571,256	$(121,256)

See accompanying notes to financial statements.

35

TCW Emerging Markets Multi-Asset Opportunities Fund

Schedule of Investments (Continued)

Notes to the Schedule of Investments:

BRL -	Brazilian Real.
EUR -	Euro Currency.
MXN -	Mexican Peso.
SAR -	Saudi Riyal.
TRY -	Turkish New Lira.
USD -	U.S. Dollar.
ADR	American Depositary Receipt. ADRs are receipts, typically issued by a U.S. bank or trust company, evidencing ownership of underlying securities issued by a foreign corporation.
NVDR	Non-Voting Depositary Receipt.
OTC	Over the Counter.
PJSC	Private Joint-Stock Company.
SP ADR	Sponsored American Depositary Receipt. ADRs are receipts, typically issued by a U.S. bank or trust company, evidencing ownership of underlying securities issued by a foreign corporation. Sponsored ADRs are ADRs issued with the cooperation of the foreign corporation.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). These securities may be resold, normally only to qualified institutional buyers. At October 31, 2018, the value of these securities amounted to $25,961,369 or 22.0% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(2)	Investments issued under Regulation S of the Securities Act and may not be offered, sold, or delivered within the United States except under special exemptions. At October 31, 2018, the value of these securities amounted to $16,152,112 or 13.7% of net assets.
(3)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2018.
(4)	Perpetual Maturity.
(5)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(6)	This security is purchased on a when-issued, delayed delivery or forward commitment basis.
(7)	Security is not accruing interest.
(8)	Non-income producing security.
(9)	Rate disclosed is the 7-day net yield as of October 31, 2018.
(10)	See options table for description of purchased options.
(11)	Fund buys foreign currency, sells U.S. Dollar.
(12)	Fund sells foreign currency, buys U.S. Dollar.

See accompanying notes to financial statements.

36

TCW Emerging Markets Multi-Asset Opportunities Fund

Investments by Industry	October 31, 2018

Industry	Percentage of Net Assets
Agriculture	0.6%
Apparel	0.8
Auto Manufacturers	0.8
Auto Parts & Equipment	0.5
Banks	8.7
Building Materials	0.6
Chemicals	2.1
Coal	0.3
Commercial Services	0.9
Computers	0.6
Currency Options	0.0 *
Diversified Financial Services	2.0
Electric	2.6
Electrical Components & Equipment	0.3
Energy-Alternate Sources	0.4
Engineering & Construction	0.7
Food	0.8
Foreign Government Bonds	32.1
Forest Products & Paper	0.2
Healthcare-Services	1.3
Holding Companies — Diversified	0.2
Household Products/Wares	0.2
Insurance	2.1
Internet	4.0
Iron & Steel	2.5
Machinery-Construction & Mining	0.2
Mining	0.8
Oil & Gas	10.4
Pharmaceuticals	1.8
Pipelines	0.6
Real Estate	1.0
Regional (State & Province)	0.2
Retail	2.8
Semiconductors	3.5
Telecommunications	4.8
Transportation	0.5
Water	0.5
Money Market Investments	7.7

Total	100.1%

*	Amount rounds to less than 0.1% of net assets.

See accompanying notes to financial statements.

37

TCW Emerging Markets Multi-Asset Opportunities Fund

Investments by Country

Country	Percentage of Net Assets
Angola	1.2%
Argentina	4.1
Azerbaijan	0.6
Bahrain	1.5
Brazil	7.7
Chile	0.3
China	12.2
Colombia	2.9
Costa Rica	0.3
Czech Republic	0.4
Dominican Republic	1.8
Ecuador	1.2
Egypt	2.1
El Salvador	0.6
Ghana	0.2
India	4.8
Indonesia	3.8
Iraq	0.6
Ivory Coast	0.4
Jordan	0.3
Kazakhstan	1.8
Kenya	0.9
Mexico	3.7
Mongolia	0.5
Nigeria	0.9
Oman	1.9
Pakistan	0.5
Panama	0.5
Paraguay	0.8
Peru	1.2
Poland	0.5
Qatar	2.3
Russia	4.1
Saudi Arabia	0.5
Senegal	0.3
South Africa	5.0
South Korea	2.3
Sri Lanka	0.7
Taiwan	7.5
Tanzania	0.2
Thailand	1.1
Tunisia	0.2
Turkey	2.0
Ukraine	2.3
United Arab Emirates	1.6
United Kingdom	0.2
United States	8.1
Uruguay	0.4
Venezuela	0.4
Zambia	0.7

Total	100.1%

See accompanying notes to financial statements.

38

TCW Emerging Markets Multi-Asset Opportunities Fund

Fair Valuation Summary	October 31, 2018

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Auto Parts & Equipment	$—	$190,750	$—	$190,750
Banks	—	2,121,970	—	2,121,970
Building Materials	—	211,500	—	211,500
Chemicals	—	587,624	—	587,624
Commercial Services	—	766,177	—	766,177
Diversified Financial Services	—	384,854	—	384,854
Electric	—	3,079,187	—	3,079,187
Energy-Alternate Sources	—	377,179	—	377,179
Food	—	188,565	—	188,565
Foreign Government Bonds	—	38,017,223	—	38,017,223
Forest Products & Paper	—	204,000	—	204,000
Household Products/Wares	—	194,750	—	194,750
Iron & Steel	—	523,062	—	523,062
Mining	—	1,114,450	—	1,114,450
Oil & Gas	—	6,127,667	—	6,127,667
Pipelines	—	627,175	—	627,175
Real Estate	—	715,165	—	715,165
Regional (State & Province)	—	194,380	—	194,380
Telecommunications	—	1,448,130	—	1,448,130
Transportation	—	591,750	—	591,750

Total Fixed Income Securities	—	57,665,558	—	57,665,558

Common Stock
Agriculture	—	707,392	—	707,392
Apparel	279,944	666,775	—	946,719
Auto Manufacturers	—	984,717	—	984,717
Auto Parts & Equipment	298,964	—	—	298,964
Banks	2,237,271	5,930,464	—	8,167,735
Building Materials	—	422,563	—	422,563
Chemicals	295,316	1,651,691	—	1,947,007
Coal	—	310,995	—	310,995
Commercial Services	308,028	—	—	308,028
Computers	295,207	462,221	—	757,428
Diversified Financial Services	336,528	1,656,157	—	1,992,685
Electrical Components & Equipment	—	364,509	—	364,509
Engineering & Construction	—	921,824	—	921,824
Food	297,184	550,971	—	848,155
Healthcare-Services	—	1,483,960	—	1,483,960
Holding Companies — Diversified	265,490	—	—	265,490
Insurance	—	2,448,062	—	2,448,062
Internet	2,886,761	1,792,753	—	4,679,514
Iron & Steel	1,075,120	1,376,886	—	2,452,006
Machinery-Construction & Mining	—	281,940	—	281,940

See accompanying notes to financial statements.

39

TCW Emerging Markets Multi-Asset Opportunities Fund

Fair Valuation Summary (Continued)

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Oil & Gas	$3,949,342	$2,102,740	$—	$6,052,082
Pharmaceuticals	445,793	1,608,457	—	2,054,250
Real Estate	—	490,598	—	490,598
Retail	723,825	2,525,430	—	3,249,255
Semiconductors	512,220	3,700,827	—	4,213,047
Telecommunications	—	4,111,705	—	4,111,705
Water	—	605,308	—	605,308

Total Common Stock	14,206,993	37,158,945	—	51,365,938

Currency Options	—	1	—	1
Money Market Investments	9,062,858	—	—	9,062,858

Total Investments	23,269,851	94,824,504	—	118,094,355

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	40,668	—	40,668

Total	$23,269,851	$94,865,172	$—	$118,135,023

Liability Derivatives
Forward Currency Contracts
Foreign Currency Risk	$—	$(121,256)	$—	$(121,256)

Total	$—	$(121,256)	$—	$(121,256)

See accompanying notes to financial statements.

40

TCW International Small Cap Fund

Schedule of Investments	October 31, 2018

Issues	Shares	Value
COMMON STOCK — 87.7% of Net Assets
Australia — 3.3%
Altium, Ltd.	2,808	$43,812
Appen, Ltd.	5,509	41,861
Bapcor, Ltd.	11,920	57,873
Magellan Financial Group, Ltd.	2,685	50,932
Northern Star Resources, Ltd.	12,119	75,774
Sonic Healthcare, Ltd.	3,350	53,662

Total Australia
(Cost: $341,002)		323,914

Austria — 4.5%
CA Immobilien Anlagen AG	1,767	57,540
EVN AG	6,624	115,882
S IMMO AG	5,916	101,183
Telekom Austria AG (1)	9,900	73,585
UNIQA Insurance Group AG	4,536	42,378
Vienna Insurance Group AG Wiener Versicherung Gruppe	1,935	51,405

Total Austria
(Cost: $447,212)		441,973

Canada — 1.3%
Bonterra Energy Corp.	1,800	20,299
Tamarack Valley Energy, Ltd. (1)	20,700	55,957
TORC Oil & Gas, Ltd.	11,300	46,551

Total Canada
(Cost: $135,404)		122,807

China — 2.3%
Asia Cement China Holdings Corp.	85,500	73,129
China BlueChemical, Ltd. — Class H	74,000	25,375
HKBN, Ltd.	71,000	106,625
West China Cement, Ltd.	150,000	22,277

Total China
(Cost: $229,745)		227,406

Denmark — 2.0%
Royal Unibrew A/S	1,324	93,986
Topdanmark A/S	2,210	105,084

Total Denmark
(Cost: $177,990)		199,070

Finland — 0.3% (Cost: $24,511)
Kesko OYJ — Class B	425	24,830

France — 3.7%
Air France-KLM (1)	10,670	103,196
Devoteam S.A.	463	50,956
Interparfums S.A.	2,080	86,035
Kaufman & Broad S.A.	620	25,437

Issues	Shares	Value
France (Continued)
Korian S.A.	1,835	$72,325
Worldline S.A. (1)	431	22,683

Total France
(Cost: $374,267)		360,632

Germany — 5.5%
LEG Immobilien AG	485	53,034
MorphoSys AG (1)	790	73,177
Nemetschek SE	857	112,699
PATRIZIA Immobilien AG (1)	2,770	47,634
Sixt SE	427	43,422
TAG Immobilien AG	5,995	136,807
Wuestenrot & Wuerttembergische AG	1,225	24,797
XING AG	160	48,124

Total Germany
(Cost: $537,317)		539,694

India — 1.6%
Indian Energy Exchange, Ltd.	23,250	49,777
Manappuram Finance, Ltd.	26,525	28,631
Muthoot Finance, Ltd.	14,130	78,152

Total India
(Cost: $158,770)		156,560

Indonesia — 0.8%
Ace Hardware Indonesia Tbk PT	618,800	55,764
Japfa Comfeed Indonesia Tbk PT	199,800	26,723

Total Indonesia
(Cost: $89,712)		82,487

Ireland — 0.9%
C&C Group PLC	12,390	46,437
Keywords Studios PLC	2,526	44,218

Total Ireland
(Cost: $106,324)		90,655

Israel — 1.1%
Strauss Group, Ltd.	2,190	47,989
Wix.com, Ltd. (1)	600	58,410

Total Israel
(Cost: $109,562)		106,399

Italy — 2.6%
Amplifon SpA	5,185	91,881
FinecoBank Banca Fineco SpA	6,607	69,078
Hera SpA	8,717	24,066
Interpump Group SpA	1,715	49,495
Iren SpA	11,046	23,943

Total Italy
(Cost: $276,556)		258,463

See accompanying notes to financial statements.

41

TCW International Small Cap Fund

Schedule of Investments (Continued)

Issues	Shares	Value
Japan — 20.8%
77 Bank, Ltd. (The)	1,100	$22,717
AEON REIT Investment Corp.	67	73,782
Ain Holdings, Inc.	700	54,890
Ariake Japan Co., Ltd.	1,000	88,604
As One Corp.	400	28,469
ASKA Pharmaceutical Co., Ltd.	2,000	26,298
Bank of Okinawa, Ltd. (The)	700	23,342
BML, Inc.	2,000	55,105
Chugoku Bank, Ltd. (The)	2,600	23,344
Cosmos Pharmaceutical Corp.	300	61,308
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	1,800	53,182
DTS Corp.	1,600	55,579
Fuji Oil Holdings, Inc.	1,600	46,140
Hokkoku Bank, Ltd. (The)	800	29,350
Hokuhoku Financial Group, Inc.	1,800	22,296
Information Services International-Dentsu, Ltd.	2,000	68,780
Kureha Corp.	700	44,977
Kyowa Exeo Corp.	3,800	102,413
Kyushu Financial Group, Inc.	5,700	25,150
Macromill, Inc.	1,200	23,742
Mani, Inc.	1,800	82,702
Mitsubishi Logisnext Co., Ltd.	6,400	76,082
Nakanishi, Inc.	2,800	65,497
NET One Systems Co., Ltd.	2,600	54,425
Nichi-iko Pharmaceutical Co., Ltd.	1,800	24,516
Nippon Soda Co., Ltd.	1,800	46,769
OBIC Business Consultants Co., Ltd.	400	31,965
Orix JREIT, Inc.	63	96,360
Pigeon Corp.	1,800	76,112
Rakus Co., Ltd.	2,500	45,880
Sankyu, Inc.	1,200	56,551
Sanwa Holdings Corp.	2,500	29,332
Shinmaywa Industries, Ltd.	2,400	29,542
Sogo Medical Holdings Co., Ltd.	1,300	27,887
Systena Corp.	3,600	43,313
TechnoPro Holdings, Inc.	1,400	72,923
TIS, Inc.	1,000	44,659
Tokai Carbon Co., Ltd.	5,900	92,359
Tokai Tokyo Financial Holdings, Inc.	4,800	24,775
Towa Pharmaceutical Co., Ltd.	400	30,742
Welcia Holdings Co., Ltd.	1,100	56,108

Total Japan
(Cost: $1,963,561)		2,037,967

Jordan — 0.6% (Cost: $55,122)
Hikma Pharmaceuticals PLC	2,312	56,058

Netherlands — 4.5%
ASR Nederland NV	3,231	146,730
Flow Traders	2,905	92,558

Issues	Shares	Value
Netherlands (Continued)
IMCD Group NV	1,605	$108,877
Intertrust NV	2,970	47,928
InterXion Holding NV (1)	800	47,096

Total Netherlands
(Cost: $420,208)		443,189

New Zealand — 0.3% (Cost: $24,593)
Spark New Zealand, Ltd.	9,750	25,198

Norway — 1.8%
BW Offshore, Ltd. (1)	8,364	53,694
Selvaag Bolig ASA	5,540	24,869
SpareBank 1 Nord Norge	6,630	53,130
Storebrand ASA	5,500	45,845

Total Norway
(Cost: $171,641)		177,538

Portugal — 0.5%
GS Retail Co., Ltd.	740	23,375
NOS SGPS S.A.	4,340	24,351

Total Portugal
(Cost: $52,080)		47,726

Russia — 1.0% (Cost: $96,153)
Evraz PLC	14,247	98,678

South Africa — 0.6% (Cost: $56,805)
Clicks Group, Ltd.	4,720	60,094

South Korea — 0.2% (Cost: $26,541)
BGF retail Co., Ltd.	145	21,451

Spain — 1.4%
Almirall S.A.	4,600	83,372
Applus Services S.A.	3,990	54,263

Total Spain
(Cost: $120,098)		137,635

Sweden — 2.9%
Arjo AB	8,355	28,423
Hembla AB (1)	2,975	50,909
Intrum Justitia AB	3,917	100,033
Nobina AB	3,935	26,290
Oncopeptides AB (1)	4,894	78,183

Total Sweden
(Cost: $294,682)		283,838

Switzerland — 5.0%
BKW AG	1,656	105,164
Helvetia Holding AG	45	27,598
Logitech International S.A.	2,400	88,608
Siegfried Holding AG (1)	175	70,283
Sunrise Communications Group AG (1)	1,075	94,741

See accompanying notes to financial statements.

42

TCW International Small Cap Fund

October 31, 2018

Issues	Shares	Value
Switzerland (Continued)
Tecan Group AG	210	$47,432
Valiant Holding AG	460	52,007

Total Switzerland
(Cost: $498,559)		485,833

Taiwan — 1.4%
Addcn Technology Co., Ltd.	6,000	46,876
Eclat Textile Co., Ltd.	4,000	47,627
Shin Kong Financial Holding Co., Ltd.	145,000	47,807

Total Taiwan
(Cost: $160,671)		142,310

Thailand — 0.3% (Cost: $27,520)
GFPT PCL	59,800	25,867

United Arab Emirates — 1.3%
Borr Drilling, Ltd. (1)	12,271	47,701
NMC Health PLC	1,823	82,169

Total United Arab Emirates
(Cost: $98,106)		129,870

United Kingdom — 13.7%
Abcam PLC	2,825	43,290
Advanced Medical Solutions Group PLC	19,462	71,370
AVEVA Group PLC	2,355	78,747
B&M European Value Retail S.A.	21,626	115,037
Bank of Georgia Group PLC	2,305	45,928
Beazley PLC	7,439	49,931
Bellway PLC	680	24,932
Bovis Homes Group PLC	1,990	24,588
Britvic PLC	7,490	75,590
Close Brothers Group PLC	2,682	50,356
EI Group PLC (1)	25,855	54,906
EnQuest PLC (1)	120,529	41,781
Fevertree Drinks PLC	2,210	78,429
Greene King PLC	8,250	50,756
Mitchells & Butlers PLC	7,750	25,686
Morgan Advanced Materials PLC	12,272	43,278
Premier Oil PLC (1)	80,310	110,135
Redrow PLC	7,560	51,027
RPC Group PLC	2,875	28,013
Softcat PLC	9,250	76,274
SSP Group PLC	14,540	123,922
Staffline Group PLC	1,800	27,277
Vesuvius PLC	6,795	47,128

Total United Kingdom
(Cost: $1,385,304)		1,338,381

Issues	Shares	Value
United States — 1.5%
Bio-Rad Laboratories, Inc. — Class A (1)	100	$27,285
Burford Capital, Ltd.	4,577	96,984
FibroGen, Inc. (1)	500	21,435

Total United States
(Cost: $106,626)		145,704

Total Common Stock
(Cost: $8,566,642)		8,592,227

PREFERRED STOCK — 0.6%
Brazil — 0.6% (Cost: $57,734)
Banco ABC Brasil SA 0.37%	13,700	59,639

Total Preferred Stock
(Cost: $57,734)		59,639

MONEY MARKET INVESTMENTS — 10.8%
State Street Institutional U.S. Government Money Market Fund — Premier Class, 2.09% (2)	1,054,354	1,054,354

Total Money Market Investments
(Cost: $1,054,354)		1,054,354

Total Investments (99.1%)
(Cost: $9,678,730)		9,706,220
Excess of Other Assets over Liabilities (0.9%)		88,415

Total Net Assets (100.0%)		$9,794,635

Notes to Schedule of Investments:

(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2018.

See accompanying notes to financial statements.

43

TCW International Small Cap Fund

Investments by Industry	October 31, 2018

Industry	Percentage of Net Assets
Airlines	1.1%
Banks	4.2
Beverages	3.0
Biotechnology	1.4
Building Products	0.3
Capital Markets	3.6
Chemicals	2.7
Commercial Services & Supplies	1.0
Construction & Engineering	1.0
Construction Materials	0.9
Consumer Finance	1.1
Containers & Packaging	0.3
Distributors	0.6
Diversified Telecommunication Services	3.2
Electric Utilities	2.3
Energy Equipment & Services	1.0
Food & Staples Retailing	3.4
Food Products	2.5
Health Care Equipment & Supplies	2.5
Health Care Providers & Services	3.9
Hotels, Restaurants & Leisure	2.7
Household Durables	1.3
Household Products	0.8
Insurance	5.6
Interactive Media & Services	1.9
IT Services	5.8
Life Sciences Tools & Services	2.2
Machinery	2.5
Media	0.5
Metals & Mining	1.8
Multi-Utilities	0.5
Multiline Retail	1.2
Oil, Gas & Consumable Fuels	2.8
Personal Products	0.9
Pharmaceuticals	2.2
Professional Services	2.1
Real Estate	4.5
Real Estate Management & Development	1.1
Road & Rail	1.3
Software	3.6
Specialty Retail	0.5
Technology Hardware, Storage & Peripherals	0.9
Textiles, Apparel & Luxury Goods	0.5
Trading Companies & Distributors	1.1
Money Market Investments	10.8

Total	99.1%

See accompanying notes to financial statements.

44

TCW International Small Cap Fund

Fair Valuation Summary	October 31, 2018

The following is a summary of the fair valuations according to the inputs used as of October 31, 2018 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Airlines	$—	$103,196	$—	$103,196
Banks	45,928	320,413	—	366,341
Beverages	—	294,442	—	294,442
Biotechnology	21,435	121,474	—	142,909
Building Products	—	29,332	—	29,332
Capital Markets	92,557	272,824	—	365,381
Chemicals	—	262,663	—	262,663
Commercial Services & Supplies	—	100,033	—	100,033
Construction & Engineering	—	102,413	—	102,413
Construction Materials	—	95,405	—	95,405
Consumer Finance	—	106,783	—	106,783
Containers & Packaging	—	28,013	—	28,013
Distributors	—	57,874	—	57,874
Diversified Telecommunication Services	73,585	226,564	—	300,149
Electric Utilities	115,882	105,164	—	221,046
Energy Equipment & Services	—	101,394	—	101,394
Food & Staples Retailing	60,094	269,848	—	329,942
Food Products	—	235,322	—	235,322
Health Care Equipment & Supplies	71,370	176,622	—	247,992
Health Care Providers & Services	—	383,610	—	383,610
Hotels, Restaurants & Leisure	54,906	200,364	—	255,270
Household Durables	—	125,984	—	125,984
Household Products	—	76,113	—	76,113
IT Services	105,506	459,435	—	564,941
Insurance	—	541,574	—	541,574
Interactive Media & Services	—	196,183	—	196,183
Life Sciences Tools & Services	27,285	190,892	—	218,177
Machinery	43,278	202,248	—	245,526
Media	—	48,094	—	48,094
Metals & Mining	—	174,453	—	174,453
Multi-Utilities	23,943	24,066	—	48,009
Multiline Retail	—	115,037	—	115,037
Oil, Gas & Consumable Fuels	122,807	151,916	—	274,723
Personal Products	—	86,035	—	86,035
Pharmaceuticals	—	220,986	—	220,986
Professional Services	27,277	175,114	—	202,391
Real Estate Management & Development	108,449	—	—	108,449
Real Estate	—	432,487	—	432,487
Road & Rail	—	126,263	—	126,263
Software	—	356,416	—	356,416
Specialty Retail	55,764	—	—	55,764
Technology Hardware, Storage & Peripherals	88,608	—	—	88,608
Textiles, Apparel & Luxury Goods	—	47,627	—	47,627
Trading Companies & Distributors	—	108,877	—	108,877

Total Common Stock	1,138,674	7,453,553	—	8,592,227

See accompanying notes to financial statements.

45

TCW International Small Cap Fund

Fair Valuation Summary (Continued)	October 31, 2018

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Preferred Stock
Banks	$59,639	$—	$—	$59,639
Money Market Investments	1,054,354	—	—	1,054,354

Total Investments	$2,252,667	$7,453,553	$—	$9,706,220

See accompanying notes to financial statements.

46

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2018

	TCW Developing Markets Equity Fund		TCW Emerging Markets Income Fund	TCW Emerging Markets Local Currency Income Fund	TCW Emerging Markets Multi-Asset Opportunities Fund	TCW International Small Cap Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1)	$5,137		$4,754,393	$305,992	$118,094	$9,706
Foreign Currency, at Value (2)	48		— (3)	1,822	584	3
Cash	58		2,699	—	123	—
Receivable for Securities Sold	154		133,880	2,327	2,837	331
Receivable for Fund Shares Sold	—		12,814	367	401	—
Interest and Dividends Receivable	3		62,291	5,515	870	18
Foreign Tax Reclaims Receivable	—	(3)	—	—	3	7
Receivable from Investment Advisor	11		20	20	31	15
Unrealized Appreciation on Open Forward Foreign Currency Contracts	—		3,300	930	40	—
Cash Collateral Held for Brokers	—		7,190	1,860	—	—
Prepaid Expenses	17		42	33	19	10

Total Assets	5,428		4,976,629	318,866	123,002	10,090

LIABILITIES
Distributions Payable	—		12,956	—	—	—
Payable for Securities Purchased	157		214,889	2,333	4,117	194
Payable for Purchase of When-Issued Securities	—		17,700	—	199	—
Payable for Fund Shares Redeemed	—		8,337	464	286	—
Disbursements in Excess of Available Cash	—		—	—	—	25
Accrued Directors’ Fees and Expenses	11		12	12	11	11
Accrued Management Fees	4		3,221	215	104	7
Accrued Distribution Fees	—	(3)	80	12	17	1
Collateral Pledged by Forward Foreign Currency Contracts	—		390	—	—	—
Unrealized Depreciation on Open Forward Foreign Currency Contracts	—		9,763	3,225	121	—
Other Accrued Expenses	38		1,165	187	132	57

Total Liabilities	210		268,513	6,448	4,987	295

NET ASSETS	$5,218		$4,708,116	$312,418	$118,015	$9,795

NET ASSETS CONSIST OF:
Paid-in Capital	$5,549		$5,629,997	$366,463	$124,979	$11,370
Accumulated Earnings (Loss)	(331)		(921,881)	(54,045)	(6,964)	(1,575)

NET ASSETS	$5,218		$4,708,116	$312,418	$118,015	$9,795

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$3,750		$4,365,456	$264,754	$43,338	$6,598

N Class Share	$1,468		$342,660	$47,664	$74,677	$3,197

CAPITAL SHARES OUTSTANDING: (4)
I Class Share	399,274		561,843,376	32,533,653	4,169,171	685,986

N Class Share	156,292		34,251,122	5,863,834	7,212,531	332,104

NET ASSET VALUE PER SHARE: (5)
I Class Share	$9.39		$7.77	$8.14	$10.39	$9.62

N Class Share	$9.39		$10.00	$8.13	$10.35	$9.63

(1)

The identified cost for the TCW Developing Markets Equity Fund, the TCW Emerging Markets Income Fund, the TCW Emerging Markets Local Currency Income Fund, the TCW Emerging Markets Multi-Asset Opportunities Fund and the TCW International Small Cap Fund at October 31, 2018 was $4,928, $4,873,695, $325,831, $118,018 and $9,679, respectively.

(2)

The identified cost for the TCW Developing Markets Equity Fund, the TCW Emerging Markets Income Fund, the TCW Emerging Markets Local Currency Income Fund, the TCW Emerging Markets Multi-Asset Opportunities Fund and the TCW International Small Cap Fund at October 31, 2018 was $48, $0, $1,822, $584 and $3, respectively.

(3)	Amount rounds to less than $1.
(4)	The number of authorized shares, with a par value of $0.001 per share is 4,000,000,000 for each of the I Class and N Class shares.
(5)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

47

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2018

	TCW Developing Markets Equity Fund	TCW Emerging Markets Income Fund	TCW Emerging Markets Local Currency Income Fund		TCW Emerging Markets Multi-Asset Opportunities Fund		TCW International Small Cap Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends	$110 (1)	$—	$—		$1,078	(1)	$191 (1)
Interest	—	241,911 (2)	20,784	(2)	2,570	(2)	—

Total	110	241,911	20,784		3,648		191

Expenses:
Management Fees	50	29,351	2,279		1,011		86
Accounting Services Fees	1	343	14		6		2
Administration Fees	1	206	10		4		1
Transfer Agent Fees:
I Class	6	2,306	106		14		8
N Class	6	439	55		67		7
Custodian Fees	55	592	314		207		59
Professional Fees	26	104	42		50		64
Directors’ Fees and Expenses	44	44	44		44		44
Registration Fees:
I Class	18	91	24		19		18
N Class	18	43	26		23		18
Distribution Fees:
N Class	4	1,044	120		152		9
Shareholder Reporting Expense	1	15	4		4		2
Other	6	434	24		25		12

Total	236	35,012	3,062		1,626		330

Less Expenses Borne by Investment Advisor:
I Class	100	—	—		51		98
N Class	58	268	160		266		69

Net Expenses	78	34,744	2,902		1,309		163

Net Investment Income	32	207,167	17,882		2,339		28

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	225	(191,393)	(19,566	) (3)	(4,368	) (3)	375
Foreign Currency	(19)	(2,972)	(1,645)		(196)		(25)
Foreign Currency Forward Contracts	—	(3,321)	89		(50)		—
Options Written	—	1,774	155		15		—
Swap Agreements	—	(6,016)	—		(48)		—
Change in Unrealized Appreciation (Depreciation) on:
Investments	(1,201)	(203,906)	(21,167)		(10,311)		(1,340)
Foreign Currency	— (4)	198	(49)		3		— (4)
Foreign Currency Forward Contracts	—	(4,772)	(2,201)		(75)		—
Options Written	—	(11)	1		—	(4)	—
Swap Agreements	—	535	—		4		—

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	(995)	(409,884)	(44,383)		(15,026)		(990)

DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(963)	$(202,717)	$(26,501)		$(12,687)		$(962)

(1)

Net of foreign taxes withheld of $15, $157 and $23 for the TCW Developing Markets Equity Fund, the TCW Emerging Markets Multi-Asset Opportunities Fund and the TCW International Small Cap Fund, respectively.

(2)

Net of foreign taxes withheld of $1,291, $794 and $16 for the TCW Emerging Markets Income Fund, the TCW Emerging Markets Local Currency Income Fund and the TCW Emerging Markets Multi-Asset Opportunities Fund, respectively.

(3)	Net of capital gain withholding taxes of $142 and $0 for the TCW Emerging Markets Local Currency Income Fund and the TCW Emerging Markets Multi-Asset Opportunities Fund, respectively.
(4)	Amount rounds to less than $1.

See accompanying notes to financial statements.

48

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Developing Markets Equity Fund		TCW Emerging Markets Income Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$32	$40	$207,167	$219,406
Net Realized Gain (Loss) on Investments, Options Written, Swap Contracts and Foreign Currency Transactions	206	286	(201,928)	28,426
Change in Unrealized Appreciation (Depreciation) on Investments, Options Written and Foreign Currency Transactions	(1,201)	861	(207,956)	11,213

Increase (Decrease) in Net Assets Resulting from Operations	(963)	1,187	(202,717)	259,045

DISTRIBUTIONS TO SHAREHOLDERS (1)
Distributions to Shareholders	(32)	(47)	(172,717)	(176,978)

NET CAPITAL SHARE TRANSACTIONS
I Class	28	34	1,660,755	395,462
N Class	30	40	(127,753)	(35,930)

Increase in Net Assets Resulting from Net Capital Shares Transactions	58	74	1,533,002	359,532

Increase (Decrease) in Net Assets	(937)	1,214	1,157,568	441,599
NET ASSETS
Beginning of Year	6,155	4,941	3,550,548	3,108,949

End of Year	$5,218	$6,155	$4,708,116	$3,550,548

(1)

For the year ended October 31, 2017, the TCW Developing Markets Equity Fund distributed to shareholders $34 and $13 the I Class and N Class shares, respectively, from net investment income; the TCW Emerging Markets Income Fund distributed to shareholders $149,103 and $27,875 for the I Class and N Class shares, respectively, from net investment income. The Securities Exchange Commission eliminated the requirement to disclose distributions to shareholders from each component in 2018. See Note 13.

See accompanying notes to financial statements.

49

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Emerging Markets Local Currency Income Fund		TCW Emerging Markets Multi-Asset Opportunities Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$17,882	$9,446	$2,339	$1,617
Net Realized Gain (Loss) on Investments, Options Written, Swap Contracts and Foreign Currency Transactions	(20,967)	3,996	(4,647)	848
Change in Unrealized Appreciation (Depreciation) on Investments, Options Written and Foreign Currency Transactions	(23,416)	(5,753)	(10,379)	6,925

Increase (Decrease) in Net Assets Resulting from Operations	(26,501)	7,689	(12,687)	9,390

DISTRIBUTIONS TO SHAREHOLDERS (1)
Distributions to Shareholders	(6,699)	(6,855)	(2,016)	(1,409)
Return of Capital	(9,233)	—	—	—

Total Distributions	(15,932)	(6,855)	(2,016)	(1,409)

NET CAPITAL SHARE TRANSACTIONS
I Class	161,521	39,045	6,781	73
N Class	20,455	20,021	43,832	31,790

Increase in Net Assets Resulting from Net Capital Shares Transactions	181,976	59,066	50,613	31,863

Increase in Net Assets	139,543	59,900	35,910	39,844
NET ASSETS
Beginning of Year	172,875	112,975	82,105	42,261

End of Year	$312,418	$172,875	$118,015	$82,105

(1)

For the year ended October 31, 2017, the TCW Emerging Markets Local Currency Income Fund distributed to shareholders $5,678 and $1,177 for the I Class and N Class shares, respectively, from net investment income; the TCW Emerging Markets Multi-Asset Opportunities Fund distributed to shareholders $1,353 and $56 for the I Class and N Class shares, respectively, from net investment income. The Securities Exchange Commission eliminated the requirement to disclose distributions to shareholders from each component in 2018. See Note 13.

See accompanying notes to financial statements.

50

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW International Small Cap Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$28	$36
Net Realized Gain on Investments and Foreign Currency Transactions	350	1,520
Change in Unrealized Appreciation (Depreciation) on Investments	(1,340)	724

Increase (Decrease) in Net Assets Resulting from Operations	(962)	2,280

DISTRIBUTIONS TO SHAREHOLDERS (1)
Distributions to Shareholders	—	(29)

NET CAPITAL SHARE TRANSACTIONS
I Class	916	(793)
N Class	(98)	(346)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	818	(1,139)

Increase (Decrease) in Net Assets	(144)	1,112
NET ASSETS
Beginning of Year	9,939	8,827

End of Year	$9,795	$9,939

(1)

For the year ended October 31, 2017, the TCW International Small Cap Fund distributed to shareholders $18 and $11 for the I Class and N Class shares, respectively, from net investment income. The Securities Exchange Commission eliminated the requirement to disclose distributions to shareholders from each component in 2018. See Note 13.

See accompanying notes to financial statements.

51

TCW Funds, Inc.

Notes to Financial Statements

Note 1 — Organization

TCW Funds, Inc., a Maryland corporation (the “Company”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that currently offers 19 no-load mutual funds (each series, a “Fund” and collectively, the “Funds”). TCW Investment Management Company LLC (the “Advisor”) is the investment advisor to and an affiliate of the Funds and is registered under the Investment Advisers Act of 1940, as amended. Each Fund has distinct investment objectives. The following is a brief description of the investment objectives and principal investment strategies for the Funds that are covered in this report:

TCW Fund	Investment Objective
Diversified Fixed Income Fund

TCW Emerging Markets Income Fund	Seeks high total return from current income and capital appreciation by investing at least 80% of the value of its net assets in debt securities issued or guaranteed by companies, financial institutions and government entities in emerging market countries.
Non-Diversified Fixed Income Fund

TCW Emerging Markets Local Currency Income Fund	Seeks to provide high total return from current income and capital appreciation through investment in debt securities denominated in the local currencies of various emerging market countries; invests at least 80% of the value of its net assets in debt securities issued or guaranteed by companies and government entities in emerging market countries denominated in the local currencies of the issuer and in derivative instruments that provide investment exposure to such securities.
Diversified International Equity Fund

TCW International Small Cap Fund	Seeks long-term capital appreciation by investing at least 80% of its net assets in equity securities of small capitalization companies that are domiciled outside the United States or whose primary business operations are outside the United States.
Non-Diversified International Equity Fund

TCW Developing Markets Equity Fund	Seeks long-term capital appreciation by investing at least 80% of the value of its net assets in equity securities issued by companies and financial institutions domiciled or with primary business operations in, or with the majority of their net assets in or revenues or net income deriving from, developing market countries.
Diversified Balanced Fund

TCW Emerging Markets Multi-Asset Opportunities Fund	Seeks current income and long term capital appreciation by investing at least 80% of the value of its net assets in debt and equity securities issued or guaranteed by companies, financial institutions and government entities in emerging market countries.

52

TCW Funds, Inc.

October 31, 2018

Note 1 — Organization (Continued)

All Funds offer two classes of shares: I Class and N Class. The two classes of a Fund are substantially the same except that the N Class shares are subject to a distribution fee (see Note 6).

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and which are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services—Investment Companies.

Principles of Accounting:    The Funds use the accrual method of accounting for financial reporting purposes.

Net Asset Value:    The net asset value (“NAV”) per share of each class of a Fund is determined by dividing the Fund’s net assets attributable to each class by the number of shares issued and outstanding of that class on each day the New York Stock Exchange (“NYSE”) is open for trading.

Security Valuations:    Securities listed or traded on the NYSE and other stock exchanges are valued at the latest sale price on that exchange. Securities traded on the NASDAQ stock market (“NASDAQ”) are valued using official closing prices as reported by NASDAQ. All other securities traded over-the-counter (“OTC”) for which market quotations are readily available, including short-term securities, are valued with prices furnished by independent pricing services or by broker dealers.

The Company has adopted, after the approval by the Company’s Board of Directors (the “Board” and each member thereof a “Director”), a fair valuation methodology for foreign equity securities (exclusive of certain Latin American and Canadian equity securities). This methodology is designed to address the effect of movements in the U.S. market on the securities traded on foreign exchanges that have been closed for a period of time due to time zones differences. The utilization of the fair value model may result in the adjustment of prices taking into account fluctuations in the U.S. market. The fair value model is utilized each trading day and not dependent on certain thresholds or triggers.

Securities for which market quotations are not readily available, including in circumstances under which it is determined by the Advisor that prices received are not reflective of their market values, are valued by the Advisor’s Pricing Committee in accordance with the guidelines established by the Board’s Valuation Committee and under the general oversight of the Board.

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose investments in their financial statements in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements based on inputs. Inputs that go into fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions in pricing the asset or liability developed based on the best information available in the circumstances.

53

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 —	quoted prices in active markets for identical investments.
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements:    Descriptions of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Corporate bonds.    The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Equity securities.    Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized in Level 2 of the fair value hierarchy; if a discount is applied and insignificant, they are categorized in Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Certain foreign securities that are fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets are categorized in Level 2 of the fair value hierarchy.

54

TCW Funds, Inc.

October 31, 2018

Note 2 — Significant Accounting Policies (Continued)

Foreign currency contracts.    The fair value of foreign currency contracts is derived from indices, reference rates, and other inputs or a combination of these factors. To the extent that these factors can be observed, foreign currency contracts are categorized in Level 2 of the fair value hierarchy.

Money market funds.    Money market funds are open-end mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported NAV, they are categorized in Level 1 of the fair value hierarchy.

Options contracts.    Options contracts traded on exchanges are valued using market mid prices; as such, they are categorized in Level 1. Option contracts traded OTC are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-money contracts on a given strike price. To the extent that these inputs are observable and timely, the fair value of OTC option contracts would be categorized in Level 2; otherwise, the fair values would be categorized in Level 3.

Restricted securities.    Restricted securities, including illiquid Rule 144A securities, held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized in Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Short-term investments.    Short-term investments are valued using market price quotations, and are reflected in Level 2 of the fair value hierarchy.

U.S. and foreign government and agency securities.    Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. and foreign government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

The summary of the inputs used as of October 31, 2018 is listed after the Schedule of Investments for each Fund.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Fund	Transfer out of Level 1* and Transfer into Level 2	Transfer out of Level 2* and Transfer into Level 1
TCW Developing Markets Equity Fund	$183,176	$68,806
TCW Emerging Markets Multi-Asset Opportunities Fund	1,823,750	723,825
TCW International Small Cap Fund	300,150	—

*	The Funds recognized transfers between the Levels as of the beginning of the period.

The Funds held no investments or other financial instruments at October 31, 2018 for which fair value was calculated using Level 3 inputs.

Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Realized gains and losses on investments are recorded on the basis of specific identification.

55

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Foreign Currency Translation:    The books and records of each Fund are maintained in U.S. dollars as follows: (1) the foreign currency denominated securities and other assets and liabilities stated in foreign currencies are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.

Foreign Taxes:    The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Derivative Instruments:    Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. A derivative contract may result in a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Funds may not be able to close out a derivative transaction at a favorable time or price.

56

TCW Funds, Inc.

October 31, 2018

Note 2 — Significant Accounting Policies (Continued)

For the year ended October 31, 2018, the following Funds had derivatives and transactions in derivatives, grouped in the following risk categories (amounts in thousands except Notional Amounts or Number of Contracts):

TCW Emerging Markets Income Fund	Credit Risk	Foreign Currency Risk	Total
Statement of Asset and Liabilities
Asset Derivatives
Investments	$—	$— (1)	$— (1)
Forward Contracts	—	3,300	3,300

Total Value	$—	$3,300	$3,300

Liability Derivatives
Forward Contracts	$—	$(9,763)	$(9,763)

Total Value	$—	$(9,763)	$(9,763)

Statement of Operations:
Realized Gain (Loss)
Forward Contracts	$—	$(3,321)	$(3,321)
Investments	—	(2,063)	(2,063)
Options Written	—	1,774	1,774
Swaps Contracts	(6,016)	—	(6,016)

Total Realized Gain (Loss)	$(6,016)	$(3,610)	$(9,626)

Change in Appreciation (Depreciation)
Forward Contracts	$—	$(4,772)	$(4,772)
Investments	—	(1,192)	(1,192)
Options Written	—	(11)	(11)
Swaps Contracts	535	—	535

Total Change in Appreciation (Depreciation)	$535	$(5,975)	$(5,440)

Notional Amounts (2)
Forward Currency Contracts	$ —	$243,689,138	$243,689,138
Options Purchased	$ —	$110,172,940	$110,172,940
Options Written	$ —	$58,307,389	$58,307,389
Swaps Contracts	$281,208,750	$ —	$281,208,750

57

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

TCW Emerging Markets Local Currency Income Fund	Foreign Currency Risk	Total
Statement of Asset and Liabilities
Asset Derivatives
Investments	$58	$58
Forward Contracts	930	930

Total Value	$988	$988

Liability Derivatives
Forward Contracts	$(3,225)	$(3,225)

Total Value	$(3,225)	$(3,225)

Statement of Operations:
Realized Gain (Loss)
Forward Contracts	$89	$89
Investments	(447)	(447)
Options Written	155	155

Total Realized Gain (Loss)	$(203)	$(203)

Change in Appreciation (Depreciation)
Forward Contracts	$(2,201)	$(2,201)
Investments	(123)	(123)
Options Written	1	1

Total Change in Appreciation (Depreciation)	$(2,323)	$(2,323)

Notional Amounts (2)
Forward Currency Contracts	$115,175,423	$115,175,423
Options Purchased	$12,060,279	$12,060,279
Options Written	$9,550,286	$9,550,286

58

TCW Funds, Inc.

October 31, 2018

Note 2 — Significant Accounting Policies (Continued)

TCW Emerging Markets Multi-Asset Opportunities Fund	Credit Risk	Foreign Currency Risk	Total
Statement of Asset and Liabilities
Asset Derivatives
Investments	$—	$— (1)	$— (1)
Forward Contracts	—	40	40

Total Value	$—	$40	$40

Liability Derivatives
Forward Contracts	$—	$(121)	$(121)

Total Value	$—	$(121)	$(121)

Statement of Operations:
Realized Gain (Loss)
Forward Contracts	$—	$(50)	$(50)
Investments	—	(19)	(19)
Options Written	—	15	15
Swaps Contracts	(48)	—	(48)

Total Realized Gain (Loss)	$(48)	$(54)	$(102)

Change in Appreciation (Depreciation)
Forward Contracts	$—	$(75)	$(75)
Investments	—	(9)	(9)
Options Written	—	— (1)	— (1)
Swaps Contracts	4	—	4

Total Change in Appreciation (Depreciation)	$4	$(84)	$(80)

Notional Amounts (2)
Forward Currency Contracts	$ —	$1,872,326	$1,872,326
Options Purchased	$ —	$891,869	$891,869
Options Written	$ —	$505,625	$505,625
Swaps Contracts	$1,793,750	$ —	$1,793,750

(1)	Amount rounds to less than $1.
(2)	Amount disclosed represents average notional amounts which are representative of the volume traded for the year ended October 31, 2018.

Counterparty Credit Risk:    Derivative contracts may be exposed to counterparty risk. Losses can occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

With exchange traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into

59

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

For OTC derivatives, the Funds mitigate their counterparty risk by entering into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with each counterparty. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or fail to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements:    For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral pledged or received by a Fund.

Cash collateral that has been pledged to cover obligations of a Fund is reported separately on the Statement of Assets and Liabilities. Non-cash collateral pledged by a Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold, typically $250,000 or $500,000, before a transfer is required, which is determined at the close of each business day and the collateral is transferred on the next business day. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that Advisor believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The Funds have implemented the disclosure requirements pursuant to FASB ASU No. 2013-11, Disclosures about Offsetting Assets and Liabilities that requires disclosures to make financial statements that are prepared under GAAP more comparable to those prepared under International Financial Reporting Standards.

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Note 2 — Significant Accounting Policies (Continued)

The following table presents the Funds’ OTC derivative assets and liabilities by counterparty net of amounts available for offset under ISDA Master Agreement and net of the related collateral received by the Funds as of October 31, 2018 (in thousands):

TCW Emerging Markets Income Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)		Net Amount (1)
Bank of America	$1	$(32)	$(31)	$—		$(31)
BNP Paribas S.A.	356	—	356	(356	) (2)	—
Citibank N.A.	30	(251)	(221)	—		(221)
Goldman Sachs & Co.	907	(4,827)	(3,920)	3,920	(2)	—
Standard Chartered Bank	2,006	(4,653)	(2,647)	2,647	(2)	—

Total	$3,300	$(9,763)	$(6,463)	$6,211		$(252)

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.
(2)	Amount does not include excess collateral pledged or received.

TCW Emerging Markets Local Currency Income Fund

Counterparty	Gross Assets Subject to Master Agreements		Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount (1)
Bank of America, N.A.	$111		$(448)	$(337)	$260	$(77)
Barclays Bank PLC	10		(1,539)	(1,529)	1,300	(229)
BNP Paribas S.A.	606		(562)	44	—	44
Citibank N.A.	—	(2)	— (2)	—	—	—
Goldman Sachs & Co.	121		(529)	(408)	300	(108)
Standard Chartered PLC	140		(147)	(7)	—	(7)

Total	$988		$(3,225)	$(2,237)	$1,860	$(377)

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.
(2)	Amount rounds to less than $1.

TCW Emerging Markets Multi-Asset Opportunities Fund

Counterparty	Gross Assets Subject to Master Agreements		Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount (1)
Bank of America	$—	(2)	$— (2)	$—	$—	$—
BNP Paribas S.A.	4		—	4	—	4
Citibank N.A.	—	(2)	(2)	(2)	—	(2)
Goldman Sachs & Co.	11		(59)	(48)	—	(48)
Standard Chartered Bank	25		(60)	(35)	—	(35)

Total	$40		$(121)	$(81)	$—	$(81)

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.
(2)	Amount rounds to less than $1.

Forward Foreign Currency Contracts:    The Funds enter into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked-to market daily and the change in market value is recorded by each Fund as unrealized gains or losses in the

61

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Statement of Assets and Liabilities. When a contract is closed or delivery is taken, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Outstanding foreign currency forward contracts at October 31, 2018 are disclosed in the Schedule of Investments.

Futures Contracts:    The Funds may enter into futures contracts. A Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by a Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of a Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. There are no futures contracts outstanding at October 31, 2018.

Options:    The Funds purchase and sell put and call options on a security or an index of securities to enhance investment performance or to protect against changes in market prices. The Funds may also enter into currency options to hedge against or to take advantage of currency fluctuations.

Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These currency options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. Premiums paid for purchasing options that expired are treated as realized losses.

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Note 2 — Significant Accounting Policies (Continued)

Options purchased or sold by a Fund may be traded on a securities or options exchange. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace the expiring series, and opening transactions in existing series may be prohibited.

OTC options are options not traded on exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by a Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. During the year ended October 31, 2018, the TCW Emerging Markets Income Fund, TCW Emerging Markets Local Currency Income Fund, and TCW Emerging Markets Multi-Asset Opportunities Fund entered into options to hedge the currency exposure of the Funds.

Swap Agreements.    The Funds may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of a Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Fund’s maximum risk of loss due to counterparty default is the discounted net asset value of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.

A Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit

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TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. A Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. When a Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded as realized gains and losses, respectively. During the year ended October 31, 2018, the TCW Emerging Markets Income Fund and the TCW Emerging Markets Multi-Asset Opportunities Fund used credit default swaps to limit certain credit exposure within each Fund. The Funds had no outstanding swap agreements as of October 31, 2018.

When-Issued, Delayed-Delivery, and Forward Commitment Transactions:    The Funds may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of each Fund’s existing portfolio. In when issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase securities, with

64

TCW Funds, Inc.

October 31, 2018

Note 2 — Significant Accounting Policies (Continued)

payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and that Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the values of the subject securities will fluctuate with market conditions. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not set aside liquid assets to cover the commitment. To guard against this deemed leverage, the Fund monitors the obligations under these transactions on a daily basis and ensures that the Fund has sufficient liquid assets to cover them.

Repurchase Agreements:    The Funds may enter into repurchase agreements, under the terms of Master Repurchase Agreement (MRA). The MRA permits a Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, the Funds recognize a liability with respect to such excess collateral to reflect the Funds’ obligation under bankruptcy law to return the excess to the counterparty. The Funds had no repurchase agreements outstanding as of October 31, 2018.

Security Lending:    The Funds may lend their securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Funds can accept money market instruments or U.S. government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds earn additional income for lending their securities by investing the cash collateral in short-term investments. The Funds did not lend any securities during the year ended October 31, 2018.

Allocation of Operating Activity for Multiple Classes:    Investment income, common expenses and realized and unrealized gains and losses are allocated among the share classes of the Funds based on the relative net assets of each class. Distribution fees, which are directly attributable to a class of shares, are charged to the operations of that class. All other expenses are charged to each Fund or class as incurred on a specific identification basis. Differences in class specific fees and expenses will result in differences in net investment income, and in turn differences in dividends paid by each class.

Dividends and Distributions:    Dividends and distributions to shareholders are recorded on the ex-dividend date. The TCW Emerging Markets Income Fund and the TCW Emerging Markets Local Currency Income Fund declare and pay, or reinvest, dividends from net investment income monthly. The other International Funds declare and pay, or reinvest, dividends from net investment income annually. Capital gains realized by a fund will be distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for foreign currency

65

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

transactions, derivative transactions, market discount and premium, losses deferred due to wash sales, excise tax regulations and employing equalization in determining amounts to be distributed to Fund shareholders. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed accumulated realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following fiscal year.

Use of Estimates:    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Note 3 — Risk Considerations

Market Risk:    As the Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk:    The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk:    The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of a Fund’s investment portfolio, the greater the change in value.

Derivatives Risk:    Use of derivatives, which at times is an important part of the Funds’ investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will achieve their objective through the use of the derivatives.

Credit Risk:    The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which a Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions.

Counterparty Risk:    The Funds may be exposed to counterparty risk, the risk that an entity with which the Funds have unsettled or open transactions may not fulfill its obligations.

Foreign Currency Risk:    The Funds may be exposed to the risk that the value of the Funds’ investments denominated in foreign currencies will decline in value because the foreign currency has declined in value relative to the U.S. dollar.

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TCW Funds, Inc.

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Note 3 — Risk Considerations (Continued)

Foreign Investing Risk:    The Funds may be exposed to the risk that the Funds share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates in countries where the Funds invest.

For complete information on the various risks involved, please refer to the Funds’ prospectus and the Statement of Additional Information which can be obtained on the Funds’ website (www.tcw.com) or by calling the customer service.

Note 4 — Federal Income Taxes

It is the policy of each Fund to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

At October 31, 2018, the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Developing Markets Equity Fund	$12	$—	$12
TCW Emerging Markets Income Fund	22,330	—	22,330
TCW Emerging Markets Multi-Asset Opportunities Fund	1,095	—	1,095
TCW International Small Cap Fund	22	—	22

At the end of the previous fiscal year, October 31, 2017, the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Developing Markets Equity Fund	$32	$—	$32
TCW Emerging Markets Income Fund	36,407	—	36,407
TCW Emerging Markets Local Currency Income Fund	6,568	—	6,568
TCW Emerging Markets Multi-Asset Opportunities Fund	1,841	—	1,841

(1)	Amount rounds to less than $1.

Permanent differences incurred during the year ended October 31, 2018, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the NAV per share (amounts in thousands):

	Undistributed Net Investment Income (Loss)	Undistributed Accumulated Net Realized Gain (Loss)	Paid-in Capital
TCW Developing Markets Equity Fund	$(19)	$19	$—
TCW Emerging Markets Income Fund	(49,374)	49,374	—
TCW Emerging Markets Local Currency Income Fund	(14,246)	14,262	(16)
TCW Emerging Markets Multi-Asset Opportunities Fund	(1,112)	1,112	—
TCW International Small Cap Fund	(4)	4	—	(1)

(1)	Amount rounds to less than $1.

67

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 4 — Federal Income Taxes (Continued)

During the year ended October 31, 2018, the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
TCW Developing Markets Equity Fund	$32	$—	$—	$32
TCW Emerging Markets Income Fund	172,717	—	—	172,717
TCW Emerging Markets Local Currency Income Fund	6,699	—	9,233	15,932
TCW Emerging Markets Multi-Asset Opportunities Fund	2,016	—	—	2,016

For the previous fiscal year ended October 31, 2017 the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Total Distributions
TCW Developing Markets Equity Fund	$47	$—	$47
TCW Emerging Markets Income Fund	176,978	—	176,978
TCW Emerging Markets Local Currency Income Fund	6,855	—	6,855
TCW Emerging Markets Multi-Asset Opportunities Fund	1,409	—	1,409
TCW International Small Cap Fund	29	—	29

At October 31, 2018, net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows (amounts in thousands):

	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Federal Income Tax Purposes
TCW Developing Markets Equity Fund	$359	$(197)	$162	$4,975
TCW Emerging Markets Income Fund	52,432	(194,370)	(141,938)	4,896,331
TCW Emerging Markets Local Currency Income Fund	3,848	(30,383)	(26,535)	332,527
TCW Emerging Markets Multi-Asset Opportunities Fund	3,367	(4,155)	(788)	118,882
TCW International Small Cap Fund	473	(475)	(2)	9,708

At October 31, 2018, the following Funds had net realized losses that will be carried forward indefinitely for federal income tax purposes (amounts in thousands):

	Short-Term Capital Losses	Long-Term Capital Losses	Total
TCW Developing Markets Equity Fund	$505	$—	$505
TCW Emerging Markets Income Fund	470,310	318,732	789,042
TCW Emerging Markets Local Currency Income Fund	18,097	8,985	27,082
TCW Emerging Markets Multi-Asset Opportunities Fund	7,259	—	7,259
TCW International Small Cap Fund	1,593	—	1,593

The Funds did not have any unrecognized tax benefits at October 31, 2018, nor were there any increases or decreases in unrecognized tax benefits for the year ended October 31, 2018. The Funds are subject to examination by the U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

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TCW Funds, Inc.

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Note 5 — Fund Management Fees and Other Expenses

The Funds pay to the Advisor, as compensation for services rendered, facilities furnished and expenses borne by it, the following annual management fees as a percentage of daily net assets:

TCW Developing Markets Equity Fund	0.80%
TCW Emerging Markets Income Fund	0.75%
TCW Emerging Markets Local Currency Income Fund	0.75%
TCW Emerging Markets Multi-Asset Opportunities Fund	0.95%
TCW International Small Cap Fund	0.75%

The Advisor limits the operating expenses of the Funds not to exceed the following expense ratios relative to the Funds’ average daily net assets:

TCW Developing Markets Equity Fund
I Class	1.25	% (1)
N Class	1.25	% (1)
TCW Emerging Markets Income Fund
I Class	1.08	% (2)
N Class	1.08	% (2)
TCW Emerging Markets Local Currency Income Fund
I Class	0.99	% (1)
N Class	0.99	% (1)
TCW Emerging Markets Multi-Asset Opportunities Fund
I Class	1.23	% (1)
N Class	1.23	% (1)
TCW International Small Cap Fund
I Class	1.44	% (1)
N Class	1.44	% (1)

(1)	These limitations are based on an agreement between the Advisor and Company.
(2)

Limitation based on average expense ratio as reported by Lipper, Inc., which is subject to change on a monthly basis. This ratio was in effect as of October 31, 2018. These limitations are voluntary and terminable in a six months notice.

The amount borne by the Advisor during the fiscal year when the operating expenses of a Fund are in excess of the expense limitation cannot be recaptured in the subsequent fiscal years should the expenses drop below the expense limitation in the subsequent years. The Advisor can recapture expenses only within a given fiscal year for that year’s operating expenses.

Directors’ Fees:    Directors who are not affiliated with the Advisor receive compensation from the Funds which is shown on the Statements of Operations. Directors may elect to defer receipt of their fees in accordance with the terms of a Non-Qualified Deferred Compensation Plan. Deferred compensation is included within directors’ fees and expenses in the Statements of Assets and Liabilities.

Note 6 — Distribution Plan

TCW Funds Distributors LLC (“Distributor”), an affiliate of the Advisor and the Funds, serves as the nonexclusive distributor of each class of the Funds’ shares. The Funds have a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the N Class shares of each Fund. Under the terms of the plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its N Class shares for distribution and related services.

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TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 7 — Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the year ended October 31, 2018 were as follows (amounts in thousands):

	Purchases at Cost	Sales or Maturity Proceeds	U.S. Government Purchases at Cost	U.S. Government Sales or Maturity Proceeds
TCW Developing Markets Equity Fund	$9,887	$10,517	$—	$—
TCW Emerging Markets Income Fund	6,946,608	5,441,285	—	—
TCW Emerging Markets Local Currency Income Fund	639,670	498,185	—	—
TCW Emerging Markets Multi-Asset Opportunities Fund	205,848	163,444	—	—
TCW International Small Cap Fund	23,168	23,113	—	—

Note 8 — Capital Share Transactions

Transactions in each Fund’s shares were as follows:

TCW Developing Markets Equity Fund	Year Ended October 31, 2018		Year Ended October 31, 2017
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	396	$5	—	$—
Shares Issued upon Reinvestment of Dividends	1,988	23	3,894	34

Net Increase	2,384	$28	3,894	$34

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	30,914	$371	2,879	$27
Shares Issued upon Reinvestment of Dividends	772	9	1,486	13
Shares Redeemed	(29,554)	(350)	—	—

Net Increase	2,132	$30	4,365	$40

TCW Emerging Markets Income Fund	Year Ended October 31, 2018		Year Ended October 31, 2017
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	325,798,179	$2,630,542	132,574,376	$1,110,081
Shares Issued upon Reinvestment of Dividends	14,774,392	122,504	14,432,022	120,623
Shares Redeemed	(134,516,022)	(1,092,291)	(99,861,578)	(835,242)

Net Increase	206,056,549	$1,660,755	47,144,820	$395,462

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	10,601,963	$111,621	17,285,880	$186,830
Shares Issued upon Reinvestment of Dividends	1,769,493	18,963	2,532,993	27,257
Shares Redeemed	(24,566,407)	(258,337)	(23,070,902)	(250,017)

Net Decrease	(12,194,951)	$(127,753)	(3,252,029)	$(35,930)

70

TCW Funds, Inc.

October 31, 2018

Note 8 — Capital Share Transactions (Continued)

TCW Emerging Markets Local Currency Income Fund	Year Ended October 31, 2018		Year Ended October 31, 2017
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	24,640,615	$223,944	6,308,760	$58,940
Shares Issued upon Reinvestment of Dividends	1,421,479	13,366	434,870	4,159
Shares Redeemed	(8,375,628)	(75,789)	(2,597,777)	(24,054)

Net Increase	17,686,466	$161,521	4,145,853	$39,045

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	5,406,607	$48,629	3,259,146	$30,879
Shares Issued upon Reinvestment of Dividends	271,444	2,539	93,844	899
Shares Redeemed	(3,560,164)	(30,713)	(1,287,565)	(11,757)

Net Increase	2,117,887	$20,455	2,065,425	$20,021

TCW Emerging Markets Multi-Asset Opportunities Fund	Year Ended October 31, 2018		Year Ended October 31, 2017
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	721,682	$8,402	194,195	$2,080
Shares Issued upon Reinvestment of Dividends	80,386	954	133,708	1,281
Shares Redeemed	(224,954)	(2,575)	(314,370)	(3,288)

Net Increase	577,114	$6,781	13,533	$73

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	4,763,034	$54,831	3,761,005	$40,095
Shares Issued upon Reinvestment of Dividends	89,753	1,061	5,841	56
Shares Redeemed	(1,076,732)	(12,060)	(822,023)	(8,361)

Net Increase	3,776,055	$43,832	2,944,823	$31,790

TCW International Small Cap Fund	Year Ended October 31, 2018		Year Ended October 31, 2017
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	132,392	$1,478	21,677	$187
Shares Issued upon Reinvestment of Dividends	—	—	2,311	18
Shares Redeemed	(50,186)	(562)	(116,317)	(998)

Net Increase	82,206	$916	(92,329)	$(793)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	42,646	$488	215,808	$1,964
Shares Issued upon Reinvestment of Dividends	—	—	1,363	11
Shares Redeemed	(51,416)	(586)	(260,862)	(2,321)

Net Decrease	(8,770)	$(98)	(43,691)	$(346)

Note 9 — Ownership

As of October 31, 2018, affiliates of the Funds and Advisor owned 99.2% and 75.9% of the net assets of TCW Developing Markets Equity Fund and TCW International Small Cap Fund, respectively.

71

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 10 — Restricted Securities

The Funds are permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There were no restricted securities held by the Funds as of October 31, 2018.

Note 11 — Committed Line Of Credit

The Company has entered into a $100,000,000 committed revolving line of credit agreement renewed annually with the State Street Bank and Trust Company (the “Bank”) for temporary borrowing purposes. The interest rate on borrowing is the higher of the Federal Funds rate or the overnight LIBOR rate, plus 1.25%. There were no borrowings from the line of credit as of or during the year ended October 31, 2018. The Funds pay the Bank a commitment fee equal to 0.25% per annum on the daily unused portion of the committed line amount. The commitment fees incurred by the Funds are presented in the Statements of Operations. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio.

Note 12 — Indemnifications

Under the Company’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Company. In addition, the Company entered into an agreement with each of the Directors which provides that the Company will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by any Director in any proceeding arising out of or in connection with the Director’s services to the Company, to the fullest extent permitted by the Company’s Articles of Incorporation and By-Laws, the Maryland General Corporation Law, the Securities Act, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Company enters into agreements with service providers that may contain indemnification clauses. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company expects the risk of loss to be remote. The Company has not accrued any liability in connection with such indemnification.

Note 13 — SEC Simplification

In August 2018, the Securities and Exchange Commission adopted the Disclosure Update and Simplification rule, which amends certain disclosure requirements. The amendment requires presentation of the total, rather than the components, of accumulated or undistributed earnings on the Statements of Assets and Liabilities; the amendment also provides the presentation of the distributions on the Statements of Changes in Net Assets at the total level rather than components and to remove the requirement for disclosure of undistributed net investment income on a book basis. This amendment facilitates compliance of the disclosure of information without significantly altering the information provided to investors.

72

TCW Funds, Inc.

October 31, 2018

Note 14 — New Accounting Pronouncement

In August 2018, the FASB released Accounting Standards Update (ASU) 2018-13, which changes the fair value measurement disclosure requirements of Topic 820. The amendments in this ASU are the result of a broader disclosure project called FASB Concept Statement, Conceptual Framework for Financial Reporting—Chapter 8: Notes to Financial Statements. The objective and primary focus of the project are to improve the effectiveness of disclosures in the notes to the financial statements by facilitating clear communication of the information required by GAAP that is most important to users of the financial statements. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of the ASU. Management is currently evaluating the impact of the ASU to the financial statements.

73

TCW Developing Markets Equity Fund

Financial Highlights — I Class

	Year Ended October 31,				June 30, 2015 (Commencement of Operations) through October 31, 2015
	2018	2017	2016
Net Asset Value per Share, Beginning of Year	$11.17	$9.10	$8.62		$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.06	0.07	0.10		0.01
Net Realized and Unrealized Gain (Loss) on Investments	(1.78)	2.09	0.38		(1.39)

Total from Investment Operations	(1.72)	2.16	0.48		(1.38)

Less Distributions:
Distributions from Net Investment Income	(0.06)	(0.09)	(0.00	) (2)	—

Net Asset Value per Share, End of Year	$9.39	$11.17	$9.10		$8.62

Total Return	(15.51)%	23.96%	5.63%		(13.80	)% (3)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$3,750	$4,433	$3,577		$3,392
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	3.45%	3.94%	3.56%		7.09	% (4)
After Expense Reimbursement	1.25%	1.25%	1.25%		1.25	% (4)
Ratio of Net Investment Income to Average Net Assets	0.49%	0.77%	1.15%		0.30	% (4)
Portfolio Turnover Rate	163.33%	194.58%	154.70%		54.34	% (3)

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.
(3)	For the period June 30, 2015 (Commencement of Operations) through October 31, 2015 and is not indicative of a full year’s operating results.
(4)	Annualized.

See accompanying notes to financial statements.

74

TCW Developing Markets Equity Fund

Financial Highlights — N Class

	Year Ended October 31,				June 30, 2015 (Commencement of Operations) through October 31, 2015
	2018	2017	2016
Net Asset Value per Share, Beginning of Year	$11.17	$9.10	$8.62		$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.06	0.07	0.10		0.01
Net Realized and Unrealized Gain (Loss) on Investments	(1.78)	2.09	0.38		(1.39)

Total from Investment Operations	(1.72)	2.16	0.48		(1.38)

Less Distributions:
Distributions from Net Investment Income	(0.06)	(0.09)	(0.00	) (2)	—

Net Asset Value per Share, End of Year	$9.39	$11.17	$9.10		$8.62

Total Return	(15.51)%	23.96%	5.63%		(13.80	)% (3)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$1,468	$1,722	$1,364		$1,297
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	4.51%	5.08%	4.80%		8.39	% (4)
After Expense Reimbursement	1.25%	1.25%	1.25%		1.25	% (4)
Ratio of Net Investment Income to Average Net Assets	0.49%	0.77%	1.15%		0.29	% (4)
Portfolio Turnover Rate	163.33%	194.58%	154.70%		54.34	% (3)

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.
(3)	For the period June 30, 2015 (Commencement of Operations) through October 31, 2015 and is not indicative of a full year’s operating results.
(4)	Annualized.

See accompanying notes to financial statements.

75

TCW Emerging Markets Income Fund

Financial Highlights — I Class

	Year Ended October 31,
	2018	2017	2016	2015	2014
Net Asset Value per Share, Beginning of Year	$8.54	$8.34	$7.67	$8.57	$8.53

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.43	0.55	0.55	0.38	0.47
Net Realized and Unrealized Gain (Loss) on Investments	(0.83)	0.09	0.52	(0.87)	(0.01)

Total from Investment Operations	(0.40)	0.64	1.07	(0.49)	0.46

Less Distributions:
Distributions from Net Investment Income	(0.37)	(0.44)	(0.40)	(0.39)	(0.42)
Distribution from Return of Capital	—	—	—	(0.02)	—

Total Distributions	(0.37)	(0.44)	(0.40)	(0.41)	(0.42)

Net Asset Value per Share, End of Year	$7.77	$8.54	$8.34	$7.67	$8.57

Total Return	(4.85)%	7.95%	14.29%	(5.75)%	5.52%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$4,365,456	$3,039,671	$2,574,798	$2,733,679	$4,602,207
Ratio of Expenses to Average Net Assets	0.86%	0.87%	0.87%	0.88%	0.85%
Ratio of Net Investment Income to Average Net Assets	5.33%	6.56%	6.95%	4.79%	5.44%
Portfolio Turnover Rate	149.50%	212.16%	214.73%	172.93%	165.55%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

76

TCW Emerging Markets Income Fund

Financial Highlights — N Class

	Year Ended October 31,
	2018	2017	2016	2015	2014
Net Asset Value per Share, Beginning of Year	$11.00	$10.75	$9.89	$11.05	$11.01

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.53	0.68	0.68	0.46	0.57
Net Realized and Unrealized Gain (Loss) on Investments	(1.08)	0.12	0.67	(1.11)	(0.02)

Total from Investment Operations	(0.55)	0.80	1.35	(0.65)	0.55

Less Distributions:
Distributions from Net Investment Income	(0.45)	(0.55)	(0.49)	(0.48)	(0.51)
Distribution from Return of Capital	—	—	—	(0.03)	—

Total Distributions	(0.45)	(0.55)	(0.49)	(0.48)	(0.51)

Net Asset Value per Share, End of Year	$10.00	$11.00	$10.75	$9.89	$11.05

Total Return	(5.16)%	7.67%	13.98%	(5.96)%	5.11%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$342,660	$510,877	$534,151	$521,413	$782,384
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.16%	1.15%	1.15%	1.16%	1.13%
After Expense Reimbursement	1.10%	1.13%	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets	5.03%	6.30%	6.71%	4.50%	5.21%
Portfolio Turnover Rate	149.50%	212.16%	214.73%	172.93%	165.55%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

77

TCW Emerging Markets Local Currency Income Fund

Financial Highlights — I Class

	Year Ended October 31,
	2018	2017	2016	2015	2014
Net Asset Value per Share, Beginning of Year	$9.30	$9.13	$8.18	$9.69	$10.14

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.53	0.64	0.52	0.46	0.55
Net Realized and Unrealized Gain (Loss) on Investments	(1.19)	(0.06)	0.43	(1.94)	(0.88)

Total from Investment Operations	(0.66)	0.58	0.95	(1.48)	(0.33)

Less Distributions:
Distributions from Net Investment Income	(0.23)	(0.41)	—	—	—
Distributions from Return of Capital	(0.27)	—	—	(0.03)	(0.12)

Total Distributions	(0.50)	(0.41)	—	(0.03)	(0.12)

Net Asset Value per Share, End of Year	$8.14	$9.30	$9.13	$8.18	$9.69

Total Return	(7.74)%	6.33%	11.61%	(15.35)%	(3.29)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$264,754	$138,068	$97,650	$102,034	$178,828
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.95%	1.03%	1.00%	1.00%	0.95%
After Expense Reimbursement	N/A	0.99%	0.99%	0.99%	N/A
Ratio of Net Investment Income to Average Net Assets	5.90%	6.83%	6.12%	5.20%	5.61%
Portfolio Turnover Rate	185.72%	137.44%	209.07%	250.10%	223.55%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

78

TCW Emerging Markets Local Currency Income Fund

Financial Highlights — N Class

	Year Ended October 31,
	2018	2017	2016	2015	2014
Net Asset Value per Share, Beginning of Year	$9.29	$9.12	$8.17	$9.69	$10.13

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.51	0.64	0.48	0.46	0.58
Net Realized and Unrealized Gain (Loss) on Investments	(1.17)	(0.06)	0.47	(1.95)	(0.91)

Total from Investment Operations	(0.66)	0.58	0.95	(1.49)	(0.33)

Less Distributions:
Distributions from Net Investment Income	(0.23)	(0.41)	—	—	—
Distributions from Return of Capital	(0.27)	—	—	(0.03)	(0.11)

Total Distributions	(0.50)	(0.41)	—	(0.03)	(0.11)

Net Asset Value per Share, End of Year	$8.13	$9.29	$9.12	$8.17	$9.69

Total Return	(7.75)%	6.33%	11.63%	(15.37)%	(3.37)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$47,664	$34,807	$15,325	$153,270	$55,028
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.32%	1.35%	1.31%	1.25%	1.24%
After Expense Reimbursement	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of Net Investment Income to Average Net Assets	5.78%	6.88%	6.05%	5.29%	5.87%
Portfolio Turnover Rate	185.72%	137.44%	209.07%	250.10%	223.55%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

79

TCW Emerging Markets Multi-Asset Opportunities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2018	2017	2016	2015	2014
Net Asset Value per Share, Beginning of Year	$11.70	$10.39	$9.63	$10.97	$10.68

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.25	0.31	0.35	0.24	0.22
Net Realized and Unrealized Gain (Loss) on Investments	(1.30)	1.38	0.65	(1.38)	0.14

Total from Investment Operations	(1.05)	1.69	1.00	(1.14)	0.36

Less Distributions:
Distributions from Net Investment Income	(0.26)	(0.38)	(0.24)	(0.20)	(0.07)

Net Asset Value per Share, End of Year	$10.39	$11.70	$10.39	$9.63	$10.97

Total Return	(9.23)%	17.05%	10.75%	(10.53)%	3.43%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$43,338	$42,041	$37,173	$39,739	$53,652
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.34%	1.54%	1.57%	1.47%	1.43%
After Expense Reimbursement	1.23%	1.23%	1.23%	1.23%	1.21%
Ratio of Net Investment Income to Average Net Assets	2.13%	2.95%	3.74%	2.31%	2.04%
Portfolio Turnover Rate	160.85%	197.48%	227.75%	145.86%	151.61%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

80

TCW Emerging Markets Multi-Asset Opportunities Fund

Financial Highlights — N Class

	Year Ended October 31,
	2018	2017	2016	2015	2014
Net Asset Value per Share, Beginning of Year	$11.66	$10.35	$9.59	$10.92	$10.62

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.26	0.32	0.36	0.24	0.22
Net Realized and Unrealized Gain (Loss) on Investments	(1.31)	1.37	0.64	(1.37)	0.15

Total from Investment Operations	(1.05)	1.69	1.00	(1.13)	0.37

Less Distributions:
Distributions from Net Investment Income	(0.26)	(0.38)	(0.24)	(0.20)	(0.07)

Net Asset Value per Share, End of Year	$10.35	$11.66	$10.35	$9.59	$10.92

Total Return	(9.26)%	17.10%	10.78%	(10.50)%	3.54%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$74,677	$40,064	$5,088	$4,107	$89
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.67%	1.96%	2.15%	2.15%	48.38%
After Expense Reimbursement	1.23%	1.23%	1.23%	1.23%	1.21%
Ratio of Net Investment Income to Average Net Assets	2.25%	2.95%	3.79%	2.38%	2.01%
Portfolio Turnover Rate	160.85%	197.48%	227.75%	145.86%	151.61%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

81

TCW International Small Cap Fund

Financial Highlights — I Class

	Year Ended October 31,
	2018	2017	2016	2015	2014
Net Asset Value per Share, Beginning of Year	$10.52	$8.17	$8.57	$8.72	$8.92

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.03	0.04	0.02	0.01	0.01
Net Realized and Unrealized Gain (Loss) on Investments	(0.93)	2.34	(0.05)	(0.11)	(0.13)

Total from Investment Operations	(0.90)	2.38	(0.03)	(0.10)	(0.12)

Less Distributions:
Distributions from Net Investment Income	—	(0.03)	(0.37)	(0.05)	(0.08)

Net Asset Value per Share, End of Year	$9.62	$10.52	$8.17	$8.57	$8.72

Total Return	(8.65)%	29.21%	(0.49)%	(1.07)%	(1.39)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$6,598	$6,350	$5,684	$7,274	$19,786
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	2.71%	2.89%	2.40%	1.67%	1.37%
After Expense Reimbursement	1.42%	1.43%	1.44%	1.44%	N/A
Ratio of Net Investment Income to Average Net Assets	0.26%	0.41%	0.29%	0.17%	0.12%
Portfolio Turnover Rate	213.01%	232.19%	128.62%	243.88%	259.88%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

82

TCW International Small Cap Fund

Financial Highlights — N Class

	Year Ended October 31,
	2018	2017	2016	2015	2014
Net Asset Value per Share, Beginning of Year	$10.53	$8.17	$8.58	$8.72	$8.92

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.02	0.04	0.03	0.03	0.00 (2)
Net Realized and Unrealized Gain (Loss) on Investments	(0.92)	2.35	(0.07)	(0.12)	(0.13)

Total from Investment Operations	(0.90)	2.39	(0.04)	(0.09)	(0.13)

Less Distributions:
Distributions from Net Investment Income	—	(0.03)	(0.37)	(0.05)	(0.07)

Net Asset Value per Share, End of Year	$9.63	$10.53	$8.17	$8.58	$8.72

Total Return	(8.64)%	29.34%	(0.60)%	(1.03)%	(1.52)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$3,197	$3,589	$3,143	$3,440	$9,437
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	3.26%	3.48%	2.88%	2.09%	1.75%
After Expense Reimbursement	1.42%	1.43%	1.44%	1.44%	1.44%
Ratio of Net Investment Income to Average Net Assets	0.22%	0.41%	0.33%	0.40%	0.04%
Portfolio Turnover Rate	213.01%	232.19%	128.62%	243.88%	259.88%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

83

TCW Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of TCW Funds, Inc.

We have audited the accompanying statements of assets and liabilities of TCW Developing Markets Equity Fund, TCW Emerging Markets Income Fund, TCW Emerging Markets Local Currency Income Fund, TCW Emerging Markets Multi-Asset Opportunities Fund, and TCW International Small Cap Fund (collectively, the “TCW International Funds”) (five of nineteen funds comprising TCW Funds, Inc.), including the schedules of investments, as of October 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for the TCW International Funds, except TCW Developing Markets Equity Fund which is for each of the three years in the period then ended and for the period June 30, 2015 (commencement of operations) to October 31, 2015, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective TCW International Funds as of October 31, 2018, the results of their operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the TCW International Funds, except TCW Developing Markets Equity Fund which is for each of the three years in the period then ended and for the period June 30, 2015 (commencement of operations) to October 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the TCW International Funds’ management. Our responsibility is to express an opinion on the TCW International Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The TCW International Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the TCW International Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Los Angeles, California

December 19, 2018

We have served as the auditor of one or more TCW/Metropolitan West Funds investment companies since 1990.

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Shareholder Expenses (Unaudited)

As a shareholder of a Fund, you incur ongoing operational costs of the Fund, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 to October 31, 2018 (184 days).

Actual Expenses    The first line under each Fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes    The second line under each Fund in the table below provides information about the hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCW Funds, Inc.	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2018 to October 31, 2018)
TCW Developing Markets Equity Fund
I Class Shares
Actual	$1,000.00	$810.20	1.25%	$5.70
Hypothetical (5% return before expenses)	1,000.00	1,018.90	1.25%	6.36

N Class Shares
Actual	$1,000.00	$810.90	1.25%	$5.71
Hypothetical (5% return before expenses)	1,000.00	1,018.90	1.25%	6.36

TCW Emerging Markets Income Fund
I Class Shares
Actual	$1,000.00	$965.10	0.86%	$4.26
Hypothetical (5% return before expenses)	1,000.00	1,020.87	0.86%	4.38

N Class Shares
Actual	$1,000.00	$963.90	1.08%	$5.35
Hypothetical (5% return before expenses)	1,000.00	1,019.76	1.08%	5.50

TCW Emerging Markets Local Currency Income Fund
I Class Shares
Actual	$1,000.00	$881.30	0.99%	$4.69
Hypothetical (5% return before expenses)	1,000.00	1,020.22	0.99%	5.04

N Class Shares
Actual	$1,000.00	$881.20	0.99%	$4.69
Hypothetical (5% return before expenses)	1,000.00	1,020.22	0.99%	5.04

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Shareholder Expenses (Unaudited) (Continued)

TCW Funds, Inc.	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2018 to October 31, 2018)
TCW Emerging Markets Multi-Asset Opportunities Fund
I Class Shares
Actual	$1,000.00	$884.30	1.23%	$5.84
Hypothetical (5% return before expenses)	1,000.00	1,019.01	1.23%	6.26

N Class Shares
Actual	$1,000.00	$884.60	1.23%	$5.84
Hypothetical (5% return before expenses)	1,000.00	1,019.01	1.23%	6.26

TCW International Small Cap Fund
I Class Shares
Actual	$1,000.00	$858.00	1.41%	$6.60
Hypothetical (5% return before expenses)	1,000.00	1,018.10	1.41%	7.17

N Class Shares
Actual	$1,000.00	$858.20	1.41%	$6.60
Hypothetical (5% return before expenses)	1,000.00	1,018.10	1.41%	7.17

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Privacy Policy (Unaudited)

The TCW Group, Inc. and Subsidiaries

TCW Investment Management Company LLC

TCW Asset Management Company LLC

Metropolitan West Asset Management, LLC

TCW Funds, Inc.	Sepulveda Management LLC
TCW Strategic Income Fund, Inc.	TCW Direct Lending LLC
Metropolitan West Funds	TCW Direct Lending VII LLC

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the United States Securities and Exchange Commission.

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC and TCW Direct Lending (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

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Privacy Policy (Unaudited) (Continued)

•

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Categories of Information We Disclose to Nonaffiliated Third Parties

•

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

•

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

Categories of Information We Disclose to Our Affiliated Entities

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and con- firm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

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Reminder About TCW’s Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC and TCW Direct Lending.

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC.

TCW FUNDS, INC.

TCW STRATEGIC INCOME FUND, INC.

METROPOLITAN WEST FUNDS

SEPULVEDA MANAGEMENT LLC

TCW DIRECT LENDING LLC

TCW DIRECT LENDING VII LLC

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 |

email: privacy@tcw.com

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Renewal of Investment Advisory and Management Agreement (Unaudited)

TCW Funds, Inc. (the “Corporation”) and TCW Investment Management Company LLC (the “Advisor”) are parties to an Investment Advisory and Management Agreement (“Agreement”), pursuant to which the Advisor is responsible for managing the investments of each separate investment series (each, a “Fund” and collectively, the “Funds”) of the Corporation. Unless terminated by either party, the Agreement continues in effect from year to year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Funds, or by the Board of Directors of the Corporation (the “Board”), and, in either event, by a majority of the Directors who are not “interested persons” of the Corporation, as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Directors”), casting votes in person at a meeting called for that purpose.

On September 24, 2018, the Board approved the renewal of the Agreement for an additional one-year term from February 6, 2019 through February 5, 2020. The renewal of the Agreement was approved by the Board (including by a majority of the Independent Directors) upon the recommendation of the Independent Directors. The Independent Directors met separately by telephone on August 28, 2018, and in person on September 24, 2018, with their independent legal counsel to review and discuss the information that had been requested on their behalf by their independent legal counsel and presented by the Advisor for their consideration. The information, material facts, and conclusions that formed the basis for the Independent Directors’ recommendation and the Board’s subsequent approval are described below.

1. Information received

Materials reviewed — During the course of each year, the Directors receive a wide variety of materials relating to the services provided by the Advisor, including reports on the Advisor’s investment processes, as well as on each Fund’s investment results, portfolio composition, portfolio trading practices, compliance monitoring, shareholder services, and other information relating to the nature, extent, and quality of services provided by the Advisor to the Funds. In addition, the Board reviewed information furnished to the Independent Directors in response to a detailed request sent to the Advisor on their behalf. The information in the Advisor’s responses included extensive materials regarding each Fund’s investment results, advisory fee comparisons to advisory fees charged by the Advisor to its institutional clients, financial and profitability information regarding the Advisor, descriptions of various services provided to the Funds and to other advisory and sub-advisory clients, descriptions of functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management services to each Fund. The Directors also considered information provided by an independent data provider, Broadridge, comparing the investment performance and the fee and expense levels of each Fund to peer groups of mutual funds selected by Broadridge. After reviewing this information, the Directors requested additional financial, profitability and service information from the Advisor, which the Advisor provided and the Directors considered.

Review process — The Directors’ determinations were made on the basis of each Director’s business judgment after consideration of all the information presented. The Independent Directors were advised by their independent legal counsel throughout the renewal process and received and reviewed advice from their independent legal counsel regarding legal and industry standards applicable to the renewal of the Agreement, including a legal memorandum from their independent legal counsel discussing their fiduciary duties related to their approval of the continuation of the Agreement. The Independent Directors also discussed the renewal of the Agreement with the Advisor’s representatives and in private sessions at which no representatives of the Advisor were present. In deciding to recommend the renewal of the Agreement

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with respect to each Fund, the Independent Directors did not identify any single piece of information or particular factor that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and the Independent Directors.

2. Nature, extent, and quality of services provided by the Advisor

The Board and the Independent Directors considered the depth and quality of the Advisor’s investment management process, including its research and strong analytical capabilities; the experience, capability, and integrity of its senior management and other personnel; the relatively low turnover rates of its key personnel; the overall resources available to the Advisor; and the ability of its organizational structure to address the growth in assets over the past several years and withstand the recent decline in assets. The Board and the Independent Directors considered the ability of the Advisor to attract and retain well-qualified investment professionals, noting in particular the Advisor’s recent hiring of professionals in various areas over the past several years, continued upgrading of resources in its middle office and back office operations and other areas, as well as a continuing and extensive program of infrastructure and systems enhancements. The Board and the Independent Directors also considered that the Advisor made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, operations, administration, research, portfolio accounting, and legal. They noted the substantial additional resources made available by The TCW Group, Inc., the parent company of the Advisor. The Board and the Independent Directors examined and discussed a detailed description of the extensive additional services provided to the Funds to support their operations and compliance, as compared to the much narrower range of services provided to the Advisor’s institutional and sub-advised clients, as well as the Advisor’s oversight and coordination of numerous outside service providers to the Funds. They further noted the high level of regular communication between the Advisor and the Independent Directors. The Advisor explained its responsibility to supervise the activities of the Funds’ various service providers, as well as supporting the Independent Directors and their meetings, regulatory filings, and various operational personnel, and the related costs.

The Board and the Independent Directors concluded that the nature, extent, and quality of the services provided by the Advisor are of a high quality and have benefited and should continue to benefit the Funds and their shareholders.

3. Investment results

The Board and the Independent Directors considered the investment results of each Fund in light of its investment objective(s) and principal investment strategies. They compared each Fund’s total returns with the total returns of other mutual funds in peer group reports prepared by Broadridge with respect to various longer and more recent periods all ended May 31, 2018. The Board and the Independent Directors reviewed information as to peer group selections presented by Broadridge and discussed the methodology for those selections with the Advisor. In reviewing each Fund’s relative performance, the Board and the Independent Directors took into account each Fund’s investment strategies, distinct characteristics, asset size and diversification.

The Board and the Independent Directors noted that most Funds’ performance was satisfactory over the relevant periods. For those Funds that lagged peer group averages, they noted that the Advisor had discussed with the Board the reasons for the underperformance and the actions taken or to be taken by the Advisor to address the underperformance, and they indicated that they would continue to monitor portfolio

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investment performance on a regular basis and discuss with the Advisor from time to time any instances of long-term underperformance as appropriate. The Board and the Independent Directors noted that the performance of some Funds for periods when they lagged their peer group averages remained satisfactory when assessed on a risk-adjusted basis because performance quintiles do not necessarily reflect the amount of risk employed by peer funds to achieve their returns. With respect to the fixed income Funds, the Board and the Independent Directors recognized the Advisor’s deliberate strategy to manage risk in light of its critical view of the fixed-income securities markets and overall investment market conditions at present and in the near term. For that reason, the Board and the Independent Directors believed that relative performance also should be considered in light of future market conditions expected by the Advisor. The Board and the Independent Directors noted the Advisor’s view that longer term performance can be more meaningful for active fixed income funds because market cycles in fixed income are generally longer than three years.

The Board and the Independent Directors noted that investment performance of most of the Funds was generally close to or above the median performance of the applicable peer group during the three-year period emphasized by Broadridge in the supplemental materials, but seven Funds ranked in the fourth or fifth quintile for that three-year period.

For the U.S. fixed income Funds, the Board and the Independent Directors noted the conservative profile of these Funds, which generally experienced less volatility compared to various other funds in the applicable peer group (except for the relative volatility of Total Return Bond Fund, which is a mortgage focused Fund). They also noted the Advisor’s conservative posture for these Funds with respect to credit and interest rate risks.

For the Total Return Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the first quintile for the ten-year period and the second quintile for the five-, three- and one-year periods.

For the Core Fixed Income Fund, the Board and the Independent Directors noted that the Fund’s performance was in the first quintile for the ten-year period, the third quintile for the five-year period, the fourth quintile for the three-year period and the second quintile for the one-year period.

For the High Yield Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the third quintile for the ten-year period and the second quintile for the five-, three- and one-year periods.

For the Global Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the fourth quintile for the five- and three-year periods and the third quintile for the one-year period.

For the Short Term Bond Fund, the Board and the Independent Directors noted that the Fund’s performance was in the fourth quintile for the ten-, five- and three-year periods and the first quintile for the one-year period.

For the Enhanced Commodity Strategy Fund, the Board and the Independent Directors noted that the Fund’s performance was in the second quintile for the five-year period and the third quintile for the three- and one-year periods.

For the U.S. equity Funds, the Board and the Independent Directors noted that the performance of most Funds for the various periods reviewed ranked in the first, second or third quintiles. The Select Equities

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Fund ranked in the fourth quintile for the five-year period. The Relative Value Dividend Appreciation Fund ranked in the fourth quintile for the one-, three- and five-year periods. The Relative Value Large Cap Fund ranked in the fourth quintile for the one- and three-year periods. The Relative Value Mid Cap Fund ranked in the fourth quintile for the ten-year period. The Board and the Independent Directors noted the Advisor’s explanation that the Relative Value Dividend Appreciation Fund’s and the Relative Value Large Cap Fund’s diversification tool used to mitigate risk weighed on their near-term performance in a momentum-driven market and its opinion that each of the Relative Value Funds are well-positioned to excel in a strengthening economic environment. The Global Real Estate Fund ranked in the fifth quintile for the one- and three-year periods, and while it ranked in the third quintile during the quarter ended June 30, 2018, the Board and the Independent Directors determined to continue to closely monitor its performance and did not believe any other immediate action was needed.

For the international and emerging markets Funds, the Board and the Independent Directors noted that the performance of a majority of these Funds ranked in the first, second or third quintiles. The Developing Markets Equity Fund ranked in the fourth quintile for the period since inception, but ranked in the first quintile for the one-year period.

For the asset allocation Fund, the Board the Independent Directors noted that the Conservative Allocation Fund’s performance was in the first quintile for the ten-year period, the second quintile for the five-year period, the third quintile for the three-year period and the first quintile for the one-year period.

The Board and the Independent Directors concluded that the Advisor was implementing each Fund’s investment objective(s) and that the Advisor’s record in managing the Funds indicated that its continued management should benefit each Fund and its shareholders over the long term.

4. Advisory fees and total expenses

The Board and the Independent Directors compared the management fees (which Broadridge defines to include the advisory fee and the administrative fee) and total expenses of each Fund (each as a percentage of average net assets) with the median management fee and operating expense level of the other mutual funds in the relevant Broadridge peer groups. These comparisons assisted the Board and the Independent Directors by providing a reasonable statistical measure to assess each Fund’s fees relative to its relevant peers. The Board and the Independent Directors observed that each Fund’s management fee, after giving effect to applicable waivers and/or reimbursements, was below or near the median of the peer group funds on a current basis, with the exception of the Select Equities Fund, the Emerging Markets Income Fund and the Emerging Markets Local Currency Income Fund. They also observed that each Fund’s total expenses, after giving effect to applicable waivers and/or reimbursements, were below or near the median of the peer group funds, with the exception of the Global Bond Fund primarily due to its smaller size relative to most of the other funds in the peer group. The Board and the Independent Directors also noted the contractual expense limitations to which the Advisor has agreed with respect to each Fund and that the Advisor historically has absorbed any expenses in excess of these limits. The Board and the Independent Directors also noted that for several Funds, their below-median management fee and total expenses were in part due to substantial waiver and/or reimbursement pursuant to the contractual expense limitations. The Board and the Independent Directors concluded that the competitive fees charged by the Advisor, and competitive expense ratios, should continue to benefit each Fund and its shareholders.

The Board and the Independent Directors also reviewed information regarding the advisory fees charged by the Advisor to its institutional and sub-advisory clients with similar investment mandates. The Board and

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Renewal of Investment Advisory and Management Agreement (Unaudited) (Continued)

the Independent Directors concluded that, although the fees paid by those clients generally were lower than advisory fees paid by the Funds, the differences appropriately reflected the more extensive services provided by the Advisor to the Funds and the Advisor’s significantly greater responsibilities and expenses with respect to the Funds, including the additional time spent by portfolio managers for reasons such as managing the more active cash flows from purchases and redemptions by shareholders, the additional risks of managing a pool of assets for public investors, administrative burdens, daily pricing, valuation and liquidity responsibilities, the supervision of vendors and service providers, and the costs of additional infrastructure and operational resources and personnel and of complying with and supporting the more comprehensive regulatory and governance regime applicable to mutual funds.

5. The Advisor’s costs, level of profits, and economies of scale

The Board and the Independent Directors reviewed information regarding the Advisor’s costs of providing services to the Funds, as well as the resulting level of profits to the Advisor. They reviewed the Advisor’s stated assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Advisor’s largest operating cost. The Board and the Independent Directors recognized that the Advisor should be entitled to earn a reasonable level of profits for the services that it provides to each Fund. The Board and the Independent Directors also reviewed a comparison of the Advisor’s profitability with respect to the Funds to the profitability of certain unaffiliated publicly traded asset managers, which the Advisor believed supported its view that the Advisor’s profitability was reasonable. Based on their review, the Board and the Independent Directors concluded that they were satisfied that the Advisor’s level of profitability from its relationship with each Fund was not unreasonable or excessive.

The Board and the Independent Directors considered the extent to which potential economies of scale could be realized as the Funds grow and whether the advisory fees reflect those potential economies of scale. They recognized that the advisory fees for the Funds do not have breakpoints, which would otherwise result in lower advisory fee rates as the Funds grow larger. They also recognized the Advisor’s view that the advisory fees compare favorably to peer group fees and expenses and remain competitive even at higher asset levels and that the relatively low advisory fees reflect the potential economies of scale. The Board and the Independent Directors recognized the benefits of the Advisor’s substantial past and on-going investment in the advisory business, such as successfully recruiting and retaining key professional talent, systems and technology upgrades, added resources dedicated to legal and compliance programs, and improvements to the overall firm infrastructure, as well as the financial pressures of competing against much larger firms and passive investment products. The Board and the Independent Directors also noted the Advisor’s explanation of the increased resources required to manage the Funds as a result of both asset growth and increased competitive pressures. The Board and the Independent Directors further noted the Advisor’s past subsidies of the Funds’ operating expenses when they were newer and smaller and the Advisor’s commitment to maintain reasonable overall operating expenses for each Fund. The Board and the Independent Directors also recognized that the Funds benefit from receiving investment advice from an organization with other types of advisory clients in addition to mutual funds. The Board and the Independent Directors concluded that the Advisor was satisfactorily sharing potential economies of scale with the Funds through low fees and expenses, and through reinvesting in its capabilities for serving the Funds and their shareholders.

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6. Ancillary benefits

The Board and the Independent Directors also considered ancillary benefits received or to be received by the Advisor and its affiliates as a result of the relationship of the Advisor with the Funds, including compensation for certain compliance support services. The Board and the Independent Directors noted that, in addition to the fees the Advisor receives under the Agreement, the Advisor receives additional benefits in connection with management of the Funds in the form of reports, research and other services from brokers and their affiliates in return for brokerage commissions paid to such brokers. The Board and the Independent Directors concluded that any potential benefits received or to be derived by the Advisor from its relationships with the Funds are reasonably related to the services provided by the Advisor to the Funds.

7. Conclusions

Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Directors concluded that the Agreement is fair and reasonable to each Fund and its shareholders, that each Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Advisor by each Fund, and that the renewal of the Agreement was in the best interests of each Fund and its shareholders.

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Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Company uses to determine how to vote proxies are available without charge. The Board has delegated the Company’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Company’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Company, prepares and files Form N-PX with the SEC not later than August 31 of each year, which includes the Company’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Company’s proxy voting record for the most recent twelve-month period ended June 30 is available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for the Company’s proxy voting record, it will send the information disclosed in the Company’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Company also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Filing of Quarterly Portfolio Schedule

The Company files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q.

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Tax Information Notice (Unaudited)

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2018 (amount in thousands):

Fund	Qualified Dividend Income
TCW Developing Markets Equity Fund	$79
TCW Emerging Markets Multi-Asset Opportunities Fund	$768
TCW International Small Cap Fund	$151

The following is the dividend received deduction percentage for the Fund’s corporate shareholders:

Fund	Qualified Received Deductions
TCW Developing Markets Equity Fund	2.15%
TCW Emerging Markets Multi-Asset Opportunities Fund	0.41%

The following Funds paid foreign taxes during the year ended October 31, 2018 that are available as income tax credits:

Fund	Foreign Tax Credit
TCW Developing Markets Equity Fund	$10
TCW Emerging Markets Multi-Asset Opportunities Fund	$99
TCW International Small Cap Fund	$20

This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. In February 2019, shareholders will receive Form 1099-DIV which will show the actual distribution received and include their share of qualified dividends during the calendar year of 2018. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

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TCW Funds, Inc.

Directors and Officers of the Company

A board of eight directors is responsible for overseeing the operations of the Company, which consists of 19 Funds at October 31, 2018. The directors of the Company, and their business addresses and their principal occupation for the last five years are set forth below.

Independent Directors

Name, and Year of Birth (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (1936)	Indefinite term; Mr. Bell has served as a director of TCW Funds, Inc. since October 2002.	Private Investor.	Point 360 (post production services); TCW Strategic Income Fund, Inc. (closed-end fund).
Patrick C. Haden (1953) Chairman of the Board	Indefinite term; Mr. Haden has served as a director of TCW Funds, Inc. since May 2001.	President (since 2003), Wilson Ave. Consulting (business consulting firm); Senior Advisor to President (July 2016-June 2017) and Athletic Director (August 2010-June 2016), University of Southern California.	Tetra Tech, Inc. (environmental consulting); Auto Club (affiliate of AAA); Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed end fund).
Peter McMillan (1957)	Indefinite term; Mr. McMillan has served as a director of TCW Funds, Inc. since August 2010.	Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm); Co-founder and Managing Partner (since 2000), Willowbrook Capital Group, LLC (investment advisory firm); Co-founder and Executive Vice President (since 2005), KBS Capital Advisors (a manager of real estate investment trusts).	KBS Real Estate Investment Trusts (real estate investments); KBS Strategic Opportunity REITS (real estate investments); Metropolitan West Funds (mutual funds); TCW Strategic Income Fund, Inc. (closed-end fund).
Charles A. Parker (1934)	Indefinite term; Mr. Parker has served as a director of the TCW Funds, Inc. since April 2003.	Private Investor.	Burridge Center for Research in Security Prices (University of Colorado); TCW Strategic Income Fund, Inc. (closed-end fund).
Victoria B. Rogers (1961)	Indefinite term; Ms. Rogers has served as a director of the TCW Funds, Inc. since October 2011.	President (since 1996), The Rose Hills Foundation (charitable foundation).	Causeway Capital Management Trust (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund).
Andrew Tarica (1959)	Indefinite term; Mr. Tarica has served as a director of the TCW Funds, Inc. since March 2012.	Chief Executive Officer (since February 2001), Meadowbrook Capital Management (asset management company); Employee (since 2003), Cowen & Co. (broker-dealer).	Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Direct Lending VII, LLC (business development company).

(1)	The address of each Independent Director is c/o Morgan Lewis, & Bockius LLP, Counsel to the Independent Directors, 300 South Grand Avenue 22nd Floor, Los Angeles, CA 90071.

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TCW Funds, Inc.

Interested Directors

These directors are “interested persons” of the Company as defined in the 1940 Act because they are directors and officers of the Advisor, and shareholders and directors of The TCW Group, Inc., the parent company of the Advisor.

Name and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years (1)	Other Directorships held by Director
Marc I. Stern (1944)	Indefinite term; Mr. Stern has served as a director since inception of TCW Funds, Inc. in September 1992.	Chairman (since January 2016), TCW LLC; Chairman (since February 2013), The TCW Group, Inc., TCW Investment Management Company, TCW Asset Management Company and Metropolitan West Asset Management.	Qualcomm Incorporated (wireless communications)
David S. DeVito (1962)	Indefinite term; Mr. DeVito has served as a director since January 2014.	Executive Vice President and Chief Operating Officer (since January 2016), TCW LLC; Executive Vice President and Chief Operating Officer (since October 2013), TCW Investment Management Company LLC, The TCW Group, Inc., Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC; President and Chief Executive Officer (since January 2014), TCW Strategic Income Fund, Inc.; Treasurer, Principal Financial Officer and Principal Accounting Officer (since 2010), Metropolitan West Funds.	TCW Strategic Income Fund, Inc. (closed-end fund)

(1)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.

The officers of the Company who are not directors of the Company are:

Name and Year of Birth	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Lisa Eisen (1963)	Tax Officer	Tax Officer (since December 2016), Metropolitan West Funds and TCW Strategic Income Fund, Inc.; Managing Director and Director of Tax (since August 2016), TCW, LLC; Vice President of Corporate Tax and Payroll for Health Net, Inc. (1998 – July 2016).

99

TCW Funds, Inc.

Directors and Officers of the Company (Continued)

Name and Year of Birth	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Meredith S. Jackson (1959)	Senior Vice President, General Counsel and Secretary	Executive Vice President, General Counsel and Secretary (since January 2016), TCW LLC; Executive Vice President, General Counsel and Secretary (since February 2013), TCW Investment Management Company, The TCW Group Inc., TCW Asset Management Company and Metropolitan West Asset Management; Senior Vice President, General Counsel and Secretary (since February 2013), TCW Strategic Income Fund, Inc.; Vice President and Secretary (since February 2013), Metropolitan West Funds; Partner and Chair of the Debt Finance Practice Group (1999 – January 2013), Irell & Manella (law firm).
Jeffrey Engelsman (1967)	Chief Compliance Officer since September 2014 and AML Officer since December 2016	AML Officer (since December 2016), Metropolitan West Funds, and TCW Strategic Income Fund, Inc.; Global Chief Compliance Officer (since January 2016), TCW LLC; Chief Compliance Officer (since 2014), Metropolitan West Funds and TCW Strategic Income Fund, Inc.; Managing Director, Global Chief Compliance Officer (since August 2014), TCW Investment Management Company LLC, TCW Asset Management, LLC and Metropolitan West Asset Management, LLC; Global Chief Compliance Officer (since September 2014), The TCW Group, Inc.; Chief Compliance Officer (2009 – August 2014), MainStay Funds (mutual fund); Managing Director (2009 – July 2014), New York Life Investments (investment management).

100

TCW Funds, Inc.

Name and Year of Birth	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Richard Villa (1964)	Treasurer and Principal Financial and Accounting Officer	Managing Director, Chief Financial Officer and Assistant Secretary (since January 2016), TCW LLC; Treasurer and Chief Financial Officer (since January 2014), TCW Strategic Income Fund, Inc.; Managing Director and Chief Financial Officer (since July 2008), TCW Investment Management Company, the TCW Group, Inc., TCW Asset Management Company LLC, and Metropolitan West Asset Management LLC.

(1)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.
*	Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017

In addition, George N. Winn, Senior Vice President of TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC, TCW LLC and the Advisor, is Assistant Treasurer of the Company; and Patrick W. Dennis, Senior Vice President, Associate General Counsel and Assistant Secretary of TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC, TCW LLC and the Advisor, is Vice President and Assistant Secretary of the Company.

The SAI (Statement of Additional Information) has additional information regarding the Board of Directors. A copy is available without charge by calling 1-800-FUND-TCW (1-800-386-3829) to obtain a hard copy or by going to the SEC website at http://www.sec.gov.

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TCW Funds, Inc.

865 South Figueroa Street

Los Angeles, California 90017

800 FUND TCW

(800 386 3829)

www.TCW.com

INVESTMENT ADVISOR

TCW Investment Management Company LLC

865 South Figueroa Street

Los Angeles, California 90017

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 E. Michigan Street

Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 West 5th Street

Los Angeles, California 90013

CUSTODIAN & ADMINISTRATOR

State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

DISTRIBUTOR

TCW Funds Distributors LLC

865 South Figueroa Street

Los Angeles, California 90017

DIRECTORS

Patrick C. Haden

Director and Chairman of the Board

Samuel P. Bell

Director

David S. DeVito

Director

Peter McMillan

Director

Charles A. Parker

Director

Victoria B. Rogers

Director

Marc I. Stern

Director

Andrew Tarica

Director

OFFICERS

David S. DeVito

President and Chief Executive Officer

Meredith S. Jackson

Senior Vice President,

General Counsel and Secretary

Richard M. Villa

Treasurer and Principal Financial and Accounting Officer

Jeffrey A. Engelsman

Chief Compliance Officer and Anti-Money Laundering Officer

Patrick W. Dennis

Vice President and Assistant Secretary

Lisa Eisen

Tax Officer

George N. Winn

Assistant Treasurer

TCW FAMILY OF FUNDS

EQUITY FUNDS

TCW Artificial Intelligence Equity Fund

TCW Global Real Estate Fund

TCW New America Premier Equities Fund

TCW Relative Value Dividend Appreciation Fund

TCW Relative Value Large Cap Fund

TCW Relative Value Mid Cap Fund

TCW Select Equities Fund

ALLOCATION FUND

TCW Conservative Allocation Fund

FIXED INCOME FUNDS

TCW Core Fixed Income Fund

TCW Enhanced Commodity Strategy Fund

TCW Global Bond Fund

TCW High Yield Bond Fund

TCW Short Term Bond Fund

TCW Total Return Bond Fund

INTERNATIONAL FUNDS

TCW Developing Markets Equity Fund

TCW Emerging Markets Income Fund

TCW Emerging Markets Local Currency Income Fund

TCW Emerging Markets Multi-Asset Opportunities Fund

TCW International Small Cap Fund

FUNDarINT1018

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer or persons performing similar functions.

(b)	No disclosures are required by this Item 2(b).

(c)	The Registrant has made no material changes to its code of ethics.

(d)	The Registrant has not granted any waivers from any provisions of its code of ethics during the period covered by this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Registrant’s code of ethics is filed as Exhibit 13(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

(a)(1)

The Registrant’s Board of Directors (the “Board”) has determined that the Registrant has two members serving on the Registrant’s Audit Committee that possess the attributes identified in Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)	The audit committee financial experts are Samuel P. Bell and Victoria B. Rogers. Each has been deemed to be “independent” as that term is defined in Form N-CSR.

(a)(3)	Not applicable.

Item 4.	Principal Accountant Fees and Services.

The firm of Deloitte & Touche LLP (“Deloitte”) serves as the independent registered public accounting firm for the Registrant.

(a) Audit Fees

For the fiscal years ended October 31, 2018 and October 31, 2017, the aggregate fees billed for professional services rendered by Deloitte for the audit of the Registrant’s annual financial statements or for services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements were:

2018	2017
$538,478	$568,806

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(b) Audit-Related Fees

For the fiscal years October 31, 2018 and October 31, 2017, the aggregate fees billed for assurance and related services rendered by Deloitte that are reasonably related to the performance of the audit or review of the Registrant’s financial statements and that are not reported under Audit Fees above were:

2018	2017
$0	$0

(c) Tax Fees

For the fiscal years ended October 31, 2018 and October 31, 2017, the aggregate fees billed for tax compliance, tax advice and tax planning by Deloitte were:

2018	2017
$104,650	$126,250

Fees were for the preparation and filing of the Registrant’s corporate returns.

(d) All Other Fees

For the fiscal years ended October 31, 2018 and October 31, 2017, the aggregate fees billed by Deloitte to the Registrant for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were:

2018	2017
$16,550	$36,250

Fees were for Passive Foreign Investment Company analysis.

(e)(1)

The Registrant’s Audit Committee approves each specific service the auditor will perform for the Registrant. Accordingly, the Audit Committee has not established pre-approval policies or procedures for services that the auditor may perform for the Registrant.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g) For the fiscal years ended October 31, 2018 and October 31, 2017, aggregate non-audit fees billed by Deloitte for services rendered to the Registrant were:

2018	2017
$121,200	$162,500

For the twelve month periods ended October 31, 2018 and October 31, 2017, aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant were $0 and $0, respectively.

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(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a)

The Chief Executive Officer and Principal Financial and Accounting Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the

5

Registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of Ethics referred to in Item 2 is filed herewith.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Funds, Inc.

By (Signature and Title)
/s/ David S. DeVito
David S. DeVito
President and Chief Executive Officer

Date	December 19, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)
/s/ David S. DeVito
David S. DeVito
President and Chief Executive Officer

Date	December 19, 2018

By (Signature and Title)
/s/ Richard M. Villa
Richard M. Villa
Treasurer and Principal Financial and Accounting Officer

Date	December 19, 2018

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